EXPLANATORY NOTE

This is a post-qualification amendment to an offering statement on Form 1-A filed by RSE Archive, LLC. The offering statement was originally filed by RSE Archive, LLC on August 13, 2019 and has been amended by RSE Archive, LLC on multiple occasions since that date. The offering statement, as amended by pre-qualification amendments, was initially qualified by the U.S. Securities and Exchange Commission on October 11, 2019.

Different series of RSE Archive, LLC have already been offered or have been qualified but not yet launched as of the date hereof, by RSE Archive, LLC under the offering statement, as amended and qualified. Each such series of RSE Archive, LLC will continue to be offered and sold by RSE Archive, LLC following the filing of this post-qualification amendment subject to the offering conditions contained in the offering statement, as qualified.

The purpose of this post-qualification amendment is to add to the offering statement, as amended and qualified, the offering of additional series of RSE Archive, LLC and to amend, update and/or replace certain information contained in the Offering Circular. The series already offered, or qualified but not yet launched as of the date hereof, under the offering statement, and the additional series being added to the offering statement by means of this post-qualification amendment, are outlined in the “Master Series Table” contained in the section titled “Interests in Series Covered by This Amendment” of the Offering Circular to this post-qualification amendment.

This Post-Qualification Offering Circular Amendment No. 20 amends the Post-Qualification Offering Circular No. 19 of RSE Archive LLC, dated March 16, 2021 as qualified on March 29, 2021, and as may be amended and supplemented from time to time (the “Offering Circular”), to add additional securities to be offered pursuant to the Offering Circular. Unless otherwise defined below, capitalized terms used herein shall have the same meanings as set forth in the Offering Circular. An offering statement pursuant to Regulation A relating to these securities has been filed with the Securities and Exchange Commission. Information contained in this Preliminary Offering Circular is subject to completion or amendment. To the extent not already qualified under Regulation A, these securities may not be sold nor may offers to buy be accepted before the offering statement filed with the Commission is qualified. We may elect to satisfy our obligation to deliver a Final Offering Circular by sending you a notice within two business days after the completion of our sale to you that contains the URL where the Final Offering Circular or the offering statement in which such Final Offering Circular was filed may be obtained.

POST-QUALIFICATION OFFERING CIRCULAR AMENDMENT NO. 20

SUBJECT TO COMPLETION; DATED MAY 5, 2021

RSE ARCHIVE, LLC

250 LAFAYETTE STREET, 2ND FLOOR, NEW YORK, NY 10012

(347-952-8058) Telephone Number

www.rallyrd.com

This Post-Qualification Amendment relates to the offer and sale of series of interest, as described below, to be issued by RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”).

		Series Membership Interests Overview
		Price to Public	Underwriting Discounts and Commissions (1)(2)(3)	Proceeds to Issuer	Proceeds to Other Persons

Series #52MANTLE	Per Unit	$132.00		$132.00
	Total Minimum	$105,600		$105,600
	Total Maximum	$132,000		$132,000

Series #71MAYS	Per Unit	$28.50		$28.50
	Total Minimum	$45,600		$45,600
	Total Maximum	$57,000		$57,000

Series #RLEXPEPSI	Per Unit	$8.90		$8.90
	Total Minimum	$14,240		$14,240
	Total Maximum	$17,800		$17,800

Series #10COBB	Per Unit	$39.00		$39.00
	Total Minimum	$31,200		$31,200
	Total Maximum	$39,000		$39,000

Series #POTTER	Per Unit	$24.00		$24.00
	Total Minimum	$57,600		$57,600
	Total Maximum	$72,000		$72,000

Series #TWOCITIES	Per Unit	$72.50		$72.50
	Total Minimum	$11,600		$11,600
	Total Maximum	$14,500		$14,500

Series #FROST	Per Unit	$67.50		$67.50
	Total Minimum	$10,800		$10,800
	Total Maximum	$13,500		$13,500

Series #BIRKINBLEU	Per Unit	$58.00	$58.00
	Total Minimum	$46,400	$46,400
	Total Maximum	$58,000	$58,000

Series #SMURF	Per Unit	$17.25	$17.25
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #70RLEX	Per Unit	$20.00	$20.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #EINSTEIN	Per Unit	$7.25	$7.25
	Total Minimum	$11,600	$11,600
	Total Maximum	$14,500	$14,500

Series #HONUS	Per Unit	$52.00	$52.00
	Total Minimum	$416,000	$416,000
	Total Maximum	$520,000	$520,000

Series #75ALI	Per Unit	$46.00	$46.00
	Total Minimum	$36,800	$36,800
	Total Maximum	$46,000	$46,000

Series #71ALI	Per Unit	$15.50	$15.50
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #APROAK	Per Unit	$75.00	$75.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #88JORDAN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BIRKINBOR	Per Unit	$26.25	$26.25
	Total Minimum	$42,000	$42,000
	Total Maximum	$52,500	$52,500

Series #33RUTH	Per Unit	$38.50	$38.50
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #SPIDER1	Per Unit	$22.00	$22.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BATMAN3	Per Unit	$78.00	$78.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #ROOSEVELT	Per Unit	$19.50	$19.50
	Total Minimum	$15,600	$15,600
	Total Maximum	$19,500	$19,500

Series #ULYSSES	Per Unit	$51.00	$51.00

	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #56MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #AGHOWL	Per Unit	$38.00	$38.00
	Total Minimum	$15,200	$15,200
	Total Maximum	$19,000	$19,000

Series #98JORDAN	Per Unit	$64.00	$64.00
	Total Minimum	$102,400	$102,400
	Total Maximum	$128,000	$128,000

Series #18ZION	Per Unit	$30.00	$30.00
	Total Minimum	$12,000	$12,000
	Total Maximum	$15,000	$15,000

Series #SNOOPY	Per Unit	$12.75	$12.75
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #APOLLO11	Per Unit	$32.00	$32.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #24RUTHBAT	Per Unit	$85.00	$85.00
	Total Minimum	$204,000	$204,000
	Total Maximum	$255,000	$255,000

Series #YOKO	Per Unit	$80.00	$80.00
	Total Minimum	$12,800	$12,800
	Total Maximum	$16,000	$16,000

Series #86JORDAN	Per Unit	$40.00	$40.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #RUTHBALL1	Per Unit	$14.50	$14.50
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #HULK1	Per Unit	$44.50	$44.50
	Total Minimum	$71,200	$71,200
	Total Maximum	$89,000	$89,000

Series #HIMALAYA	Per Unit	$70.00	$70.00
	Total Minimum	$112,000	$112,000
	Total Maximum	$140,000	$140,000

Series #55CLEMENTE	Per Unit	$38.00	$38.00
	Total Minimum	$30,400	$30,400
	Total Maximum	$38,000	$38,000

Series #38DIMAGGIO	Per Unit	$22.00	$22.00

	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #BOND1	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #LOTR	Per Unit	$29.00	$29.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #CATCHER	Per Unit	$25.00	$25.00
	Total Minimum	$10,000	$10,000
	Total Maximum	$12,500	$12,500

Series #SUPER21	Per Unit	$1.00	$1.00
	Total Minimum	$6,800	$6,800
	Total Maximum	$8,500	$8,500

Series #BATMAN1	Per Unit	$71.00	$71.00
	Total Minimum	$56,800	$56,800
	Total Maximum	$71,000	$71,000

Series #GMTBLACK1	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #BIRKINTAN	Per Unit	$28.00	$28.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #61JFK	Per Unit	$11.50	$11.50
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #50JACKIE	Per Unit	$1.00	$1.00
	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #POKEMON1	Per Unit	$25.00	$25.00
	Total Minimum	$100,000	$100,000
	Total Maximum	$125,000	$125,000

Series #LINCOLN	Per Unit	$20.00	$20.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #STARWARS1	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #56TEDWILL	Per Unit	$45.00	$45.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #68MAYS	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200

	Total Maximum	$39,000	$39,000

Series #TMNT1	Per Unit	$65.00	$65.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #CAPTAIN3	Per Unit	$37.00	$37.00
	Total Minimum	$29,600	$29,600
	Total Maximum	$37,000	$37,000

Series #51MANTLE	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #CHURCHILL	Per Unit	$1.00	$1.00
	Total Minimum	$6,000	$6,000
	Total Maximum	$7,500	$7,500

Series #SHKSPR4	Per Unit	$115.00	$115.00
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #03KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #03LEBRON	Per Unit	$17.00	$17.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #03JORDAN	Per Unit	$20.50	$20.50
	Total Minimum	$32,800	$32,800
	Total Maximum	$41,000	$41,000

Series #39TEDWILL	Per Unit	$5.00	$5.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #94JETER	Per Unit	$45.00	$45.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #2020TOPPS	Per Unit	$10.00	$10.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #FANFOUR1	Per Unit	$52.50	$52.50
	Total Minimum	$84,000	$84,000
	Total Maximum	$105,000	$105,000

Series #86RICE	Per Unit	$1.00	$1.00
	Total Minimum	$18,400	$18,400
	Total Maximum	$23,000	$23,000

Series #DAREDEV1	Per Unit	$1.00	$1.00
	Total Minimum	$9,200	$9,200

	Total Maximum	$11,500	$11,500

Series #85MARIO	Per Unit	$50.00	$50.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #TOS39	Per Unit	$45.00	$45.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #05LATOUR	Per Unit	$9.80	$9.80
	Total Minimum	$7,840	$7,840
	Total Maximum	$9,800	$9,800

Series #16SCREAG	Per Unit	$39.00	$39.00
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #14DRC	Per Unit	$54.00	$54.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #57MANTLE	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #FAUBOURG	Per Unit	$75.00	$75.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #SOBLACK	Per Unit	$56.00	$56.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series #GATSBY	Per Unit	$50.00	$50.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #93DAYTONA	Per Unit	$21.00	$21.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #09TROUT	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #57STARR	Per Unit	$1.00	$1.00
	Total Minimum	$6,400	$6,400
	Total Maximum	$8,000	$8,000

Series #AF15	Per Unit	$25.00	$25.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #03KOBE2	Per Unit	$4.00	$4.00
	Total Minimum	$18,400	$18,400

	Total Maximum	$23,000	$23,000

Series #JOBSMAC	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #16PETRUS	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #ALICE	Per Unit	$1.00	$1.00
	Total Minimum	$9,600	$9,600
	Total Maximum	$12,000	$12,000

Series #SPIDER10	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #62MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #BATMAN6	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #CLEMENTE2	Per Unit	$35.00	$35.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #79STELLA	Per Unit	$5.00	$5.00
	Total Minimum	$55,200	$55,200
	Total Maximum	$69,000	$69,000

Series #TKAM	Per Unit	$16.00	$16.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #SUPER14	Per Unit	$25.00	$25.00
	Total Minimum	$104,000	$104,000
	Total Maximum	$130,000	$130,000

Series #DIMAGGIO2	Per Unit	$10.50	$10.50
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #13BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$20,400	$20,400
	Total Maximum	$25,500	$25,500

Series #88MARIO	Per Unit	$15.00	$15.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #ANMLFARM	Per Unit	$10.00	$10.00

	Total Minimum	$8,000	$8,000
	Total Maximum	$10,000	$10,000

Series #NASA1	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #00BRADY	Per Unit	$12.00	$12.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #85NES	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #04LEBRON	Per Unit	$10.00	$10.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #85JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$200,000	$200,000
	Total Maximum	$250,000	$250,000

Series #69KAREEM	Per Unit	$11.00	$11.00
	Total Minimum	$22,000	$22,000
	Total Maximum	$27,500	$27,500

Series #59JFK	Per Unit	$13.00	$13.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #JUSTICE1	Per Unit	$43.00	$43.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #GRAPES	Per Unit	$19.50	$19.50
	Total Minimum	$31,200	$31,200
	Total Maximum	$39,000	$39,000

Series #GOLDENEYE	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #03LEBRON2	Per Unit	$20.00	$20.00
	Total Minimum	$80,000	$80,000
	Total Maximum	$100,000	$100,000

Series #34GEHRIG	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #98KANGA	Per Unit	$8.00	$8.00
	Total Minimum	$136,000	$136,000
	Total Maximum	$170,000	$170,000

Series #06BRM	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800

	Total Maximum	$18,500	$18,500

Series #MOONSHOE	Per Unit	$10.00	$10.00
	Total Minimum	$144,000	$144,000
	Total Maximum	$180,000	$180,000

Series #DUNE	Per Unit	$13.25	$13.25
	Total Minimum	$10,600	$10,600
	Total Maximum	$13,250	$13,250

Series #86FLEER	Per Unit	$10.00	$10.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #58PELE2	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #WILDGUN	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #18LAMAR	Per Unit	$8.00	$8.00
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #03TACHE	Per Unit	$5.00	$5.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #AVENGE57	Per Unit	$1.00	$1.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #99TMB2	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #AVENGERS1	Per Unit	$54.00	$54.00
	Total Minimum	$216,000	$216,000
	Total Maximum	$270,000	$270,000

Series #13GIANNIS	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #04MESSI	Per Unit	$5.00	$5.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #PUNCHOUT	Per Unit	$9.00	$9.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #BULLSRING	Per Unit	$10.00	$10.00

	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #70AARON	Per Unit	$3.00	$3.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #96CHARZRD	Per Unit	$10.00	$10.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #ICECLIMB	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #01TIGER	Per Unit	$10.00	$10.00
	Total Minimum	$14,800	$14,800
	Total Maximum	$18,500	$18,500

Series #JUNGLEBOX	Per Unit	$5.00	$5.00
	Total Minimum	$27,600	$27,600
	Total Maximum	$34,500	$34,500

Series #51HOWE	Per Unit	$9.00	$9.00
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #09COBB	Per Unit	$4.00	$4.00
	Total Minimum	$25,600	$25,600
	Total Maximum	$32,000	$32,000

Series #96JORDAN2	Per Unit	$5.00	$5.00
	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #THOR	Per Unit	$20.00	$20.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #FOSSILBOX	Per Unit	$5.00	$5.00
	Total Minimum	$16,800	$16,800
	Total Maximum	$21,000	$21,000

Series #59FLASH	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #POKEBLUE	Per Unit	$10.00	$10.00
	Total Minimum	$19,200	$19,200
	Total Maximum	$24,000	$24,000

Series #DOMINOS	Per Unit	$5.50	$5.50
	Total Minimum	$8,800	$8,800
	Total Maximum	$11,000	$11,000

Series #PICNIC	Per Unit	$27.00	$27.00

	Total Minimum	$43,200	$43,200
	Total Maximum	$54,000	$54,000

Series #98GTA	Per Unit	$5.00	$5.00
	Total Minimum	$12,600	$12,600
	Total Maximum	$15,750	$15,750

Series #58PELE	Per Unit	$10.00	$10.00
	Total Minimum	$252,000	$252,000
	Total Maximum	$315,000	$315,000

Series #09CURRY	Per Unit	$10.00	$10.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #84JORDAN	Per Unit	$25.00	$25.00
	Total Minimum	$300,000	$300,000
	Total Maximum	$375,000	$375,000

Series #09BEAUX	Per Unit	$5.00	$5.00
	Total Minimum	$27,200	$27,200
	Total Maximum	$34,000	$34,000

Series #KEROUAC	Per Unit	$20.00	$20.00
	Total Minimum	$78,400	$78,400
	Total Maximum	$98,000	$98,000

Series #96JORDAN	Per Unit	$4.00	$4.00
	Total Minimum	$38,400	$38,400
	Total Maximum	$48,000	$48,000

Series #FEDERAL	Per Unit	$15.00	$15.00
	Total Minimum	$120,000	$120,000
	Total Maximum	$150,000	$150,000

Series #62BOND	Per Unit	$6.00	$6.00
	Total Minimum	$74,400	$74,400
	Total Maximum	$93,000	$93,000

Series 1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Per Unit	$0.00	$0.00
	Total Minimum	$0	$0
	Total Maximum	$0	$0

Series #71TOPPS	Per Unit	$4.00	$4.00
	Total Minimum	$54,400	$54,400
	Total Maximum	$68,000	$68,000

Series #DEATON	Per Unit	$25.00	$25.00
	Total Minimum	$228,000	$228,000
	Total Maximum	$285,000	$285,000

Series #98ZELDA	Per Unit	$4.70	$4.70
	Total Minimum	$18,800	$18,800
	Total Maximum	$23,500	$23,500

Series #03JORDAN2	Per Unit	$4.20	$4.20
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #WOLVERINE	Per Unit	$9.50	$9.50
	Total Minimum	$38,000	$38,000
	Total Maximum	$47,500	$47,500

Series #91JORDAN	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #79GRETZKY	Per Unit	$40.00	$40.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #17DUJAC	Per Unit	$8.00	$8.00
	Total Minimum	$20,800	$20,800
	Total Maximum	$26,000	$26,000

Series #FAUBOURG2	Per Unit	$15.00	$15.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #MOSASAUR	Per Unit	$5.00	$5.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #92JORDAN	Per Unit	$6.00	$6.00
	Total Minimum	$33,600	$33,600
	Total Maximum	$42,000	$42,000

Series #14KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$62,400	$62,400
	Total Maximum	$78,000	$78,000

Series #03LEBRON3	Per Unit	$23.00	$23.00
	Total Minimum	$184,000	$184,000
	Total Maximum	$230,000	$230,000

Series #95TOPSUN	Per Unit	$6.00	$6.00
	Total Minimum	$48,000	$48,000
	Total Maximum	$60,000	$60,000

Series #OPEECHEE	Per Unit	$30.00	$30.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #59BOND	Per Unit	$8.00	$8.00
	Total Minimum	$65,600	$65,600
	Total Maximum	$82,000	$82,000

Series #09TROUT2	Per Unit	$5.00	$5.00
	Total Minimum	$44,800	$44,800
	Total Maximum	$56,000	$56,000

Series 1962 Amazing Fantasy #15 CGC VG+ 4.5	Per Unit	$0.00	$0.00
	Total Minimum	$0	$0
	Total Maximum	$0	$0

Series #ROCKETBOX	Per Unit	$6.00	$6.00
	Total Minimum	$22,800	$22,800
	Total Maximum	$28,500	$28,500

Series #94JORDAN	Per Unit	$8.50	$8.50
	Total Minimum	$68,000	$68,000
	Total Maximum	$85,000	$85,000

Series #85MJPROMO	Per Unit	$8.00	$8.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #17MAHOMES	Per Unit	$12.00	$12.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #76PAYTON	Per Unit	$6.50	$6.50
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #11BELAIR	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #16KOBE	Per Unit	$8.00	$8.00
	Total Minimum	$640,000	$640,000
	Total Maximum	$800,000	$800,000

Series #FANFOUR5	Per Unit	$8.00	$8.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #86DK3	Per Unit	$10.00	$10.00
	Total Minimum	$34,800	$34,800
	Total Maximum	$43,500	$43,500

Series #18LUKA	Per Unit	$5.00	$5.00
	Total Minimum	$21,200	$21,200
	Total Maximum	$26,500	$26,500

Series #MARADONA	Per Unit	$7.00	$7.00
	Total Minimum	$11,200	$11,200
	Total Maximum	$14,000	$14,000

Series #68RYAN	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000

	Total Maximum	$70,000	$70,000

Series #99CHARZRD	Per Unit	$10.00	$10.00
	Total Minimum	$280,000	$280,000
	Total Maximum	$350,000	$350,000

Series #96KOBE	Per Unit	$11.00	$11.00
	Total Minimum	$61,600	$61,600
	Total Maximum	$77,000	$77,000

Series #POKEYELOW	Per Unit	$5.00	$5.00
	Total Minimum	$44,000	$44,000
	Total Maximum	$55,000	$55,000

Series #POKELUGIA	Per Unit	$11.00	$11.00
	Total Minimum	$88,000	$88,000
	Total Maximum	$110,000	$110,000

Series #48JACKIE	Per Unit	$20.00	$20.00
	Total Minimum	$300,000	$300,000
	Total Maximum	$375,000	$375,000

Series #VANHALEN	Per Unit	$12.40	$12.40
	Total Minimum	$49,600	$49,600
	Total Maximum	$62,000	$62,000

Series #XMEN1	Per Unit	$20.00	$20.00
	Total Minimum	$192,000	$192,000
	Total Maximum	$240,000	$240,000

Series #TORNEK	Per Unit	$5.00	$5.00
	Total Minimum	$132,000	$132,000
	Total Maximum	$165,000	$165,000

Series #05MJLJ	Per Unit	$4.00	$4.00
	Total Minimum	$65,600	$65,600
	Total Maximum	$82,000	$82,000

Series #85JORDAN2	Per Unit	$14.00	$14.00
	Total Minimum	$224,000	$224,000
	Total Maximum	$280,000	$280,000

Series #81MONTANA	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #GYMBOX	Per Unit	$6.00	$6.00
	Total Minimum	$14,400	$14,400
	Total Maximum	$18,000	$18,000

Series #87JORDAN	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #00MOUTON	Per Unit	$13.50	$13.50
	Total Minimum	$21,600	$21,600

	Total Maximum	$27,000	$27,000

Series #09CURRY2	Per Unit	$25.00	$25.00
	Total Minimum	$420,000	$420,000
	Total Maximum	$525,000	$525,000

Series #60ALI	Per Unit	$10.00	$10.00
	Total Minimum	$188,000	$188,000
	Total Maximum	$235,000	$235,000

Series #APPLE1	Per Unit	$25.00	$25.00
	Total Minimum	$660,000	$660,000
	Total Maximum	$825,000	$825,000

Series #POKEMON2	Per Unit	$10.00	$10.00
	Total Minimum	$332,000	$332,000
	Total Maximum	$415,000	$415,000

Series #GWLOTTO	Per Unit	$14.00	$14.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #NICKLAUS1	Per Unit	$10.00	$10.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #85LEMIEUX	Per Unit	$5.00	$5.00
	Total Minimum	$70,000	$70,000
	Total Maximum	$87,500	$87,500

Series #SMB3	Per Unit	$5.00	$5.00
	Total Minimum	$20,000	$20,000
	Total Maximum	$25,000	$25,000

Series #RIVIERA	Per Unit	$5.00	$5.00
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #NEOBOX	Per Unit	$4.50	$4.50
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #HUCKFINN	Per Unit	$11.00	$11.00
	Total Minimum	$17,600	$17,600
	Total Maximum	$22,000	$22,000

Series #56AARON	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #POKEMON3	Per Unit	$120.00	$120.00
	Total Minimum	$480,000	$480,000
	Total Maximum	$600,000	$600,000

Series #1776	Per Unit	$25.00	$25.00
	Total Minimum	$1,600,000	$1,600,000
	Total Maximum	$2,000,000	$2,000,000

Series #WZRDOFOZ	Per Unit	$15.00	$15.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #APEOD	Per Unit	$62.00	$62.00
	Total Minimum	$24,800	$24,800
	Total Maximum	$31,000	$31,000

Series #15PTKWT	Per Unit	$108.00	$108.00
	Total Minimum	$86,400	$86,400
	Total Maximum	$108,000	$108,000

Series #HALONFR	Per Unit	$27.00	$27.00
	Total Minimum	$21,600	$21,600
	Total Maximum	$27,000	$27,000

Series #09RBLEROY	Per Unit	$25.00	$25.00
	Total Minimum	$86,000	$86,000
	Total Maximum	$107,500	$107,500

Series #00NEWMAN	Per Unit	$5.00	$5.00
	Total Minimum	$12,400	$12,400
	Total Maximum	$15,500	$15,500

Series #13MUSIGNY	Per Unit	$20.00	$20.00
	Total Minimum	$196,000	$196,000
	Total Maximum	$245,000	$245,000

Series #NEWTON	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #14CARR	Per Unit	$5.00	$5.00
	Total Minimum	$16,000	$16,000
	Total Maximum	$20,000	$20,000

Series #CONGRESS	Per Unit	$24.00	$24.00
	Total Minimum	$96,000	$96,000
	Total Maximum	$120,000	$120,000

Series #BROSGRIMM	Per Unit	$27.00	$27.00
	Total Minimum	$108,000	$108,000
	Total Maximum	$135,000	$135,000

Series #66ORR	Per Unit	$8.00	$8.00
	Total Minimum	$74,240	$74,240
	Total Maximum	$92,800	$92,800

Series #60MANTLE	Per Unit	$20.00	$20.00
	Total Minimum	$680,000	$680,000
	Total Maximum	$850,000	$850,000

Series #DIMAGGIO3	Per Unit	$20.00	$20.00
	Total Minimum	$360,000	$360,000
	Total Maximum	$450,000	$450,000

Series #58PELE3	Per Unit	$20.00	$20.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #POKEDEMO	Per Unit	$7.50	$7.50
	Total Minimum	$24,000	$24,000
	Total Maximum	$30,000	$30,000

Series #HGWELLS	Per Unit	$6.20	$6.20
	Total Minimum	$37,200	$37,200
	Total Maximum	$46,500	$46,500

Series #MARX	Per Unit	$15.00	$15.00
	Total Minimum	$96,000	$96,000
	Total Maximum	$120,000	$120,000

Series #WALDEN	Per Unit	$10.25	$10.25
	Total Minimum	$16,400	$16,400
	Total Maximum	$20,500	$20,500

Series #80TOPPS	Per Unit	$10.00	$10.00
	Total Minimum	$62,000	$62,000
	Total Maximum	$77,500	$77,500

Series #TOPPSTRIO	Per Unit	$9.00	$9.00
	Total Minimum	$72,000	$72,000
	Total Maximum	$90,000	$90,000

Series #03LEBRON4	Per Unit	$10.00	$10.00
	Total Minimum	$232,000	$232,000
	Total Maximum	$290,000	$290,000

Series #98JORDAN2	Per Unit	$20.00	$20.00
	Total Minimum	$264,000	$264,000
	Total Maximum	$330,000	$330,000

Series #07DURANT	Per Unit	$13.00	$13.00
	Total Minimum	$104,000	$104,000
	Total Maximum	$130,000	$130,000

Series #GRIFFEYJR	Per Unit	$7.00	$7.00
	Total Minimum	$28,000	$28,000
	Total Maximum	$35,000	$35,000

Series #HENDERSON	Per Unit	$10.00	$10.00
	Total Minimum	$160,000	$160,000
	Total Maximum	$200,000	$200,000

Series #08LEBRON	Per Unit	$5.00	$5.00
	Total Minimum	$140,000	$140,000
	Total Maximum	$175,000	$175,000

Series #03LEBRON5	Per Unit	$10.50	$10.50

	Total Minimum	$84,000	$84,000
	Total Maximum	$105,000	$105,000

Series #49ROYCAMP	Per Unit	$7.00	$7.00
	Total Minimum	$56,000	$56,000
	Total Maximum	$70,000	$70,000

Series #65NAMATH	Per Unit	$15.00	$15.00
	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #80ALI	Per Unit	$7.50	$7.50
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #85ERVING	Per Unit	$4.50	$4.50
	Total Minimum	$36,000	$36,000
	Total Maximum	$45,000	$45,000

Series #67CAREW	Per Unit	$10.00	$10.00
	Total Minimum	$172,000	$172,000
	Total Maximum	$215,000	$215,000

Series #LJKOBE	Per Unit	$10.00	$10.00
	Total Minimum	$144,000	$144,000
	Total Maximum	$180,000	$180,000

Series #61MANTLE	Per Unit	$25.00	$25.00
	Total Minimum	$340,000	$340,000
	Total Maximum	$425,000	$425,000

Series #47JACKIE	Per Unit	$20.00	$20.00
	Total Minimum	$320,000	$320,000
	Total Maximum	$400,000	$400,000

Series #AC23	Per Unit	$7.00	$7.00
	Total Minimum	$22,400	$22,400
	Total Maximum	$28,000	$28,000

Series #BATMAN2	Per Unit	$10.00	$10.00
	Total Minimum	$68,000	$68,000
	Total Maximum	$85,000	$85,000

Series #FLASH123	Per Unit	$8.00	$8.00
	Total Minimum	$23,200	$23,200
	Total Maximum	$29,000	$29,000

Series #POKERED	Per Unit	$4.00	$4.00
	Total Minimum	$32,000	$32,000
	Total Maximum	$40,000	$40,000

Series #01HALO	Per Unit	$6.80	$6.80
	Total Minimum	$13,600	$13,600
	Total Maximum	$17,000	$17,000

Series #SLASH	Per Unit	$5.00	$5.00
	Total Minimum	$52,000	$52,000

	Total Maximum	$65,000	$65,000

Series #SANTANA	Per Unit	$5.00	$5.00
	Total Minimum	$60,000	$60,000
	Total Maximum	$75,000	$75,000

Series #AJONES	Per Unit	$10.00	$10.00
	Total Minimum	$76,000	$76,000
	Total Maximum	$95,000	$95,000

Series #IOMMI	Per Unit	$10.00	$10.00
	Total Minimum	$52,000	$52,000
	Total Maximum	$65,000	$65,000

Series #MEGALODON	Per Unit	$20.00	$20.00
	Total Minimum	$480,000	$480,000
	Total Maximum	$600,000	$600,000

Series #GIANNIS2	Per Unit	$10.00	$10.00
	Total Minimum	$332,000	$332,000
	Total Maximum	$415,000	$415,000

Series #99MJRETRO	Per Unit	$5.00	$5.00
	Total Minimum	$40,000	$40,000
	Total Maximum	$50,000	$50,000

Series #59BROWN	Per Unit	$10.00	$10.00
	Total Minimum	$188,000	$188,000
	Total Maximum	$235,000	$235,000

Series #93JETER	Per Unit	$8.25	$8.25
	Total Minimum	$26,400	$26,400
	Total Maximum	$33,000	$33,000

Series #CLEMENTE3	Per Unit	$20.00	$20.00
	Total Minimum	$880,000	$880,000
	Total Maximum	$1,100,000	$1,100,000

Series #54AARON	Per Unit	$12.00	$12.00
	Total Minimum	$192,000	$192,000
	Total Maximum	$240,000	$240,000

Series #00BRADY2	Per Unit	$10.00	$10.00
	Total Minimum	$260,000	$260,000
	Total Maximum	$325,000	$325,000

Series #96KOBE2	Per Unit	$10.00	$10.00
	Total Minimum	$240,000	$240,000
	Total Maximum	$300,000	$300,000

Series #57ROBINSN	Per Unit	$13.25	$13.25
	Total Minimum	$42,400	$42,400
	Total Maximum	$53,000	$53,000

Series #NIKEPROTO	Per Unit	$15.00	$15.00

	Total Minimum	$180,000	$180,000
	Total Maximum	$225,000	$225,000

Series #87ZELDA	Per Unit	$11.50	$11.50
	Total Minimum	$92,000	$92,000
	Total Maximum	$115,000	$115,000

Series #EXCITBIKE	Per Unit	$10.00	$10.00
	Total Minimum	$140,000	$140,000
	Total Maximum	$175,000	$175,000

Series #EINSTEIN2	Per Unit	$16.00	$16.00
	Total Minimum	$64,000	$64,000
	Total Maximum	$80,000	$80,000

Series #METEORITE	Per Unit	$20.00	$20.00
	Total Minimum	$280,000	$280,000
	Total Maximum	$350,000	$350,000

(1) Dalmore Group, LLC (the “BOR”) will be acting as a broker of record and entitled to a Brokerage Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Broker” and “– Fees and Expenses” for additional information.

(2) DriveWealth, LLC (the “Custodian”) will be acting as custodian of interests and hold brokerage accounts for interest holders in connection with the Company’s offerings and will be entitled to a Custody Fee (as described in “Offering Summary” – “Use of Proceeds”) and described in greater detail under “Plan of Distribution and Subscription Procedure – Custodian” and “– Fees and Expenses” for additional information. For all offerings of the Company which closed or launch prior to the agreement with the Custodian, signed on January 7, 2020, interests are transferred into the Custodian brokerage accounts upon consent of the individual investors who purchased such shares or have transferred money into escrow in anticipation of purchasing such shares at the close of the currently ongoing offerings.

(3) No underwriter has been engaged in connection with the Offering (as defined below) and neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests (as defined below). We intend to distribute all offerings of membership interests in any series of the Company principally through the Rally Rd.™ platform and any successor platform used by the Company for the offer and sale of interests, (the “Rally Rd.™ Platform” or the “Platform”), as described in greater detail under “Plan of Distribution and Subscription Procedure” and “Description of the Business – Liquidity Platform.” The Company is offering, on a best efforts basis, a minimum (the “Total Minimum”) to a maximum (the “Total Maximum”) of membership interests of each of the following series of the Company, highlighted in gray in the “Master Series Table” in the “Interests In Series Covered By This Amendment” section. Series not highlighted in gray have completed their respective offerings at the time of this filing and the number of interests in the table represents the actual interests sold. The sale of membership interests is being facilitated by the BOR, a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and member of FINRA and is registered in each state where the offer or sales of the Interests (as defined below) will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer.  For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective investors.

All of the series of the Company offered hereunder may collectively be referred to herein as the “Series”.  The interests of all Series described above may collectively be referred to herein as the “Interests” and the offerings of the Interests may collectively be referred to herein as the “Offerings”.  See “Description of the Interests Offered” for additional information regarding the Interests.

The Company is managed by RSE Archive Manager, LLC, a Delaware limited liability company (the “Manager”). The Manager is a single-member Delaware limited liability company wholly owned by Rally Holdings LLC (“Rally Holdings”).   Rally Holdings is a single-member Delaware limited liability company wholly owned by RSE Markets, Inc., a Delaware corporation (“RSE Markets” together with the Manager, Rally Holdings, and each of their respective, direct and indirect, subsidiaries and affiliates, the “Rally Entities”).

It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol, collectively referred to as “Memorabilia Assets” or the “Asset Class,” for the benefit of the investors. The Series assets referenced in the “Interests In Series Covered By This Amendment” section may be referred to herein, collectively, as the “Underlying Assets”. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the closing of an Offering from which proceeds are used to acquire the Underlying Asset may be referred to herein as an “Asset Seller.” See “Description of the Business” for additional information regarding the Asset Class.

Rally Holdings will serve as the asset manager (the “Asset Manager”) for each Series of the Company and provides services to the Underlying Assets in accordance with each Series’ Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information).

This Offering Circular describes each individual Series found in the “Interests In Series Covered By This Amendment” section.

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally.  We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series.  However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit investors by enabling each Series to benefit from economies of scale and by allowing investors to enjoy the Company’s Underlying Asset collection at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

A purchaser of the Interests may be referred to herein as an “Investor” or “Interest Holder.”  There will be a separate closing with respect to each Offering (each, a “Closing”). The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date such Offering Circular or Amendment, as applicable, is qualified by the U.S. Securities and Exchange Commission, or the “Commission”, which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering for a particular Series in its sole discretion.

No securities are being offered by existing security-holders.

Each Offering is being conducted under Tier II of Regulation A (17 CFR 230.251 et. seq.) and the information contained herein is being presented in Offering Circular format.  The Company is not offering, and does not anticipate selling, Interests in any of the Offerings in any state where the BOR is not registered as a broker-dealer. The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Atlantic Capital Bank, N.A., the “Escrow Agent”, and will not be commingled with the operating account of the Series, until, if and when there is a Closing with respect to that Series.  See “Plan of Distribution and Subscription Procedure” and “Description of Interests Offered” for additional information.

A purchase of Interests in a Series does not constitute an investment in either the Company or an Underlying Asset directly, or in any other Series of Interest.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Limited Liability Company Agreement of the Company (as amended from time to time, the “Operating Agreement”), described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause.”  The Manager and the Asset Manager thus retain significant control over the management of the Company, each Series and the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

This Offering Circular contains forward-looking statements which are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor the Manager or Asset Manager can guarantee future performance, or that future developments affecting the Company, the Manager, the Asset Manager, or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for additional information.

There is currently no public trading market for any Interests, and an active market may not develop or be sustained.  If an active public or private trading market for our securities does not develop or is not sustained, it may be difficult or impossible for you to resell your Interests at any price. Even if a public or private market does develop, the market price could decline below the amount you paid for your Interests.

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved or that a secondary market would ever develop for the Interests, whether via the Platform, via third party registered broker-dealers or otherwise. Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. Please see “Risk Factors” for additional information.

GENERALLY, NO SALE MAY BE MADE TO YOU IN ANY OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(d)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO HTTP://WWW.INVESTOR.GOV.

NOTICE TO RESIDENTS OF THE STATES OF TEXAS AND WASHINGTON:

WE ARE LIMITING THE OFFER AND SALE OF SECURITIES IN THE STATES OF TEXAS AND WASHINGTON TO A MAXIMUM OF $5 MILLION IN ANY 12-MONTH PERIOD. WE RESERVE THE RIGHT TO REMOVE OR MODIFY SUCH LIMIT AND, IN THE EVENT WE DECIDE TO OFFER AND SELL ADDITIONAL SECURITIES IN THESE STATES, WE WILL FILE A POST-

QUALIFICATION SUPPLEMENT TO THE OFFERING STATEMENT OF WHICH THIS OFFERING CIRCULAR IS A PART IDENTIFYING SUCH CHANGE.

The United States Securities and Exchange Commission does not pass upon the merits of or give its approval to any securities offered or the terms of the Offering, nor does it pass upon the accuracy or completeness of any Offering Circular or other solicitation materials. These securities are offered pursuant to an exemption from registration with the Commission; however, the Commission has not made an independent determination that the securities offered are exempt from registration. This Preliminary Offering Circular shall not constitute an offer to sell or the solicitation of an offer to buy, nor may there be any sales of these securities in, any state in which such offer, solicitation or sale would be unlawful before registration or qualification of the offer and sale under the laws of such state.

An investment in the Interests involves a high degree of risk. See “Risk Factors” for a description of some of the risks that should be 7

TABLE OF CONTENTS

RSE ARCHIVE, LLC

SECTIONPAGE

EXPLANATORY NOTE1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR26

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS28

INTERESTS IN SERIES COVERED BY THIS AMENDMENT30

OFFERING SUMMARY54

RISK FACTORS61

POTENTIAL CONFLICTS OF INTEREST80

DILUTION84

USE OF PROCEEDS – SERIES #GIANNIS285

DESCRIPTION OF SERIES 2013 NATIONAL TREASURES GIANNIS ANTETOKOUNMPO ROOKIE CARD87

USE OF PROCEEDS – SERIES #99MJRETRO89

DESCRIPTION OF SERIES 1999 UPPER DECK RETRO MICHAEL JORDAN CARD91

USE OF PROCEEDS – SERIES #59BROWN93

DESCRIPTION OF SERIES 1959 TOPPS JIM BROWN CARD95

USE OF PROCEEDS – SERIES #93JETER97

DESCRIPTION OF SERIES 1993 SP FOIL DEREK JETER ROOKIE CARD99

USE OF PROCEEDS – SERIES #CLEMENTE3102

DESCRIPTION OF SERIES 1955 TOPPS ROBERTO CLEMENTE ROOKIE CARD104

USE OF PROCEEDS – SERIES #54AARON107

DESCRIPTION OF SERIES 1954 TOPPS HANK AARON ROOKIE CARD109

USE OF PROCEEDS – SERIES #00BRADY2111

DESCRIPTION OF SERIES 2000 SP AUTHENTIC TOM BRADY ROOKIE CARD113

USE OF PROCEEDS – SERIES #96KOBE2115

DESCRIPTION OF SERIES 1996 TOPPS KOBE BRYANT ROOKIE CARD117

USE OF PROCEEDS – SERIES #57ROBINSN119

DESCRIPTION OF SERIES 1957 TOPPS FRANK ROBINSON ROOKIE CARD121

USE OF PROCEEDS – SERIES #NIKEPROTO123

DESCRIPTION OF SERIES 1970'S BILL BOWERMAN HANDMADE WAFFLE SPIKE SHOES125

USE OF PROCEEDS – SERIES #87ZELDA128

DESCRIPTION OF SERIES 1987 NES LEGEND OF ZELDA VIDEO GAME130

USE OF PROCEEDS – SERIES #EXCITBIKE132

DESCRIPTION OF SERIES 1985 NES EXCITEBIKE VIDEO GAME134

USE OF PROCEEDS – SERIES #EINSTEIN2136

DESCRIPTION OF SERIES 1948 ALBERT EINSTEIN LETTER ON GOD138

USE OF PROCEEDS – SERIES #METEORITE141

DESCRIPTION OF SERIES LUNAR METEORITE SPECIMEN143

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION145

PLAN OF DISTRIBUTION AND SUBSCRIPTION PROCEDURE178

DESCRIPTION OF THE BUSINESS190

MANAGEMENT201

COMPENSATION209

PRINCIPAL INTEREST HOLDERS210

DESCRIPTION OF INTERESTS OFFERED212

MATERIAL UNITED STATES TAX CONSIDERATIONS219

WHERE TO FIND ADDITIONAL INFORMATION221

FINANCIAL STATEMENTSF-1

EXHIBIT INDEXIII-1

INCORPORATION BY REFERENCE OF OFFERING CIRCULAR

The Offering Circular, including this Post-Qualification Amendment, is part of an offering statement (File No. 024-11057) that was filed with the Securities and Exchange Commission. We hereby incorporate by reference into this Post-Qualification Amendment all of the information contained in the following:

1.Supplement No. 2 Dated April 30, 2021 to the Post-Qualification Offering Circular Amendment No. 19 Dated March 17, 2021, with respect to Series #1776.

2.Supplement No. 1 Dated April 6, 2021 to the Post-Qualification Offering Circular Amendment No. 19 Dated March 17, 2021, with respect to Series #01HALO.

3.Part II of the Post-Qualification Amendment to Offering Circular No. 19 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 19

4.Supplement No. 1 Dated February 26, 2021 to the Post-Qualification Offering Circular Amendment No. 18 Dated February 11, 2021, with respect to Series #09CURRY2 and #NICKLAUS.

5.Part II of the Post-Qualification Amendment to Offering Circular No. 18 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 18

6.Supplement No. 1 Dated January 12, 2021 to the Post-Qualification Offering Circular Amendment No. 17 Dated December 31, 2020, with respect to Series #98GTA, #WOLVERINE, and #59BOND.

7.Part II of the Post-Qualification Amendment to Offering Circular No. 17 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 17

8.Part II of the Post-Qualification Amendment to Offering Circular No. 16 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 16
9.Part II of the Post-Qualification Amendment to Offering Circular No. 15 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 15

10.Supplement No. 1 Dated November 6, 2020 to the Post-Qualification Offering Circular Amendment No. 14 Dated October 14, 2020, with respect to Series #00BRADY.

11.Part II of the Post-Qualification Amendment to Offering Circular No. 14 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 14

12.Supplement No. 1 Dated October 5, 2020 to the Post-Qualification Offering Circular Amendment No. 11 Dated September 28, 2020, with respect to Series #03KOBE2.

13.Part II of the Post-Qualification Amendment to Offering Circular No. 10 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 10

14.Supplement No. 1 Dated August 31, 2020 to the Post-Qualification Offering Circular Amendment No. 9 Dated August 7, 2020, with respect to Series #16PETRUS.

15.Part II of the Post-Qualification Amendment to Offering Circular No. 9 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 9

16.Part II of the Post-Qualification Amendment to Offering Circular No.8 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 8

17.Part II of the Post-Qualification Amendment to Offering Circular No.7 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 7

18.Part II of the Post-Qualification Amendment to Offering Circular No.6 including the sections bulleted below, to the extent not otherwise modified or replaced by offering circular supplement and/or Post-Qualification Amendment.

•Use of Proceeds and Asset Descriptions in Post-Qualification Amendment to Offering Circular No. 6

Note that any statement we make in this Post-Qualification Amendment (or have made in the Offering Circular) will be modified or superseded by an inconsistent statement made by us in a subsequent offering circular supplement or Post-Qualification Amendment.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information contained in this Offering Circular includes some statements that are not historical and that are considered “forward-looking statements.”  Such forward-looking statements include, but are not limited to, statements regarding our development plans for our business; our strategies and business outlook; anticipated development of the Company, the Manager, each Series of the Company and the Platform (defined below); and various other matters (including contingent liabilities and obligations and changes in accounting policies, standards and interpretations).  These forward-looking statements express the Manager’s expectations, hopes, beliefs, and intentions regarding the future.  In addition, without limiting the foregoing, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “seeks,” “should,” “will,” “would” and similar expressions and variations, or comparable terminology, or the negatives of any of the foregoing, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this Offering Circular are based on current expectations and beliefs concerning future developments that are difficult to predict.  Neither the Company nor the Manager can guarantee future performance, or that future developments affecting the Company, the Manager or the Platform will be as currently anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

All forward-looking statements attributable to us are expressly qualified in their entirety by these risks and uncertainties.  These risks and uncertainties, along with others, are also described below under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the parties’ assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.  You should not place undue reliance on any forward-looking statements and should not make an investment decision based solely on these forward-looking statements.  We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Trademarks and Trade Names

From time to time, we own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Offering Circular may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, trade names or products in this Offering Circular is not intended to, and does not imply, a relationship with us or an endorsement or sponsorship by or of us. Solely for convenience, the trademarks, service marks and trade names referred to in this Offering Circular may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the right of the applicable licensor to these trademarks, service marks and trade names.

Additional Information

You should rely only on the information contained in this Offering Circular. We have not authorized anyone to provide you with additional information or information different from that contained in this Offering Circular filed with the Commission. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. We are offering to sell, and seeking offers to buy, certain Series of Interests only in jurisdictions where offers and sales are permitted. The information contained in this Offering Circular is accurate only as of the date of this document, regardless of the time of delivery of this Offering Circular or any sale of a Series of Interests. Our business, financial condition, results of operations, and prospects may have changed since that date.

INTERESTS IN SERIES COVERED BY THIS AMENDMENT

The master series table below, referred to at times as the “Master Series Table,” shows key information related to each Series. This information will be referenced in the following sections when referring to the Master Series Table. In addition, see the “Description of Underlying Asset” and “Use of Proceeds” section for each individual Series for further details.

Series	Qualification Date	Underlying Asset	Agreement Type	Status	Opening Date (1)	Closing Date (1)	Offering Price per Interest	Minimum / Maximum Membership Interests (2)	Minimum / Maximum Offering Size	Sourcing Fee	Trading Window (4)
#52MANTLE	10/11/2019	1952 Topps #311 Mickey Mantle Card	Purchase Option Agreement	Closed	10/18/2019	10/25/2019	$132.00	1,000	$132,000 (3)	$3,090	3/16/2021
#71MAYS	10/11/2019	1971 Willie Mays Jersey	Purchase Option Agreement	Closed	10/25/2019	10/31/2019	$28.50	2,000	$57,000 (3)	$1,830	3/25/2021
#RLEXPEPSI	10/11/2019	Rolex GMT Master II 126710BLRO	Purchase Agreement	Closed	11/1/2019	11/6/2019	$8.90	2,000	$17,800 (3)	$22	3/23/2021
#10COBB	10/11/2019	1910 E98 Ty Cobb Card	Purchase Option Agreement	Closed	11/8/2019	11/14/2019	$39.00	1,000	$39,000 (3)	$1,510	3/25/2021
#POTTER	10/11/2019	1997 First Edition Harry Potter	Purchase Agreement	Closed	11/15/2019	11/21/2019	$24.00	3,000	$72,000 (3)	($510)	3/30/2021
#TWOCITIES	10/11/2019	First Edition A Tale of Two Cities	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$72.50	200	$14,500 (3)	$55	3/25/2021
#FROST	10/11/2019	First Edition A Boy's Will	Purchase Option Agreement	Closed	11/15/2019	11/21/2019	$67.50	200	$13,500 (3)	$865	4/6/2021
#BIRKINBLEU	11/1/2019	Bleu Saphir Lizard Hermès Birkin	Upfront Purchase	Closed	11/22/2019	11/27/2019	$58.00	1,000	$58,000 (3)	$170	3/30/2021
#SMURF	11/1/2019	Rolex Submariner Date "Smurf" Ref. 116619LB	Upfront Purchase	Closed	11/22/2019	11/27/2019	$17.25	2,000	$34,500 (3)	$2,905	4/8/2021
#70RLEX	10/11/2019	1970 Rolex Ref. 5100 Beta 21	Purchase Agreement	Closed	11/29/2019	12/6/2019	$20.00	1,000	$20,000 (3)	$50	4/8/2021
#EINSTEIN	10/11/2019	First Edition of Philosopher-Scientist	Purchase Option Agreement	Closed	12/6/2019	12/13/2019	$7.25	2,000	$14,500 (3)	$855	4/13/2021
#HONUS	11/27/2019	1909-1911 T206 Honus Wagner Card	Purchase Option Agreement	Closed	12/11/2019	12/26/2019	$52.00	10,000	$520,000 (3)	$5,572	4/8/2021
#75ALI	11/1/2019	1975 Muhammad Ali Boots worn in fight against Chuck Wepner	Purchase Agreement	Closed	12/19/2019	12/29/2019	$46.00	1,000	$46,000 (3)	($10)	4/6/2021

#71ALI	10/11/2019	1971 “Fight of the Century” Contract	Purchase Option Agreement	Sold - $40,000 Acquisition Offer Accepted on 02/07/2020	12/16/2019	12/30/2019	$15.50	2,000	$31,000 (3)	$1,090	2/6/2020
#APROAK	11/1/2019	Audemars Piguet Royal Oak Jumbo A-Series Ref.5402	Upfront Purchase	Closed	12/6/2019	1/2/2020	$75.00	1,000	$75,000 (3)	($63)	3/2/2021
#88JORDAN	11/1/2019	1988 Michael Jordan Nike Air Jordan III Sneakers	Purchase Agreement	Closed	1/19/2020	1/27/2020	$11.00	2,000	$22,000 (3)	$230	2/25/2021
#BIRKINBOR	12/18/2019	2015 Hermès Birkin Bordeaux Shiny Porosus Crocodile with Gold Hardware	Purchase Option Agreement	Closed	2/13/2020	2/20/2020	$26.25	2,000	$52,500 (3)	$225	4/15/2021
#33RUTH	12/18/2019	1933 Goudey #144 Babe Ruth Card	Upfront Purchase	Closed	2/20/2020	2/26/2020	$38.50	2,000	$77,000 (3)	$603	3/2/2021
#SPIDER1	12/18/2019	1963 Marvel Comics Amazing Spider-Man #1 CGC FN+ 6.5	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$22.00	1,000	$22,000 (3)	$230	3/2/2021
#BATMAN3	12/18/2019	1940 D.C. Comics Batman #3 CGC NM 9.4	Purchase Option Agreement	Closed	2/28/2020	3/4/2020	$78.00	1,000	$78,000 (3)	$585	4/27/2021
#ROOSEVELT	10/11/2019	First Edition African Game Trails	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$19.50	1,000	$19,500 (3)	$1,008	4/13/2021
#ULYSSES	10/11/2019	1935 First Edition Ulysses	Purchase Option Agreement	Closed	3/6/2020	3/10/2020	$51.00	500	$25,500 (3)	$695	4/13/2021
#56MANTLE	12/18/2019	1956 Topps #135 Mickey Mantle Card	Upfront Purchase	Closed	1/3/2020	3/11/2020	$1.00	10,000	$10,000 (3)	($650)	4/29/2021
#AGHOWL	10/11/2019	First Edition Howl and Other Poems	Purchase Option Agreement	Closed	3/6/2020	3/11/2020	$38.00	500	$19,000 (3)	$810	3/25/2021
#98JORDAN	10/11/2019	1998 Michael Jordan Jersey	Purchase Option Agreement	Sold - $165,000 Acquisition Offer Accepted on 05/08/2020	3/9/2020	3/22/2020	$64.00	2,000	$128,000 (3)	$4,160	5/14/2020

#18ZION	11/1/2019	2018 Zion Williamson Adidas James Harden Sneakers	Upfront Purchase	Closed	3/27/2020	4/2/2020	$30.00	500	$15,000 (3)	$200	3/30/2021
#SNOOPY	11/27/2019	2015 Omega Speedmaster Moonwatch	Upfront Purchase	Closed	4/2/2020	4/7/2020	$12.75	2,000	$25,500 (3)	($55)	4/22/2021
#APOLLO11	11/1/2019	Apollo 11 Crew-Signed New York Times Cover	Upfront Purchase	Closed	4/8/2020	4/19/2020	$32.00	1,000	$32,000 (3)	$130	4/1/2021
#24RUTHBAT	12/18/2019	1924 George "Babe" Ruth Professional Model Bat	Purchase Agreement	Closed	4/10/2020	5/3/2020	$85.00	3,000	$255,000 (3)	($513)	4/15/2021
#YOKO	10/11/2019	First Edition Grapefruit	Purchase Option Agreement	Closed	4/29/2020	5/11/2020	$80.00	200	$16,000 (3)	$840	4/13/2021
#86JORDAN	4/30/2020	1986 Fleer #57 Michael Jordan Card	Upfront Purchase	Sold - $80,000 Acquisition Offer Accepted on 06/01/2020	5/6/2020	5/13/2020	$40.00	1,000	$40,000 (3)	$600	6/1/2020
#RUTHBALL1	4/30/2020	1934-39 Official American League Babe Ruth Single Signed Baseball	Purchase Agreement	Closed	5/8/2020	5/24/2020	$14.50	2,000	$29,000 (3)	$510	4/29/2021
#HULK1	4/30/2020	1962 The Incredible Hulk #1 CGC VF 8.0	Purchase Agreement	Closed	5/12/2020	5/24/2020	$44.50	2,000	$89,000 (3)	$143	4/27/2021
#HIMALAYA	12/18/2019	2014 Hermès 30cm Birkin Blanc Himalaya Matte Niloticus Crocodile with Palladium Hardware	Purchase Option Agreement	Closed	5/19/2020	5/27/2020	$70.00	2,000	$140,000 (3)	$6,300	3/2/2021
#55CLEMENTE	4/30/2020	1955 Topps #164 Roberto Clemente NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$38.00	1,000	$38,000 (3)	$520	3/4/2021
#38DIMAGGIO	4/30/2020	1938 Goudey #274 Joe DiMaggio NM-MT 8 Baseball Card	Purchase Agreement	Closed	5/28/2020	6/4/2020	$22.00	1,000	$22,000 (3)	$680	3/9/2021
#BOND1	4/30/2020	1953 First Edition, First Issue Casino Royale	Upfront Purchase	Closed	6/4/2020	6/12/2020	$39.00	1,000	$39,000 (3)	$510	3/23/2021
#LOTR	4/30/2020	1954-1955 First Edition, First Issue The Lord of the Rings Trilogy	Upfront Purchase	Closed	6/4/2020	6/12/2020	$29.00	1,000	$29,000 (3)	$10	4/13/2021

#CATCHER	4/30/2020	1951 First Edition, First Issue The Catcher in the Rye	Upfront Purchase	Closed	6/4/2020	6/12/2020	$25.00	500	$12,500 (3)	$25	3/18/2021
#SUPER21	4/30/2020	1943 Superman #21 CGC VF/NM 9.0 comic book	Purchase Option Agreement	Closed	5/7/2020	6/17/2020	$1.00	8,500	$8,500 (3)	$615	3/11/2021
#BATMAN1	4/30/2020	1940 D.C. Comics Batman #1 CGC FR/GD 1.5	Purchase Agreement	Closed	6/11/2020	6/18/2020	$71.00	1,000	$71,000 (3)	$658	3/18/2021
#GMTBLACK1	4/30/2020	Rolex 18k Yellow Gold GMT-Master ref. 16758	Upfront Purchase	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	3/18/2021
#BIRKINTAN	4/30/2020	2015 Hermès 30cm Birkin Tangerine Ostrich with Palladium Hardware	Purchase Option Agreement	Closed	6/17/2020	6/25/2020	$28.00	1,000	$28,000 (3)	$1,520	3/25/2021
#61JFK	6/8/2020	1961 inscribed copy of Inaugural Addresses of the Presidents of the United States	Purchase Agreement	Closed	6/27/2020	7/7/2020	$11.50	2,000	$23,000 (3)	$5,520	4/1/2021
#50JACKIE	4/30/2020	1950 Bowman #22 Jackie Robinson Card	Upfront Purchase	Sold - $13,000 Acquisition Offer Accepted on 10/07/2020	6/10/2020	7/8/2020	$1.00	10,000	$10,000 (3)	$100	10/13/2020
#POKEMON1	4/30/2020	1999 Pokemon First Edition PSA GEM MT 10 Complete Set	Upfront Purchase	Closed	6/23/2020	7/8/2020	$25.00	5,000	$125,000 (3)	$4,213	2/16/2021
#LINCOLN	6/8/2020	1864 Signed, Vignetted Portrait of Abraham Lincoln	Purchase Agreement	Closed	7/1/2020	7/9/2020	$20.00	4,000	$80,000 (3)	$13,900	4/6/2021
#STARWARS1	6/8/2020	1977 Star Wars #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/1/2020	7/14/2020	$1.00	12,000	$12,000 (3)	$980	4/27/2021
#56TEDWILL	6/8/2020	1956 Ted Williams Game-Worn Red Sox Home Jersey	Purchase Agreement	Closed	7/16/2020	7/26/2020	$45.00	2,000	$90,000 (3)	$7,825	3/30/2021
#68MAYS	6/8/2020	1968 Willie Mays Signed and Game-Used Adirondack M63 Model Bat	Purchase Agreement	Closed	7/17/2020	7/26/2020	$19.50	2,000	$39,000 (3)	$5,510	4/6/2021
#TMNT1	6/8/2020	1984 Teenage Mutant Ninja Turtles #1 CGC VF/NM 9.8 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$65.00	1,000	$65,000 (3)	$3,720	4/1/2021

#CAPTAIN3	4/30/2020	1941 Captain America Comics #3 CGC VG/FN 5.0 comic book	Purchase Option Agreement	Closed	7/23/2020	7/30/2020	$37.00	1,000	$37,000 (3)	$464	4/6/2021
#51MANTLE	6/8/2020	1951 Bowman #253 Mickey Mantle Card	Purchase Agreement	Closed	7/16/2020	7/30/2020	$17.00	2,000	$34,000 (3)	$3,060	4/15/2021
#CHURCHILL	4/30/2020	First English Edition copies of Volumes I-VI of The Second World War by Winston Churchill	Upfront Purchase	Closed	7/7/2020	8/6/2020	$1.00	7,500	$7,500 (3)	$25	4/13/2021
#SHKSPR4	4/30/2020	1685 Fourth Folio of William Shakespeare’s Comedies, Histories, and Tragedies	Purchase Agreement	Closed	7/30/2020	8/6/2020	$115.00	1,000	$115,000 (3)	$7,282	4/13/2021
#03KOBE	7/20/2020	2003-2004 Upper Deck Exquisite Collection Limited Logos #KB Kobe Bryant Signed Game Used Patch Card	Purchase Agreement	Closed	8/2/2020	8/16/2020	$8.00	6,250	$50,000 (3)	$4,400	4/15/2021
#03LEBRON	7/20/2020	2003-2004 Upper Deck Exquisite Collection LeBron James Patches Autographs Card	Purchase Agreement	Closed	8/5/2020	8/16/2020	$17.00	2,000	$34,000 (3)	$7,560	4/29/2021
#03JORDAN	7/20/2020	2003-2004 Upper Deck Exquisite Collection Michael Jordan Patches Autographs Card	Purchase Agreement	Closed	8/6/2020	8/16/2020	$20.50	2,000	$41,000 (3)	$6,490	4/8/2021
#39TEDWILL	7/20/2020	1939 Gum Inc. Play Ball #92 Ted Williams Rookie Card	Purchase Agreement	Closed	8/13/2020	8/24/2020	$5.00	5,600	$28,000 (3)	($1,130)	4/22/2021
#94JETER	7/20/2020	1994 Derek Jeter Signed and Game-Worn Columbus Clippers Away Jersey	Purchase Agreement	Closed	8/9/2020	8/24/2020	$45.00	1,000	$45,000 (3)	$4,450	4/1/2021
#2020TOPPS	7/20/2020	Ten (10) Complete Sets of Topps 2020 Limited First Edition Series 1 & 2 Topps Baseball Cards	Purchase Option Agreement	Closed	8/13/2020	8/25/2020	$10.00	10,000	$100,000 (3)	$100	4/29/2021
#FANFOUR1	4/30/2020	1961 Fantastic Four #1 CGC VF+ 8.5 comic book	Purchase Option Agreement	Closed	8/23/2020	9/2/2020	$52.50	2,000	$105,000 (3)	$2,563	4/27/2021

#86RICE	7/20/2020	1986 Topps #161 Jerry Rice Rookie Card	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	23,000	$23,000 (3)	$1,670	3/2/2021
#DAREDEV1	6/8/2020	1964 Daredevil #1 CGC VF/NM 9.0 comic book	Purchase Agreement	Closed	7/28/2020	9/15/2020	$1.00	11,500	$11,500 (3)	$985	4/27/2021
#85MARIO	6/8/2020	1985 Factory-Sealed NES Super Mario Bros. Wata 9.8 A+	Purchase Option Agreement	Closed	8/16/2020	9/15/2020	$50.00	3,000	$150,000 (3)	$6,775	4/15/2021
#TOS39	7/20/2020	1963 Tales of Suspense #39 CGC NM 9.4 comic book	Purchase Agreement	Closed	8/27/2020	9/15/2020	$45.00	3,000	$135,000 (3)	$12,038	4/27/2021
#05LATOUR	7/20/2020	One case of twelve (12) 75cl bottles of 2005 Château Latour	Purchase Agreement	Closed	9/3/2020	9/15/2020	$9.80	1,000	$9,800 (3)	$1,161	2/25/2021
#16SCREAG	7/20/2020	Four cases of three (3) 75cl bottles of 2016 Screaming Eagle	Purchase Agreement	Closed	9/3/2020	9/15/2020	$39.00	1,000	$39,000 (3)	$5,566	3/2/2021
#14DRC	7/20/2020	One case of twelve (12) 75cl bottles of 2014 Domaine de la Romanée-Conti	Purchase Agreement	Closed	9/3/2020	9/15/2020	$54.00	1,000	$54,000 (3)	$6,380	3/4/2021
#57MANTLE	7/20/2020	1957 Topps #95 Mickey Mantle Card	Purchase Agreement	Closed	9/6/2020	9/21/2020	$1.00	8,000	$8,000 (3)	($1,182)	3/11/2021
#FAUBOURG	4/30/2020	2019 Hermès 20cm Sellier Faubourg Brown Multicolor Birkin with Palladium Hardware	Purchase Option Agreement	Closed	9/9/2020	9/21/2020	$75.00	2,000	$150,000 (3)	$31,675	3/9/2021
#SOBLACK	4/30/2020	2010 Hermès 30cm Black Calf Box Leather “So Black” Birkin with PVD Hardware	Purchase Option Agreement	Closed	9/10/2020	10/1/2020	$56.00	1,000	$56,000 (3)	$4,087	3/16/2021
#GATSBY	6/8/2020	inscribed First Edition, First Issue copy of The Great Gatsby by F. Scott Fitzgerald	Purchase Option Agreement	Closed	9/14/2020	10/1/2020	$50.00	4,000	$200,000 (3)	$10,800	4/13/2021
#93DAYTONA	7/20/2020	1993 Rolex Oyster Perpetual Cosmograph Daytona ref. 16528	Purchase Agreement	Closed	9/24/2020	10/1/2020	$21.00	2,000	$42,000 (3)	$3,480	3/11/2021
#09TROUT	9/24/2020	2009 Bowman Chrome Draft Prospects #DBPP89 Mike Trout (Orange Refractor) Signed Rookie Card	Purchase Agreement	Closed	9/28/2020	10/8/2020	$20.00	11,250	$225,000 (3)	($4,540)	3/23/2021

#57STARR	7/20/2020	1957 Topps #119 Bart Starr Rookie Card	Purchase Agreement	Closed	9/16/2020	10/8/2020	$1.00	8,000	$8,000 (3)	($1,182)	3/18/2021
#AF15	8/21/2020	1962 Amazing Fantasy #15 CGC VF 8.0 comic book	Purchase Agreement	Closed	10/9/2020	10/19/2020	$25.00	8,000	$200,000 (3)	$6,898	3/30/2021
#03KOBE2	9/24/2020	2003-04 Upper Deck Exquisite Collection Patches Autographs #KB Kobe Bryant Card graded BGS MINT 9	Purchase Agreement	Closed	10/6/2020	10/22/2020	$4.00	5,750	$23,000 (3)	$641	3/25/2021
#JOBSMAC	8/21/2020	1986 Macintosh Plus Computer Signed by Steve Jobs	Upfront Purchase	Closed	10/10/2020	10/22/2020	$10.00	5,000	$50,000 (3)	$13,168	3/30/2021
#16PETRUS	7/20/2020	Two cases of six (6) 75cl bottles of 2016 Château Petrus	Purchase Agreement	Closed	8/29/2020	11/3/2020	$5.00	9,000	$45,000 (3)	$5,214	4/1/2021
#ALICE	7/20/2020	1866 First Edition, Second Issue copy of Alice’s Adventures in Wonderland by Lewis Carroll	Purchase Option Agreement	Closed	9/6/2020	11/3/2020	$1.00	12,000	$12,000 (3)	$1,480	4/6/2021
#SPIDER10	8/21/2020	1963 Marvel Comics Amazing Spider-Man #10 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	9/6/2020	11/3/2020	$5.00	4,200	$21,000 (3)	$1,688	4/27/2021
#62MANTLE	9/24/2020	1962 Mickey Mantle Professional Model Bat Attributed to the 1962 World Series	Purchase Agreement	Closed	10/19/2020	11/4/2020	$25.00	6,000	$150,000 (3)	$14,775	4/8/2021
#BATMAN6	6/8/2020	1941 Batman #6 CGC NM 9.4 comic book	Purchase Agreement	Closed	10/21/2020	11/4/2020	$13.50	2,000	$27,000 (3)	$2,330	4/27/2021
#CLEMENTE2	9/24/2020	1959 Roberto Clemente Signature Model Bat	Purchase Agreement	Closed	9/29/2020	11/9/2020	$35.00	2,000	$70,000 (3)	$8,173	4/1/2021
#79STELLA	9/24/2020	1979 Rolex Ref. 18038 Coral “Stella Dial” Day-Date	Purchase Agreement	Closed	10/5/2020	11/16/2020	$5.00	13,800	$69,000 (3)	$5,693	4/15/2021
#TKAM	6/8/2020	1960 Inscribed First Edition copy of To Kill a Mockingbird by Harper Lee	Purchase Agreement	Closed	10/26/2020	11/16/2020	$16.00	2,000	$32,000 (3)	$1,980	4/13/2021
#SUPER14	7/20/2020	1942 Superman #14 CGC NM 9.4 comic book	Purchase Agreement	Closed	11/6/2020	11/16/2020	$25.00	5,200	$130,000 (3)	$7,125	4/27/2021

#DIMAGGIO2	10/28/2020	Rolex Oyster Perpetual Datejust presented to Joe DiMaggio	Upfront Purchase	Closed	11/10/2020	11/18/2020	$10.50	2,000	$21,000 (3)	$2,036	4/22/2021
#13BEAUX	9/24/2020	One case of twelve (12) bottles of 2013 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	11/10/2020	11/23/2020	$5.00	5,100	$25,500 (3)	$2,124	2/23/2021
#88MARIO	10/28/2020	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	Purchase Agreement	Sold - $60,000 Acquisition Offer Accepted on 12/29/2020	11/12/2020	11/23/2020	$15.00	2,000	$30,000 (3)	$3,600	12/30/2020
#ANMLFARM	8/21/2020	First Edition, First printing of Animal Farm by George Orwell	Upfront Purchase	Closed	11/16/2020	11/23/2020	$10.00	1,000	$10,000 (3)	$434	4/13/2021
#NASA1	9/24/2020	1969 Buzz Aldrin NASA Apollo 11 space-flown control stick	Purchase Agreement	Closed	10/25/2020	11/25/2020	$30.00	10,000	$300,000 (3)	$39,763	4/22/2021
#00BRADY	10/28/2020	2000 Playoff Contenders #144 Tom Brady Autograph Rookie Card graded BGS MINT 9	Upfront Purchase	Closed	11/19/2020	11/30/2020	$12.00	3,750	$45,000 (3)	$8,298	3/4/2021
#85NES	10/28/2020	1985 NES Duck Hunt Wata 9.2 NS Video Game and a 1985 NES Gyromite Wata 9.0 NS Video Game	Purchase Agreement	Closed	11/17/2020	11/30/2020	$4.00	8,000	$32,000 (3)	$4,321	3/4/2021
#04LEBRON	10/28/2020	2004-05 Upper Deck Exquisite Collection Extra Exquisite Jerseys Autographs #LJ LeBron James Card graded BGS GEM MINT 9.5	Purchase Agreement	Closed	10/29/2020	12/7/2020	$10.00	5,000	$50,000 (3)	$4,371	3/11/2021
#85JORDAN	10/28/2020	1985 Michael Jordan Rookie Game Worn Nike Air Jordan I Sneakers	Purchase Agreement	Closed	11/8/2020	12/7/2020	$25.00	10,000	$250,000 (3)	$5,025	3/9/2021
#69KAREEM	10/28/2020	1969 Topps Basketball #25 Lew Alcindor Rookie Card graded PSA NM-MT 8	Upfront Purchase	Closed	11/23/2020	12/7/2020	$11.00	2,500	$27,500 (3)	$2,896	3/9/2021

#59JFK	8/21/2020	1959 Inscribed Presentation Copy of Profiles in Courage by John F. Kennedy	Purchase Agreement	Closed	11/25/2020	12/7/2020	$13.00	2,000	$26,000 (3)	$1,538	3/9/2021
#JUSTICE1	8/21/2020	1960 Justice League of America #1 CGC NM+ 9.6 comic book	Purchase Agreement	Closed	11/18/2020	12/7/2020	$43.00	5,000	$215,000 (3)	$20,635	4/27/2021
#GRAPES	8/21/2020	1939 Inscribed First Edition Presentation copy of The Grapes of Wrath by John Steinbeck	Purchase Agreement	Closed	12/1/2020	12/14/2020	$19.50	2,000	$39,000 (3)	$6,408	3/16/2021
#GOLDENEYE	10/28/2020	1997 N64 GoldenEye 007 Wata 9.6 A++ Video Game	Upfront Purchase	Closed	11/24/2020	12/14/2020	$5.00	5,000	$25,000 (3)	$808	3/18/2021
#03LEBRON2	11/25/2020	2003-04 Topps Chrome Refractors LeBron James Rookie card graded BGS Pristine 10	Upfront Purchase	Closed	11/30/2020	12/14/2020	$20.00	5,000	$100,000 (3)	$7,523	3/18/2021
#34GEHRIG	10/28/2020	1934 Goudey #61 Lou Gehrig Card graded PSA NM-MT 8	Upfront Purchase	Closed	12/3/2020	12/14/2020	$7.00	5,000	$35,000 (3)	$3,845	3/16/2021
#98KANGA	11/25/2020	1998 Pokémon Japanese Promo Kangaskhan-Holo Trophy Card graded PSA GEM MT 10	Purchase Agreement	Closed	12/2/2020	12/14/2020	$8.00	21,250	$170,000 (3)	$16,425	3/16/2021
#06BRM	9/24/2020	One case of twelve (12) bottles of 2006 Barolo Riserva Monfortino, Giacomo Conterno	Purchase Agreement	Closed	12/7/2020	12/14/2020	$10.00	1,850	$18,500 (3)	$1,351	3/16/2021
#MOONSHOE	11/25/2020	Original pair of Nike "Moon Shoe" sneakers	Upfront Purchase	Closed	11/25/2020	12/14/2020	$10.00	18,000	$180,000 (3)	$26,250	3/16/2021
#DUNE	7/20/2020	1965 Inscribed First Edition Copy of Frank Herbert’s Dune	Purchase Agreement	Closed	12/10/2020	12/22/2020	$13.25	1,000	$13,250 (3)	$1,418	3/23/2021
#86FLEER	11/25/2020	1986-87 Fleer Basketball Unopened Wax Box Certified by BBCE	Upfront Purchase	Closed	12/7/2020	12/22/2020	$10.00	16,500	$165,000 (3)	$14,666	3/23/2021

#58PELE2	11/25/2020	1958 Editora Aquarela Pelé Card graded PSA NM 7	Upfront Purchase	Sold - $62,000 Acquisition Offer Accepted on 02/26/2021	12/16/2020	12/22/2020	$5.00	5,300	$26,500 (3)	$1,930	2/17/2021
#WILDGUN	10/28/2020	1985 NES Wild Gunman Wata 9.2 A+ Video Game	Purchase Agreement	Closed	12/15/2020	12/22/2020	$7.00	4,000	$28,000 (3)	$2,591	3/23/2021
#18LAMAR	11/25/2020	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	Upfront Purchase	Sold - $88,500 Acquisition Offer Accepted on 12/29/2020	12/7/2020	12/29/2020	$8.00	7,750	$62,000 (3)	$5,875	12/30/2020
#03TACHE	10/28/2020	Four cases of three (3) bottles of 2003 La Tâche, Domaine de la Romanée-Conti	Purchase Agreement	Closed	11/17/2020	1/13/2021	$5.00	15,600	$78,000 (3)	$5,699	4/20/2021
#AVENGE57	8/21/2020	1968 Marvel Avengers #57 CGC NM/M 9.8 comic book	Purchase Agreement	Closed	12/2/2020	1/13/2021	$1.00	20,000	$20,000 (3)	$1,698	4/20/2021
#99TMB2	11/25/2020	1999 Pokémon Japanese Promo Tropical Mega Battle No. 2 Trainer Card graded PSA AUTHENTIC	Upfront Purchase	Closed	12/14/2020	1/13/2021	$6.00	10,000	$60,000 (3)	$8,000	4/20/2021
#AVENGERS1	7/20/2020	1963 Avengers #1 CGC NM + 9.6 comic book	Purchase Agreement	Closed	12/16/2020	1/13/2021	$54.00	5,000	$270,000 (3)	$14,675	4/20/2021
#13GIANNIS	11/25/2020	2013 Panini Flawless Giannis Antetokounmpo Rookie card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/19/2020	1/13/2021	$5.00	5,000	$25,000 (3)	$4,023	4/20/2021
#04MESSI	11/25/2020	2004-05 Panini Lionel Messi Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/21/2020	1/13/2021	$5.00	9,000	$45,000 (3)	$3,403	4/20/2021
#PUNCHOUT	12/21/2020	1987 NES Mike Tyson’s PUNCH-OUT!! Wata 9.4 A+ video game	Purchase Agreement	Closed	12/22/2020	1/13/2021	$9.00	10,000	$90,000 (3)	$7,825	4/20/2021

#BULLSRING	11/25/2020	Six Chicago Bulls NBA Championship Rings awarded to Chicago Bulls security guard John Capps	Upfront Purchase	Closed	12/19/2020	1/13/2021	$10.00	30,000	$300,000 (3)	$44,008	4/20/2021
#70AARON	11/25/2020	1970 Topps Hank Aaron card graded PSA GEM MINT 10	Upfront Purchase	Closed	12/23/2020	1/13/2021	$3.00	6,000	$18,000 (3)	$598	4/20/2021
#96CHARZRD	12/21/2020	1996 Pokemon Japanese Base Set No Rarity Symbol Holo Charizard #6 PSA MINT 9	Upfront Purchase	Closed	12/27/2020	1/13/2021	$10.00	6,500	$65,000 (3)	$5,304	4/15/2021
#ICECLIMB	12/21/2020	1985 NES Ice Climber Wata 9.0 A video game	Upfront Purchase	Closed	12/28/2020	1/13/2021	$8.00	10,000	$80,000 (3)	$7,958	4/20/2021
#01TIGER	12/21/2020	2001 SP Authentic #45 Tiger Woods Autographed Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Closed	12/30/2020	1/13/2021	$10.00	1,850	$18,500 (3)	$1,615	4/15/2021
#JUNGLEBOX	12/21/2020	1999 Pokémon Jungle 1st Edition Booster Box	Upfront Purchase	Closed	1/3/2021	1/19/2021	$5.00	6,900	$34,500 (3)	$2,955	4/22/2021
#51HOWE	11/25/2020	1951 Parkhurst Gordie Howe Card graded PSA NM-MT 8	Upfront Purchase	Closed	1/5/2021	1/19/2021	$9.00	5,000	$45,000 (3)	$3,445	4/22/2021
#09COBB	11/25/2020	1909-11 T206 Sweet Caporal Ty Cobb card graded PSA NM 7	Upfront Purchase	Closed	1/6/2021	1/19/2021	$4.00	8,000	$32,000 (3)	$2,980	4/22/2021
#96JORDAN2	1/8/2021	Michael Jordan Playoff Worn and Dual Signed ‘Player Sample’ Air Jordan 11’s	Upfront Purchase	Closed	1/11/2021	1/19/2021	$5.00	10,800	$54,000 (3)	$3,812	4/22/2021
#THOR	10/28/2020	1962 Journey Into Mystery #83 CGC NM 9.4	Purchase Agreement	Closed	1/7/2021	1/25/2021	$20.00	10,750	$215,000 (3)	$15,608	4/29/2021
#FOSSILBOX	12/21/2020	1999 Pokémon 1st Edition Fossil Set Sealed Booster Box	Upfront Purchase	Closed	1/11/2021	1/25/2021	$5.00	4,200	$21,000 (3)	$1,690	4/29/2021
#59FLASH	1/8/2021	1959 The Flash #105 comic book graded NM 9.4 by CGC	Upfront Purchase	Closed	1/12/2021	1/25/2021	$6.50	10,000	$65,000 (3)	$5,250
#POKEBLUE	12/21/2020	1998 Game Boy Pokémon Blue video game	Purchase Agreement	Closed	1/20/2021	1/27/2021	$10.00	2,400	$24,000 (3)	$2,660

#DOMINOS	1/8/2021	1990 Rolex Air-King Dominos Pizza Special Edition Watch	Upfront Purchase	Closed	1/19/2021	1/27/2021	$5.50	2,000	$11,000 (3)	$1,236
#PICNIC	8/21/2020	Limited Edition Natural Barénia Leather & Osier Picnic Kelly 35cm Bag with palladium hardware	Purchase Agreement	Closed	12/9/2020	1/27/2021	$27.00	2,000	$54,000 (3)	$4,358	4/29/2021
#98GTA	12/21/2020	1998 PlayStation Grand Theft Auto Video Game graded Wata 9.8 A+	Upfront Purchase	Closed	1/14/2021	1/27/2021	$5.00	3,150	$15,750 (3)	$1,293
#58PELE	11/25/2020	1958 Alifabolaget #635 Pelé Rookie Card graded PSA MINT 9	Upfront Purchase	Closed	1/11/2021	1/28/2021	$10.00	31,500	$315,000 (3)	$20,441
#09CURRY	1/8/2021	2009-10 UD Exquisite Stephen Curry #64 Autographed Rookie Card graded GEM MINT 9.5 by BGS	Upfront Purchase	Closed	1/25/2021	2/2/2021	$10.00	2,500	$25,000 (3)	$590
#84JORDAN	1/8/2021	Michael Jordan Photo-Matched 1984 Signing Day Chicago Bulls Official NBA Game Jersey	Upfront Purchase	Closed	1/21/2021	2/2/2021	$25.00	15,000	$375,000 (3)	$49,898
#09BEAUX	9/24/2020	One case of twelve (12) bottles of 2009 Vosne-Romanée Les Beaux Monts, Domaine Leroy	Purchase Agreement	Closed	1/4/2021	2/2/2021	$5.00	6,800	$34,000 (3)	$3,085
#KEROUAC	9/24/2020	1957 inscribed First Edition, Presentation Copy of "On the Road" by Jack Kerouac	Purchase Agreement	Closed	12/13/2020	2/7/2021	$20.00	4,900	$98,000 (3)	$10,583
#96JORDAN	1/8/2021	1996 Michael Jordan Game Worn and Dual Signed ‘Player Sample’ Air Jordan 11 “Concord”	Upfront Purchase	Closed	1/26/2021	2/7/2021	$4.00	12,000	$48,000 (3)	$4,420
#FEDERAL	11/25/2020	First Edition copy of The Federalist by Alexander Hamilton, James Madison, and John Jay	Purchase Agreement	Closed	1/25/2021	2/7/2021	$15.00	10,000	$150,000 (3)	$26,675

#62BOND	12/21/2020	1962 First Edition Presentation copy of The Spy Who Loved Me by Ian Fleming inscribed to Robert Kennedy	Upfront Purchase	Closed	12/30/2020	2/7/2021	$6.00	15,500	$93,000 (3)	$13,593
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank				Cancelled
#71TOPPS	1/8/2021	1971 Topps Football Series 2 Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Closed	1/18/2021	2/17/2021	$4.00	17,000	$68,000 (3)	$5,759
#DEATON	12/21/2020	Triceratops prorsus skull excavated from the Hell Creek Formation of North Dakota in 1999	Purchase Agreement	Closed	1/25/2021	2/17/2021	$25.00	11,400	$285,000 (3)	$27,283
#98ZELDA	1/8/2021	1998 N64 The Legend of Zelda: Ocarina of Time video game graded 9.6 A+ by Wata	Purchase Agreement	Closed	2/3/2021	2/17/2021	$4.70	5,000	$23,500 (3)	$2,165
#03JORDAN2	1/8/2021	2003-04 UD Exquisite Quad Patch #MJ Michael Jordan Game Used Patch Card graded NM-MT+ 8.5 by BGS	Upfront Purchase	Closed	2/9/2021	2/22/2021	$4.20	10,000	$42,000 (3)	$4,220
#WOLVERINE	1/8/2021	1974 Incredible Hulk #181 comic book graded NM/M 9.8 by CGC	Upfront Purchase	Closed	2/7/2021	2/22/2021	$9.50	5,000	$47,500 (3)	$3,871
#91JORDAN	1/8/2021	1991 Michael Jordan Game Worn Chicago Bulls Home Uniform graded A10 by MEARS	Upfront Purchase	Closed	1/31/2021	2/24/2021	$7.00	10,000	$70,000 (3)	$656
#79GRETZKY	1/8/2021	1979 Topps Wayne Gretzky #18 Rookie Card graded GEM-MT 10 by PSA	Upfront Purchase	Closed	2/5/2021	2/25/2021	$40.00	20,000	$800,000 (3)	$64,216

#17DUJAC	9/24/2020	Two cases of six (6) bottles of 2017 Chambertin, Domaine Dujac	Purchase Agreement	Closed	2/15/2021	3/8/2021	$8.00	3,250	$26,000 (3)	$1,408
#FAUBOURG2	9/24/2020	2019 Hermès 20cm Sellier Faubourg Blue Multicolor Birkin with Palladium Hardware	Purchase Agreement	Closed	12/28/2020	3/8/2021	$15.00	11,000	$165,000 (3)	$11,483
#MOSASAUR	1/8/2021	Mosasaur Halisaurus Arambourgi Skeleton	Upfront Purchase	Closed	2/21/2021	3/15/2021	$5.00	6,000	$30,000 (3)	$8,658
#92JORDAN	1/8/2021	1992 Michael Jordan Game Worn and Dual Signed Nike Air Jordan VII's	Upfront Purchase	Closed	2/23/2021	3/15/2021	$6.00	7,000	$42,000 (3)	$4,480
#14KOBE	1/8/2021	2014 Kobe Bryant Game Worn and Signed Lakers Jersey	Upfront Purchase	Closed	2/14/2021	3/15/2021	$8.00	9,750	$78,000 (3)	$6,250
#03LEBRON3	1/8/2021	2003-04 SP Authentic #148 LeBron James Autographed Rookie Card graded PRISTINE 10 by BGS	Upfront Purchase	Closed	2/12/2021	3/15/2021	$23.00	10,000	$230,000 (3)	$20,924
#95TOPSUN	2/23/2021	1995 Sealed Topsun Pokémon Booster Box, 1st Edition Box A	Upfront Purchase	Closed	3/2/2021	3/15/2021	$6.00	10,000	$60,000 (3)	$8,300
#OPEECHEE	1/8/2021	1979-80 O-Pee-Chee Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Closed	2/19/2021	3/16/2021	$30.00	10,000	$300,000 (3)	$41,699
#59BOND	12/21/2020	1959 First Edition Dedication copy of Goldfinger by Ian Fleming	Upfront Purchase	Closed	2/24/2021	3/16/2021	$8.00	10,250	$82,000 (3)	$11,381
#09TROUT2	2/23/2021	2009 Bowman Chrome Mike Trout Xfractor graded BGS 9.5	Upfront Purchase	Closed	2/28/2021	3/16/2021	$5.00	11,200	$56,000 (3)	$4,340
1962 Amazing Fantasy #15 CGC VG+ 4.5				Cancelled / Underlying Asset Sold Pre-Offering
#ROCKETBOX	2/23/2021	2000 Pokémon Team Rocket 1st Edition Factory Sealed Booster Box	Upfront Purchase	Closed	3/10/2021	3/22/2021	$6.00	4,750	$28,500 (3)	$1,894

#94JORDAN	1/8/2021	1994 Michael Jordan Game Worn, Signed and Photo-Matched Air Jordan Baseball Cleats	Upfront Purchase	Closed	2/16/2021	3/22/2021	$8.50	10,000	$85,000 (3)	$9,295
#85MJPROMO	2/23/2021	1985 Nike Promo Michael Jordan Bulls RC Rookie graded PSA 10	Upfront Purchase	Closed	3/7/2021	4/6/2021	$8.00	3,500	$28,000 (3)	$4,120
#17MAHOMES	2/23/2021	2017 National Treasures Black #161 Patrick Mahomes II Rookie Patch Autograph Card graded BGS NM-MT 8	Purchase Agreement	Closed	2/27/2021	4/6/2021	$12.00	25,000	$300,000 (3)	$79,150
#76PAYTON	2/23/2021	1976 Topps #148 Walter Payton Rookie Card Graded PSA GEM MT 10	Upfront Purchase	Closed	3/9/2021	4/6/2021	$6.50	10,000	$65,000 (3)	$9,750
#11BELAIR	9/24/2020	One case of twelve (12) bottles of 2011 Vosne-Romanée Aux Reignots, Domaine du Comte Liger-Belair	Purchase Agreement	Closed	3/10/2021	4/6/2021	$11.00	2,000	$22,000 (3)	$1,541
#16KOBE	10/28/2020	Four Signed Hardwood Panels from the Staples Center Basketball Court used during Kobe Bryant’s Farewell Game	Upfront Purchase	Closed	3/5/2021	4/6/2021	$8.00	100,000	$800,000 (3)	$147,929
#FANFOUR5	2/23/2021	1962 Marvel Fantastic Four #5 comic book graded CGC NM 9.2	Upfront Purchase	Closed	3/3/2021	4/6/2021	$8.00	10,000	$80,000 (3)	$5,900
#86DK3	2/23/2021	1986 Donkey Kong 3 Sealed [Hangtab, 2 Code, Mid-Production], NES Nintendo graded Wata 9.2 A+	Upfront Purchase	Closed	3/1/2021	4/6/2021	$10.00	4,350	$43,500 (3)	$3,465
#18LUKA	2/23/2021	2018 Panini Prizm Signatures Black Label Luka Doncic Rookie card #3 Graded BGS PRISTINE 10	Upfront Purchase	Closed	3/14/2021	4/6/2021	$5.00	5,300	$26,500 (3)	$2,813

#MARADONA	2/23/2021	1979 Panini Calciatori Soccer Diego Maradona Rookie RC #312 graded PSA 9 MINT	Upfront Purchase	Closed	3/16/2021	4/9/2021	$7.00	2,000	$14,000 (3)	$1,428
#68RYAN	2/23/2021	1968 Topps #177 Nolan Ryan Rookie Card Graded PSA MINT 9	Upfront Purchase	Closed	3/17/2021	4/9/2021	$7.00	10,000	$70,000 (3)	$8,102
#99CHARZRD	2/23/2021	1999 Pokémon Charizard #4 First Edition Base Set Hologram Trading Card published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Closed	3/20/2021	4/9/2021	$10.00	35,000	$350,000 (3)	$42,825
#96KOBE	2/23/2021	1996 Finest Refractors (With Coating) #269 Gold Kobe Bryant Rookie Card Graded BGS GEM MINT 9.5	Upfront Purchase	Closed	3/24/2021	4/9/2021	$11.00	7,000	$77,000 (3)	$7,662
#POKEYELOW	2/23/2021	1999 Nintendo Game Boy Pokémon Yellow [Pixel ESRB, Early Production] Graded Wata 9.6 A++	Purchase Agreement	Closed	3/23/2021	4/13/2021	$5.00	11,000	$55,000 (3)	$6,850
#POKELUGIA	2/23/2021	2000 Neo Genesis 1st Edition Holo Lugia #9 Graded PSA GEM MINT 10	Upfront Purchase	Closed	3/15/2021	4/13/2021	$11.00	10,000	$110,000 (3)	$12,475
#48JACKIE	1/8/2021	1948 Leaf Jackie Robinson #79 Rookie Card graded NM-MT 8 by PSA	Purchase Agreement	Closed	1/29/2021	4/15/2021	$20.00	18,750	$375,000 (3)	$27,783
#VANHALEN	1/8/2021	2008 Eddie Van Halen Concert Played and Signed Charvel EVH Art Series One-of-a-Kind Guitar	Upfront Purchase	Closed	2/2/2021	4/15/2021	$12.40	5,000	$62,000 (3)	$6,020
#XMEN1	12/21/2020	1963 X-Men #1 CGC NM 9.4 comic book	Purchase Agreement	Closed	3/13/2021	4/15/2021	$20.00	12,000	$240,000 (3)	$20,079
#TORNEK	11/25/2020	1964 Tornek-Rayville ref. TR-900	Purchase Agreement	Open	11/26/2020	Q2 2021 or Q3 2021	$5.00	26,400 / 33,000	$132,000 / $165,000	$8,513

#05MJLJ	2/23/2021	2005-06 Exquisite Collection Jerseys inserts, Dual Autographs: Michael Jordan and Lebron James graded BGS NM-MT+ 8.5	Purchase Agreement	Open	3/20/2021	Q2 2021 or Q3 2021	$4.00	16,400 / 20,500	$65,600 / $82,000	$7,965
#85JORDAN2	2/23/2021	1985 Signed Michael Jordan "Shattered Backboard" Jersey	Purchase Agreement	Open	3/21/2021	Q2 2021 or Q3 2021	$14.00	16,000 / 20,000	$224,000 / $280,000	$44,500
#81MONTANA	2/23/2021	1981 Topps Football #216 Joe Montana Rookie Card Graded PSA GEM MINT 10	Upfront Purchase	Open	3/29/2021	Q2 2021 or Q3 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$5,175
#GYMBOX	2/23/2021	2000 Pokémon Gym Heroes 1st Edition Set Sealed Booster Box	Upfront Purchase	Open	3/30/2021	Q2 2021 or Q3 2021	$6.00	2,400 / 3,000	$14,400 / $18,000	$1,663
#87JORDAN	3/29/2021	1987 Fleer Michael Jordan Card #59 graded PSA GEM MT 10	Upfront Purchase	Open	3/30/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$3,254
#00MOUTON	9/24/2020	One case of twelve (12) bottles of 2000 Château Mouton-Rothschild	Purchase Agreement	Open	4/1/2021	Q2 2021 or Q3 2021	$13.50	1,600 / 2,000	$21,600 / $27,000	$2,181
#09CURRY2	2/23/2021	2009 Playoff National Treasures Stephen Curry Autographed Patch Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Open	3/26/2021	Q2 2021 or Q3 2021	$25.00	16,800 / 21,000	$420,000 / $525,000	$62,163
#60ALI	3/29/2021	1960 Hemmets Journal #23 Cassius Clay (Muhammad Ali) Rookie Card graded PSA Mint 9	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$10.00	18,800 / 23,500	$188,000 / $235,000	$20,014
#APPLE1	1/8/2021	1976 Apple-1 Computer with Original Box Signed by Steve Wozniak	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$25.00	26,400 / 33,000	$660,000 / $825,000	$67,155
#POKEMON2	2/23/2021	1999 Pokémon 1st Edition Base Set Sealed Booster Box published by Wizards of the Coast	Upfront Purchase	Open	4/2/2021	Q2 2021 or Q3 2021	$10.00	33,200 / 41,500	$332,000 / $415,000	$32,138
#GWLOTTO	3/29/2021	1768 George Washington Mountain Road Lottery Ticket with Signature	Upfront Purchase	Open	4/5/2021	Q2 2021 or Q3 2021	$14.00	2,000 / 2,500	$28,000 / $35,000	$7,442

#NICKLAUS1	2/23/2021	1973 Panini #375 Jack Nicklaus Rookie Card Graded by PSA GEM MT 10	Upfront Purchase	Open	4/7/2021	Q2 2021 or Q3 2021	$10.00	3,200 / 4,000	$32,000 / $40,000	$4,001
#85LEMIEUX	3/29/2021	1985 O-Pee-Chee Hockey Mario Lemieux Rookie Card #9 graded PSA GEM-MT 10	Upfront Purchase	Open	4/7/2021	Q2 2021 or Q3 2021	$5.00	14,000 / 17,500	$70,000 / $87,500	$7,326
#SMB3	3/29/2021	1990 NES Super Mario Bros. 3 Video Game graded Wata 9.4 A+	Purchase Agreement	Open	4/11/2021	Q2 2021 or Q3 2021	$5.00	4,000 / 5,000	$20,000 / $25,000	$2,150
#RIVIERA	3/29/2021	1965 Rolex 1601 Datejust retailed by Joyeria Riviera	Upfront Purchase	Open	4/12/2021	Q2 2021 or Q3 2021	$5.00	4,800 / 6,000	$24,000 / $30,000	$5,888
#NEOBOX	2/23/2021	2000 Pokémon Neo Genesis 1st Edition Set Sealed Booster Box	Upfront Purchase	Open	4/14/2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$3,317
#HUCKFINN	3/29/2021	1885 First Edition, Adventures of Huckleberry Finn by Mark Twain	Purchase Agreement	Open	4/20/2021	Q2 2021 or Q3 2021	$11.00	1,600 / 2,000	$17,600 / $22,000	$2,680
#56AARON	3/29/2021	1956 Topps #31 Hank Aaron (White Back) graded PSA Mint 9	Upfront Purchase	Open	4/23/2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$7,600
#POKEMON3	3/29/2021	1999 Pokémon 1st Edition Complete Set graded PSA GEM MT 10	Purchase Agreement	Open	4/25/2021	Q2 2021 or Q3 2021	$120.00	4,000 / 5,000	$480,000 / $600,000	$36,900
#1776	1/8/2021	July 16, 1776 Exeter, New Hampshire broadside of the Declaration of Independence	Purchase Agreement	Open	4/27/2021	Q2 2021 or Q3 2021	$25.00	64,000 / 80,000	$1,600,000 / $2,000,000	$514,400
#WZRDOFOZ	2/23/2021	1900 First Edition of The Wonderful Wizard Of OZ	Purchase Agreement	Open	4/27/2021	Q2 2021 or Q3 2021	$15.00	4,800 / 6,000	$72,000 / $90,000	$7,825
#APEOD	11/1/2019	Audemars Piguet Royal Oak Offshore "End of Days" Ref.25770SN.O.0001KE.01	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$62.00	400 / 500	$24,800 / $31,000	$940
#15PTKWT	11/1/2019	Patek Philippe Complications World Time Ref. 5131R-001	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$108.00	800 / 1,000	$86,400 / $108,000	($140)

#HALONFR	7/20/2020	2001 Halo: Combat Evolved [NFR Not For Resale] Wata 9.8 A++ Sealed Xbox Video Game	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$27.00	800 / 1,000	$21,600 / $27,000	$2,630
#09RBLEROY	9/24/2020	One case of twelve (12) bottles of 2009 Richebourg, Domaine Leroy	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$25.00	3,440 / 4,300	$86,000 / $107,500	$8,734
#00NEWMAN	9/24/2020	Signed Sparco race suit worn by Paul Newman during the 2000 Rolex 24 Hours of Daytona Race Series	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	2,480 / 3,100	$12,400 / $15,500	$1,147
#13MUSIGNY	10/28/2020	Two cases of three (3) bottles of 2013 Musigny, Domaine Leroy	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	9,800 / 12,250	$196,000 / $245,000	$17,393
#NEWTON	11/25/2020	1687 First Edition, Continental Issue of Philosophiae Naturalis Principia Mathematica by Sir Isaac Newton	Purchase Option Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$39,050
#14CARR	1/8/2021	2014 National Treasures Silver #296 Derek Carr Signed Patch Rookie Card graded GEM MT 10 by PSA	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	3,200 / 4,000	$16,000 / $20,000	$2,100
#CONGRESS	1/8/2021	Thomas Heyward Jr’s First edition of the Continental Congress Journal of the Proceeds of the Congress	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$24.00	4,000 / 5,000	$96,000 / $120,000	$19,100
#BROSGRIMM	2/23/2021	1837 Third Edition Presentation Copy of Grimms' Fairy Tales by the Brothers Grimm inscribed to contributor and friend Malchen Hassenpflug	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$27.00	4,000 / 5,000	$108,000 / $135,000	$19,404
#66ORR	2/23/2021	1966 Topps Bobby Orr #35 Rookie Card graded NM-MT 8 by PSA	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	9,280 / 11,600	$74,240 / $92,800	$5,014

#60MANTLE	2/23/2021	1960 Signed Mickey Mantle Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	34,000 / 42,500	$680,000 / $850,000	$34,525
#DIMAGGIO3	2/23/2021	1950-51 Joe DiMaggio Game-Worn Road Jersey Graded MEARS A10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	18,000 / 22,500	$360,000 / $450,000	$26,525
#58PELE3	2/23/2021	1958-59 Tupinamba Ltda. Quigol Pelé #109 Rookie Card graded PSA NM -MT 8	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	9,000 / 11,250	$180,000 / $225,000	$39,785
#POKEDEMO	2/23/2021	1998 Pokémon Demo Game Sealed Booster Pack published by Wizards of the Coast graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.50	3,200 / 4,000	$24,000 / $30,000	$2,200
#HGWELLS	3/29/2021	1895 First Edition The Time Machine: An Invention Inscribed by H.G Wells	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.20	6,000 / 7,500	$37,200 / $46,500	$4,935
#MARX	3/29/2021	1867 First Edition Das Kapital By Karl Marx	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	6,400 / 8,000	$96,000 / $120,000	$12,300
#WALDEN	3/29/2021	1854 First Edition Walden; or, Life in the Woods by Henry David Thoreau	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.25	1,600 / 2,000	$16,400 / $20,500	$2,195
#80TOPPS	3/29/2021	1980 Topps Basketball Wax Box Reviewed and Factory Sealed by BBCE	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	6,200 / 7,750	$62,000 / $77,500	$6,517
#TOPPSTRIO	3/29/2021	1980 Topps Scoring Leader Card(Bird / Erving /Johnson) Graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$9.00	8,000 / 10,000	$72,000 / $90,000	$12,787
#03LEBRON4	3/29/2021	2003 Exquisite Collection LeBron James Scripted Swatches Rookie Card graded BGS MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	23,200 / 29,000	$232,000 / $290,000	$31,962
#98JORDAN2	3/29/2021	1998 Upper Deck Michael Jordan Jersey Autograph Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	13,200 / 16,500	$264,000 / $330,000	$35,625

#07DURANT	3/29/2021	2007 Topps Chrome Orange Refractor Kevin Durant Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$13.00	8,000 / 10,000	$104,000 / $130,000	$11,925
#GRIFFEYJR	3/29/2021	1989 Upper Deck Ken Griffey Jr. Rookie Card #1 graded BGS PRISTINE 10	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	4,000 / 5,000	$28,000 / $35,000	$3,550
#HENDERSON	3/29/2021	1980 Topps #482 Rickey Henderson Rookie Card graded PSA GEM MINT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	16,000 / 20,000	$160,000 / $200,000	$15,575
#08LEBRON	3/29/2021	2008 Metal Universe PMG Green Lebron James Card graded BGS MINT 9	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	28,000 / 35,000	$140,000 / $175,000	$21,338
#03LEBRON5	3/29/2021	2003 Topps Chrome #111 LeBron James Black Refractor Rookie Card graded PSA MINT 9	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.50	8,000 / 10,000	$84,000 / $105,000	$7,563
#49ROYCAMP	3/29/2021	1949 Bowman #84 Roy Campanella Rookie Card graded PSA Mint 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	8,000 / 10,000	$56,000 / $70,000	$5,163
#65NAMATH	3/29/2021	1965 Topps #122 Joe Namath Rookie Card graded PSA NM-MT+ 8.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	12,000 / 15,000	$180,000 / $225,000	$22,211
#80ALI	3/29/2021	1980 Muhammad Ali Sparring Gloves Worn in Training for Larry Holmes Bout and Inscribed to Sylvester Stallone	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.50	8,000 / 10,000	$60,000 / $75,000	$13,081
#85ERVING	3/29/2021	1985 Julius Erving Game Worn and Signed Jersey	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.50	8,000 / 10,000	$36,000 / $45,000	$6,250
#67CAREW	3/29/2021	1967 Topps #569 Rod Carew A.L. Rookie Stars graded PSA Gem Mint 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	17,200 / 21,500	$172,000 / $215,000	$24,407
#LJKOBE	3/29/2021	2002 LeBron James High School Game Worn Sneakers Gifted by Kobe Bryant.	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	14,400 / 18,000	$144,000 / $180,000	$20,073
#61MANTLE	3/29/2021	1961 Topps Dice Game Mickey Mantle Card graded PSA Poor 1	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$25.00	13,600 / 17,000	$340,000 / $425,000	$44,401

#47JACKIE	3/29/2021	1947 Jackie Robinson Original News Photograph Authenticated by PSA/DNA Type 1	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	16,000 / 20,000	$320,000 / $400,000	$31,860
#AC23	3/29/2021	1940 Action Comics #23 comic book published by D.C. Comics graded CGC 5.5	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$7.00	3,200 / 4,000	$22,400 / $28,000	$2,620
#BATMAN2	3/29/2021	1940 Batman #2 comic book published by D.C. Comics graded CGC 9.0	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	6,800 / 8,500	$68,000 / $85,000	$6,913
#FLASH123	3/29/2021	1961 The Flash #123 comic book published by D.C Comics graded CGC 9.4	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.00	2,900 / 3,625	$23,200 / $29,000	$2,610
#POKERED	3/29/2021	1998 Game Boy Pokémon Red Video Game graded Wata 9.2 A++	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$4.00	8,000 / 10,000	$32,000 / $40,000	$4,000
#01HALO	3/29/2021	2001 Xbox Halo: Combat Evolved (Black Label) Video Game graded Wata 9.4 A+	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$6.80	2,000 / 2,500	$13,600 / $17,000	$1,980
#SLASH	3/29/2021	Exact aged replica of Slash’s original Factory Black 1966 Gibson Doubleneck Guitar built as a prototype for the Slash EDS-1275 Doubleneck	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	10,400 / 13,000	$52,000 / $65,000	$13,250
#SANTANA	3/29/2021	Gibson Les Paul SG Guitar owned and played by Carlos Santana	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	12,000 / 15,000	$60,000 / $75,000	$15,588
#AJONES	3/29/2021	2020 Gibson Adam Jones 1979 Silverburst Les Paul Custom Prototype Guitar	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	7,600 / 9,500	$76,000 / $95,000	$17,738
#IOMMI	3/29/2021	2019 Gibson Tony Iommi 1964 “Monkey SG” Prototype Guitar	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	5,200 / 6,500	$52,000 / $65,000	$13,250
#MEGALODON	3/29/2021	Carcharocles Megalodon Jaw: Full Set of Fossilized Teeth in Jaw Reconstruction	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	24,000 / 30,000	$480,000 / $600,000	$138,900

#GIANNIS2	2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	33,200 / 41,500	$332,000 / $415,000	$44,784
#99MJRETRO	1959 Topps #10 Jim Brown Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$5.00	8,000 / 10,000	$40,000 / $50,000	$5,006
#59BROWN	1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	18,800 / 23,500	$188,000 / $235,000	$24,179
#93JETER	1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$8.25	3,200 / 4,000	$26,400 / $33,000	$470
#CLEMENTE3	1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	44,000 / 55,000	$880,000 / $1,100,000	$130,150
#54AARON	1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$12.00	16,000 / 20,000	$192,000 / $240,000	$27,807
#00BRADY2	2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	26,000 / 32,500	$260,000 / $325,000	$5,160
#96KOBE2	1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	24,000 / 30,000	$240,000 / $300,000	$52,979
#57ROBINSN	1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$13.25	3,200 / 4,000	$42,400 / $53,000	$3,352
#NIKEPROTO	Pair of 1970's Bill Bowerman Handmade Waffle Spike Shoes for Runner John Mays Before Nikes's Founding	Upfront Purchase	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$15.00	12,000 / 15,000	$180,000 / $225,000	$18,748
#87ZELDA	1987 NES Legend of Zelda Video Game graded Wata 9.4 B+	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$11.50	8,000 / 10,000	$92,000 / $115,000	$12,388

#EXCITBIKE	1985 NES Excitebike Hangtab Video Game graded Wata 9.6 A++	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$10.00	14,000 / 17,500	$140,000 / $175,000	$21,338
#EINSTEIN2	1948 Albert Einstein Typed and Signed Letter On God	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$16.00	4,000 / 5,000	$64,000 / $80,000	$7,164
#METEORITE	Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon	Purchase Agreement	Upcoming	Q2 2021 or Q3 2021	Q2 2021 or Q3 2021	$20.00	14,000 / 17,500	$280,000 / $350,000	$70,775

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange represents sale of Series’ Underlying Asset.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Interests sold in Series is limited to 2,000 “qualified purchasers” with a maximum of 500 non- “accredited investors”.

(3)Represents the actual Offering Size, number of Interests sold and fees at the Closing of the Offering.

(4)Represents most recent Trading Window for Series as of the date of this filing. Blank cells indicate that no Trading Window for Series has yet occurred as of the date of this filing.

(5)Represents an Offering that was Cancelled with any potential Investors issued a full refund for their attempted subscription.

OFFERING SUMMARY

The following summary is qualified in its entirety by the more detailed information appearing elsewhere herein and, in the Exhibits, hereto.  You should read the entire Offering Circular and carefully consider, among other things, the matters set forth in the section captioned “Risk Factors.”  You are encouraged to seek the advice of your attorney, tax consultant, and business advisor with respect to the legal, tax, and business aspects of an investment in the Interests.  All references in this Offering Circular to “$” or “dollars” are to United States dollars.

The Company:The Company is RSE Archive, LLC, a Delaware series limited liability company formed January 3, 2019.

Underlying Assets
and Offering Price

Per Interest: It is anticipated that the Company’s core business will be the identification, acquisition, marketing and management of memorabilia, collectible items and alcohol, the Memorabilia Asset, as the Underlying Assets of the Company.

It is not anticipated that any Series would own any assets other than its respective Underlying Asset, plus cash reserves for maintenance, storage, insurance and other expenses pertaining to each Underlying Asset and amounts earned by each Series from the monetization of the Underlying Asset.

The Underlying Asset for each Series and the Offering Price per Interest for each Series is detailed in the Master Series Table.

Securities offered:Investors will acquire membership Interests in a Series of the Company, each of which is intended to be separate for purposes of assets and liabilities.  It is intended that owners of Interest in a Series will only have an Interest in assets, liabilities, profits and losses pertaining to the specific Underlying Assets owned by that Series.  For example, an owner of Interests in Series #98JORDAN will only have an Interest in the assets, liabilities, profits and losses pertaining to the Series 1998 Michael Jordan Jersey and its related operations.  See the “Description of Interests Offered” section for further details.  The Interests will be non-voting except with respect to certain matters set forth in the Operating Agreement.  The purchase of membership Interests in a Series of the Company is an investment only in that Series (and with respect to that Series’ Underlying Asset) and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) Rally Holdings, (iv) the Manager, (v) the Asset Manager, (vi) the Platform or (vii) the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests..

Investors:Each Investor must be a “qualified purchaser.” See “Plan of Distribution and Subscription Procedure – Investor Suitability Standards” for further details. The Manager may, in its sole discretion, decline to admit any prospective Investor, or accept only a portion of such Investor’s subscription, regardless of whether such person is a “qualified purchaser”. Furthermore, the Manager anticipates only accepting subscriptions from prospective Investors located in states where the BOR is registered.

Manager:RSE Archive Manager, LLC, a Delaware limited liability company, will be the Manager of the Company and of each Series. The Manager, together with its affiliates, will own a minimum of 1% of each Series upon the Closing of an Offering.

Advisory Board: The Manager has assembled an expert network of advisors with experience in the Asset Class (an “Advisory Board”) to assist the Manager in identifying, acquiring and managing Underlying Assets, as well as other aspects of the Platform.

Broker:Rally Holdings, on behalf of the Company, has entered into an agreement with the BOR. The BOR will be acting as broker of record and is entitled to a Brokerage Fee (as defined below). The sale of membership Interests is being facilitated by the BOR, a broker-dealer registered under the Exchange Act, and member of FINRA and SIPC, and is registered in each state where the offer or sales of the Interests will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer. For the avoidance of doubt, the BOR does not and will not solicit purchases of Interests or make any recommendations regarding the Interests to prospective Investors.

Custodian: The Company has entered into an agreement with the Custodian, a New Jersey limited liability company and a broker-dealer which is registered with the Commission and in each state where Interests in Series’ of the Company will be sold and with such other regulators as may be required to create brokerage accounts for each Investor for the purpose of holding the Interests issued in any of the Company’s Offerings.  Each Investors’ brokerage account will be created as part of the account creation process on the Platform and all Investors who previously purchased Interests in Offerings of the Company, ongoing or closed, of the Company will be required to opt-in to allow the Custodian to create a brokerage account for them and transfer previously issued Interests into such brokerage accounts. The Custodian is a member of FINRA and SIPC.

Minimum

Interest purchase:The minimum subscription by an Investor is one (1) Interest in a Series.  The Manager and/or its affiliates must purchase a minimum of 1% of Interests of each Series at the Closing of its each Offering.. The purchase price, the Offering Price per Interest times the number of Interests purchased, will be payable in cash at the time of subscription.

Offering size:The Company may offer a Total Minimum and a Total Maximum of Interests in each Series Offering as detailed for each Series highlighted in gray in the Master Series Table. Series not highlighted in gray have completed their respective Offerings at the time of this filing and the number of Interests in the table represents the actual Interests sold in each respective Offering.

Escrow Agent:    Atlantic Capital Bank, N.A., a Georgia banking corporation.

Escrow:    The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing escrow account with Escrow Agent and will not be commingled with the operating account of any Series, until if and when there is a Closing with respect to that Investor.

When the Escrow Agent has received instructions from the Manager or the BOR that the Offering will close, and the Investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such Investor’s subscription proceeds in its possession to the account of the Series. Amounts paid to the Escrow Agent are categorized as Offering Expenses (as defined below).

If the applicable Offering is terminated without a Closing, or if a prospective Investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective Investors will be returned promptly to them without interest.  Any costs and expenses associated with a terminated Offering will be borne by the Manager.

Offering Period:There will be a separate Closing for each Offering. The Closing of an Offering for a particular Series will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests of such Series have been accepted by the Manager or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If the Closing for a Series has not occurred, the applicable Offering shall be terminated upon (i) the date which is one year from the date this Offering Circular is qualified by the Commission, which period may be extended by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate such Offering in its sole discretion. In the case, where the Company enters into a purchase options agreement, the Offering may never be launched, or a Closing may not occur, in the case the Company does not exercise the purchase option before the purchase option agreement’s expiration date, or the expiration date is not extended.

Lock-Up Period:The Rally Entities shall be subject to a 90-day lock-up period starting the day of Closing, for any Interests which it purchases in an Offering.

Additional Investors:An Asset Seller may be issued Interests of such applicable Series as a portion of the total purchase consideration for such Underlying Asset. Any Asset Seller may also purchase a portion of the Interests in a Series beyond such Interests issued as consideration.

Use of Proceeds:The proceeds received by a Series from its respective Offering will be applied in the following order of priority upon the Closing:

(i) “Brokerage Fee”: A fee payable to the BOR equal to 1.00% of the gross proceeds of each Offering as compensation for brokerage services;

(ii) Acquisition Cost of the Underlying Asset: Actual cost of the Underlying Asset paid to the Asset Sellers (which may have occurred prior to the Closing).

The Company will typically acquire Underlying Assets through the following methods:

1)Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of the Offering related to the Series

2)Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing

3)Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset

The Company’s acquisition method for each Underlying Asset is noted in the Master Series Table.

(iii) “Offering Expenses”: In general, these costs include actual legal, accounting, escrow, filing, wire-transfer, compliance costs and custody fees incurred by the Company in connection with an Offering (and excludes ongoing costs described in Operating Expenses (as defined below)), as applicable, paid to legal advisors, brokerage, escrow, underwriters, printing, financial institutions, accounting firms and the Custodian, as the case may be. The custody fee, as of the date hereof, is a fee payable to the Custodian equal to 0.75% of the amount raised through the Offering, but at a minimum $500 per Offering (the “Custody Fee”), as compensation for custody service related to the Interests issued and placed into Custodian brokerage accounts on behalf of the Interest Holders; In the case of each Series notated in the Master Series Table, the Custody Fee will be funded from proceeds of the respective Offering unless otherwise noted.

(iv) “Acquisition Expenses”: These include costs associated with the evaluation, investigation and acquisition of the Underlying Asset, plus any interest accrued on loans made to the Company by the Manager or the Asset Manager, an affiliate of the Manager or Asset Manager, a director, an officer or a third party for funds used to acquire the Underlying Asset or any options in respect of such purchase.  Except as otherwise noted, any such loans to affiliates of the Company accrue interest at the Applicable Federal Rate (as defined in the Internal Revenue Code) and other loans and options accrue as described herein.

(v) “Sourcing Fee”: A fee paid to the Manager as compensation for identifying and managing the acquisition of the Underlying Asset, not to exceed the maximum Sourcing Fee for the applicable Series, as detailed in Master Series Table for each Series.

The Manager or the Asset Manager pays the Offering Expenses and Acquisition Expenses on behalf of each Series and is reimbursed by the Series from the proceeds of a successful Offering.  See “Use of Proceeds” and “Plan of Distribution and Subscription Procedure – Fees and Expenses” sections for further details.

Operating expenses:“Operating Expenses” are costs and expenses, allocated in accordance with the Company’s expense allocation policy (see “Description of the Business – Allocations of Expenses” section), attributable to the activities of each Series including:

•costs incurred in managing the Underlying Asset, including, but not limited to storage, maintenance and transportation costs (other than transportation costs described in Acquisition Expenses);

•costs incurred in preparing any reports and accounts of the Series, including any tax filings and any annual audit of the accounts of the Series (if applicable) or costs payable to any third-party registrar or transfer agent and any reports to be filed with the Commission including periodic reports on Forms 1-K, 1-SA and 1-U;

•any indemnification payments; and

•any and all insurance premiums or expenses in connection with the Underlying Asset, including insurance required for utilization at and transportation of the Underlying Asset to events under Membership Experience Programs (as described in “Description of the Business – Business of the Company”) (excluding any insurance taken out by a corporate sponsor or individual paying to showcase an asset at an event but including, if obtained, directors and officers insurance of the directors and officers of the Manager or the Asset Manager).

The Manager or the Asset Manager has agreed to pay and not be reimbursed for Operating Expenses incurred prior to the Closing with respect to each Offering notated in the Master Series Table. Offerings, for which no Closing has occurred are highlighted in gray in the Master Series Table.

Operating Expenses of a Series incurred post-Closing shall be the responsibility of the applicable Series.  However, if the Operating Expenses of a particular Series exceed the amount of reserves retained by or revenues generated from the applicable Underlying Asset, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to such Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, which shall not be lower than the Applicable Federal Rate (as defined in the Internal Revenue Code), and be entitled to reimbursement of such amount from future revenues generated by the applicable Underlying Asset (an “Operating Expenses Reimbursement Obligation”), or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts.

No Series generated any revenues and we don’t expect any Series to generate any revenue until late 2021, if at all, and expect each Series to incur Operating Expenses Reimbursement Obligations, or for the Manager or the Asset Manager to pay such

Operating Expenses incurred and not seek reimbursement, to the extent such Series does not have sufficient reserves for such expenses.  See discussion of “Description of the Business – Operating Expenses” for additional information.

Further issuance of

Interests: A further issuance of Interests of a Series may be made in the event the Operating Expenses of that Series exceed the income generated from its Underlying Asset and cash reserves of that Series.  This may occur if the Company does not take out sufficient amounts under an Operating Expenses Reimbursement Obligation or if the Manager or the Asset Manager does not pay for such Operating Expenses without seeking reimbursement. See “Dilution” for additional information.

Asset Manager:The Asset Manager is Rally Holdings LLC, a Delaware limited liability company.

Platform:Rally Holdings owns and operates the Rally Rd.™ Platform through which the Interests are sold.

Free Cash Flow: Free Cash Flow for a particular Series equals its net income (as determined under U.S. Generally Accepted Accounting Principles) plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) less any capital expenditures related to its Underlying Asset.  The Manager may maintain Free Cash Flow funds in separate deposit accounts or investment accounts for the benefit of each Series.

Management Fee:As compensation for the services provided by the Asset Manager under the Asset Management Agreement (see “Description of the Business” – “Description of the Asset Management Agreement” for additional information) for each Series, the Asset Manager will be paid a semi-annual fee of up to 50% of any Free Cash Flow generated by a particular Series.  The Management Fee will only become due and payable if there is sufficient Free Cash Flow to distribute as described in Distribution Rights below.  For tax and accounting purposes the Management Fee will be accounted for as an expense on the books of the Series.

Distribution Rights:The Manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to Interest Holders of a Series. Any Free Cash Flow generated by a Series from the utilization of its Underlying Asset shall be applied by that Series in the following order of priority:

•repay any amounts outstanding under Operating Expenses Reimbursement Obligations for that Series, plus accrued interest;

•thereafter to create such reserves for that Series as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses of that Series; and;

•thereafter, no less than 50% (net of corporate income taxes applicable to that Series) by way of distribution to the Interest Holders of that Series, which may include the Asset Sellers of its Underlying Asset or the Manager or any of its affiliates, and;

•up to 50% to the Asset Manager in payment of the Management Fee for that Series.

Timing of Distributions:The Manager may make semi-annual distributions of Free Cash Flow remaining to Interest Holders of a Series, subject to the Manager’s right, in its sole discretion, to withhold distributions, including the Management Fee, to meet anticipated costs and liabilities of such Series.  The Manager may change the timing of potential distributions to a Series in its sole discretion.

Fiduciary Duties:The Manager may not be liable to the Company, any Series or the Investors for errors in judgment or other acts or omissions not amounting to willful misconduct or gross negligence, since provision has been made in the Operating Agreement for exculpation of the Manager. Therefore, Investors have a more limited right of action than they would have absent the limitation in the Operating Agreement.

Indemnification:None of the Rally Entities, nor any of their respective current or former directors, officers, employees, partners, shareholders, members, controlling persons, agents or independent contractors, members of the Advisory Board, nor persons acting at the request of the Company or any Series in certain capacities with respect to other Rally Entities (collectively, the “Indemnified Parties”) will be liable to the Company, any Series or any Interest Holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or a Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

The Company or, where relevant, each Series of the Company (whether offered hereunder or otherwise) will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence. Unless attributable to a specific Series or a specific Underlying Asset, the costs of meeting any indemnification will be allocated pro rata across each Series based on the value of each Underlying Asset.

Transfers:The Manager may refuse a transfer by an Interest Holder of its Interest if such transfer would result in (a) there being more than 2,000 beneficial owners in a Series or more than 500 beneficial owners that are not “accredited investors”, (b) the assets of a Series being deemed plan assets for purposes of ERISA (as described in “Plan of Distribution” – “Investor Suitability Standards”), (c) such Interest Holder holding in excess of 19.9% of a Series, (d) result in a change of U.S. federal income tax treatment of the Company and/or a Series, or (e) the Company, any Series, the Manager, its affiliates, or the Asset Manager being subject to additional regulatory requirements. Furthermore, as the Interests are not registered under the Securities Act of 1933, as amended (the “Securities Act”), transfers of Interests may only be effected pursuant to exemptions under the Securities Act and permitted by applicable state securities laws.  See “Description of Interests Offered – Transfer Restrictions” for more information.

Governing law:To the fullest extent permitted by applicable law, the Company and the Operating Agreement will be governed by Delaware law and any dispute in relation to the Company and the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where Federal law requires that certain claims be brought in Federal courts, as in the case of claims brought under the Securities Exchange Act of 1934, as amended.   Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the Delaware exclusive forum provision set forth in the Operating Agreement will not preclude or contract the scope of exclusive federal or concurrent jurisdiction for actions brought under the Exchange Act or the Securities Act, or the respective rules and regulations promulgated thereunder, or otherwise limit the rights of any Investor to bring any claim under such laws, rules or regulations in any United States federal district court of competent jurisdiction.  If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement, it would be required to do so in the Delaware Court of Chancery to the extent the claim isn’t vested in the exclusive jurisdiction of a court or forum other than the Delaware Court of Chancery, or for which the Delaware Court of Chancery does not have subject matter jurisdiction, or where exclusive jurisdiction is not permitted under applicable law.

RISK FACTORS

The Interests offered hereby are highly speculative in nature, involve a high degree of risk and should be purchased only by persons who can afford to lose their entire investment. There can be no assurance that the Company’s investment objectives will be achieved, that you will earn a return on your investment in Interests or that a secondary market would ever develop for the Interests, whether through the Platform (see “Description of the Business – Liquidity Platform” for additional information), via the Platform, via third party registered broker-dealers or otherwise. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance and/or the value of the Interests. If any of these risks actually occurs, the value of the Interests may be materially adversely affected.  Prospective Investors should obtain their own legal and tax advice prior to making an investment in the Interests and should be aware that an investment in the Interests may be exposed to other risks of an exceptional nature from time to time. The following considerations are among those that should be carefully evaluated before making an investment in the Interests.

Risks relating to the structure, operation and performance of the Company

An investment in an Offering constitutes only an investment in that Series and not in the Company or directly in any Underlying Asset.

An Investor in an Offering will acquire an ownership Interest in the Series of Interests related to that Offering and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) the Manager, (iv) the Asset Manager, (v) the Platform or (vi) directly in the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests.  This results in limited voting rights of the Investor, which are solely related to a particular Series, and are further limited by the Operating Agreement of the Company, described further herein.  Investors will have voting rights only with respect to certain matters, primarily relating to amendments to the Operating Agreement that would adversely change the rights of the Interest Holders and removal of the Manager for “cause”.  The Manager thus retains significant control over the management of the Company and each Series and the Asset Manager thus retains significant control over the Underlying Assets.  Furthermore, because the Interests in a Series do not constitute an investment in the Company as a whole, holders of the Interests in a Series are not expected to receive any economic benefit from, or be subject to the liabilities of, the assets of any other Series.  In addition, the economic Interest of a holder in a Series will not be identical to owning a direct undivided Interest in an Underlying Asset because, among other things, a Series will be required to pay corporate taxes before distributions are made to the holders, and the Asset Manager will receive a fee in respect of its management of the Underlying Asset.

There is currently no trading market for our securities.  An active market in which Investors can resell their Interests may not develop.

Currently no public trading market for any Interests exists, and an active market may not develop or be sustainable.  If an active public or private trading market for our securities do not develop or is not sustainable, it may be difficult or impossible for you to resell your Interests at any price. Although there is a possibility that the Platform (see “Description of the Business – Liquidity Platform” for additional information), which is a discretionary and irregular matching service of a registered broker-dealer, may permit some liquidity, the resulting auction process does not operate like a stock exchange or other traditional trading markets. The Trading Windows (as described in “Description of the Business – Liquidity Platform”) for Interests may occur infrequently, and be open for only short time periods. There can be no assurance that a matching transaction will be found for any given Investor who attempts to purchase or sell an Interest in a Trading Window. Furthermore, there can be no guarantee that the broker will continue to provide these services or that the Company or its Managing Member will pay any fees or other amounts that would be required to maintain that service. Without any such matching service, it may be difficult or impossible for you to dispose of your Interests, and even if there is such a matching service you might not be able to effect a resale through the Platform. Accordingly, you may have no liquidity for your Interests, particularly if the Underlying Asset in respect of that Interest is never sold. Even if a public or private market does develop through the Platform or otherwise, the price of the Interests at which you could sell your Interests might be below the amount you paid for them.

There may be state law restrictions on an Investor’s ability to sell the Interests.

Each state has its own securities laws, often called “Blue Sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration and (2) govern the reporting requirements for brokers and dealers doing business directly or indirectly in the state.  Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration.  Also, the broker or dealer must be registered in that state.  We do not know whether our securities will be registered, or exempt, under the laws of any states.  A determination regarding registration will be made by the broker-dealers, if any, who agree to serve as the market-makers for our Interests.  There may be significant state Blue Sky law restrictions on the ability of Investors to sell, and on purchasers to buy, our Interests.  In addition, Tier 2 of Regulation A limits qualified resales of our Interests to 30% of the aggregate Offering price of a particular Offering.  Investors should consider the resale market for our securities to be limited.  Investors may be unable to resell their securities, or they may be unable to resell them without the significant expense of state registration or qualification, or opinions to our satisfaction that no such registration or qualification is required.

We do not have a significant operating history and, as a result, there is a limited amount of information about us on which to base an investment decision.

The Company and each Series were recently formed in January 2019 and have not generated any revenues and have no operating history upon which prospective Investors may evaluate their performance.  No guarantee can be given that the Company or any Series will achieve their investment objectives, the value of any Underlying Asset will increase or that any Underlying Asset will be successfully monetized.

There can be no guarantee that the Company will reach its funding target from potential Investors with respect to any Series or future proposed Series of Interests.

Due to the start-up nature of the Company and the Manager, there can be no guarantee that the Company will reach its funding target from potential Investors with respect to any Series or future proposed Series of Interests.  In the event the Company does not reach a funding target, it may not be able to achieve its investment objectives by acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them to generate distributions for Investors.  In addition, if the Company is unable to raise funding for additional Series of Interests, this may impact any Investors already holding Interests as they will not see the benefits which arise from economies of scale following the acquisition by other Series of Interests of additional Underlying Assets and other monetization opportunities (e.g., hosting events with the collection of Memorabilia Assets).

There is substantial doubt about our ability to continue as a going concern.

The Company's and each listed Series’ ability to continue as a going concern is dependent upon its ability to generate future profitable operations and/or obtain the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due.

There are few businesses that have pursued a strategy or investment objective similar to the Company’s.

We believe the number of other companies crowdfunding the Asset Class or proposing to run a platform for crowdfunding of Interests in the Asset Class is very limited to date. One business that is affiliated with the Company, has pursued a similar strategy with a different asset class. The Company and the Interests may not gain market acceptance from potential Investors, potential Asset Sellers or service providers within the Asset Class’ industry, including insurance companies, storage facilities or maintenance partners.  This could result in an inability of the Manager to operate the Underlying Assets profitably.  This could impact the issuance of further Series of Interests and additional Underlying Assets being acquired by the Company.  This would further inhibit market acceptance of the Company and if the Company does not acquire any additional Underlying Assets, Investors would not receive any benefits which arise from economies of scale (such as reduction in storage costs as a large number of Underlying Assets are stored at the same facility, group discounts on insurance and the ability to monetize Underlying Assets through Museums or other Membership Experience Programs (as described in “Description of the Business – Business of the Company”) that would require the Company to own a substantial number of Underlying Assets).

Offering amount exceeds value of Underlying Asset.

The size of each Offering will exceed the purchase price of the related Underlying Asset as at the date of such Offering (as the proceeds of the Offering in excess of the purchase price of the Underlying Asset will be used to pay fees, costs and expenses incurred in making the Offering and acquiring the Underlying Asset).  If an Underlying Asset had to be sold and there has not been substantial appreciation of the value of the Underlying Asset prior to such sale, there may not be sufficient proceeds from the sale of the Underlying Asset to repay Investors the amount of their initial investment (after first paying off any liabilities on the Underlying Asset  at the time of the sale including but not limited to any outstanding Operating Expenses Reimbursement Obligation) or any additional profits in excess of this amount.

Excess Operating Expenses could materially and adversely affect the value of Interests and result in dilution to Investors.

Operating Expenses related to a particular Series incurred post-Closing shall be the responsibility of the Series.  However, if the Operating Expenses of a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the particular Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, and be entitled to Operating Expenses Reimbursement Obligations, or (c) cause additional Interests to be issued in such Series in order to cover such additional amounts.

If there is an Operating Expenses Reimbursement Obligation, this reimbursable amount between related parties would be repaid from the Free Cash Flow generated by the applicable Series and could reduce the amount of any future distributions payable to Investors in that Series.  If additional Interests are issued in a particular Series, this would dilute the current value of the Interests of that Series held by existing Investors and the amount of any future distributions payable to such existing Investors.  Further, any additional issuance of Interests of a Series could result in dilution of the holders of that Series.

We are reliant on the Manager and Asset Manager and their respective personnel. Our business and operations could be adversely affected if the Manager or Asset Manager lose key personnel.

The successful operation of the Company (and therefore, the success of the Interests) is in part dependent on the ability of the Manager and the Asset Manager to source, acquire and manage the Underlying Assets and for Rally Holdings to maintain the Platform.  As the Manager and Asset Manager have only been in existence since March 2019 and February 2021, respectively, and are early-stage startup companies, they have no significant operating history. Further, while the Asset Manager will also be the Asset Manager for RSE Collection, LLC, another series limited liability company with a similar business model in the collectible automobile asset class, and thus has some similar management experience, its experience is limited, and it has no experience selecting or managing assets in the Asset Class.

In addition, the success of the Company (and therefore, the Interests) will be highly dependent on the expertise and performance of the Manager and the Asset Manager and their respective teams, the Asset Manager’s expert network and other investment professionals (which may include third parties) to source, acquire and manage the Underlying Assets.  There can be no assurance that these individuals will continue to be associated with the Manager or the Asset Manager.  The loss of the services of one or more of these individuals could have a material and adverse effect on the Underlying Assets and, in particular, their ongoing management and use to support the investment of the Interest Holders.

Furthermore, the success of the Company and the value of the Interests is dependent on there being a critical mass from the market for the Interests and that the Company is able to acquire a number of Underlying Assets in multiple Series of Interests so that the Investors can benefit from economies of scale which arise from holding more than one Underlying Asset (e.g., a reduction in transport costs if a large number of Underlying Assets are transported at the same time).  In the event that the Company is unable to source additional Underlying Assets due to, for example, competition for such Underlying Assets or lack of Underlying Assets available in the marketplace, then this could materially impact the success of the Company and each Series by hindering its ability to acquire additional Underlying Assets through the issuance of further Series of Interests and monetizing them together with the Underlying Assets at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate distributions for Investors.

If the Company’s series limited liability company structure is not respected, then Investors may have to share any liabilities of the Company with all Investors and not just those who hold the same Series of Interests as them.

The Company is structured as a Delaware series limited liability company that issues a separate Series of Interests for each Underlying Asset.  Each Series of Interests will merely be a separate Series and not a separate legal entity.  Under the Delaware Limited Liability Company Act (the “LLC Act”), if certain conditions (as set forth in Section 18-215(b) of the LLC Act) are met, the liability of Investors holding one Series of Interests is segregated from the liability of Investors holding another Series of Interests and the assets of one Series of Interests are not available to satisfy the liabilities of other Series of Interests.  Although this limitation of liability is recognized by the courts of Delaware, there is no guarantee that if challenged in the courts of another U.S. State or a foreign jurisdiction, such courts will uphold a similar interpretation of Delaware corporation law, and in the past certain jurisdictions have not honored such interpretation.  If the Company’s series limited liability company structure is not respected, then Investors may have to share any liabilities of the Company with all Investors and not just those who hold the same Series of Interests as them.  Furthermore, while we intend to maintain separate and distinct records for each Series of Interests and account for them separately and otherwise meet the requirements of the LLC Act, it is possible a court could conclude that the methods used did not satisfy Section 18-215(b) of the LLC Act and thus potentially expose the assets of a Series to the liabilities of another Series of Interests.  The consequence of this is that Investors may have to bear higher than anticipated expenses which would adversely affect the value of their Interests or the likelihood of any distributions being made by a particular Series to its Investors.  In addition, we are not aware of any court case that has tested the limitations on inter-series liability provided by Section 18-215(b) in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one Series of Interests should be applied to meet the liabilities of the other Series of Interests or the liabilities of the Company generally where the assets of such other Series of Interests or of the Company generally are insufficient to meet our liabilities.

For the avoidance of doubt, at the time of this filing, the Company and the Series highlighted in gray in the Master Series Table have not commenced operations, are not capitalized and have no assets or liabilities and no Series will commence operations, be capitalized or have assets and liabilities until such time as a Closing related to such Series has occurred.

If any fees, costs and expenses of the Company are not allocable to a specific Series of Interests, they will be borne proportionately across all of the Series of Interests (which may include future Series of Interests to be issued).  Although the Manager will allocate fees, costs and expenses acting reasonably and in accordance with its allocation policy (see “Description of the Business – Allocations of Expenses” section), there may be situations where it is difficult to allocate fees, costs and expenses to a specific Series of Interests and therefore, there is a risk that a Series of Interests may bear a proportion of the fees, costs and expenses for a service or product for which another Series of Interests received a disproportionately high benefit.

We are currently expanding and improving our information technology systems and use security measures designed to protect our systems against breaches and cyber-attacks.  If these efforts are not successful, our business and operations could be disrupted, our operating results and reputation could be harmed, and the value of the Interests could be materially and adversely affected.

The highly automated nature of the Platform through which potential Investors may acquire or transfer Interests may make it an attractive target and potentially vulnerable to cyber-attacks, computer viruses, physical or electronic break-ins or similar disruptions.  The Platform processes certain confidential information about Investors, the Asset Sellers and the Underlying Assets.  While we intend to take commercially reasonable measures to protect the confidential information and maintain appropriate cybersecurity, the security measures of the Platform, the Company, the Asset Manager, the Manager, or any of their respective service providers could be breached.  Any accidental or willful security breaches or other unauthorized access to the Platform could cause confidential information to be stolen and used for criminal purposes or have other harmful effects.  Security breaches or unauthorized access to confidential information could also expose the Company to liability related to the loss of the information, time-consuming and expensive litigation and negative publicity, or loss of the proprietary nature of the Asset Manager’s, the Manager’s, and the Company’s trade secrets.  If security measures are breached because of third-

party action, employee error, malfeasance or otherwise, or if design flaws in the Platform software are exposed and exploited, the relationships between the Company, Investors, users and the Asset Sellers could be severely damaged, and the Company, the Asset Manager, or the Manager could incur significant liability or have their attention significantly diverted from utilization of the Underlying Assets, which could have a material negative impact on the value of Interests or the potential for distributions to be made on the Interests.

Because techniques used to sabotage or obtain unauthorized access to systems change frequently and generally are not recognized until they are launched against a target, the Company, the third-party hosting used by the Platform and other third-party service providers may be unable to anticipate these techniques or to implement adequate preventative measures.  In addition, federal regulators and many federal and state laws and regulations require companies to notify individuals of data security breaches involving their personal data.  These mandatory disclosures regarding a security breach are costly to implement and often lead to widespread negative publicity, which may cause Investors, the Asset Sellers or service providers within the industry, including insurance companies, to lose confidence in the effectiveness of the secure nature of the Platform.  Any security breach, whether actual or perceived, would harm the reputation of the Asset Manager, the Manager, the Company, and the Platform and the Company could lose Investors and the Asset Sellers.  This would impair the ability of the Company to achieve its objectives of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”).

System limitations or failures could harm our business and may cause the Asset Manager or Manager to intervene into activity on our Platform.

Our business depends in large part on the integrity and performance of the technology, computer and communications systems supporting them. If new systems fail to operate as intended or our existing systems cannot expand to cope with increased demand or otherwise fail to perform, we could experience unanticipated disruptions in service, slower response times and delays in the introduction of new products and services. These consequences could result in service outages, adverse effects on primary issuance or Trading Windows, through the Platform and during Trading Windows (as described in “Description of the Business – Liquidity Platform”), resulting in decreased customer satisfaction and regulatory sanctions.

Our Platform has experienced systems failures and delays in the past and could experience future systems failures and delays. In such cases the Asset Manager has and may in future (along with the Manager) take corrective actions as it reasonably believes are in the best interests of Investors or potential Investors. For example, our technology system has in certain instances over-counted the number of subscriptions made in an initial Offering, when volume of subscriptions has rapidly increased. In these cases, the Asset Manager has confirmed with the Investors to remove the duplicate subscriptions and rather than opening the Offering back up for additional Investors, has purchased the Interests underlying such duplicate subscriptions for its own account at the same terms as all other Investors would purchase such Interests.

If subscription or trading volumes in future increase unexpectedly or other unanticipated events occur, we may need to expand and upgrade our technology, transaction processing systems and network infrastructure. We do not know whether we will be able to accurately project the rate, timing or cost of any volume increases, or expand and upgrade our systems and infrastructure to accommodate any increases in a timely manner.

While we have programs in place to identify and minimize our exposure to vulnerabilities and to share corrective measures with our business partners, we cannot guarantee that such events will not occur in the future. Any system issue that causes an interruption in services, including the Platform, decreases the responsiveness of our services or otherwise affects our services could impair our reputation, damage our brand name and negatively impact our business, financial condition and operating results.

Our Platform is highly technical and may be at a risk to malfunction.

Our Platform is a complex system composed of many interoperating components and incorporates software that is highly complex. Our business is dependent upon our ability to prevent system interruption on our Platform. Our software, including open source software that is incorporated into our code, may now or in the future contain undetected errors, bugs, or vulnerabilities. Some errors in our software code may only be discovered after the code has been released. Bugs in our software, third-party software including open source software that is incorporated into our code, misconfigurations of our systems, and unintended interactions between systems could cause downtime that would impact the availability of our service to Platform users. We have from time to time found defects or errors in our system and may discover additional defects in the future that could result in Platform unavailability or system disruption. In addition, we have experienced outages on our Platform due to circumstances within our control, such as outages due to software limitations. We rely on Amazon Web Services, Inc. (“AWS”) data centers for the operation of our Platform. If the AWS data centers fail, our Platform users may experience down time. If sustained or repeated, any of these outages could reduce the attractiveness of our Platform to Platform users. In addition, our release of new software in the past has inadvertently caused, and may in the future cause, interruptions in the availability or functionality of our Platform. Any errors, bugs, or vulnerabilities discovered in our code or systems after release could result in an interruption in the availability of our Platform or a negative experience for users and Investors and could also result in negative publicity and unfavorable media coverage, damage to our reputation, loss of Platform users, loss of revenue or liability for damages, regulatory inquiries, or other proceedings, any of which could adversely affect our business and financial results.

There can be no guarantee that any liquidity mechanism for secondary sales of Interests will develop on our Platform in the manner described, that registered broker-dealers will desire to facilitate liquidity in the Interests for a level of fees that would be acceptable to Investors or at all, that such Trading Windows will occur with high frequency if at all, that a market-clearing price (e.g., a price at which there is overlap between bid and ask prices) will be established during any Trading Window or that any buy or sell orders will be filled.

We anticipate that liquidity will be limited until sufficient interest has been generated on the Rally Rd. TM Platform, which may never occur (see “Description of the Business – Liquidity Platform” for additional information).  Liquidity for the Interests would in large part depend on the market supply of and demand for Interests during the Trading Window (as described in “Description of the Business – Liquidity Platform”), as well as applicable laws and restrictions under the Company’s Operating Agreement. It is anticipated, however, that such Trading Windows would happen on a recurring basis, although there can be no assurance that Trading Windows will occur on a regular basis or at all. Further, the frequency and duration of any Trading Window would be subject to adjustment by the brokers.

We do not anticipate the use of Manager-owned Interests for liquidity or to facilitate the resale of Interests held by Investors.

Currently, the Manager does not intend to sell any Interests which it holds or may hold prior to the liquidation of an Underlying Asset.  Thus, the Manager does not currently intend to take any action which might provide liquidity or facilitate the resale of Interests held by Investors. Notwithstanding the foregoing, the Manager may from time to time transfer a small number of Interests to unrelated third parties for promotional purposes. Furthermore, the Manager may from time to time decide to sell a portion of Interests it owns in a particular Series through the Platform (see “Description of the Business – Liquidity Platform” for additional information) or in any other manner otherwise permitted under the Company’s Operating Agreement.

Abuse of our advertising or social platforms may harm our reputation or user engagement.

 The Asset Manager provides content or posts ads about the Company and Series through various social media platforms that may be influenced by third parties. Our reputation or user engagement may be negatively affected by activity that is hostile or inappropriate to other people, by users impersonating other people or organizations, by disseminating information about us or to us that may be viewed as misleading or intended to manipulate the opinions of our users, or by the use of the Asset Manager’s products or services, including the Platform, that violates our terms of service or otherwise for objectionable or illegal ends. Preventing these actions may require us to make substantial investments in people and technology and these investments may not be successful, adversely affecting our business.

If we are unable to protect our intellectual property rights, our competitive position could be harmed, or we could be required to incur significant expenses to enforce our rights.

Our ability to compete effectively is dependent in part upon our ability to protect our proprietary technology.  We rely on trademarks, trade secret laws, and confidentiality procedures to protect our intellectual property rights.  There can be no assurance these protections will be available in all cases or will be adequate to prevent our competitors from copying, reverse engineering or otherwise obtaining and using our technology, proprietary rights or products To prevent substantial unauthorized use of our intellectual property rights, it may be necessary to prosecute actions for infringement and/or misappropriation of our proprietary rights against third parties.  Any such action could result in significant costs and diversion of our resources and management’s attention, and there can be no assurance we will be successful in such action.  If we are unable to protect our intellectual property, it could have a material adverse effect on our business and on the value of the Interests.

Our results of operations are likely to continue to be negatively impacted by the coronavirus outbreak.

In December 2019, a novel strain of coronavirus, or COVID-19, was reported to have surfaced in Wuhan, China. COVID-19 has spread to many countries, including the United States, and has been declared to be a pandemic by the World Health Organization. Efforts to contain the spread of COVID-19 have intensified and the U.S., Europe and Asia have implemented severe travel restrictions and social distancing. The impacts of the outbreak are unknown and rapidly evolving. A widespread health crisis has adversely affected and could continue to affect the global economy, resulting in an economic downturn that could negatively impact the value of the Underlying Assets and Investor demand for Offerings and the Asset Class generally.

The continued spread of COVID-19 has also led to severe disruption and volatility in the global capital markets, which could increase our cost of capital and adversely affect our ability to access the capital markets in the future. It is possible that COVID-19 could continue to cause further economic slowdown or recession or cause other unpredictable events, each of which could adversely affect our business, results of operations or financial condition.

The extent to which COVID-19 continues to impact our financial results will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of the COVID-19 outbreak and the actions to contain the outbreak or treat its impact, among others. Moreover, the COVID-19 outbreak has had and may continue to have indeterminable adverse effects on general commercial activity and the world economy, and our business and results of operations could continue to be adversely affected to the extent that COVID-19 or any other pandemic harms the global economy generally.

Actual or threatened epidemics, pandemics, outbreaks, or other public health crises may adversely affect our business.

Our business could be materially and adversely affected by the risks, or the public perception of the risks, related to an epidemic, pandemic, outbreak, or other public health crisis, such as the recent outbreak of novel coronavirus, or COVID-19. The risk, or public perception of the risk, of a pandemic or media coverage of infectious diseases could adversely affect the value of the Underlying Assets and our Investors or prospective Investors financial condition, resulting in reduced demand for the Offerings and the Asset Class generally. Further, such risks could cause a decrease to the attendance of our Membership Experience Programs (as described in “Description of the Business – Business of the Company”), or cause certain of our partners to avoid holding in person events. Moreover, an epidemic, pandemic, outbreak or other public health crisis, such as COVID-19, could cause employees of the Asset Manager, in whom we rely to manage the logistics of our business, including Membership Experience Programs, or on-site employees of partners to avoid any involvement with our Membership Experience Programs, which would adversely affect our ability to hold such events or to adequately staff and manage our businesses.  “Shelter-in-place” or other such orders by governmental entities could also disrupt our operations, if employees who cannot perform their responsibilities from home, are not able to report to work. Risks related to an epidemic, pandemic or other health crisis, such as COVID-19, could also lead to the complete or partial closure of one or more of our facilities or operations of our sourcing partners for the Underlying Assets.

Risks relating to the Offerings

We are offering our Interests pursuant to Tier 2 of Regulation A and we cannot be certain if the reduced disclosure requirements applicable to Tier 2 issuers will make our Interests less attractive to Investors as compared to a traditional initial public offering.

As a Tier 2 issuer, we are subject to scaled disclosure and reporting requirements which may make an investment in our Interests less attractive to Investors who are accustomed to enhanced disclosure and more frequent financial reporting.  The differences between disclosures for Tier 2 issuers versus those for emerging growth companies include, without limitation, only needing to file final semiannual reports as opposed to quarterly reports and far fewer circumstances where a current disclosure would be required.  In addition, given the relative lack of regulatory precedent regarding the recent amendments to Regulation A, there is some regulatory uncertainty in regard to how the Commission or the individual state securities regulators will regulate both the offer and sale of our securities, as well as any ongoing compliance that we may be subject to.  For example, a number of states have yet to determine the types of filings and amount of fees that are required for such an Offering.  If our scaled disclosure and reporting requirements, or regulatory uncertainty regarding Regulation A, reduces the attractiveness of the Interests, we may be unable to raise the funds necessary to fund future Offerings, which could impair our ability to develop a diversified portfolio of Underlying Assets and create economies of scale, which may adversely affect the value of the Interests or the ability to make distributions to Investors.

We are required to periodically assess our internal control over financial reporting and our management has identified a material weakness. If our remediation of such material weakness is not effective, or we identify additional material weaknesses or other adverse findings in the future, we may not be able to report our financial condition or results of operations accurately or timely, which may result in a loss of investor confidence in our financial reports, significant expenses to remediate any internal control deficiencies, and ultimately have an adverse effect on our business or financial condition.

As a Tier 2 issuer, we do not need to provide a report on the effectiveness of our internal controls over financial reporting and are exempt from the auditor attestation requirements concerning any such report so long as we are a Tier 2 issuer. Nevertheless, we periodically assess our internal controls over financial reporting.  If we fail to achieve and maintain an effective internal control environment, we could suffer material misstatements in our financial statements and fail to meet our reporting obligations, which would likely cause investors to lose confidence in our reported financial information. Additionally, ineffective internal control over financial reporting could expose us to increased risk of fraud or misuse of corporate assets and subject us to potential regulatory investigations, civil or criminal sanctions and class action litigation.

If either the Manager or Asset Manager is required to register as a broker-dealer, the Manager or Asset Manager may be required to cease operations and any Series of Interests offered and sold without such proper registration may be subject to a right of rescission.

The sale of membership Interests is being facilitated by the BOR, a broker-dealer registered under the Exchange Act and member of FINRA, which is registered in each state where the offer or sales of the Interests will occur. It is anticipated that Interests will be offered and sold only in states where the BOR is registered as a broker-dealer. For the avoidance of doubt, the BOR will not solicit purchases and will not make any recommendations regarding the Interests. Neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests. If the Asset Manager, or the Manager, neither of which is a registered broker-dealer under the Exchange Act or any state securities laws, has itself engaged in brokerage activities that require registration, including initial sale of the Interests on the Platform and permitting a registered broker-dealer to facilitate resales or other liquidity of the Interests on the Platform (see “Description of the Business - Liquidity Platform” for additional information), the Manager or the Asset Manager may need to stop operating and therefore, the Company would not have an entity managing the Series’ Underlying Assets. In addition, if the Manager or Asset Manager is ultimately found to have engaged in activities requiring registration as “broker-dealer” without either being properly registered as such, there is a risk that any Series of Interests offered and sold while the Manager or Asset Manager was not so registered may be subject to a right of rescission, which may result in the early termination of the Offerings.  We have been made aware by the staff of the Securities and Exchange

Commission (the “SEC Staff”) that certain of our activities may have required such registration, and the matter is under investigation by the SEC Staff.

If the Platform is ultimately found to be a securities exchange or alternative trading system we may be required to cease operating the Platform and such cessation would materially and adversely affect your ability to transfer your Interests.

We have been made aware by the SEC Staff that the Platform (see “Description of the Business – Liquidity Platform”) linked in the Platform may be a securities exchange or alternative trading system under the Exchange Act, and the matter is under investigation by the SEC Staff.  If it is ultimately determined that the Platform is a securities exchange or alternative trading system then we would be required to register as a securities exchange or broker-dealer, either of which would significantly increase the overhead of the Asset Manager and could cause the Asset Manager to wind down the Platform.  Further, if we are ultimately found to be in violation of the Exchange Act due to operation of an unregistered exchange, we could be subject to significant monetary penalties, censure or other actions that may have a material and adverse effect on the Asset Manager and may require it to cease operating the Platform or otherwise be unable to maintain the Platform, which would materially and adversely affect your ability to transfer your Interests.

If we are required to register under the Exchange Act, it would result in significant expense and reporting requirements that would place a burden on the Manager and Asset Manager and may divert attention from management of the Underlying Assets by the Manager and Asset Manager or could cause the Asset Manager to no longer be able to afford to run our business.

The Exchange Act requires issuers with more than $10 million in total assets to register its equity securities under the Exchange Act if its securities are held of record by more than 2,000 persons or 500 persons who are not “accredited investors”.  While our Operating Agreement presently prohibits any transfer that would result in any Series being held of record by more than 2,000 persons or 500 non-“accredited investors,” there can be no guarantee that we will not exceed those limits and the Manager has the ability to unilaterally amend the Operating Agreement to permit holdings that exceed those limits.  Series may have more than 2,000 total Interests, which would make it more likely that there accidentally would be greater than 2,000 beneficial owners of or 500 non- “accredited investors” in that Series.  If we are required to register under the Exchange Act, it would result in significant expense and reporting requirements that would place a burden on the Manager and Asset Manager and may divert attention from management of the Underlying Assets by the Manager and Asset Manager or could cause the Asset Manager to no longer be able to afford to run our business.

If the Company were to be required to register under the Investment Company Act or the Manager or the Asset Manager were to be required to register under the Investment Advisers Act, it could have a material and adverse impact on the results of operations and expenses of each Series and the Manager and the Asset Manager may be forced to liquidate and wind up each Series of Interests or rescind the Offerings for any of the Series or the Offering for any other Series of Interests.

The Company is not registered and will not be registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and neither the Manager nor the Asset Manager is or will be registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”) and the Interests do not have the benefit of the protections of the Investment Company Act or the Investment Advisers Act.  The Company, the Manager and the Asset Manager have taken the position that the Underlying Assets are not “securities” within the meaning of the Investment Company Act or the Investment Advisers Act, and thus the Company’s assets will consist of less than 40% investment securities under the Investment Company Act and the Manager and the Asset Manager are not and will not be advising with respect to securities under the Investment Advisers Act.  This position, however, is based upon applicable case law that is inherently subject to judgments and interpretation.  If the Company were to be required to register under the Investment Company Act or the Manager or the Asset Manager were to be required to register under the Investment Advisers Act, it could have a material and adverse impact on the results of operations and expenses of each Series and the Manager and the Asset Manager may be forced to liquidate and wind up each Series of Interests or rescind the Offerings for any of the Series or the Offering for any other Series of Interests.

Possible Changes in Federal Tax Laws.

The Code (as described in “Material United States Tax Considerations”) is subject to change by Congress, and interpretations of the Code may be modified or affected by judicial decisions, by the Treasury Department through changes in regulations and by the Internal Revenue Service through its audit policy, announcements, and published and private rulings. Although significant changes to the tax laws historically have been given prospective application, no assurance can be given that any changes made in the tax law affecting an investment in any Series of Interests of the Company would be limited to prospective effect. For instance, prior to effectiveness of the Tax Cuts and Jobs Act of 2017, an exchange of the Interests of one Series for another might have been a non-taxable ‘like-kind exchange’ transaction, while transactions now only qualify for that treatment with respect to real property.  Accordingly, the ultimate effect on an Investor’s tax situation may be governed by laws, regulations or interpretations of laws or regulations which have not yet been proposed, passed or made, as the case may be.

Risks Specific to the Industry and the Asset Class

Government regulation specific to alcohol related Underlying Assets.

Alcohol is regulated and can only be sold to individuals of drinking age, over 21 in the United States.

In the United States a three-tiered distribution system gives individual states the ability to regulate how alcohol is sold Alcohol has regulation around who has access to it, who is able to purchase it and how it’s owned.  There are regulatory restrictions around licensed entities and how they transact alcohol. Each state regulates alcohol individually from one another, which creates unique and complex regulatory requirements.

Imported alcohol in most international jurisdictions is subject to importing and export regulations which may include excise tax, customs declarations and extensive administrative requirements. As such, imported alcohol is subject to more regulation and to the rules and regulations in the country or state to which it’s being sold.

Should trade policies between countries change or social perceptions alter, imported alcohol may suffer disproportionately to domestically produced alcohol. Given the complexity of the regulatory environment and the regulated nature of the product, any changes in the regulatory environment have the ability to impact the value or liquidity of alcohol.

We do not currently hold any of the necessary licenses related to alcohol and as such, plan to partner with third parties that are in possession of the necessary licenses, if these were required to run the business, or we may decide not to acquire alcohol related Underlying Assets at all. There can be no guarantee that we will find any third parties with the appropriate licenses to partner with.

The complicated and overlapping systems of regulating alcohol in the United States may adversely impact our ability to either acquire or dispose of an alcohol-related Underlying Asset on a favorable basis.

The United States maintains separate systems at the federal and state levels for the buying, selling and transportation of alcohol. Certain states have restrictions on licensing requirements as well as where and how alcohol can be bought and sold. Most states maintain three tiers of distribution where there is an importer/distributor, a retailer and then the consumer.  In some states the quantity of alcohol that can be purchased directly is limited or non-existent. In other instances, the state maintains the supply of alcohol and how it is sold into the consumer markets.   Further, this three-tiered system is subject to constant change and periodic regulatory challenge.  As such, the complex and fluid nature of the three-tier system could materially and adversely impact our ability to ether obtain alcohol-related Underlying Assets or our ability to divest such Underlying Assets on a favorable basis.

Potential negative changes within the Asset Class.

The Asset Class is subject to various risks, including, but not limited to, currency fluctuations, changes in tax rates, consumer confidence and brand exposure, as well as risks associated with the Asset Class in general, including, but not limited to, economic downturns and other challenges affecting the global economy including the recent COVID-19 pandemic and the availability of desirable Memorabilia Assets. Changes in the Asset Class could have a material and adverse effect upon the Company’s ability to achieve its investment objectives of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate distributions for Investors.

Lack of Diversification.

It is not anticipated that any Series would own assets other than its respective Underlying Asset, plus potential cash reserves for maintenance, storage, insurance and other expenses pertaining to the Underlying Asset and amounts earned by such Series from the monetization of the Underlying Asset.  Investors looking for diversification will have to create their own diversified portfolio by investing in other opportunities in addition to any one Series.

Industry concentration and general downturn in industry.

Given the concentrated nature of the Underlying Assets (i.e., only Memorabilia Assets) any downturn in the Asset Class is likely to impact the value of the Underlying Assets, and consequently the value of the Interests. Popularity within categories of the broader market (e.g. baseball or football) can impact the value of the Underlying Assets within categories of the Asset Class (e.g. baseball cards or football jerseys), and consequently the value of the Interests. The value of such Memorabilia Assets may be impacted if an economic downturn occurs and there is less disposable income for individuals to invest in the Asset Class.  In the event of a downturn in the industry, the value of the Underlying Assets is likely to decrease.

Volatile demand for the assets in the Asset Class.

Volatility of demand for luxury goods, in particular high value Memorabilia Assets, may adversely affect a Series’ ability to achieve its investment purpose.  The Asset Class has been subject to volatility in demand in recent periods, particularly around certain categories of assets and investor tastes (ex. trading cards).  Demand for high value Memorabilia Assets depends to a large extent on general, economic, political, and social conditions in a given market as well as the tastes of the collector community and in the case of sports, the general fan community resulting in changes of which Memorabilia Assets are most sought after.

Volatility in demand may lead to volatility in the value of the Underlying Assets, which may result in further downward price pressure and adversely affect the Company’s ability to achieve its objective of acquiring additional Underlying Assets through the issuance of further Series of Interests and monetizing them at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate distributions for Investors. In addition, the lack of demand may reduce any further issuance of Series of Interests and acquisition of more Underlying Assets, thus limiting the benefits the Investors already holding Series of Interests could receive from there being economies of scale (e.g., cheaper insurance due to a number of Underlying Assets requiring insurance) and other monetization opportunities (e.g., hosting shows with the collection of Memorabilia Assets).  These effects may have a more pronounced impact given the limited number of Underlying Assets held by the Company in the short-term.

We will rely on data from past auction sales and insurance data, among other sources, in determining the value of the Underlying Assets, and have not independently verified the accuracy or completeness of this information.  As such, valuations of the Underlying Assets may be subject to a high degree of uncertainty and risk.

As explained in “Description of the Business”, the Asset Class is difficult to value, and it is hoped the Platform will help create a market by which the Interests (and, indirectly, the Underlying Assets) may be more accurately valued due to the creation of a larger market for the Asset Class than exists from current means.  Until the Platform has created such a market, valuations of the Underlying Assets will be based upon the subjective approach taken by the members of the Manager’s expert network and members of the Advisory Board, valuation experts appointed by the Asset Seller or other data provided by third parties (e.g., auction results and previous sales history).  Due to the lack of third-party valuation reports and potential for one-of-a-kind assets, the value of the Underlying Assets may be more difficult for potential Investors to compare against a market benchmark. Furthermore, if similar assets to the Underlying Assets are created or discovered it could in turn negatively impact the value of the Underlying Assets.  The Manager sources data from past auction sales results and insurance data; however, it may rely on the accuracy of the underlying data without any means of detailed verification.  Consequently, valuations may be uncertain.

Risks relating to the Underlying Assets

The value of the Underlying Assets and, consequently, the value of an Investor’s Interests can go down as well as up.

Valuations are not guarantees of realizable price, do not necessarily represent the price at which the Interests may be sold on the Platform and the value of the Underlying Assets may be materially affected by a number of factors outside the control of the Company, including, any volatility in the economic markets, the condition of the Underlying Assets and physical matters arising from the state of their condition.

Competition in the Asset Class from other business models.

There is potentially significant competition for Underlying Assets in the Asset Class from a wide variety of market participants depending on the actual asset.  While the majority of transactions in which we obtain Underlying Assets continues to be peer-to-peer with very limited public information, other market players such as dealers, trade fares and auction houses may play an increasing role. Furthermore, the presence of corporations such as eBay or Amazon or direct to consumer players in the Asset Class will continue to increase the level of further competition from non-traditional players.

This continually increasing level of competition may impact the liquidity of some or all of the Interests, as liquidity is, among other things, dependent on the Company acquiring attractive and desirable Underlying Assets.  This helps ensure that there is an appetite of potential Investors for the Interests. In addition, there are companies that are developing crowd funding models for other alternative asset classes, such as art or wine, who may decide to enter the Asset Class as well.

Dependence of an Underlying Asset on prior user or association.

The value of a Memorabilia Asset is likely to be connected to its association with, a certain person or group or in connection with certain events (prior to or following the acquisition of the Underlying Asset by the Company). In the event that such person, group or event loses public affection, then this may adversely impact the value of the Memorabilia Asset and therefore, the Series of Interests that relate to such Underlying Asset. For example, San Francisco Giants’ outfielder Barry Bonds was on a career path to becoming a first-ballot Hall of Famer due to his home run records. At the turn of the century his game used memorabilia and cards were at a premium. However, steroid use and a poor public image not only put his Hall of Fame election in doubt but also damaged the value of his memorabilia. The same can also be said for a promising rookie whose career either ends prematurely due to injury or does not meet all the early expectations placed on them. There may be some loss of confidence if the producer of the Underlying Assets had been making false claims of organic or sustainable practices. Any false statements regarding practices of production, including the use of chemicals may negatively impact the value of the Underlying Asset.

Dependence on the brand of the producer of Underlying Assets.

The Underlying Assets of the Company will consist of Memorabilia Assets from a very wide variety of manufacturers, many of which are still in operation today.  The demand for the Underlying Assets, and therefore, each Series of Interests, may be influenced by the general perception of the Underlying Assets that manufacturers are producing today.  In addition, the manufacturers’ business practices may result in the image and value of the Underlying Asset produced by certain manufacturers being damaged.  This in turn may have a negative impact on the Underlying Assets made by such manufacturers and, in particular, the value of the Underlying Assets and, consequently, the value of the Series of Interests that relate to such Underlying Asset. For example, the reputation of a manufacturer of certain sporting equipment that is used by a prominent player may impact the collectability of such equipment. For example, the reputation of an Underlying Asset producer that experiences an acquisition or loss of perceived independence, may impact the collectability of Underlying Assets as part of a larger portfolio. There may also be instances where the production location for the Underlying Assets location may have been affected by climatic or political events that limit the ability to produce the product at the same level

Title, authenticity or infringement claims on an Underlying Asset.

There is no guarantee that an Underlying Asset will be free of any claims regarding title and authenticity (e.g., counterfeit or previously stolen items) even after verification through a third-party authenticator, or that such claims may arise after acquisition of an Underlying Asset by a Series of Interests.  The Company may not have complete ownership history or records for an Underlying Asset.  In the event of a title or authenticity claim against the Company, the Company may not have recourse against the Asset Seller or the benefit of insurance and the value of the Underlying Asset and the Series that relates to that Underlying Asset, may be diminished.  Furthermore, the Company and the Underlying Asset could be adversely affected if a piece of memorabilia, such as a sports card, was found to be created without all appropriate consents, such as consent from the athlete or league.

There are risks associated with reliance on third party authenticators.

While there is no guarantee that an Underlying Asset will be free of fraud, we intend to mitigate this risk by having the item graded or authenticated by a reputable firm. In the event of an authenticity claim against an authenticated item, the Company may have recourse for reimbursement from the authenticator, although there can be no guarantee of the Company’s ability to collect or the authenticator’s ability to pay.

Furthermore, authenticators may occasionally make mistakes by either giving their approval or grade to a counterfeit card or piece of memorabilia. Sometimes this mistake is not uncovered until years later when evidence to the contrary surfaces or updated scientific methods are applied. The Company may not have recourse, if such an event occurs, and the value of the Underlying Asset will likely deteriorate. A piece of an Underlying Asset may also be mislabeled by an authenticator such as giving it the wrong year or attributing it to the wrong person, which may adversely affect its value.

Additionally, it is possible that there are unknown issues with an Underlying Asset that are not immediately apparent but arise at a later date. For example, prior storage and display methodologies for an Underlying Asset might have adverse effects that are only apparent at a later date. Even through the asset undergoes an authentication process, there are still scenarios where these issues may not be apparent at the time of authentication.  Finally, there is reputational risk of the authenticator, which may fall out of favor with collectors, which may impact the value of all items authenticated by the particular authenticator.

Third party liability.

Each Series will assume all of the ownership risks attached to its Underlying Asset, including third party liability risks.  Therefore, a Series may be liable to a third party for any loss or damages incurred by such third party in connection with the Series’ Underlying Asset.  This would be a loss to the Series and, in turn, adversely affect the value of the Series and would negatively impact the ability of the Series to make distributions.

An Underlying Asset may be lost or damaged by causes beyond the Company’s control while being transported or when in storage or on display.  There can be no guarantee that insurance proceeds will be sufficient to pay the full market value of an Underlying Asset which has been damaged or lost which will result in a material and adverse effect in the value of the related Interests.

Any Underlying Asset may be lost or damaged by causes beyond the Company’s control when in storage or on display.  There is also a possibility that an Underlying Asset could be lost or damaged at Membership Experience Programs (as described in “Description of the Business – Business of the Company”).  Any damage to an Underlying Asset or other liability incurred as a result of participation in these programs, including personal injury to participants, could adversely impact the value of the Underlying Asset or adversely increase the liabilities or Operating Expenses of its related Series of Interests.  Further, when an Underlying Asset has been purchased, it will be necessary to transport it to the Asset Manager’s preferred storage location or as required to participate in Membership Experience

Programs.  An Underlying Asset may be lost or damaged in transit, and transportation, insurance or other expenses may be higher than anticipated due to the locations of particular events.

Although we intend for the Underlying Assets to be insured at replacement cost (subject to policy terms and conditions), in the event of any claims against such insurance policies, there can be no guarantee that any losses or costs will be reimbursed, that an Underlying Asset can be replaced on a like-for-like basis or that any insurance proceeds would be sufficient to pay the full market value (after paying for any outstanding liabilities including, but not limited to any outstanding balances under Operating Expenses Reimbursement Obligations), if any, of the Interests.  In the event that damage is caused to an Underlying Asset, this will impact the value of the Underlying Asset, and consequently, the Interests related to the Underlying Asset, as well as the likelihood of any distributions being made by the applicable Series to its Investors.

In addition, at a future date, the Manager may decide to expand the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to include items where individual Investors or independent third parties may be able to become the caretaker of Underlying Assets for a certain period of time for an appropriate fee, assuming that the Manager believes that such models are expected to result in higher overall financial returns for all Investors in any Underlying Assets used in such models.  The feasibility from an insurance, safety, technological and financial perspective of such models has not yet been analyzed but may significantly increase the risk profile and the chance for loss of or damage to any Underlying Asset if utilized in such models.

Insurance of Underlying Assets may not cover all losses which will result in a material and adverse effect in the valuation of the Series related to such damaged Underlying Assets.

Insurance of any Underlying Asset may not cover all losses.  There are certain types of losses, generally of a catastrophic nature, such as earthquakes, floods, hurricanes, terrorism or acts of war that may be uninsurable or not economically insurable. Inflation, environmental considerations and other factors, including terrorism or acts of war, also might make insurance proceeds insufficient to repair or replace an asset if it is damaged or destroyed.  Under such circumstances, the insurance proceeds received might not be adequate to restore a Series’ economic position with respect to its affected Underlying Asset.  Furthermore, the Series related to such affected Underlying Assets would bear the expense of the payment of any deductible.  Any uninsured loss could result in both loss of cash flow from, and a decrease in value of, the affected Underlying Asset and, consequently, the Series that relates to such Underlying Asset.

Forced sale of Underlying Assets.

The Company may be forced to cause its various Series to sell one or more of the Underlying Assets (e.g., upon the bankruptcy of the Manager) and such a sale may occur at an inopportune time or at a lower value than when the Underlying Assets were first acquired or at a lower price than the aggregate of costs, fees and expenses used to purchase the Underlying Assets.  In addition, there may be liabilities related to the Underlying Assets, including, but not limited to Operating Expenses Reimbursement Obligations on the balance sheet of any Series at the time of a forced sale, which would be paid off prior to Investors receiving any distributions from a sale.  In such circumstances, the capital proceeds from any Underlying Asset and, therefore, the return available to Investors of the applicable Series, may be lower than could have been obtained if the Series held the Underlying Asset and sold it at a later date.

Lack of distributions and return of capital.

The revenue of each Series is expected to be derived primarily from the use of its Underlying Asset in Membership Experience Programs (as described in “Description of the Business – Business of the Company”) including “museum” style locations to visit assets and asset sponsorship models.  Membership Experience Programs have not been proven with respect to the Company and there can be no assurance that Membership Experience Programs will generate sufficient proceeds to cover fees, costs and expenses with respect to any Series.  In the event that the revenue generated in any given year does not cover the Operating Expenses of the applicable Series, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) provide a loan to the Series in the form of an Operating Expenses Reimbursement Obligation, on which the Manager or the Asset Manager may impose a reasonable rate of interest, and/or (c) cause additional Interests to be issued in the applicable Series in order to cover such additional amounts.

Any amount paid to the Manager or the Asset Manager in satisfaction of an Operating Expenses Reimbursement Obligation would not be available to Investors as a distribution.  In the event additional Interests in a Series are issued, Investors in such Series would be diluted and would receive a smaller portion of distributions from future Free Cash Flows, if any.  Furthermore, if a Series or the Company is dissolved, there is no guarantee that the proceeds from liquidation will be sufficient to repay the Investors their initial investment or the market value, if any, of the Interests at the time of liquidation.  See “Potentially high storage, maintenance and insurance costs for the Underlying Assets” for further details on the risks of escalating costs and expenses of the Underlying Assets.

Market manipulation or overproduction.

Market manipulation may be a risk with the Asset Class. For example, one trading card manufacturer was caught secretly producing examples of hard to find and valuable cards that were given to its executives. This loss of faith in the company led to a devaluation of the cards involved. Another example is that a modern football and baseball player is issued many uniforms over the course of a season. The more a team issues, the less exclusive said item becomes. Also, many players have exclusive contracts with outlets that sell the players game used uniforms and equipment. There is no way of knowing if a company or player is secretly hoarding items which might be “dumped” in the market at a later date. For certain sub-categories of the Asset Class, such as alcohol, there is a risk that assets similar or comparable to an alcohol related Underlying Asset may have been sold at auction, at retail or on an exchange that sets a valuation that may not accurately represent the market. The traditional auction and private investor for Memorabilia Assets is highly illiquid and dependent on independent brokers and insider relationships.  The pricing inefficiencies caused by the distribution system can afford an opportunity for collectors or third parties to stockpile Memorabilia Assets for eventual sale back into the market.  Sudden changes in supply may impact market pricing of a particular Underlying Asset.

Forgeries or fraudulent Underlying Assets, lack of authentication.

The Asset Class requires a high level of expertise to understand both the basic product as well the formatting and packaging of an item.  Given the materials used for particular Memorabilia Assets, some may be relatively easy to replicate or otherwise forge. In addition, the history of ownership and provenance of a particular Underlying Asset may not be complete. As a result, we are highly reliant on the trusted name of the brand, retailer, authenticator or other conduit to ensure the integrity of the product.

Older vintages of alcohol related Underlying Assets add in another layer of complexity given the lack of transparency, published records and expert knowledge of a particular alcohol related Underlying Asset, vintage or bottle format.  Fraudulent bottles in the industry are often the result of older bottles being reconstituted and sold as an alcohol related Underlying Asset other than what is in the bottle.

Environmental damage could impact the value of an Underlying Asset which will result in a material and adverse effect in the value of the related Interests.

Improper storage may lead to the full or partial destruction of an Underlying Asset. For instance, trading cards, tickets, posters or other paper piece can be destroyed by exposure to water or moisture. Likewise, equipment such as a bat may warp, or a leather glove may grow mold due to exposure to the elements. Autographs that are signed with inferior writing instruments or rendered on an unstable substrate may fade or “bleed,” thereby reducing its value to collectors.

Some of the defects may not be initially visible or apparent, for example moisture in a frame, and may only become visible at a later date, at which point the value of the Underlying Asset and in turn the Series may be impacted.

The Asset Class demands specific requirements for proper long-term storage that take into account temperature, humidity, movement and exposure to sunlight (See “Description of the Business - Facilities” for additional information). For certain sub-categories of the Asset Class, such as alcohol, all of these factors can influence the aromas, aging process and overall integrity of the alcohol related Underlying Assets. Exposure to water, extreme heat or cold can dramatically impact the quality of an alcohol related Underlying Asset, for instance the bottle label can be destroyed by exposure to water or excessive moisture or the cork that maintains the quality and prevents oxygen from entering a bottle can become less reliable if exposed to the wrong environment.

Testing for environmental exposures targets the quality of the enclosure, the label and the bottles.  The alcohol related Underlying Asset can also be tasted for excessive exposure to heat or cold and will be reflected in the quality relative to its age and known provenance.  The chemistry of an alcohol related Underlying Asset can be confirmed in testing but most environment impact testing is subject to expert tasting, unless smoke taint or other chemical exposures are a concern for the product. Specifically, for wine, use of testing methods such as a Coravin, diminishes the value of a bottle of wine by exposing it to outside influences. Similarly, testing methods such as carbon dating, can be expensive relative to the cost of an alcohol related Underlying Asset and therefore could impact both the cash flow and value.

Potentially high storage and insurance costs for the Underlying Assets.

In order to protect and care for the Underlying Assets, the Manager must ensure adequate storage facilities, insurance coverage and, if required, maintenance work.  The cost of care may vary from year to year depending on changes in the insurance rates for covering the Underlying Assets and changes in the cost of storage for the Underlying Assets, and if required, the amount of maintenance performed.  It is anticipated that as the Company acquires more Underlying Assets, the Manager may be able to negotiate a discount on the costs of storage, insurance and maintenance due to economies of scale.  These reductions are dependent on the Company acquiring a number of Underlying Assets and service providers being willing to negotiate volume discounts and, therefore, are not guaranteed.

If costs turn out to be higher than expected, this would impact the value of the Interests related to an Underlying Asset, the amount of distributions made to Investors holding the Interests, on potential proceeds from a sale of the Underlying Asset (if ever), and any capital proceeds returned to Investors after paying for any outstanding liabilities, including, but not limited to any outstanding balances under Operating Expenses Reimbursement Obligation. See “Lack of distributions and return of capital” for further details of the impact of these costs on returns to Investors.

Drinking windows for alcohol related Underlying Assets.

Some alcohol related Underlying Assets, such as bottles of wine or whiskey, are often valued in the open market or at auctions based on the drinking window attributed to it upon release to the market. Drinking windows are essentially a range of years when an alcohol related Underlying Asset will be optimal for drinking.  Drinking windows are highly subjective and are a function of the weather during the production season, the experience of the taster, as well as the environment during the tasting.  Theoretically, a drinking window is applied to an alcohol related Underlying Asset that is stored in ideal conditions and allowed to age in that environment. Variations in storage and the environment an alcohol related Underlying Asset is exposed to can change the accuracy of a drinking window. Drinking windows are reviewed in the course of asset selection to determine relative value, but there can be no guarantee they are accurate or applicable to every alcohol related Underlying Asset. As the drinking window closes, the alcohol, in particular wine, will start to lose the integration of its components including the distinct flavors and floral scents; the color, smell and taste will all reflect the closing of the drinking window.  The color will start to appear brown, the nose will start to lose its characteristics and the flavor will eventually fade to a dusty, musty expression of its former self. A wine of a certain vintage will eventually become undrinkable , which will likely materially and adversely effect the value of an alcohol related Underlying Asset of such a vintage.

Risks related to the Coravin testing method for alcohol related Underlying Assets.

Collectors, wine retailers, restaurants, producers and distributers have broadly adopted the use of the Coravin wine tasting system. The Coravin wine tasting and preservation system uses a medical grade needle to inject Argon gas into a cork that then allows for a sample of wine to be removed from the bottle without exposing it to excessive oxygen by not having to open it at all. Coravin is generally used commercially for tasting wines and preserving the longevity of the bottle by consumers and enterprises, however the use of a Coravin diminishes the value of the bottle by exposing it to outside influences.  There have been instances at auctions where bottles that have been exposed to a Coravin are viewed as less valuable as the enclosure has been compromised and wine will have been removed from the bottle. Every effort will be made to avoid acquiring an alcohol related Underlying Assets which has been exposed to a Coravin, but there can be no guarantees that an alcohol related Underlying Asset has not been exposed.

General sentiment of underlying fan base.

This is particularly prominent in sports memorabilia, but also holds true for memorabilia categories such as movie franchises, musicians, and others.

By example, leagues such as the NBA, MLB, NHL and NFL have a long and reputable fan base. However, events, such as player strikes, general public appeal of a league or a particular sport, may have an impact on the associated Underlying Assets. For instance, the NHL strike of 1994-1995 caused a loss of fan interest. Upstart leagues such as the USFL in football may cause an early interest in memorabilia from that league but may lose interest from lack of success.

Similarly, various forms of Memorabilia Assets go in and out of favor with collectors. For example, there was a renewed interest in soccer within the United States after the U.S. team won the Women’s World Cup in 2012. When there were no further victories on the same scale, the value of and interest in women’s soccer memorabilia generally returned to previous levels.

Underlying Assets may not be held long term

The Company intends to cause each Series to hold its respective Underlying Asset for an extended period but may receive offers to purchase the Series’ Underlying Asset in its entirety. If the Advisory Board deems the sale to be generally beneficial to the majority of shareholders, the Underlying Asset would be sold, exited from the Platform with proceeds of the sale distributed to its Series’ Interest Holders, as was the case for Series #71ALI Interests. Even though the Advisory Board deems the sale to be generally beneficial to the majority of shareholders, there might be unique circumstances where not all shareholders align with the Advisory Board’s decision.

Risks Related to Ownership of our Interests

Lack of voting rights.

The Manager has a unilateral ability to amend the Operating Agreement and the allocation policy in certain circumstances without the consent of the Investors.  The Investors only have limited voting rights in respect of the Series of Interests.  Investors will therefore be subject to any amendments the Manager makes (if any) to the Operating Agreement and allocation policy and also any decision it takes in respect of the Company and the applicable Series, which the Investors do not get a right to vote upon. Investors may not necessarily agree with such amendments or decisions and such amendments or decisions may not be in the best interests of all of the Investors as a whole but only a limited number.

Furthermore, the Manager can only be removed as Manager of the Company and each Series in very limited circumstances, following a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with the Company or a Series of Interests. Investors would therefore not be able to remove the Manager merely because they did not agree, for example, with how the Manager was operating an Underlying Asset.

The Offering price for the Interests determined by us may not necessarily bear any relationship to established valuation criteria such as earnings, book value or assets that may be agreed to between purchasers and sellers in private transactions or that may prevail in the market if and when our Interests can be traded publicly.

The price of the Interests is a derivative result of our negotiations with Asset Sellers based upon various factors including prevailing market conditions, our future prospects and our capital structure, as well as certain expenses incurred in connection with the Offering and the acquisition of each Underlying Asset.  These prices do not necessarily accurately reflect the actual value of the Interests or the price that may be realized upon disposition of the Interests.

If a market ever develops for the Interests, the market price and trading volume of our Interests may be volatile.

If a market develops for the Interests, through the Platform (see “Description of the Business – Liquidity Platform” for additional information) or otherwise, the market price of the Interests could fluctuate significantly for many reasons, including reasons unrelated to our performance, any Underlying Asset or any Series, such as reports by industry analysts, Investor perceptions, or announcements by our competitors regarding their own performance, as well as general economic and industry conditions.  For example, to the extent that other companies, whether large or small, within our industry experience declines in their share price, the value of Interests may decline as well.

In addition, fluctuations in operating results of a particular Series or the failure of operating results to meet the expectations of Investors may negatively impact the price of our securities.  Operating results may fluctuate in the future due to a variety of factors that could negatively affect revenues or expenses in any particular reporting period, including vulnerability of our business to a general economic downturn; changes in the laws that affect our operations; competition; compensation related expenses; application of accounting standards; seasonality; and our ability to obtain and maintain all necessary government certifications or licenses to conduct our business.

Funds from purchasers accompanying subscriptions for the Interests will not accrue interest while in escrow.

The funds paid by a subscriber for Interests will be held in a non-interest-bearing escrow account until the admission of the subscriber as an Investor in the applicable Series, if such subscription is accepted. Purchasers will not have the use of such funds or receive interest thereon pending the completion of the Offering. No subscriptions will be accepted, and no Interests will be sold unless valid subscriptions for the Offering are received and accepted prior to the termination of the applicable Offering Period. It is also anticipated that subscriptions will not be accepted from prospective Investors located in states where the BOR is not registered as a broker-dealer. If we terminate an Offering prior to accepting a subscriber’s subscription, escrowed funds will be returned promptly, without interest or deduction, to the proposed Investor.

Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where Federal law requires that certain claims be brought in Federal courts.  Our Operating Agreement, to the fullest extent permitted by applicable law, provides for Investors to waive their right to a jury trial.

Each Investor will covenant and agree not to bring any claim in any venue other than the Court of Chancery of the State of Delaware, or if required by Federal law, a Federal court of the United States, as in the case of claims brought under the Securities Exchange Act of 1934, as amended. Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provision will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.  Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provisions will not apply to suits brought to enforce any duty or liability created by the Securities Act or any other claim for which the federal and state courts have concurrent jurisdiction, and Investors will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.

If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement and such claim was governed by state law, it would have to bring such claim in the Delaware Court of Chancery. Our Operating Agreement, to the fullest extent permitted by applicable law and subject to limited exceptions, provides for Investors to consent to exclusive jurisdiction to Delaware Court of Chancery and for a waiver of the right to a trial by jury, if such waiver is allowed by the court where the claim is brought.

If we opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable based on the facts and circumstances of that case in accordance with the applicable state and federal law. To our knowledge, the enforceability of a contractual pre-dispute jury trial waiver in connection with claims arising under the federal securities laws has not been finally adjudicated by the United States Supreme Court. However, we believe that a contractual pre-dispute jury trial waiver provision is generally enforceable, including under the laws of the Delaware, which govern our Operating Agreement, by a federal or state court in the State of Delaware, which has exclusive jurisdiction over matters arising under the Operating Agreement. In determining whether to enforce a contractual pre-dispute jury trial waiver provision, courts will generally consider whether a party knowingly, intelligently and voluntarily waived the right to a jury trial.

We believe that this is the case with respect to our Operating Agreement and our Interests. It is advisable that you consult legal counsel regarding the jury waiver provision before entering into the Operating Agreement.  Nevertheless, if this jury trial waiver provision is not permitted by applicable law, an action could proceed under the terms of the Operating Agreement with a jury trial. No condition, stipulation or provision of the Operating Agreement or our Interests serves as a waiver by any Investor or beneficial owner of our Interests or by us of compliance with the U.S. federal securities laws and the rules and regulations promulgated thereunder. Additionally, the Company does not believe that claims under the federal securities laws shall be subject to the jury trial waiver provision, and the Company believes that the provision does not impact the rights of any Investor or beneficial owner of our Interests to bring claims under the federal securities laws or the rules and regulations thereunder.

These provisions may have the effect of limiting the ability of Investors to bring a legal claim against us due to geographic limitations and may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us. Furthermore, waiver of a trial by jury may disadvantage an Investor to the extent a judge might be less likely than a jury to resolve an action in the Investor’s favor. Further, if a court were to find this exclusive forum provision inapplicable to, or unenforceable in respect of, an action or proceeding against us, then we may incur additional costs associated with resolving these matters in other jurisdictions, which could materially and adversely affect our business and financial condition.

POTENTIAL CONFLICTS OF INTEREST

We have identified the following conflicts of interest that may arise in connection with the Interests, in particular, in relation to the Company, the Asset Manager, the Manager and the Underlying Assets.  The conflicts of interest described in this section should not be considered as an exhaustive list of the conflicts of interest that prospective Investors should consider before investing in the Interests.

Our Operating Agreement contains provisions that reduce or eliminate duties (including fiduciary duties) of the Manager.

Our Operating Agreement provides that the Manager, in exercising its rights in its capacity as the Manager, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting us or any of our Investors and will not be subject to any different standards imposed by our Operating Agreement, the Delaware Limited Liability Company Act or under any other law, rule or regulation or in equity.  These modifications of fiduciary duties are expressly permitted by Delaware law.

We do not have a conflicts of interest policy.

The Company, the Manager and their affiliates will try to balance the Company’s interests with their own.  However, to the extent that such parties take actions that are more favorable to other entities than the Company, these actions could have a negative impact on the Company’s financial performance and, consequently, on distributions to Investors and the value of the Interests.  The Company has not adopted, and does not intend to adopt in the future, either a conflicts of interest policy or a conflicts resolution policy.

Payments from the Company to the Manager, the Asset Manager and their respective employees or affiliates.

The Manager and the Asset Manager will engage with, on behalf of the Company, a number of brokers, dealers, Asset Sellers, insurance companies, storage and maintenance providers and other service providers and thus may receive in-kind discounts, for example, free shipping or servicing.  In such circumstances, it is likely that these in-kind discounts may be retained for the benefit of the Manager or the Asset Manager and not the Company or may apply disproportionately to other Series of Interests.  The Manager or the Asset Manager may be incentivized to choose a broker, dealer or Asset Seller based on the benefits they are to receive, or all Series of Interests collectively are to receive rather than that which is best for a particular Series of Interests.

Members of the expert network and the Advisory Board are often dealers and brokers within the Asset Class themselves and therefore will be incentivized to sell the Company their own Underlying Assets at potentially inflated market prices. In certain cases, a member of the Advisory Board could be the Asset Seller and could receive an identification fee for originally locating the asset.

An Asset Seller may be issued Interests in a Series as part of total purchase consideration to the Asset Seller and in such circumstances the Asset Seller may benefit from the Manager’s advice, along with the potential for returns without incurring fees to manage the asset.

Members of the expert network and the Advisory Board may also be Investors, in particular, if they are holding Interests acquired as part of a sale of an Underlying Asset (i.e., as they were the Investor).  They may therefore promote their own self-interests when providing advice to the Manager or the Asset Manager regarding an Underlying Asset (e.g., by encouraging the liquidation of such Underlying Asset so they can receive a return in their capacity as an Investor).

In the event that the Operating Expenses exceed the revenue from an Underlying Asset and any cash reserves, the Manager has the option to cause the Series to incur an Operating Expenses Reimbursement Obligation to cover such excess.  As interest may be payable on such loan, the Manager may be incentivized to cause the Series to which the Underlying Asset relates, to incur an Operating Expenses Reimbursement Obligation to pay Operating Expenses rather than look elsewhere for additional sources of income or to repay any outstanding Operating Expenses

Reimbursement Obligation as soon as possible rather than make distributions to Investors.  The Manager may also choose to issue additional Interests to pay for Operating Expenses instead of causing the Company to incur an Operating Expenses Reimbursement Obligation, even if any interest payable by a particular Series on any Operating Expenses Reimbursement Obligation may be economically more beneficial to Interest Holders of that Series than the dilution incurred from the issuance of additional Interests.

The Manager determines the timing and amount of distributions made to Investors from Free Cash Flow of a particular Series. As a consequence, the Manager also determines the timing and amount of payments made to the Asset Manager, since payments to the Asset Manager are only made if distributions of Free Cash Flow are made to the Investors. Since an affiliate of the Manager has been appointed the Asset Manager, the Manager may thus be incentivized to make distributions of Free Cash Flow more frequently and in greater quantities rather than leaving excess Free Cash Flow on the balance sheet of a particular Series to cover future Operating Expenses, which may be more beneficial to a particular Series.

Potential future brokerage activity.

The Asset Manager or an affiliate may, in the future, register with the Commission as a broker-dealer in order to be able to facilitate liquidity in the Interests via the Platform.  The Asset Manager, or its affiliate, may be entitled to receive fees based on volume of trading and volatility of the Interests on the Platform and such fees may be in excess of what Rally Holdings receives as the Asset Manager, via the Management Fee, or the appreciation in the Interests it holds in each Series of Interests.  Although an increased volume of trading and volatility will benefit Investors as it will assist in creating a market for those wishing to transfer their Interests, there is the potential that there is a divergence of interests between the Asset Manager and those Investors, for instance, if an Underlying Asset does not appreciate in value, this will impact the price of the Interests, but may not adversely affect the profitability related to the brokerage activities of the Asset Manager or its affiliate (i.e., the Asset Manager or its affiliate would collect brokerage fees whether the price of the Underlying Asset increases or decreases).

Ownership of multiple Series of Interests.

The Manager or its affiliates will acquire Interests in each Series of Interests for their own accounts. While the Manager or its affiliates do not currently intend to transfer these Interests prior to the liquidation of an Underlying Asset, in the future, they may, from time to time, transfer these Interests, either directly or through brokers, via the Platform or otherwise, subject to the restrictions of applicable securities laws and filing any necessary amendment to this Offering Circular. Depending on the timing of the transfers, this could impact the Interests held by the Investors (e.g., driving price down because of supply and demand and over availability of Interests).  This ownership in each of the Series of Interests may result in a conflict of interest between the Manager or its affiliates and the Investors who only hold one or certain Series of Interests (e.g., the Manager or its affiliates, once registered as a broker-dealer with the Commission, may disproportionately market or promote a certain Series of Interests, in particular, where they are a significant owner, so that there will be more demand and an increase in the price of such Series of Interests).

Allocations of income and expenses as between Series of Interests.

The Manager may appoint a service provider to service the entire collection of the Underlying Assets (e.g., for insurance, storage, maintenance or media material creation).  Although appointing one service provider may reduce cost due to economies of scale, such service provider may not necessarily be the most appropriate for a particular Underlying Asset (e.g., it may have more experience in servicing a certain class of memorabilia even though the Company will own many different kinds of memorabilia). In such circumstances, the Manager would be conflicted from acting in the best interests of the Underlying Assets as a whole or those of one particular Underlying Asset.

There may be situations when it is challenging or impossible to accurately allocate income, costs and expenses to a specific Series of Interests and certain Series of Interests may get a disproportionate percentage of the cost or income, as applicable.  In such circumstances, the Manager would be conflicted from acting in the best interests of the Company as a whole or the individual Series.  While we presently intend to allocate expenses as described in “Description of the Business – Allocations of Expenses,” the Manager has the right to change this allocation policy at any time without further notice to Investors.

Conflicting interests of the Manager, the Asset Manager and the Investors.

The Manager or its affiliates are obligated to purchase a minimum of 1% of Interests of all Offerings, at the same terms as all other Investors. However, the Manager may, in its sole discretion, acquire additional Interests, at the same terms as all other Investors.  If there is a lack of demand for Interests in a particular Series during such Series’ initial Offering, the Manager in its sole discretion may acquire additional Interests (at the same terms as all other Investors) in order for an Offering for such Series of Interests to have a Closing. The Manager or its affiliates have in the past “topped-off” an Offering of Series of Interests, such that a Closing with regards to such Offering could occur. The Manager will engage in such activity in the future if it reasonably believes at such time this to be in the best interests of Investors or potential Investors. Such activity may result in a reduced level of liquidity in the secondary trading market for any Series in which it makes such a decision.

The Manager, the Asset Manager or the Platform may receive sponsorship from Memorabilia Asset service providers to assist with the servicing of certain Underlying Assets.  In the event that sponsorship is not obtained for the servicing of an Underlying Asset, the Investors who hold Interests connected to the Underlying Asset requiring servicing would bear the cost of the fees.  The Manager or the Asset Manager may in these circumstances, decide to carry out a different standard of service on the Underlying Asset to preserve the expenses which arise to the Investors and therefore, the amount of Management Fee the Asset Manager receives.  The Manager or the Asset Manager may also choose to use certain service providers because they get benefits from giving them business, which do not accrue to the Investors.

The Manager will determine whether or not to liquidate a particular Underlying Asset, should an offer to acquire the whole Underlying Asset be received.  As the Asset Manager or an affiliate, once registered as a broker-dealer with the Commission, will receive fees on the trading volume in the Interests connected with an Underlying Asset, they may be incentivized not to realize such Underlying Assets even though Investors may prefer to receive the gains from any appreciation in value of such Underlying Asset.  Furthermore, when determining to liquidate an Underlying Asset, the Manager will do so considering all of the circumstances at the time, this may include obtaining a price for an Underlying Asset that is in the best interests of a substantial majority but not all of the Investors.

The Manager may be incentivized to use more popular Memorabilia Assets at Membership Experience Programs (as described in “Description of the Business – Business of the Company”) as this may generate higher Free Cash Flow to be distributed to the Asset Manager, an affiliate of the Manager, and Investors in the Series associated with that particular Underlying Asset.  This may lead certain Underlying Assets to generate lower distributions than the Underlying Assets of other Series of Interests.  The use of Underlying Assets at the Membership Experience Programs could increase the risk of the Underlying Asset getting damaged and could impact the value of the Underlying Asset and, as a result, the value of the related Series of Interests.  The Manager may therefore be conflicted when determining whether to use the Underlying Assets at the Membership Experience Programs (as described in “Description of the Business – Business of the Company”) to generate revenue or limit the potential of damage being caused to them.  Furthermore, the Manager may be incentivized to utilize Memorabilia Assets that help popularize the Interests via the Platform or general participation or membership in the Platform, which means of utilization may not generate as much immediate returns as other potential utilization methods.

The Manager has the ability to unilaterally amend the Operating Agreement and allocation policy.  As the Manager is party, or subject, to these documents, it may be incentivized to amend them in a manner that is beneficial to it as Manager of the Company or any Series or may amend it in a way that is not beneficial for all Investors.  In addition, the Operating Agreement seeks to limit the fiduciary duties that the Manager owes to its Investors.  Therefore, the Manager is permitted to act in its own best interests rather than the best interests of the Investors.  See “Description of the Interests Offered” for more information.

Manager’s Fees and Compensation

None of the compensation set forth under “Compensation of the Manager” was determined by arms’ length negotiations. Investors must rely upon the duties of the Manager of good faith and fair dealing to protect their interests, as qualified by the Operating Agreement. While the Manager believes that the consideration is fair for the work being performed, there can be no assurance made that the compensation payable to the Manager will reflect the true market value of its services.

Fees for arranging events or monetization in addition to the Management Fee.

As the Manager or its affiliates will acquire a percentage of each Series of Interests, it may be incentivized to attempt to generate more earnings with those Underlying Assets owned by those Series of Interests in which it holds a higher stake.

Any profits generated from the Platform (e.g., through advertising) and from issuing additional Interests in Underlying Assets on the Platform will be for the benefit of the Manager and Asset Manager (e.g. more Sourcing Fees).  In order to increase its revenue stream, the Manager may therefore be incentivized to issue additional Series of Interests and acquire more Underlying Assets rather than focus on monetizing any Underlying Assets already held by existing Series of Interests.

Conflicts between the Advisory Board and the Company.

The Operating Agreement of the Company provides that the resolution of any conflict of interest approved by the Advisory Board shall be deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  As part of the remuneration package for Advisory Board members, they may receive an ownership stake in the Manager.  This may incentivize the Advisory Board members to make decisions in relation to the Underlying Assets that benefit the Manager rather than the Company.

As a number of the Advisory Board members are in the Memorabilia Asset industry, they may seek to sell Underlying Assets to, acquire Underlying Assets from, or service Underlying Assets owed by, the Company.

The Rally Entities and their respective affiliates do not have separate counsel.

The counsel of the Company (“Legal Counsel”) is also counsel to the Rally Entities, which include other series LLC entities of Rally Holdings and other Series of Interests.  Because Legal Counsel represents both the Company and the Rally Entities, certain conflicts of interest exist and may arise.  To the extent that an irreconcilable conflict develops between the Company and any of the Rally Entities, Legal Counsel may represent the Rally Entities and not the Company or the Series.  Legal Counsel may, in the future, render services to the Company or the Rally Entities with respect to activities relating to the Company as well as other unrelated activities.  Legal counsel is not representing any prospective Investors of any Series of Interests in connection with any Offering and will not be representing the members of the Company other than the Manager and Rally Holdings, although the prospective Investors may rely on the opinion of legality of Legal Counsel provided at Exhibit 12.1.  Prospective Investors are advised to consult their own independent counsel with respect to the other legal and tax implications of an investment in any Series.

Our affiliates’ interests in other Rally Entities.

The officers and directors of Rally Holdings, which is the sole member of the Manager and serves as the Asset Manager for the Company, are also officers and directors and/or key professionals of other Rally Entities. These persons have legal obligations with respect to those entities that are similar to their obligations to us. As a result of their interests in other Rally Entities, their obligations to other Investors and the fact that they engage in and will continue to engage in other business activities on behalf of themselves and others, they will face conflicts of interest in allocating their time among us and other Rally Entities and other business activities in which they are involved. Rally Holdings currently serves as the Asset Manager for multiple entities with similar strategies, including RSE Collection, LLC, another series limited liability company with a similar business in the collectible automobile asset class, which commenced principal operations in 2017. These separate entities all require the time and consideration of Rally Holdings and affiliates, potentially resulting in an unequal division of resources to all Rally Entities. However, we believe that Rally Holdings have sufficient professionals to fully discharge their responsibilities to the Rally Entities for which they work.

DILUTION

Dilution means a reduction in value, control or earnings of the Interests the Investor owns.  There will be no dilution to any Investors associated with any Offering.  However, from time to time, additional Interests in the Series offered under this Offering Circular may be issued in order to raise capital to cover the applicable Series’ ongoing Operating Expenses.  See “Description of the Business – Operating Expenses” for further details.

The Manager or its affiliates must acquire a minimum of 1% of the Interests in connection with any Offering, however, the Manager, in its sole discretion, may acquire greater than 1% of the Interests in any Offering. In all circumstance, the Manager or its affiliated purchaser will pay the price per share offered to all other potential Investors hereunder.

USE OF PROCEEDS – SERIES #GIANNIS2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #GIANNIS2 Asset Cost (1)	$360,000	86.75%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.07%
	Brokerage Fee	$4,150	1.00%
	Offering Expenses (2)	$3,113	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$2,453	0.59%
	Marketing Materials	$200	0.05%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$44,784	10.79%
	Total Fees and Expenses	$54,700	13.18%
	Total Proceeds	$415,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.255 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/10/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$360,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$2,653

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2013 NATIONAL TREASURES GIANNIS ANTETOKOUNMPO ROOKIE CARD

Investment Overview

•Upon completion of the Series #GIANNIS2 Offering, Series #GIANNIS2 will purchase a 2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5 for Series #GIANNIS2 (The “Series 2013 National Treasures Giannis Antetokounmpo Rookie Card” or the “Underlying Asset” with respect to Series #GIANNIS2, as applicable), the specifications of which are set forth below.

•Giannis Antetokounmpo is a professional basketball player who currently plays for the Milwaukee Bucks. Currently playing in his eighth professional season in 2020-21, Antetokounmpo has won two NBA MVP trophies and is widely considered one of the top young players in the NBA.

•The Panini Group was founded in 1961 in Modena, Italy and has grown to have subsidiaries around the world specializing in sticker and trading card collectibles as well as magazines, comic books, manga, and graphic novels.

•The Underlying Asset is a 2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5.

Asset Description

Overview & Authentication

•Panini has been the exclusive publisher of NBA cards since the 2009-10 season.

•Giannis Antetokounmpo was born on December 6, 1994 in Athens, Greece.

•Antetokounmpo’s parents immigrated to Greece from Nigeria. As a child, Antetokounmpo recalls selling trinkets like watches, DVDs, and CDs on the streets to help his family make a living.

•The Milwaukee Bucks drafted Antetokounmpo with the 15th overall pick in the 2013 NBA Draft.

•On October 30, 2013 Antetokounmpo made his NBA debut at the age of 18. He only played 4:43 and scored a single point at Madison Square Garden against the Knicks.

•During Antetokounmpo’s rookie season in 2013-14, he played 77 games for the Milwaukee Bucks, mostly coming off of the bench (starting 23 games). He averaged 6.8 points, 4.4 rebounds, .8 blocks, and 1.9 assists per game.

•Since his rookie year, Antetokounmpo improved his Points Per Game (PPG) each season until 2019-20. He averaged 6.8 PPG in 2013-14, 12.7 in 2014-15, 16.9 in 2015-16, 22.9 in 2016-17, 26.9 in 2017-18, 27.7 in 2018-19, and 29.5 in 2019-20.

•In 2016-17, Antetokounmpo received the award for the Most Improved Player.

•Antetokounmpo was awarded consecutive MVP Awards for the 2018-19 and 2019-20 seasons.

•In December 2020, Antetokounmpo signed the largest contract in NBA history, a five-year contract extension with the Bucks worth over $228 million.

•Antetokounmpo was 6’8.5’’ at the time of his draft and grew to 6’11’’ by the end of the season, a 2.5-inch growth spurt. His wingspan is also four inches longer than his height, and his 12-inch hands are about 4.5 inches longer than those of the average adult male.

•Antetokounmpo’s athleticism and body-type has earned him the nickname “The Greek Freak”.

•The Underlying Asset has been issued a grade of GEM MINT 9.5 by Beckett Grading Services (BGS) with Certification No. 0010669633.

Notable Features

•The Underlying Asset is a 2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card graded BGS GEM MINT 9.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 9.5, Corners: 9.5, Edges: 9.0, Surface: 9.5.

•The Underlying Asset is 1 of 16 2013 Panini National Treasures #130 Giannis Antetokounmpo Signed Jersey Patch Rookie Card examples graded BGS 9.5 with 0 graded higher.

•The Underlying Asset comes from a print-run of 99.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 2013 National Treasures Giannis Antetokounmpo Rookie Card
Sport	Basketball
Professional League	NBA
Player / Number	Giannis Antetokounmpo / 34
Team	Milwaukee Bucks
Year / Season	2013
Memorabilia Type	Trading Card
Manufacturer	Panini S.p.A.
Print-run	/99
Rarity	1 of 16 (BGS 9.5)
Number in Set	#130
Authentication	Beckett Grading Services (BGS)
Grade	9.5
Grade (Centering)	9.5
Grade (Corners)	9.5
Grade (Edges)	9.0
Grade (Surface)	9.5
Grade (Autograph)	10
Certification No.	0010669633

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2013 National Treasures Giannis Antetokounmpo Rookie Card going forward.

USE OF PROCEEDS – SERIES #99MJRETRO

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #99MJRETRO Asset Cost (1)	$43,200	86.40%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.60%
	Brokerage Fee	$500	1.00%
	Offering Expenses (2)	$500	1.00%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$294	0.59%
	Marketing Materials	$200	0.40%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,006	10.01%
	Total Fees and Expenses	$6,500	13.00%
	Total Proceeds	$50,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.256 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/10/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$43,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$494

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1999 UPPER DECK RETRO MICHAEL JORDAN CARD

Investment Overview

•Upon completion of the Series #99MJRETRO Offering, Series #99MJRETRO will purchase a 1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9 for Series #99MJRETRO (The “Series 1999 Upper Deck Retro Michael Jordan Card” or the “Underlying Asset” with respect to Series #99MJRETRO, as applicable), the specifications of which are set forth below.

•Michael Jordan debuted with the Bulls in the 1984-1985 season and played with the team until the end of the 1993-1994 NBA season during which time he led the Bulls to three NBA Championships. Jordan then retired from basketball to play Minor League Baseball. He then came out of retirement and returned to the Bulls from 1995 – 1998, leading the team to another three additional NBA Championships, before retiring for the second time. He came out of retirement again and played for the Washington Wizards from 2001 to 2003, until the end of his NBA career.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•The Underlying Asset is a 1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9.

Asset Description

Overview & Authentication

•In 1990, The Upper Deck Company, LLC. became the first trading card company to include autographed insert cards in their trading card sets.

•In 1996, The Upper Deck Company, LLC introduced game-used jersey swatches embedded in trading cards.

•Michael Jordan was born on February 17, 1963 in Brooklyn, New York.

•Jordan hit the game-winning jumper to lead UNC to an NCAA Championship on March 29, 1982 against Georgetown.

•Jordan led Team USA to an Olympic gold medal in Los Angeles at the 1984 Olympics on August 10.

•Jordan was chosen by the Chicago Bulls with the 3rd pick in the 1984 NBA Draft.

•Jordan made his NBA debut on October 26, 1984 at the age of 21.

•In 1984 Michael Jordan partnered with Nike to launch the Jordan Brand. Jordan wore the first iteration of Nike shoes made under his eponymous brand during his rookie season, the ‘Air Jordan I.’

•Over the course of his fifteen-year career, Jordan was named to 14 All Star Teams, 11 All-NBA Teams, and 9 All-Defensive Teams.

•Jordan was a 10-time Scoring Champion, 5-time MVP, and the winner of 6 NBA Finals, for all of which he was awarded the NBA Finals MVP. He is a member of the NBA Hall of Fame.

•In the fiscal year ending in May 2020, the Jordan Brand generated $3,100,000,000 in sales.

•Jordan is the highest paid athlete of all time as of 2017, with $1,500,000,000 in lifetime earnings, most of which he earned through endorsements deals.

•In 2020, “The Last Dance,” a miniseries co-produced by ESPN Films and Netflix, was released. The documentary series revolved around the career of Michael Jordan, with an emphasis on his legendary competitiveness and one-of-a-kind firebrand leadership style.

•The Underlying Asset has been issued a grade of MINT 9 by Professional Sports Authenticators (PSA) with Certification No. 42748174.

Notable Features

•The Underlying Asset is a 1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card graded PSA MINT 9.

•The Underlying Asset is 1 of 2 1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card examples graded PSA 9 with 2 graded higher.

•The Underlying Asset is 1 of a print-run of 23 1999 Upper Deck Retro Inkredible Level 2 Michael Jordan Signed Card examples.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1999 Upper Deck Retro Michael Jordan Card
Sport	Basketball
Professional League	NBA
Player / Number	Michael Jordan / 23
Team	Chicago Bulls
Year / Season	1999
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck Company, LLC.
Print-run	/23
Rarity	1 of 2 (PSA 9)
Number in Set	#MJ
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	42748174

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1999 Upper Deck Retro Michael Jordan Card going forward.

USE OF PROCEEDS – SERIES #59BROWN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #59BROWN Asset Cost (1)	$205,200	87.32%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.13%
	Brokerage Fee	$2,350	1.00%
	Offering Expenses (2)	$1,763	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$1,008	0.43%
	Marketing Materials	$200	0.09%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$24,179	10.29%
	Total Fees and Expenses	$29,500	12.55%
	Total Proceeds	$235,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.257 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/10/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$205,200
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$1,208

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1959 TOPPS JIM BROWN CARD

Investment Overview

•Upon completion of the Series #59BROWN Offering, Series #59BROWN will purchase a 1959 Topps #10 Jim Brown Card graded PSA GEM MT 10 for Series #59BROWN (The “Series 1959 Topps Jim Brown Card” or the “Underlying Asset” with respect to Series #59BROWN, as applicable), the specifications of which are set forth below.

•Jim Brown was a Hall of Fame professional football player who played nine seasons in the NFL for the Cleveland Browns. During his career Brown won three MVP award, one NFL Championship, and was named to nine Pro Bowls.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1959 Topps #10 Jim Brown Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•James Nathaniel Brown was born on February 17, 1936 in St. Simons Island, Georgia.

•Attending Manhasset High School on Long Island, NY, Brown earned 13 varsity letters across football, basketball, baseball, lacrosse and track.

•Brown attended Syracuse University where he played for three seasons, receiving Consensus All-America honors in 1956.

•At Syracuse Brown also excelled at lacrosse, as for which he was also named an All-American during his collegiate career. In 1984, Brown said to the New York Times: “Lacrosse is probably the best sport I ever played.”

•Brown was drafted 6th overall by the Cleveland Browns in the 1957 NFL Draft.

•During Brown’s rookie season in 1957, he led the league in rushing yards (942), rushing touchdowns (9), and rushing yards per game (78.5). He was selected to the Pro Bowl and named First-Team All-Pro in addition to being unanimously named Rookie of the Year and the AP MVP.

•In 1959, Brown led the league in rushing attempts (290), rushing yards (1329), rushing touchdowns (14), rushing yards per game (110.8), total touches (314), total yards from scrimmage (1,519), and combined rushing and receiving touchdowns (14). He was selected to the Pro Bowl and named First-Team All-Pro.

•During Brown’s nine-season career there was only a single year (1962) during which he did not lead the league in rushing yards.

•Brown was known for his versatility, catching passes, returning kickoffs, and even throwing three touchdown passes during his career.

•The 1959 Topps Football set was the company’s largest set at the time of its release, consisting of 176 cards.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 25490243.

Notable Features

•The Underlying Asset is a 1959 Topps #10 Jim Brown Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 3 1959 Topps #10 Jim Brown Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1959 Topps Jim Brown Card
Sport	Football
Professional League	NFL
Player	Jim Brown
Team	Cleveland Browns
Year / Season	1959
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 3 (PSA 10)
Number in Set	#10
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	25490243

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1959 Topps Jim Brown Card going forward.

USE OF PROCEEDS – SERIES #93JETER

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #93JETER Asset Cost (1)	$31,100	94.24%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.91%
	Brokerage Fee	$330	1.00%
	Offering Expenses (2)	$500	1.52%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.30%
	Marketing Materials	$200	0.61%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$470	1.42%
	Total Fees and Expenses	$1,600	4.85%
	Total Proceeds	$33,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.258 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/12/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$31,100
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1993 SP FOIL DEREK JETER ROOKIE CARD

Investment Overview

•Upon completion of the Series #93JETER Offering, Series #93JETER will purchase a 1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5 for Series #93JETER (The “Series 1993 SP Foil Derek Jeter Rookie Card” or the “Underlying Asset” with respect to Series #93JETER, as applicable), the specifications of which are set forth below.

•Derek Jeter was a Hall of Fame professional baseball player who played 20 seasons in the MLB for the New York Yankees. Jeter was a 14-time All-Star, five-time Gold Glove winner, five-time Silver Slugger, and won five World Series Championships over the course of his career.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards.

•The Underlying Asset is a 1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5.

Asset Description

Overview & Authentication

•In 1990, The Upper Deck Company, LLC. became the first trading card company to include autographed insert cards in their trading card sets.

•In 1996, The Upper Deck Company, LLC introduced game-used jersey swatches embedded in trading cards.

•Derek Jeter was born on June 26, 1974 in Pequannock, New Jersey.

•Jeter played baseball for Kalamazoo Central High School in Kalamazoo, Michigan.

•In Jeter’s junior high school season in 1991, he batted .557, and struck out just once.

•In Jeter’s senior high school season in 1992, he batted .509, once again only striking out a single time.

•Detroit Free Press high school sports reporter Mike McCabe wrote that Jeter was the best high school baseball player he had covered in 50-year career. “He seemed to almost glide across the infield as he scooped up balls hit to the left side of the infield,” McCabe remembered.

•Jeter’s high school coach Don Zomer says that Jeter’s throw from shortstop to first base was once timed at 91 miles per hour: “One of the problems was getting a first baseman who could handle his throws.”

•Buck Showalter managed the Yankees from 1992-1995. Looking back on evaluating Jeter as a prospect he said "It doesn't take any great scouting and great evaluation. ... It didn't take Johnny Superscout to figure out he was going to be really good."

•On June 1, 1992 the Yankees drafted Jeter with the sixth overall pick in the MLB Amateur Draft.

•Jeter played his first MLB game on May 29, 1995 for the Yankees, going hit-less in five at-bats.

•During Jeter’s official rookie season in 1996, he batted .314, scoring 104 runs and recording 78 RBI’s.

•On November 4, 1996 Jeter was named the Rookie of the Year.

•On October 26, 1996 Jeter and the Yankees won the World Series, overcoming the Braves in a 6-game series.

•Jeter played in his first All-Star game on July 7, 1998.

•On October 9, 1996 in the first game of the American League Championship series, Jeter was up to the plate in the eighth inning with the Yankees down 4-3 to the Orioles. Jeter hits a long fly ball to right field, which was caught by a 12-year old Yankees fan named Jeffrey Maier leaning over the wall. The play was ruled a homerun despite the Orioles’ objections.

•On October 21, 1998 Jeter and the Yankees won the World Series, sweeping the Padres in four games. During the series Jeter batted .353.

•On October 27, 1999 Jeter and the Yankees won their second consecutive World Series, sweeping the Braves. During the series Jeter batted .353.

•On October 26, 2000 Jeter was named World Series MVP as the Yankees won their third consecutive World Series, beating the Mets in five games. During the series Jeter batted .409 with two homeruns.

•With two outs in the bottom of the 10th inning of the fourth game of the 2001 World Series between the Yankees and Diamondbacks, Jeter hit a walk-off homerun to tie the series at 2-2. It had just past midnight, making it the first World Series to ever be played in November. Jeter was given the nickname “Mr. November,” a reference to “Mr. October,” Reggie Jackson.

•On June 3, 2003 the Yankees named Jeter the 11th team captain in franchise history.

•On November 4, 2009 Jeter and the Yankees won the World Series, beating the Phillies in a six-game series. During the series Jeter batted .407.

•On July 9, 2011 Jeter hit the 3,000th hit of his career with a homerun.

•On February 12, 2014 Jeter announced that the following season would be his last: "The one thing I always said to myself was that when baseball started to feel more like a job, it would be time to move forward,"

•On September 25, 2014 Jeter played his final game at Yankee Stadium, winning the game with a walk-off single.

•On September 28, 2014 Jeter played his last game at age 40.

•On January 21, 2020 Jeter was voted into the Baseball Hall of Fame.

•The 1993 SP Baseball set consists of 290 cards, including 20 “Premier Prospects” cards, which includes the rookie cards of Derek Jeter and Johnny Damon.

•According to Cardboard Connection, “The Premier Prospects are extremely condition sensitive. The all-foil fronts are prone to chipping. Any corner wear is also very noticeable. This makes high professional grades from PSA and BGS extremely rare.”

•The Underlying Asset has been issued a grade of GEM MINT 9.5 by Beckett Grading Services (BGS) with Certification No. 0008380348.

Notable Features

•The Underlying Asset is a 1993 SP Foil #279 Derek Jeter Rookie Card graded BGS 9.5.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 10, Corners: 9, Edges: 9.5, Surface: 9.5.

•The Underlying Asset is 1 of 273 1993 SP Foil Derek Jeter Rookie Card examples graded BGS 9.5 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 1993 SP Foil Derek Jeter Rookie Card
Sport	Baseball
Professional League	MLB
Player / Number	Derek Jeter / 2
Team	New York Yankees
Year / Season	1993
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck Company, LLC
Rarity	1 of 273 (BGS 9.5)
Number in Set	#279
Authentication	Beckett Grading Services (BGS)
Grade	9.5
Grade (Centering)	10
Grade (Corners)	9
Grade (Edges)	9.5
Grade (Surface)	9.5
Certification No.	0008380348

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1993 SP Foil Derek Jeter Rookie Card going forward.

USE OF PROCEEDS – SERIES #CLEMENTE3

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #CLEMENTE3 Asset Cost (1)	$950,000	86.36%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.03%
	Brokerage Fee	$11,000	1.00%
	Offering Expenses (2)	$8,250	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.01%
	Marketing Materials	$200	0.02%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$130,150	11.83%
	Total Fees and Expenses	$149,700	13.61%
	Total Proceeds	$1,100,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.259 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/18/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$237,500
Installment 1 Amount	$712,500
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1955 TOPPS ROBERTO CLEMENTE ROOKIE CARD

Investment Overview

•Upon completion of the Series #CLEMENTE3 Offering, Series #CLEMENTE3 will purchase a 1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9 for Series #CLEMENTE3 (The “Series 1955 Topps Roberto Clemente Rookie Card” or the “Underlying Asset” with respect to Series #CLEMENTE3, as applicable), the specifications of which are set forth below.

•Roberto Clemente was a Hall of Fame professional baseball player who won one MVP and two World Series over his 18-season career in the MLB playing for the Pittsburgh Pirates. Over his career Clemente won a World Series MVP, 12 Gold Glove awards, four Batting Titles, and was named an All-Star 15 times.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9.

Asset Description

Overview & Authentication

•On August 18, 1934 Roberto Clemente was born in Carolina, Puerto Rico.

•The youngest of seven children, Roberto’s mother was a laundress and his father a foreman. Growing up, Roberto would help his father load shovels into trucks to assist with his family’s income.

•With money earned from odd jobs done for neighbors, Clemente bought a bike and rubber balls. “He liked to squeeze the balls to strengthen his hands. Many people commented on the size of young man’s hands. He had strong hands, and it was clear at an early age that he had athletic ability.”

•From a young age, Clemente loved baseball and relished the opportunity to see players from the U.S. as they came to play in the Puerto Rican League in the winter. Clemente wrote in his journal: “I loved the game so much that even though our playing field was muddy and we had many trees on it, I used to play many hours every day. The fences were about 150 feet away from home plate, and I used to hit many homers. One day I hit ten home runs in a game we started about 11 a.m. and finished about 6:30 p.m.”

•Clemente was also a skilled competitor in the high jump and javelin throw. According to the Society for American Baseball Research (SABR): “It was thought that he might even be good enough to represent Puerto Rico in the Olympics.”

•His javelin throwing helped Clemente form arm-strength and other helpful athletic traits. In his Clemente biography, Bruce Markusen wrote: “The footwork, release, and general dynamics employed in throwing the javelin coincided with the skills needed to throw a baseball properly. The more that Clemente threw the javelin, the better and stronger his throwing from the outfield became.”

•In a 1964 interview with The Sporting News, Clemente explained another factor for his arm strength.  “My mother has the same kind of an arm, even today at 74. She could throw a ball from second base to home plate with something on it. I got my arm from my mother.”

•In 1948, Roberto Marín was assembling a softball team to represent his company (Sello Rojo Rice Company). The man spotted Clemente playing baseball with a tin can instead of a ball and was so impressed he asked him to try out for his team. “The next day, Roberto rode his bicycle two miles to try out for the team. He hit the softball as easily as he hit the tin cans.”

•Even after Clemente left the Sello Rojo team for an amateur team called the Juncos Mules, Marín “continued to be Roberto’s unofficial publicist.” In 1952, Marín convinced Pedrín Zorrilla, the owner of the Puerto Rican League’s Santurce Cangrejeros, to watch Clemente play Zorrilla offered Clemente a contract. He joined the team soon after he turned 18.

•Clemente quickly developed in the Puerto Rican League and made it to the All-Star Game for the 1953-54 season, which was played in December 1953. The MVP of the game was Hank Aaron. Clemente ended the season with a .288 batting average, the sixth best in the league.

•Clemente drew attention from MLB teams, including the Dodgers, who had been tracking him since 1952 when their scout, Al Campanis, watched Clemente in a tryout camp. “The Dodgers did not sign Clemente then, but Campanis kept him in mind.” The Dodgers and Giants both offered Clemente contracts, and

Clemente signed with the Dodgers, who had offered more money. The Braves also made an offer, that was believed to be for more money than the Dodgers offer, but Clemente chose to stick with the Dodgers because he was excited to play in New York, where there was a large Puerto Rican population.

•Clemente signed his contract with the Dodgers on February 19, 1954. The contract gave Clemente a $5,000 salary as well as a bonus. The MLB had a rule dictating that any player exceeding a certain pay threshold must be kept on the major league roster for two years or they would be eligible for other teams to draft in the offseason. Many players at the time had their development stunted by sitting on the bench at the major league level, so despite the risk the Dodgers decided to place Clemente with the Montreal Royals to play the 1954 season in the International League. Dodgers Vice President Buzzie Bavasi did his best to give Clemente a low profile, so he wouldn’t become a target for other teams. “In 1955, Bavasi told Pittsburgh writer Les Biederman that the Dodgers’ only purpose in signing Clemente was to keep him away from the Giants, even though they knew they would eventually lose him to another team.”

•Bavasi initially agreed to a deal with Pittsburgh Pirates General Manager Branch Rickey, which would have the Pirates drafting a player from the Montreal Royals, preventing other teams from being able to take Clemente (each minor league team could only lose one player). However, the deal was broken and the Pirates drafted Clemente on November 22, 1954.

•In March 1955, Clemente participated in the Pirates spring training in Florida. The team was “loaded with outfielders” and Clemente was not a shoo-in for a roster spot. His fortune was helped when the Pirates’ best outfielder missed the beginning of spring training over a contract dispute and missed more time later after falling ill. Clemente made the team.

•After sitting out the first three games of the regular season, Clemente was placed in the starting lineup for the first game of a doubleheader on April 17. In the first few weeks of the season, Clemente led the team in batting average, and was particularly celebrated for his baserunning and defense. The Sporting News wrote the following about his baserunning: “When he starts moving around the bases he draws the ‘Ohs’ and ‘Ahs’ of the folks in the ball park.” Another reporter wrote: The Pittsburgh fans have fallen in love with his spectacular fielding and his deadly right arm.”

•During his 1955 rookie season, Clemente batted .255, with 47 RBI’s and 5 homeruns. According to SABR: “While it wasn’t a sensational rookie season, Clemente had earned a spot in the Pirates’ outfield. More than that, his exciting style of play made the fans look forward to seeing more of him.”

•On July 25, 1956 Clemente was up to bat with the bases loaded in the bottom of the 9th inning, the Pirates were losing 8-5 against the Cubs. He hit a long shot to left-center field that scored the three runners (tying the game) and Clemente rounded the bases for an inside-the-park-grand-slam to win the game. “Clemente… tore around the diamond. Manager Bobby Bragan was coaching at third base and held up his arms, giving Clemente the signal to stop at third. With no one out and good hitters coming up, Bragan figured they’d still get Clemente home with the winning run and didn’t want to take the chance on him being thrown out at the plate. However, Clemente ignored his manager, kept running, and was safe at home.” This is the only recorded walk-off-inside-the-park-grand-slam in MLB history.

•Clemente made his first All-Star team in 1960, finishing the season batting .314 with 16 homeruns.

•The Pirates won the World Series in 1960 in a 7-game series against the Yankees. Clemente batted .310 during the series, with at least one hit in each game.

•In 1961, Clemente won his first batting title, finishing the season with a .354 batting average and coming in fourth place in MVP voting.

•In 1966, Clemente won his first and only MVP award, batting .317 with 119 RBI’s and 29 homeruns.

•Clemente won the World Series MVP award in 1971 as the Pirates beat the Orioles in seven games. Over the series Clemente batted .414.

•After an Earthquake hit the Nicaraguan city of Managua, Clemente organized relief efforts and decided to personally fly to the area as a passenger on one of the cargo planes. After experiencing technical issues and turning back to San Juan, the plane crashed into the Atlantic Ocean, killing Clemente and the four other men aboard.

•After Clemente’s death, the Baseball Hall of Fame made an exception to their normal rule requiring a player be retired for at least five years before being inducted. After a special election, Clemente was inducted on August 6, 1973, becoming the first Latin American player inducted into the Hall of Fame.

•The Underlying Asset has been issued a grade of MINT 9 by Professional Sports Authenticators (PSA) with Certification No. 06011209.

Notable Features

•The Underlying Asset is a 1955 Topps #164 Roberto Clemente Rookie Card graded PSA MINT 9.

•The Underlying Asset is 1 of 11 1955 Topps Roberto Clemente Rookie Card examples graded PSA 9 with 1 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1955 Topps Roberto Clemente Rookie Card
Sport	Baseball
Professional League	MLB
Player	Roberto Clemente
Team	Pittsburgh Pirates
Year / Season	1955
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 11 (PSA 9)
Number in Set	#164
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	06011209

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1955 Topps Roberto Clemente Rookie Card going forward.

USE OF PROCEEDS – SERIES #54AARON

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #54AARON Asset Cost (1)	$206,400	86.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.13%
	Brokerage Fee	$2,400	1.00%
	Offering Expenses (2)	$1,800	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$1,093	0.46%
	Marketing Materials	$200	0.08%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$27,807	11.59%
	Total Fees and Expenses	$33,300	13.88%
	Total Proceeds	$240,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.260 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	4/3/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$206,400
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$1,293

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1954 TOPPS HANK AARON ROOKIE CARD

Investment Overview

•Upon completion of the Series #54AAARON Offering, Series #54AAARON will purchase a 1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5 for Series #54AAARON (The “Series 1954 Topps Hank Aaron Rookie Card” or the “Underlying Asset” with respect to Series #54AAARON, as applicable), the specifications of which are set forth below.

•Hank Aaron was an MLB Hall of Famer who played in 23 seasons from 1954-1976, with 21 of those seasons being spent playing for the Braves (first in Milwaukee, then after their move to Atlanta). Over that time Aaron was selected to 25 All-Star Teams, won an MVP, a World Series title, and hit 755 homeruns (a record at the time of his retirement).

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5.

Asset Description

Overview & Authentication

•Henry “Hank” Louis Aaron was born on February 5, 1934 in Mobile, Alabama.

•Aaron debuted in the MLB on April 13, 1954 for the Milwaukee Braves.

•During the 1954 season Aaron recorded 131 hits a .280 batting average. He recorded 69 RBI’s and 13 homeruns, finishing fourth in Rookie of the Year voting.

•On April 8, 1974 Hank Aaron broke Babe Ruth’s all-time homerun record of 714, becoming the MLB’s all-time homerun leader. Aaron would retire after the 1976 season with 755 homeruns, which would stand as a record until 2007.

•Aaron was inducted into the Baseball Hall of Fame in 1982, receiving 97.8% of the vote, which was the second-highest percentage ever at the time, second only to Ty Cobb.

•Aaron was awarded the Presidential Medal of Freedom on July 9, 2002.

•On the 25th anniversary of Aaron’s 715th homerun, the MLB began giving out the Hank Aaron Award each year to the player with the best overall performance in each league.

•As of March 2021, Hank Aaron is third on the all-time leaderboard of hits with a career total of 3,771, placing him behind only Pete Rose and Ty Cobb. Only 32 players have ever crossed the 3,000-hit threshold.

•If you subtracted all of Aaron’s homeruns from his hit totals, he would still be a member of the 3,000-hit club.

•In January 2021 Aaron died at age 86. The New York Times called him the “Home Run King Who Defied Racism.”

•In 1949, Topps places its first cards in their chewing gum wrappers for free, beginning with 252 Magic Photo Cards featuring current stars as well as classic players like Babe Ruth and Cy Young.

•In 1952, Topps created its first set of annual baseball cards.

•The Underlying Asset has been issued a grade of NM-MT+ 8.5 by Professional Sports Authenticators (PSA) with Certification No. 15814493.

Notable Features

•The Underlying Asset is a 1954 Topps #128 Hank Aaron Rookie Card graded PSA NM-MT+ 8.5.

•The Underlying Asset is 1 of 7 1954 Topps Hank Aaron Rookie Card examples graded PSA 8.5 with 34 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1954 Topps Hank Aaron Rookie Card
Sport	Baseball
Professional League	MLB
Player	Hank Aaron
Team	Milwaukee Braves
Year / Season	1954
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 7 (PSA 8.5)
Number in Set	#128
Authentication	Professional Sports Authenticators (PSA)
Grade	8.5
Certification No.	15814493

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1954 Topps Hank Aaron Rookie Card going forward.

USE OF PROCEEDS – SERIES #00BRADY2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #00BRADY2 Asset Cost (1)	$312,000	96.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.09%
	Brokerage Fee	$3,250	1.00%
	Offering Expenses (2)	$2,438	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$1,653	0.51%
	Marketing Materials	$200	0.06%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$5,160	1.59%
	Total Fees and Expenses	$12,700	3.91%
	Total Proceeds	$325,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.261 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	4/5/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$312,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$1,853

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 2000 SP AUTHENTIC TOM BRADY ROOKIE CARD

Investment Overview

•Upon completion of the Series #00BRADY2 Offering, Series #00BRADY2 will purchase a 2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10 for Series #00BRADY2 (The “Series 2000 SP Authentic Tom Brady Rookie Card” or the “Underlying Asset” with respect to Series #00BRADY2, as applicable), the specifications of which are set forth below.

•Tom Brady is an active NFL quarterback that currently plays for the Tampa Bay Buccaneers. Brady spent the first 20 years of his career with the New England Patriots, where he played in nine Super Bowls. Brady is a seven-time Super Bowl Champion, five-time Super Bowl MVP, three-time NFL MVP, and fourteen-time Pro-Bowler.

•The Upper Deck Company, LLC., is a private company founded in 1988 that specializes in the production of trading cards. Upper Deck has issued SP Authentic cards in football, baseball, hockey, and other sports beginning in 1993.

•The Underlying Asset is a 2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10.

Asset Description

Overview & Authentication

•Tom Brady was born in 1977 in San Mateo, California. After graduating from Junipero Serra High School in 1995, Brady enrolled at the University of Michigan where he did not get significant playing time until his junior year.

•During his junior season at Michigan, Brady served as the Wolverine’s starting Quarterback and threw 350 passes for 2,636 yards. In his senior season, Brady led the Wolverines to an Orange Bowl victory.

•Tom Brady was drafted 199th overall in the 6th round of the 2000 NFL Draft by the New England Patriots.

•As an NFL rookie for the New England Patriots, Brady served as a backup quarterback to Drew Bledsoe.

•After Drew Bledsoe sustained an injury during the 2001 season, Tom Brady was promoted to starting quarterback. With Brady at QB, the Patriots went 11-3 in the remaining 14 games of the season and won the Super Bowl over the St. Louis Rams, for which Brady was awarded Super Bowl MVP.

•Over the course of his ongoing career, Tom Brady has played in 9 Super Bowls with the New England Patriots, of which he has won 6: XXXVI, XXXVIII, XXXIX, XLIX, LI, LIII.

•In March 2020, after 20 seasons with the team that drafted him, Tom Brady was traded by the New England Patriots to the Tampa Bay Buccaneers.

•In his first season in Tampa Bay, Brady led the Buccaneers to a Super Bowl title, winning Super Bowl MVP.

•The Underlying Asset has been issued a grade of PRISTINE 10 by Beckett Grading Services (BGS) with Certification No. 0003697675.

Notable Features

•The Underlying Asset is a 2000 SP Authentic #118 Tom Brady Rookie Card graded BGS PRISTINE 10.

•The Underlying Asset’s BGS Condition Report consists of the following grades: Centering: 10, Corners: 10, Edges: 10, Surface: 9.5.

•The Underlying Asset is 1 of 13 2000 SP Authentic Tom Brady Rookie Card examples graded BGS 10 with 0 graded higher.

•The Underlying Asset comes from a print-run of 1,250 2000 SP Authentic Tom Brady Rookie Card examples.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from BGS.

Details

Series 2000 SP Authentic Tom Brady Rookie Card
Sport	Football
Professional League	NFL
Player	Tom Brady
Team	New England Patriots
Year / Season	2000
Memorabilia Type	Trading Card
Manufacturer	The Upper Deck Company, LLC.
Variety	SP Authentic
Print-run	/1,250
Rarity	1 of 13 (BGS 10)
Number in Set	#118
Authentication	Beckett Grading Services (BGS)
Grade	10
Grade (Centering)	10
Grade (Corners)	10
Grade (Edges)	10
Grade (Surface)	9.5
Certification No.	0003697675

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 2000 SP Authentic Tom Brady Rookie Card going forward.

USE OF PROCEEDS – SERIES #96KOBE2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #96KOBE2 Asset Cost (1)	$240,000	80.00%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.10%
	Brokerage Fee	$3,000	1.00%
	Offering Expenses (2)	$2,250	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$1,271	0.42%
	Marketing Materials	$200	0.07%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$52,979	17.66%
	Total Fees and Expenses	$59,700	19.90%
	Total Proceeds	$300,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.262 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	4/6/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$240,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	Member of the Advisory Board of the Company
Acquisition Expenses	$1,471

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1996 TOPPS KOBE BRYANT ROOKIE CARD

Investment Overview

•Upon completion of the Series #96KOBE2 Offering, Series #96KOBE2 will purchase a 1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10 for Series #96KOBE2 (The “Series 1996 Topps Kobe Bryant Rookie Card” or the “Underlying Asset” with respect to Series #96KOBE2, as applicable), the specifications of which are set forth below.

•Kobe Bryant was a professional basketball player who won five NBA championships, an NBA Most Valuable Player (MVP) award, two NBA Finals MVP awards, and two Olympic gold medals.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10.

Asset Description

Overview & Authentication

•Kobe Bryant was born on August 23, 1978 in Philadelphia, Pennsylvania.

•Kobe Bryant was drafted 13th overall in the first round of the 1996 NBA Draft by the Charlotte Hornets and was immediately traded to the Los Angeles Lakers.

•Bryant made his NBA Debut November 3, 1996. Over his 20-year career he was named to 18 All-Star Teams, 15 All-NBA Teams, and 12 All-Defensive Teams. He was a 2-time Scoring Champion, 1-time MVP, and the winner of 5 NBA Finals, as well as 2-time NBA Finals MVP. He is a member of the NBA Hall of Fame.

•During Bryant’s rookie season, at age 18, he played in 71 games, starting six. He averaged 7.6 points, 1.3 assists, and 1.9 rebounds.

•Bryant was one of the most iconic faces of the NBA for the length of his career, playing in Los Angeles for the Lakers, one of the NBA’s most storied franchises.

•After Bryant retired in 2016, he launched a successful writing career, penning his autobiography and opening a multimedia content company to publish a children’s fantasy book series. In addition, he won an Oscar for “Dear Basketball.”

•Bryant’s life ended tragically during a 2020 helicopter crash which also took the lives of his daughter Gianna and seven other passengers en route to the Mamba Sports Academy in Thousand Oaks, California.

•The New York Times’ Marc Stein wrote that Bryant left behind a ‘Brilliant and Complicated Legacy’.

•In the 1996-97 Topps Chrome Basketball set, Refractor parallels were issued in approximately 1:12 packs.

•The Underlying Asset has been issued a grade of GEM MT 10 by Professional Sports Authenticators (PSA) with Certification No. 04235336.

Notable Features

•The Underlying Asset is a 1996 Topps Chrome Refractor #138 Kobe Bryant Rookie Card graded PSA GEM MT 10.

•The Underlying Asset is 1 of 63 1996 Topps Chrome Refractor Kobe Bryant Rookie Card examples graded PSA 10 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1996 Topps Kobe Bryant Rookie Card
Sport	Basketball
Professional League	NBA
Player	Kobe Bryant
Team	Los Angeles Lakers
Year / Season	1996
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Variety	Chrome Refractor
Rarity	1 of 63 (PSA 10)
Number in Set	#138
Authentication	Professional Sports Authenticators (PSA)
Grade	10
Certification No.	04235336

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1996 Topps Kobe Bryant Rookie Card going forward.

USE OF PROCEEDS – SERIES #57ROBINSN

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #57ROBINSN Asset Cost (1)	$48,000	90.57%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.57%
	Brokerage Fee	$530	1.00%
	Offering Expenses (2)	$500	0.94%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$118	0.22%
	Marketing Materials	$200	0.38%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$3,352	6.33%
	Total Fees and Expenses	$4,700	8.87%
	Total Proceeds	$53,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.263 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/18/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$48,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$318

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1957 TOPPS FRANK ROBINSON ROOKIE CARD

Investment Overview

•Upon completion of the Series #57ROBINSN Offering, Series #57ROBINSN will purchase a 1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9 for Series #57ROBINSN (The “Series 1957 Topps Frank Robinson Rookie Card” or the “Underlying Asset” with respect to Series #57ROBINSN, as applicable), the specifications of which are set forth below.

•Frank Robinson was a Hall of Fame professional baseball player who won two MVPs and two World Series over his 21-season career in the MLB playing for multiple teams. Over his career Robinson won a World Series MVP, a Triple Crown, a Gold Glove award, a Batting Title, and was named an All-Star 14 times.

•The Topps Company, Inc. was founded as Topps Chewing Gum, Inc. in Brooklyn in 1938 by the four sons of Morris Shorin, Abram, Ira, Joseph, and Phillip. Topps began first printing cards in 1949 and issuing them as ‘freebies’ inside packs of gum.

•The Underlying Asset is a 1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9.

Asset Description

Overview & Authentication

•Frank Robinson was born in Beaumont, Texas on August 31, 1935.

•Robinson was the youngest of 10 children, and after his parents divorced the family moved to California while he was young.

•From the Society For American Baseball Research (SABR): From his absentee father, Robinson received a sense of determination that would shape his career. When he told Frank’s brothers that Frank “will never make a big-league baseball player,” the future outfielder became determined to prove his father wrong.”

•At the age of 14 in 1949, Robinson met a “legendary” local baseball coach named George Powles, who gave him a spot on his team. Robinson drew confidence from his play on the field and overcame his innate shyness. In 1950, days after he turned 15, Robinson hit a “clutch” triple to help the team win the local championship.

•Robinson graduated high school in 1953 and signed a $3,500 contract with the Reds.

•At 17, Robinson began playing as a professional at Class C Ogden, where he dealt with the oppressive racial policies of Utah. While playing for Ogden, Robinson hit .348 and recoded 83 RBIs in 72 games, leading to a 1954 promotion to Tulsa, followed by a subsequent reassignment to Single-A Columbia.

•In 1956, Robinson was called up to the MLB to play for Cincinnati, debuting on April 17 and notching two hits. Robinson would win Rookie of the Year that season as well as earn an All-Star selection after batting .290, hitting 38 homeruns, and leading the league in runs scored (122).

•In 1957, Robinson batted .322, with 29 homeruns, and 75 RBIs. He was named an All-Star and finished ninth in MVP voting.

•In 1961, Robinson won his first MVP award after hitting .323 with 37 homeruns and 124 RBIs.

•Robinson was traded on December 9, 1965 to the Orioles. The Reds owner thought he was a “fading talent” and “an old 30.”

•In his first season for Baltimore in 1966, Robinson won the Triple Crown, leading the league in RBIs (122), batting average (.316), and on base percentage (.410), while leading the entire MLB in runs scored (122) and homeruns (49). Robinson led the Orioles to a World Series win, being named World Series MVP in addition to the American League MVP.

•Robinson played his last game at age 41 on September 18, 1976.

•Robinson was inducted into the Hall of Fame in 1982.

•Robinson died in February 2019.

•The Cincinnati Reds went by the name “Redlegs” from 1953 through the 1958 season because the term “Reds” was associated with communism.

•Despite the card’s release a year after his rookie debut, the 1957 Topps #35 Frank Robinson Card is considered his true Rookie Card. According to PSA, the card is “his most coveted single.”

•PSA considers the 1957 Topps #35 Frank Robinson Card to be “condition sensitive,” writing that is is difficult to find a well-centered example.

•The Underlying Asset has been issued a grade of MINT 9 by Professional Sports Authenticators (PSA) with Certification No. 03660282.

Notable Features

•The Underlying Asset is a 1957 Topps #35 Frank Robinson Rookie Card graded PSA MINT 9.

•The Underlying Asset is 1 of 26 1957 Topps Frank Robinson Rookie Card examples graded PSA 9 with 0 graded higher.

Notable Defects

•The Underlying Asset’s condition is consistent with its condition grade from PSA.

Details

Series 1957 Topps Frank Robinson Rookie Card
Sport	Baseball
Professional League	MLB
Player	Frank Robinson
Team	Cincinnati Redlegs
Year / Season	1957
Memorabilia Type	Trading Card
Manufacturer	The Topps Company, Inc.
Rarity	1 of 26 (PSA 9)
Number in Set	#35
Authentication	Professional Sports Authenticators (PSA)
Grade	9
Certification No.	03660282

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1957 Topps Frank Robinson Rookie Card going forward.

USE OF PROCEEDS – SERIES #NIKEPROTO

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #NIKEPROTO Asset Cost (1)	$200,000	88.89%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.13%
	Brokerage Fee	$2,250	1.00%
	Offering Expenses (2)	$1,688	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$1,815	0.81%
	Marketing Materials	$200	0.09%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$18,748	8.33%
	Total Fees and Expenses	$24,700	10.98%
	Total Proceeds	$225,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the bill of sale is attached as Exhibit 6.264 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Upfront Purchase
Date of Agreement	3/16/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$200,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$2,015

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1970'S BILL BOWERMAN HANDMADE WAFFLE SPIKE SHOES

Investment Overview

•Upon completion of the Series #NIKEPROTO Offering, Series #NIKEPROTO will purchase a Pair of 1970's Bill Bowerman Handmade Waffle Spike Shoes for Runner John Mays Before Nikes's Founding for Series #NIKEPROTO (The “Series 1970's Bill Bowerman Handmade Waffle Spike Shoes” or the “Underlying Asset” with respect to Series #NIKEPROTO, as applicable), the specifications of which are set forth below.

•Blue Ribbon Sports, the company that would later be renamed Nike, was founded in January of 1964 when Phil Knight, a middle-distance runner from Portland, and Bill Bowerman, a track and field coach, began a partnership to design and sell running shoes. Each contributed $500. Bowerman had been Knight’s track coach at the University of Oregon in Eugene.

•Bowerman was known for experimenting with new designs for his running shoes that were then worn by many of his athletes over the years, including in the 1972 Olympic Trials.

•The Underlying Asset is a Pair of 1970's Bill Bowerman Handmade Waffle Spike Shoes for Runner John Mays Before Nikes's Founding.

Asset Description

Overview & Authentication

•For the 1972 U.S Track and Field Olympic Trials, Nike co-founder and U.S. Olympic Track Coach Bill Bowerman designed 12 waffle-soled running shoes known as the “Moon Shoe” to be used by athletes. Geoff Hollister, one of Nike’s first employees, hand-cobbled 12 pairs of the 1972 Nike Moon Shoe sneakers.

•The waffle sole traction pattern was inspired by experiments Bowerman undertook with his wife’s waffle iron, pouring rubber into the mold to create the first prototype.

•Just a few years removed from the first Moon Landing, the Moon Shoe got its name from the waffle pattern it left in the dirt, which reminded observers of the tracks left on the moon in 1969.

•The original Moon Shoe was made with a two-piece waffle sole, as Nike did not yet have the technology to manufacture the waffle sole in one piece.

•The July 2019 sale of one unworn pair of the Moon Shoe sneakers sold for $437,500 at Sotheby’s, which was a record at the time for the highest price paid at a public auction for sneakers. The buyer was Canadian investor and car collector Miles Nadal who said: “I think sneaker culture and collecting is on the verge of a breakout moment.”

•Knight began pursuing the shoe business by gaining the exclusive right to sell the popular Japanese brand Tiger sneakers in the United States. Knight initially sold the Tiger shoes out of the trunk of his car.

•The Nike swoosh was designed by Portland State University graphic design student Carolyn Davison. Knight met Davis while teaching an accounting class at Portland State University, and in 1971 Davidson was paid $35 to design the Nike logo. Knight and Bowerman asked for a striped logo that would set Nike apart from rivals and asked her to make it “look like speed”.

•Nike sold $3.2 million worth of shoes in 1972, took in $28.7 million in revenue in 1973, and $867 million by the end of 1983.

•Nike (NYSE:NKE) had its Initial Public Offering on December 2, 1980 and was first sold to the public at $22 per share.

•On October 26, 1984, Nike officially signed a contract with Michael Jordan on the day of his NBA debut. The Air Jordan Brand has since become popular around the world and continues to sell in large volumes despite Jordan’s 2003 retirement. In the 2019 fiscal year Michael Jordan earned an estimated $130 million from his deal with Nike, while the Jordan Brand made $3.14 billion as a Nike subsidiary.

•Nike generated $39.1 billion in revenue in the 2019 fiscal year. As of September of 2020, Nike is the largest athletic apparel, accessories, and footwear company in the world.

•On February 24, 1938 Phil Knight was born. Knight graduated from the University of Oregon in 1959. He went on to get his MBA from Stanford University, graduating in 1962. At Stanford, Knight was enrolled in a class on small-business and received the assignment to devise a business plan. The title of Knight’s paper was “Can Japanese Sports Shoes Do to German Sports Shoes What Japanese Cameras Did to German Cameras?”

•On February 19, 1911 Bill Bowerman was born in Portland, Oregon. Bowerman graduated from the University of Oregon in 1935 and began coaching track and field at the University of Oregon in 1948, becoming the head coach a year later.

•On June 29, 1972 the U.S. Track and Field Olympic Trials were held in Eugene, Oregon.

•John Mays wrote the following about his relationship with Bill Bowerman: “Often times, Bill would talk to me about a new company he was involved with. I didn’t pay much attention to it at the time. One day, he asked me to help test a new sprint spike shoe he was designing. Of course, I agreed and was excited to be chosen. He took measurements of my feet and started building the shoe, and in about a week he had the shoes ready for me. Bill had me test the shoes by running in them during practice and in meets. I gave him feedback about the feel of the shoes; if they were comfortable, if the footplate was too hard, if they tore and where. As seen in the accompanying letter, he left me notes to tell me what type of workouts he wanted me to put the shoes through. Bill continued to make revisions on the sprint shoes, even to the point of writing my name on them. Eventually, I wore them in the NCAA Track and Field Championships and the 1972 Olympic Trials in Eugene.”

•The fumes from the glue used by Bowerman to hand-build many of these early prototype shoes caused Bowerman to suffer nerve damage later in life and forced him to begin walking with a cane.

•The Underlying Asset is accompanied by a letter from Bowerman asking Mays to test his design of the shoes.

Notable Features

•The Underlying Asset is a Pair of 1970's Bill Bowerman Handmade Waffle Spike Shoes for Runner John Mays Before Nikes's Founding.

•The Underlying Asset is accompanied by a letter written by Bowerman to Mays on October 14, 1974 that includes the following: “John - the right shoe interval heel is the one we are testing for wear. Can you write on this sheet the approximate mileage or yardage you put on this on the track. Example Oct 14 4 X 110 - 3 X 165 - 110 - 55 - = 3/4 Mi / Track Jogging M/2Mi / Call me occasionally & tell me what the situation is / Bill Bowerman”

•The Underlying Asset was made “exclusively” for John Mays in the early 1970s and was adjusted by Bowerman for the last time in 1974, after which they were never used again.

•The Underlying Asset contains Bowerman’s waffle sole design on the right shoe (not the left).

•The Underlying Asset contains six spikes on the sole of the left shoe.

•The Underlying asset exhibits its original laces, with the 28 total lace-holes hand-punched by Bowerman.

•The Underlying Asset was glued together (not stitched) and the brown glue can be seen “all over the uppers, especially where the layers of material are held together.”

•The Underlying Asset was hand-made from scratch by Bowerman using raw materials and track spikes “likely pulled from another shoe model.” According to Sotheby’s: “As compared to the Nike Moon Shoes, for which the nylon uppers were imported from Japan and Nike Swooshes and Waffle Soles were then put onto them, these shoes started off as an idea and raw materials.”

•The Underlying Asset is the first example of a Bowerman hand-crafted pair of shoes to appear at auction.

•The Underlying Asset features the original perforated insoles.

•The Underlying Asset features “MAYS” hand-written by Bowerman on the heels.

Notable Defects

•The Underlying Asset exhibits signs of wear from heel to toe (with the exception of the lateral support panels) on the sole of the left shoe.

•The Underlying Asset exhibits signs of wear on the spikes of the right shoe’s sole.

•The Underlying Asset exhibits fraying from wear on the aglets.

•The Underlying Asset exhibits signs of wear to the insoles.

Details

Series 1970's Bill Bowerman Handmade Waffle Spike Shoes
Sport	Running
Year(s)	Early 1970’s to 1974
Memorabilia Type	Sneakers
Model	Handmade Waffle Spike Shoes
Manufacturer	Bill Bowerman
Athlete	John Mays
Provenance	John Mays
Authentication	Letter from Bowerman to Mays

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1970's Bill Bowerman Handmade Waffle Spike Shoes going forward.

USE OF PROCEEDS – SERIES #87ZELDA

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #87ZELDA Asset Cost (1)	$100,000	86.96%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.26%
	Brokerage Fee	$1,150	1.00%
	Offering Expenses (2)	$863	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.09%
	Marketing Materials	$200	0.17%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$12,388	10.77%
	Total Fees and Expenses	$14,700	12.78%
	Total Proceeds	$115,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.265 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	3/30/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$100,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1987 NES LEGEND OF ZELDA VIDEO GAME

Investment Overview

•Upon completion of the Series #87ZELDA Offering, Series #87ZELDA will purchase a 1987 NES  Legend of Zelda Video Game graded Wata 9.4 B+ for Series #87ZELDA (The “Series 1987 NES Legend of Zelda Video Game” or the “Underlying Asset” with respect to Series #87ZELDA, as applicable), the specifications of which are set forth below.

•“The Legend of Zelda” is an open-ended adventure video game centered around a character named Link and his adventures through the land of “Hyrule.”

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986.  Nintendo sold 61.9 million NES units worldwide.

•The Underlying Asset is a 1987 NES  Legend of Zelda Video Game graded Wata 9.4 B+.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889 which remains a one of the highest-grossing video game companies in the world, with a reported revenue of $13.8 billion for the first three quarters of the 2020 fiscal year (ending December 2020).

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 1985.2

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986.  Nintendo sold 61.9 million NES units worldwide.

•The NES system was sold new in the United States until it was discontinued in 1995.

•Shigeru Miyamoto, the Japanese video game designer behind the creation of Super Mario Bros. and Donkey Kong, was looking to create a new game for the Famicom Disk System (the Japanese predecessor of the NES) and built a prototype in which two players could make their own dungeons and explore one another’s creation. The exploration aspect interested Miyamoto and his team, so they pivoted to “building a world of mountains and forests and lakes that players could traverse.” This game, originally called “Hyrule,” became “The Legend of Zelda.”

•“The Legend of Zelda” was released on February 21, 1986 for the Famicom in Japan and on August 22, 1987 for the NES in the United States. The first installment in the franchise featured characters like Link, Zelda, and Ganon (who is unnamed in this first game).

•In the book “Hyrule Historia,” Miyamoto explains that he named the character Link because he “connects people together.”

•The 1987 “Legend of Zelda” NES title sold over 6 million copies worldwide.

•The “Legend of Zelda” franchise features 15 titles including multiple spin-off games and media products.

•As of December 2020, the “Legend of Zelda” franchise had sold over 125 million copies worldwide.

•The Underlying Asset has been issued a grade of 9.4 B+ by Wata with Certification No. 579715-004.

Notable Features

•The Underlying Asset is a 1987 NES  Legend of Zelda Video Game graded Wata 9.4 B+.

•The Underlying Asset is 1 of 3 1987 NES Legend of Zelda Video Game examples of its variant (Rev-A/Round Seal) graded Wata 9.4.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from Wata Games.

Details

Series 1987 NES Legend of Zelda Video Game
Game	Legend of Zelda
System	NES
Manufacturer	Nintendo
Production Year	1987
Box Variant	Round Seal, Rev-A
Rarity	1 of 3 (Wata 9.4 Round Seal, Rev-A)
Authentication	Wata Games
Box Grade	9.4
Seal Rating	B+
Certification No.	579715-004

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1987 NES Legend of Zelda Video Game going forward.

USE OF PROCEEDS – SERIES #EXCITBIKE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #EXCITBIKE Asset Cost (1)	$150,000	85.71%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.17%
	Brokerage Fee	$1,750	1.00%
	Offering Expenses (2)	$1,313	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.06%
	Marketing Materials	$200	0.11%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$21,338	12.19%
	Total Fees and Expenses	$24,700	14.11%
	Total Proceeds	$175,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.266 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	3/30/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$150,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1985 NES EXCITEBIKE VIDEO GAME

Investment Overview

•Upon completion of the Series #EXCITBIKE Offering, Series #EXCITBIKE will purchase a 1985 NES Excitebike Video Game graded Wata 9.6 A++ for Series #EXCITBIKE (The “Series 1985 NES Excitebike Video Game” or the “Underlying Asset” with respect to Series #EXCITBIKE, as applicable), the specifications of which are set forth below.

•“Excitebike” is a racing game originally released for the NES in 1985 allowing users to race on motocross bikes on various racetracks.

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986.  Nintendo sold 61.9 million NES units worldwide.

•The Underlying Asset is a 1985 NES Excitebike Video Game graded Wata 9.6 A++.

Asset Description

Overview & Authentication

•Nintendo is a Japanese multinational consumer electronics and video game company founded in 1889 which remains a one of the highest-grossing video game companies in the world, with a reported revenue of $13.8 billion for the first three quarters of the 2020 fiscal year (ending December 2020).

•The Nintendo Entertainment System (NES) was a console released by Nintendo for U.S. Markets in 1985.2

•The NES was launched in New York City in October 1985, Los Angeles in February 1986, and the rest of North America in September of 1986.  Nintendo sold 61.9 million NES units worldwide.

•The NES system was sold new in the United States until it was discontinued in 1995.

•“Excitebike” was one of the original 17 “Black Box” titles released during the NES launch.

•In addition to the five tracks offered by the game — each with different obstacles and details — “Excitebike” was “the first game to offer a user-created content feature,” allowing users to create their own tracks.

•IGN ranked “Excitebike” 14 on their list of the top 100 NES games.

•“Excitebike” has been adapted to multiple consoles in the years since its initial release, including the Game Boy Advance, Wii, Wii U, and Nintendo Switch.

•“Excitebike” sold over 4 million copies, placing it in the top ten for sales of NES games.

•The Underlying Asset has been issued a grade of 9.6 A++ by Wata with Certification No. 579715-001.

Notable Features

•The Underlying Asset is a 1985 NES Excitebike Video Game graded Wata 9.6 A++.

•The Underlying Asset is 1 of 2 1985 NES Excitebike Video Game Hangtab examples graded by Wata.

Notable Defects

•The Underlying Asset shows signs of wear consistent with its condition grade from Wata Games.

Details

Series 1985 NES Excitebike Video Game
Game	Excitebike
System	NES
Manufacturer	Nintendo
Production Year	1985
Box Variant	Hangtab, NES TM
Rarity	1 of 2 (Hangtab)
Authentication	Wata Games
Box Grade	9.6
Seal Rating	A++
Certification No.	579715-001

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1985 NES Excitebike Video Game going forward.

USE OF PROCEEDS – SERIES #EINSTEIN2

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #EINSTEIN2 Asset Cost (1)	$70,000	87.50%
	Interests issued to Asset Seller as part of total consideration (1)	$0	0.00%
	Cash on Series Balance Sheet	$300	0.38%
	Brokerage Fee	$800	1.00%
	Offering Expenses (2)	$600	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.13%
	Marketing Materials	$200	0.25%
	Refurbishment & maintenance	$836	1.05%
	Sourcing Fee	$7,164	8.95%
	Total Fees and Expenses	$9,700	12.13%
	Total Proceeds	$80,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.267 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	3/17/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$70,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$0
Asset Seller Specifics	None
Acquisition Expenses	$1,136

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES 1948 ALBERT EINSTEIN LETTER ON GOD

Investment Overview

•Upon completion of the Series #EINSTEIN2 Offering, Series #EINSTEIN2 will purchase a 1948 Albert Einstein Typed and Signed Letter On God for Series #EINSTEIN2 (The “Series 1948 Albert Einstein Letter On God” or the “Underlying Asset” with respect to Series #EINSTEIN2, as applicable), the specifications of which are set forth below.

•Albert Einstein was a German-born physicist known for his theory of relativity and equation E = mc2, and other contributions to the bedrock of modern science such as the atomic underpinnings of Brownian motion and his application of quantum theory to explain the photoelectric effect. He is widely considered one of the most influential scientists, if not people, of the 20th century.

•Einstein’s complicated beliefs on the existence and definition of God have led to decades of debates over his true opinions, with those on either side of the debate producing ample material for his belief one way or the other. He was frequently asked to opine on the topic, and his many remarks to the validity of the arguments for and against God have become oft-cited pieces of philosophy and the source of rigorous discussion.

•The Underlying Asset is a 1948 Albert Einstein Typed and Signed Letter On God.

Asset Description

Overview & Authentication

•Albert Einstein was born in Württemberg, Germany, on March 14, 1879.

•Einstein moved with his family to Italy, and in 1896 he entered the Swiss Federal Polytechnic School in Zurich to study physics and math to become a teacher.

•After Einstein received his diploma in 1901, unable to find a job as a teacher, he began working in the Swiss Patent Office.

•In 1905, Einstein received his PhD from the University of Zurich,

•While working in the patent office, Einstein had time “to ponder big questions in physics” after his duties were finished reviewing applications. The theories first articulated by Einstein during 1905 would later make this period in his life known as his “miracle year”: “describing the atomic underpinnings of Brownian motion,” first positing his famous theory of special relativity and E = mc2, and using quantum theory to “explain the photoelectric effect.”

•In 1908, Einstein was appointed “Privatdozent” (“a private teacher or lecturer recognized by the university but receiving no compensation from it, being remunerated by fees”) in Berne.

•In 1909, Einstein was named “Professor Extraordinary” (“In Germany, professor without chair, often in a side-area, or being subordinated to a professor with chair”) at Zurich.

•In 1911, Einstein became a Professor of Theoretical Physics in Prague.

•In 1914, Einstein was appointed “Director of the Kaiser Wilhelm Physical Institute and Professor in the University of Berlin.”

•In 1916, Einstein published his paper on the general theory of relativity, which earned him worldwide acclaim after other scientists affirmed his conclusions, particularly Arthur Eddington’s observation of a solar eclipse.

•In 1914, Einstein became a German citizen, until he renounced his citizenship in 1933 (he was of Jewish heritage) and moved to Princeton as a member of the Institute for Advanced Study.

•In 1921, Einstein received the Nobel Prize in Physics for his work applying quantum theory to explain the photoelectric effect.

•Einstein’s scientific work influenced the Manhattan Project, though he was denied a security clearance in July 1940 due to his “pacifist tendencies.”

•In 1939, Einstein helped write a letter to President Roosevelt warning of the danger of German nuclear research and the implications of the Nazis obtaining such power. This letter, known as the “Einstein-Szilard letter,” spurred the U.S. to embark on the Manhattan Project and eventually develop the atomic bomb.

•Einstein would later explain in an interview with Newsweek that he regretted his involvement in the development of the bomb, saying: "had I known that the Germans would not succeed in developing an atomic bomb, I would have done nothing.”

•In 1945, Einstein retired from his post at Princeton.

•After World War Two, Einstein became a leading figure in the World Government Movement, an organization and idea advocating that all humankind united under one common political authority.” His work also shifted to the pursuit of controlling nuclear proliferation. During this time, he was offered the position of President of Israel (which he declined) and co-founded the Hebrew University of Jerusalem.

•According to the Nobel Prize website: “Einstein always appeared to have a clear view of the problems of physics and the determination to solve them. He had a strategy of his own and was able to visualize the main stages on the way to his goal. He regarded his major achievements as mere stepping-stones for the next advance.”

•Einstein died on April 18, 1955.

•Throughout his life, particularly as he emerged as the leading intellectual of his time, Einstein’s thoughts and theories on the existence or lack of existence of God became highly influential, controversial, and analyzed. In December 1926, in a letter to German physicist Max Born, Einstein wrote that quantum mechanics “produces a good deal but hardly brings us closer to the secret of the Old One… I am at all events convinced that He does not play dice."

•Einstein’s relationship with religion was colored by his parent’s Jewish secularism, as well as the persecution and tide of anti-Semitism rising around the world during much of his life. Though at one point “a dutiful, observant Jew,” his reading of philosophers such as Kant, Hume, and Austrian physicist Ernst Mach, “mercilessly exposed the conflict between science and scripture.”

•Even Mach’s “empiricist” vision of science and “rejection of absolute space and time” steered Einstein further into secularism as he devised his special theory of relativity. He later wrote: "Mach was as good at mechanics as he was wretched at philosophy."

•Debate over Einstein’s true feelings over the existence of God in some shape and form are complicated and difficult to parse: “the belief in God that he had carried with him from his brief flirtation with Judaism became the foundation on which he constructed his philosophy.”

•He took a “realist” stance, which he explained by saying: "I have no better expression than the term 'religious' for this trust in the rational character of reality and in its being accessible, at least to some extent, to human reason."

•An important distinction for Einstein regardless of his belief in God was that it was one of nature and not religion. Spinoza, who famously shared a conception of God as one with nature, aligned with Einstein’s own beliefs. "I believe in Spinoza's God, who reveals himself in the lawful harmony of all that exists, but not in a God who concerns himself with the fate and the doings of mankind." He also declared “I’m not an atheist and I don’t think I can call myself a pantheist,” when asked to define God.

•Einstein did not believe in free will either: "Everything is determined, the beginning as well as the end, by forces over which we have no control … we all dance to a mysterious tune, intoned in the distance by an invisible player."

•In 1952, Einstein wrote to a Jewish philosopher named Eric Gutkind: “The word God is for me nothing more than the expression and product of human weaknesses, the Bible a collection of honourable, but still primitive legends which are nevertheless pretty childish.”

•Shortly before his death in February 1954, Einstein wrote the following in a letter to American physicist David Bohm: "If God created the world, his primary concern was certainly not to make its understanding easy for us."

•This thinking became a point of contention between Einstein and many religious communities, including the Jewish community in Amsterdam, from which he was excommunicated.

•Einstein’s life-long love of music was perhaps the closest he came to embracing the diving in a conventional sense. After an April 1930 concert in Berlin, watching the Berlin Philharmonic /orchestra play Bach, Beethoven, and Brahms, Einstein is supposed to have remarked: “Now I know there is a God in heaven.”

•Despite Einstein’s many declarations of his beliefs on the matter, large amounts of religious people the world over had trouble believing that the world’s foremost ‘genius’ would not believe in a religious God. Einstein’s use of God and seemingly religious terms in the explanation of his physics led his friend Niels Bohr to endlessly reprimand him for “constantly telling God what he could do.”

•In a 2018 piece in Prospect, the magazine wrote: “In the order, beauty and intelligibility of creation, he found signs of the ‘God’ he also heard throughout his life in music.”

•Prospect also concluded their piece on Einstein and God by writing: “Einstein, then, offers scant consolation to either party in this debate. His cosmic religion and distant deistic God of cosmic order and elegance fits neither the agenda of religious believers or that of tribal atheists. As so often during his life, he refused and disturbed the accepted categories.”

•There are many instances of Einstein quotes throughout the years used to argue that he was, in some sense, a theist. He once said: “Every attempt to reduce ethics to scientific formulae must fail.” At a charity dinner during World War Two, Einstein spoke of the people who believe there is no God, saying: “But what really make me angry is that they quote me for support of such views… There are fanatical atheists whose intolerance is of the same kind as the intolerance of the religious fanatics.”

•Einstein summed up his dichotomy of the rejection of religion without an outright rejection of spirituality with the following quote: “What I see in Nature is a magnificent structure that we can comprehend only very imperfectly, and that must fill a thinking person with a feeling of "humility." This is a genuinely religious feeling that has nothing to do with mysticism.”

•The Underlying Asset is accompanied by a signed letter of authenticity from James Spence Authentication.

Notable Features

•The Underlying Asset is a 1948 Albert Einstein Typed and Signed Letter On God.

•The Underlying Asset is printed on one page blind stamped personal Princeton letterhead measuring 8.5 X 11.

•The Underlying Asset is dated September 25, 1948.

•The Underlying Asset consists of the following text: “I believe the idea of a personal God is too anthropomorphic and childlike to be considered seriously. We have to content ourselves with that modest insight which is accessible to us.”

•The Underlying Asset contains the following salutations: “Sincerely yours,” followed by Albert Einstein’s signed signature and printed name: “Albert Einstein.”

•The Underlying Asset is written in English, which is notable because most of his letters were written in German.

Notable Defects

•The Underlying Asset exhibits usual folds, slight toning, otherwise fine.

Details

Series 1948 Albert Einstein Letter On God
Memorabilia Type	Signed Letter
Author	Albert Einstein
Signature	Albert Einstein
Year	1948

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series 1948 Albert Einstein Letter On God going forward.

USE OF PROCEEDS – SERIES #METEORITE

We estimate that the gross proceeds of the Series Offering (including from Series Interests acquired by the Manager) will be approximately the amount listed in the Use of Proceeds Table assuming the full amount of the Series Offering is sold, and will be used as follows:

	Use of Proceeds Table	Dollar Amount	Percentage of Gross Cash Proceeds
	Uses
	Cash Portion of the #METEORITE Asset Cost (1)	$185,000	52.86%
	Interests issued to Asset Seller as part of total consideration (1)	$87,500	25.00%
	Cash on Series Balance Sheet	$300	0.09%
	Brokerage Fee	$3,500	1.00%
	Offering Expenses (2)	$2,625	0.75%
Acquisition Expenses (3)	Accrued Interest	$0	0.00%
	Finder Fee	$0	0.00%
	Authentication Expense	$0	0.00%
	Transport from Seller to Warehouse incl. associated Insurance (as applicable)	$100	0.03%
	Marketing Materials	$200	0.06%
	Refurbishment & maintenance	$0	0.00%
	Sourcing Fee	$70,775	20.22%
	Total Fees and Expenses	$77,200	22.06%
	Total Proceeds	$350,000	100.00%

(1)Consists of an agreement listed in the Series Detail Table with the Asset Seller to be paid in full at the expiration date of the agreement listed in the Series Detail Table.

(2)Solely in connection with the offering of the Series Interests, the Manager has assumed and will not be reimbursed for Offering Expenses, except for expenses related to the Custody Fee, which will be paid through the proceeds of the Series Offering.

(3)To the extent that Acquisition Expenses are lower than anticipated, any overage would be maintained in an operating account for future Operating Expenses.

On the date listed in the Series Detail Table, the Company entered into the agreement listed in the Series Detail Table regarding the Series with the Asset Seller for the Cash Portion of the Asset Cost listed in the Use of Proceeds Table. A copy of the purchase agreement is attached as Exhibit 6.268 hereto.

Upon the Closing of the Offering, proceeds from the sale of the Series Interests will be distributed to the account of the Series. The Series will complete the agreement and pay the Asset Seller the amounts listed in the Series Detail Table.

Series Detail Table
Agreement Type	Purchase Agreement
Date of Agreement	4/6/2021
Expiration Date of Agreement	N/A
Down-payment Amount	$0
Installment 1 Amount	$185,000
Installment 2 Amount	$0
Interests issued to Asset Seller as part of total consideration	$87,500
Asset Seller Specifics	None
Acquisition Expenses	$300

In addition to the costs of acquiring the Underlying Asset, proceeds from the Series Offering will be used to pay the following, listed in the Series Detail Table and the Use of Proceeds Table above (i) the Brokerage Fee to the BOR as consideration for providing certain broker-dealer services to the Company in connection with this Series Offering, (ii) the Offering Expenses related to the anticipated Custody Fee, (iii) the Acquisition Expenses, including but not limited to the items described in the Use of Proceeds Table above, except as to the extent that Acquisition Expenses are lower than anticipated, any overage will be maintained in an operating account for future Operating Expenses, and (iv) the Sourcing Fee to the Manager as consideration for assisting in the sourcing of the Series.  Of the proceeds of the Series Offering, the Cash on Series Balance Sheet listed in the Use of Proceeds Table will remain in the operating account of the Series for future Operating Expenses.

The allocation of the net proceeds of this Series Offering set forth above, represents our intentions based upon our current plans and assumptions regarding industry and general economic conditions, our future revenues and expenditures.  The amounts and timing of our actual expenditures will depend upon numerous factors, including market conditions, cash generated by our operations, business developments, and related rate of growth.  The Manager reserves the right to modify the use of proceeds based on the factors set forth above.  The Company is not expected to keep any of the proceeds from the Series Offering.  The Series is expected to keep Cash on the Series Balance Sheet in the amount listed in the Use of Proceeds Table from the proceeds of the Series Offering for future Operating Expenses.  In the event that less than the Maximum Series Interests are sold in connection with the Series Offering, the Manager may pay, and not seek reimbursement for, the Brokerage Fee, Offering Expenses and Acquisition Expenses and may waive the Sourcing Fee.

DESCRIPTION OF SERIES LUNAR METEORITE SPECIMEN

Investment Overview

•Upon completion of the Series #METEORITE Offering, Series #METEORITE will purchase a Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon for Series #METEORITE (The “Series Lunar Meteorite Specimen” or the “Underlying Asset” with respect to Series #METEORITE, as applicable), the specifications of which are set forth below.

•Lunar meteorites are extraterrestrial rocks (or other metal-rich objects) which fall onto Earth from the Moon.

•Recently the field of meteoritics and the interest in meteorite samples have increased as researchers have recovered more specimens, largely in deserts in Northern Africa.

•The Underlying Asset is a Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon.

Asset Description

Overview & Authentication

•Between 98-99 percent of the crystalline material of the lunar crust is made up of four minerals: plagioclase feldspar, pyroxene, olivine, and ilmenite. “The remaining 1-2% is largely potassium feldspar, oxide minerals such as chromite, pleonaste, and rutile, calcium phosphates, zircon, troilite, and iron metal. Many other minerals have been identified, but most are rare and occur only as very small grains interstitial to the four major minerals and cannot be seen with the naked eye.”

•Feldspar is a group of “alumino-silicate minerals; common in the crusts of the Earth and Moon.”

•“Most of the lunar crust, that part called the Feldspathic Highlands Terrane or simply the feldspathic highlands, consists of rocks that are rich in a particular variety of plagioclase feldspar known as anorthite. As a consequence, rocks of the lunar crust are said to be anorthositic because they are plagioclase-rich rocks…”

•The feldspathic crust of the Moon is estimated to have begun to form sometime around 4.5 billion years ago.

•While the felspathic crust of the Moon was forming, “it experienced intense bombardment from meteoroids and asteroids.” This resulted in rocks from the lunar crust breaking apart and reforming due to the impacts.

•As of July 2019, Christie’s estimated that 306 lunar meteorites were currently known, though many specimens actually originate from the same meteorite which could decrease the number of true lunar meteorites significantly — Christie’s estimates the number in 2019 was “closer to 155.”

•According to Christie’s, “From the existing samples on Earth, only about 0.4 per cent of known meteorites are lunar; they are so scarce that, to date, none have been found in Europe, Asia, North America or South America. In fact, about 12 per cent of recovered lunar meteorites are from Antarctica, and will most likely never be available to the general public.”

•The Meteoritical Bulletin is the primary and official source for information about newly found meteorites, containing listings “of all newly recognized and reclassified meteorites, as accepted by the Nomenclature Committee of the Meteoritical Society. It is published formally once or twice a year, but its actions are made available more frequently through the Meteorite Bulletin Database.”

•The Underlying Asset is accompanied by an electron microprobe analysis conducted by Anthony J. Irving, Ph.D, an affiliate professor at the University of Washington College of the Environment specializing in igneous petrology, geochemistry, and meteoritics.

Notable Features

•The Underlying Asset is a Lunar Meteorite Specimen Feldspathic Lunar Anorthositic Breccia from the Moon.

•The Underlying Asset weighs 4.63 kg.

•The Underlying Asset is confirmed to have originated on the Moon.

•The Underlying Asset is in process for submission to the Meteoritical Bulletin with an official name forthcoming.

•The Underlying Asset is composed of more than 95% volume of anorthitic plagioclase as both polymineralic lithic clasts (including anorthosite and plagioclase-rich basalt) plus fragmental single mineral grains within a fine-grained matrix.

•The Underlying Asset’s most common mafic mineral is olivine and also includes orthopyroxene, pigeonite, and augite. In addition, accessory Ti-chromite, troilite, rare armalcolite and minor secondary barite.

•According to the assessment of the Underlying Asset by Anthony J. Irving, Ph.D, the lunar origin of the Underlying Asset has been established due to its close similarity to samples from the moon returned from NASA’s Apollo missions. The highly anorthitic plagioclase and elevated FeO/MnO ratios of olivine and pyroxenes are vital components that were used to draw this conclusion.

Notable Defects

•The Underlying Asset has not been modified from the condition in which it was discovered and retrieved.

Details

Series Lunar Meteorite Specimen
Memorabilia Type	Lunar Meteorite
Composition by Volume	Over 95% anorthitic plagioclase
Mafic Minerals	Olivine, orthopyroxene, pigeonite, and augite.
Accessory Components	Ti-chromite, troilite, rare armalcolite, and minor secondary barite
Authentication	Electron microprobe analysis, Anthony J. Irving, Ph.D.
Origin	Moon
Discovery Location	Northwest Africa

Depreciation

The Company treats Memorabilia Assets as collectible and therefore will not depreciate or amortize the Series Lunar Meteorite Specimen going forward.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

We have devoted substantially all our efforts to establishing our business and principal operations, which commenced in early 2019. Because of the early stage nature of the Company’s and the Manager’s business the reported financial information herein will likely not be indicative of future operating results or operating conditions. We are in large part reliant on the Asset Manager and its employees to grow and support our business. There are a number of key factors that will potentially impact our operating results going forward including the Asset Manager’s ability to:

-continue to source high quality Memorabilia Assets at reasonable prices to securitize through the Platform;

-market the Platform and the Offerings in individual Series of the Company and attract Investors to the Platform to acquire the Interests issued by Series of the Company;

-find and retain operating partners to support the regulatory and technology infrastructure necessary to operate the Platform;

-continue to develop the Platform and provide the information and technology infrastructure to support the issuance of Interests in Series of the Company; and

-find operating partners to manage the collection of Underlying Assets at a decreasing marginal cost per asset.

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. We will update the appropriate disclosure at such time as revenue models have been developed.

At the time of this filing all of the Series designated as closed in the Master Series Table have commenced operations, are capitalized and have assets and various Series have liabilities. All assets and liabilities related to the Series described in the Master Series Table will be the responsibility of the Series from the time of the Closing of the respective Offerings. All Series highlighted in gray in the Master Series Table have not had a Closing, but we have, or are in the process of launching, these and subsequent Offerings for additional Series. Series whose Underlying Assets have been sold will subsequently be dissolved and are highlighted in orange in the Master Series Table.

Historical Investments in Underlying Assets

We provide investment opportunities in Memorabilia Assets to Investors through the Platform, financed through various methods including loans from officers of the Manager or other third-parties when we purchase an Underlying Asset prior to the Closing of an Offering, and through purchase option agreements negotiated with third-parties or affiliates when we finance the purchase of an Underlying Asset with the proceeds of an Offering. Additional information can be found below and in the Master Series Table.

We received multiple loans or payments from various parties to support the financing of the acquisition of the Underlying Assets for which the details are listed in the tables below. Such payments or loans have been or will be repaid from the proceeds of successful Series’ initial Offering, if necessary. Upon completion of the Offering of each of the Series of Interests, it is proposed that each of these Series shall acquire their respective Underlying Assets for the aggregate consideration consisting of cash and Interests as the authorized officers of the Manager may determine in their reasonable discretion in accordance with the disclosures set forth in these Series’ Offering documents. In various instances, as noted in the tables below, the Asset Seller is issued Interests in a particular Series as part of the total purchase consideration to the Asset Seller. In addition, there are instances where the Company finances an acquisition through the proceeds of the Offering, in the case of a purchase option, and as such requires no additional financing or only financing to make an initial down payment, as the case may be.

The Company incurred the “Acquisition Expenses”, which include transportation of the Memorabilia Assets to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy, listed in the tables below, the majority of which are capitalized into the purchase prices of the various Underlying Assets. Acquisition Expenses such as interest expense on a loan to finance an acquisition or marketing expenses related to the promotional materials created for an Underlying Asset are not capitalized. The Acquisition Expenses are generally initially funded by the Manager or its affiliates but will be reimbursed with the proceeds from an Offering related to such Series to the extent described in the applicable Offering documents. In the event that certain Acquisition Expenses are anticipated prior to the Closing of an Offering but are incurred only after the Closing, for example transportation fees related to transportation from the Asset Seller to the Company’s storage facility, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering.

“Current Period” refers to the time period between January 1, 2020 and December 31, 2020. “Prior Period” refers to the time period between January 3, 2019 (inception) and December 31, 2019.

Current Period

During the Current Period we have entered into agreements, had Closings, and incurred Acquisition Expenses as listed in the table below.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#75ALI	Purchase Agreement / 10/16/2019	12/29/2019	$44,000	$0	$0	$0	$0	0%	$47
#APROAK	Upfront Purchase / 10/18/2019	1/2/2020	$72,500	$0	$0	$0	$0	0%	$0
#88JORDAN	Purchase Agreement / 10/16/2019	1/27/2020	$20,000	$0	$0	$0	$0	0%	$47
#BIRKINBOR	Purchase Option Agreement / 11/20/2019	2/20/2020	$50,000	$0	$37,500	$0	$0	0%	$47
#33RUTH	Upfront Purchase / 11/26/2019	2/26/2020	$74,000	$0	$0	$0	$0	0%	$47
#SPIDER1	Purchase Option Agreement / 11/27/2019	3/4/2020	$20,000	$0	$15,000	$0	$0	0%	$47
#BATMAN3	Purchase Option Agreement / 11/27/2019	3/4/2020	$75,000	$0	$56,250	$0	$0	0%	$47
#ROOSEVELT	Purchase Option Agreement / 07/30/2019	3/10/2020	$17,000	$0	$0	$0	$0	0%	$0
#ULYSSES	Purchase Option Agreement / 07/30/2019	3/10/2020	$22,000	$0	$0	$0	$0	0%	$100
#56MANTLE	Upfront Purchase / 11/26/2019	3/11/2020	$9,000	$0	$0	$0	$0	0%	$0
#AGHOWL	Purchase Option Agreement / 07/30/2019	3/11/2020	$15,500	$0	$0	$0	$0	0%	$297
#98JORDAN	Purchase Option Agreement / 04/26/2019	3/22/2020	$120,000	$0	$0	$0	$0	0%	$0
#18ZION	Upfront Purchase / 10/16/2019	4/2/2020	$13,500	$0	$0	$0	$0	0%	$0
#SNOOPY	Upfront Purchase / 11/05/2019	4/7/2020	$24,000	$0	$0	$0	$0	0%	$0
#APOLLO11	Upfront Purchase / 10/16/2019	4/19/2020	$30,000	$0	$0	$0	$0	0%	$0
#24RUTHBAT	Purchase Agreement / 11/21/2019	5/3/2020	$250,000	$0	$200,000	$0	$0	0%	$47

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#YOKO	Purchase Option Agreement / 07/30/2019	5/11/2020	$12,500	$0	$0	$0	$0	0%	$0
#86JORDAN	Upfront Purchase / 02/18/2020	5/13/2020	$38,000	$0	$38,000	$0	$0	0%	$0
#RUTHBALL1	Purchase Agreement / 02/05/2020	5/24/2020	$27,000	$0	$27,000	$0	$0	0%	$0
#HULK1	Purchase Agreement / 02/05/2020	5/24/2020	$87,000	$0	$87,000	$0	$0	0%	$0
#HIMALAYA	Purchase Option Agreement / 11/20/2019	5/27/2020	$130,000	$0	$97,500	$0	$0	0%	$47
#55CLEMENTE	Purchase Agreement / 02/05/2020	6/4/2020	$36,000	$0	$36,000	$0	$0	0%	$0
#38DIMAGGIO	Purchase Agreement / 02/05/2020	6/4/2020	$20,000	$0	$20,000	$0	$0	0%	$0
#BOND1	Upfront Purchase / 01/13/2020	6/12/2020	$37,000	$0	$37,000	$0	$0	0%	$137
#LOTR	Upfront Purchase / 01/16/2020	6/12/2020	$27,500	$0	$27,500	$0	$0	0%	$137
#CATCHER	Upfront Purchase / 01/14/2020	6/12/2020	$11,500	$0	$11,500	$0	$0	0%	$137
#SUPER21	Purchase Option Agreement / 03/16/2020	6/17/2020	$7,000	$0	$7,000	$0	$0	0%	$0
#BATMAN1	Purchase Agreement / 02/05/2020	6/18/2020	$68,500	$0	$68,500	$0	$0	0%	$66
#GMTBLACK1	Upfront Purchase / 02/20/2020	6/25/2020	$25,000	$0	$25,000	$0	$0	0%	$66
#BIRKINTAN	Purchase Option Agreement / 03/30/2020	6/25/2020	$25,000	$0	$25,000	$0	$0	0%	$0
#61JFK	Purchase Agreement / 05/05/2020	7/7/2020	$16,250	$0	$16,250	$0	$0	0%	$166
#50JACKIE	Upfront Purchase / 03/03/2020	7/8/2020	$9,200	$0	$9,200	$0	$0	0%	$66
#POKEMON1	Upfront Purchase / 03/02/2020	7/8/2020	$118,000	$0	$118,000	$0	$0	0%	$66
#LINCOLN	Purchase Agreement / 05/05/2020	7/9/2020	$64,000	$0	$64,000	$0	$0	0%	$991
#STARWARS1	Purchase Agreement / 05/18/2020	7/14/2020	$10,000	$0	$10,000	$0	$0	0%	$131
#56TEDWILL	Purchase Agreement / 04/15/2020	7/26/2020	$80,000	$0	$80,000	$0	$0	0%	$80

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#68MAYS	Purchase Agreement / 04/15/2020	7/26/2020	$32,000	$0	$32,000	$0	$0	0%	$80
#TMNT1	Purchase Option Agreement / 04/30/2020	7/30/2020	$59,000	$0	$59,000	$0	$0	0%	$730
#CAPTAIN3	Purchase Option Agreement / 03/16/2020	7/30/2020	$35,500	$0	$35,500	$0	$0	0%	$66
#51MANTLE	Purchase Agreement / 04/15/2020	7/30/2020	$29,500	$0	$29,500	$0	$0	0%	$80
#CHURCHILL	Upfront Purchase / 03/06/2020	8/6/2020	$6,500	$0	$6,500	$0	$0	0%	$180
#SHKSPR4	Purchase Agreement / 02/20/2020	8/6/2020	$105,000	$0	$105,000	$0	$0	0%	$305
#03KOBE	Purchase Agreement / 06/25/2020	8/16/2020	$44,000	$0	$44,000	$0	$0	0%	$140
#03LEBRON	Purchase Agreement / 04/15/2020	8/16/2020	$25,000	$0	$25,000	$0	$0	0%	$80
#03JORDAN	Purchase Agreement / 04/15/2020	8/16/2020	$33,000	$0	$33,000	$0	$0	0%	$80
#39TEDWILL	Purchase Agreement / 07/07/2020	8/24/2020	$27,750	$0	$27,750	$0	$0	0%	$0
#94JETER	Purchase Agreement / 06/25/2020	8/24/2020	$39,000	$0	$39,000	$0	$0	0%	$140
#2020TOPPS	Purchase Option Agreement / 07/09/2020	8/25/2020	$98,000	$0	$48,000	$0	$50,000	50%	$0
#FANFOUR1	Purchase Option Agreement / 03/03/2020	9/2/2020	$100,000	$0	$100,000	$0	$0	0%	$129
#86RICE	Purchase Agreement / 06/25/2020	9/15/2020	$20,000	$0	$20,000	$0	$0	0%	$140
#DAREDEV1	Purchase Agreement / 05/18/2020	9/15/2020	$9,500	$0	$9,500	$0	$0	0%	$80
#85MARIO	Purchase Option Agreement / 04/22/2020	9/15/2020	$140,000	$0	$140,000	$0	$0	0%	$140
#TOS39	Purchase Agreement / 07/01/2020	9/15/2020	$120,000	$0	$120,000	$0	$0	0%	$140
#05LATOUR	Purchase Agreement / 05/18/2020	9/15/2020	$7,442	$0	$7,442	$0	$0	0%	$170
#16SCREAG	Purchase Agreement / 05/18/2020	9/15/2020	$31,944	$0	$31,944	$0	$0	0%	$170
#14DRC	Purchase Agreement / 05/18/2020	9/15/2020	$45,980	$0	$45,980	$0	$0	0%	$170

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#57MANTLE	Purchase Agreement / 07/07/2020	9/21/2020	$8,000	$0	$8,000	$0	$0	0%	$202
#FAUBOURG	Purchase Option Agreement / 03/30/2020	9/21/2020	$115,000	$0	$115,000	$0	$0	0%	$140
#SOBLACK	Purchase Option Agreement / 03/30/2020	10/1/2020	$50,000	$0	$50,000	$0	$0	0%	$333
#GATSBY	Purchase Option Agreement / 05/11/2020	10/1/2020	$185,000	$0	$185,000	$0	$0	0%	$180
#93DAYTONA	Purchase Agreement / 07/02/2020	10/1/2020	$37,000	$0	$37,000	$0	$0	0%	$0
#09TROUT	Purchase Agreement / 07/30/2020	10/8/2020	$225,000	$0	$225,000	$0	$0	0%	$202
#57STARR	Purchase Agreement / 07/07/2020	10/8/2020	$8,000	$0	$8,000	$0	$0	0%	$202
#AF15	Purchase Agreement / 07/16/2020	10/19/2020	$189,000	$0	$189,000	$0	$0	0%	$202
#03KOBE2	Purchase Agreement / 09/03/2020	10/22/2020	$21,000	$0	$21,000	$0	$0	0%	$229
#JOBSMAC	Upfront Purchase / 07/27/2020	10/22/2020	$35,000	$0	$35,000	$0	$0	0%	$432
#16PETRUS	Purchase Agreement / 05/18/2020	11/3/2020	$38,236	$0	$38,236	$0	$0	0%	$170
#ALICE	Purchase Option Agreement / 06/01/2020	11/3/2020	$9,200	$0	$9,200	$0	$0	0%	$180
#SPIDER10	Purchase Agreement / 07/28/2020	11/3/2020	$18,000	$0	$18,000	$0	$0	0%	$202
#62MANTLE	Purchase Agreement / 06/25/2020	11/4/2020	$132,000	$0	$132,000	$0	$0	0%	$140
#BATMAN6	Purchase Agreement / 05/18/2020	11/4/2020	$23,500	$0	$23,500	$0	$0	0%	$80
#CLEMENTE2	Purchase Agreement / 07/23/2020	11/9/2020	$60,000	$0	$60,000	$0	$0	0%	$202
#79STELLA	Purchase Agreement / 07/31/2020	11/16/2020	$61,500	$0	$61,500	$0	$0	0%	$0
#TKAM	Purchase Agreement / 04/27/2020	11/16/2020	$28,500	$0	$28,500	$0	$0	0%	$166
#SUPER14	Purchase Agreement / 06/18/2020	11/16/2020	$120,000	$0	$120,000	$0	$0	0%	$140
#DIMAGGIO2	Upfront Purchase / 09/23/2020	11/18/2020	$17,625	$0	$17,625	$0	$0	0%	$308

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#13BEAUX	Purchase Agreement / 08/10/2020	11/23/2020	$21,877	$0	$21,877	$0	$0	0%	$344
#88MARIO	Purchase Agreement / 09/23/2020	11/23/2020	$25,000	$0	$25,000	$0	$0	0%	$229
#ANMLFARM	Upfront Purchase / 03/13/2020	11/23/2020	$8,700	$0	$8,700	$0	$0	0%	$166
#NASA1	Purchase Agreement / 08/20/2020	11/25/2020	$250,000	$0	$250,000	$0	$0	0%	$4,687
#00BRADY	Upfront Purchase / 10/04/2020	11/30/2020	$35,123	$0	$35,123	$0	$0	0%	$289
#85NES	Purchase Agreement / 09/18/2020	11/30/2020	$26,000	$0	$26,000	$0	$0	0%	$459
#04LEBRON	Purchase Agreement / 09/18/2020	12/7/2020	$44,000	$0	$44,000	$0	$0	0%	$229
#85JORDAN	Purchase Agreement / 09/29/2020	12/7/2020	$240,000	$0	$240,000	$0	$0	0%	$0
#69KAREEM	Upfront Purchase / 10/04/2020	12/7/2020	$23,200	$0	$23,200	$0	$0	0%	$289
#59JFK	Purchase Agreement / 07/23/2020	12/7/2020	$23,000	$0	$23,000	$0	$0	0%	$302
#JUSTICE1	Purchase Agreement / 07/10/2020	12/7/2020	$190,000	$0	$190,000	$0	$0	0%	$202
#GRAPES	Purchase Agreement / 07/27/2020	12/14/2020	$31,000	$0	$31,000	$0	$0	0%	$302
#GOLDENEYE	Upfront Purchase / 09/24/2020	12/14/2020	$22,800	$0	$22,800	$0	$0	0%	$316
#03LEBRON2	Upfront Purchase / 10/21/2020	12/14/2020	$90,100	$0	$90,100	$0	$0	0%	$307
#34GEHRIG	Upfront Purchase / 10/04/2020	12/14/2020	$29,676	$0	$29,676	$0	$0	0%	$289
#98KANGA	Purchase Agreement / 10/29/2020	12/14/2020	$150,000	$0	$150,000	$0	$0	0%	$180
#06BRM	Purchase Agreement / 08/10/2020	12/14/2020	$15,720	$0	$15,720	$0	$0	0%	$344
#MOONSHOE	Upfront Purchase / 10/13/2020	12/14/2020	$150,000	$0	$150,000	$0	$0	0%	$180
#DUNE	Purchase Agreement / 06/18/2020	12/22/2020	$10,500	$0	$10,500	$0	$0	0%	$240
#86FLEER	Upfront Purchase / 11/02/2020	12/22/2020	$146,400	$0	$146,400	$0	$0	0%	$242
#58PELE2	Upfront Purchase / 11/02/2020	12/22/2020	$22,800	$0	$22,800	$0	$0	0%	$242
#WILDGUN	Purchase Agreement / 09/18/2020	12/22/2020	$24,000	$0	$24,000	$0	$0	0%	$229

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#18LAMAR	Upfront Purchase / 11/02/2020	12/29/2020	$54,000	$0	$54,000	$0	$0	0%	$242
#03TACHE	Purchase Agreement / 08/18/2020	1/13/2021	$70,192	$0	$70,192	$0	$0	0%	$344
#AVENGE57	Purchase Agreement / 07/28/2020	1/13/2021	$17,000	$0	$17,000	$0	$0	0%	$202
#99TMB2	Upfront Purchase / 10/27/2020	1/13/2021	$50,300	$0	$50,300	$0	$0	0%	$260
#AVENGERS1	Purchase Agreement / 06/18/2020	1/13/2021	$250,000	$0	$250,000	$0	$0	0%	$140
#13GIANNIS	Upfront Purchase / 10/21/2020	1/13/2021	$19,600	$0	$19,600	$0	$0	0%	$307
#04MESSI	Upfront Purchase / 11/02/2020	1/13/2021	$39,600	$0	$39,600	$0	$0	0%	$242
#PUNCHOUT	Purchase Agreement / 11/10/2020	1/13/2021	$80,000	$0	$80,000	$0	$0	0%	$152
#BULLSRING	Upfront Purchase / 10/27/2020	1/13/2021	$249,600	$0	$249,600	$0	$0	0%	$242
#70AARON	Upfront Purchase / 10/14/2020	1/13/2021	$16,122	$0	$16,122	$0	$0	0%	$260
#96CHARZRD	Upfront Purchase / 11/25/2020	1/13/2021	$57,877	$0	$57,877	$0	$0	0%	$321
#ICECLIMB	Upfront Purchase / 11/04/2020	1/13/2021	$70,000	$0	$70,000	$0	$0	0%	$242
#01TIGER	Upfront Purchase / 11/23/2020	1/13/2021	$15,600	$0	$15,600	$0	$0	0%	$234
#JUNGLEBOX	Upfront Purchase / 11/30/2020	1/19/2021	$30,100	$0	$30,100	$0	$0	0%	$182
#51HOWE	Upfront Purchase / 11/02/2020	1/19/2021	$39,600	$0	$39,600	$0	$0	0%	$0
#09COBB	Upfront Purchase / 10/22/2020	1/19/2021	$27,600	$0	$27,600	$0	$0	0%	$233
#96JORDAN2	Upfront Purchase / 12/07/2020	1/19/2021	$47,880	$0	$47,880	$0	$0	0%	$768
#THOR	Purchase Agreement / 09/16/2020	1/25/2021	$195,000	$0	$195,000	$0	$0	0%	$229
#FOSSILBOX	Upfront Purchase / 11/19/2020	1/25/2021	$18,000	$0	$18,000	$0	$0	0%	$45
#59FLASH	Upfront Purchase / 12/17/2020	1/25/2021	$58,000	$0	$58,000	$0	$0	0%	$33
#POKEBLUE	Purchase Agreement / 11/10/2020	1/27/2021	$20,000	$0	$20,000	$0	$0	0%	$152
#DOMINOS	Upfront Purchase / 12/16/2020	1/27/2021	$8,468	$0	$8,468	$0	$0	0%	$132

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#PICNIC	Purchase Agreement / 07/30/2020	1/27/2021	$48,000	$0	$48,000	$0	$0	0%	$202
#98GTA	Upfront Purchase / 11/19/2020	1/27/2021	$13,200	$0	$13,200	$0	$0	0%	$45
#58PELE	Upfront Purchase / 11/02/2020	1/28/2021	$288,000	$0	$288,000	$0	$0	0%	$242
#09CURRY	Upfront Purchase / 12/14/2020	2/2/2021	$22,800	$0	$22,800	$0	$0	0%	$306
#84JORDAN	Upfront Purchase / 12/04/2020	2/2/2021	$312,500	$0	$312,500	$0	$0	0%	$5,486
#09BEAUX	Purchase Agreement / 08/10/2020	2/2/2021	$29,475	$0	$29,475	$0	$0	0%	$174
#KEROUAC	Purchase Agreement / 08/12/2020	2/7/2021	$85,000	$0	$85,000	$0	$0	0%	$302
#96JORDAN	Upfront Purchase / 12/04/2020	2/7/2021	$42,000	$0	$42,000	$0	$0	0%	$152
#FEDERAL	Purchase Agreement / 10/14/2020	2/7/2021	$120,000	$0	$120,000	$0	$0	0%	$280
#62BOND	Upfront Purchase / 11/23/2020	2/7/2021	$76,455	$0	$76,455	$0	$0	0%	$614
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement / 07/10/2020		$410,000	$0	$410,000	$0	$0	0%	$202
#71TOPPS	Upfront Purchase / 12/11/2020	2/17/2021	$60,000	$0	$60,000	$0	$0	0%	$551
#DEATON	Purchase Agreement / 11/18/2020	2/17/2021	$250,000	$0	$250,000	$0	$0	0%	$0
#98ZELDA	Purchase Agreement / 12/22/2020	2/17/2021	$20,000	$0	$20,000	$0	$0	0%	$0
#03JORDAN2	Upfront Purchase / 12/14/2020	2/22/2021	$36,000	$0	$36,000	$0	$0	0%	$306
#WOLVERINE	Upfront Purchase / 12/17/2020	2/22/2021	$42,000	$0	$42,000	$0	$0	0%	$33
#91JORDAN	Upfront Purchase / 12/14/2020	2/24/2021	$67,200	$0	$67,200	$0	$0	0%	$306
#79GRETZKY	Upfront Purchase / 12/12/2020	2/25/2021	$720,000	$0	$720,000	$0	$0	0%	$551
#17DUJAC	Purchase Agreement / 08/19/2020	3/8/2021	$23,232	$0	$23,232	$0	$0	0%	$174
#FAUBOURG2	Purchase Agreement / 09/03/2020	3/8/2021	$150,000	$0	$150,000	$0	$0	0%	$229
#MOSASAUR	Upfront Purchase / 12/03/2020	3/15/2021	$17,813	$0	$17,813	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#92JORDAN	Upfront Purchase / 12/04/2020	3/15/2021	$36,000	$0	$36,000	$0	$0	0%	$152
#14KOBE	Upfront Purchase / 12/10/2020	3/15/2021	$69,300	$0	$69,300	$0	$0	0%	$585
#03LEBRON3	Upfront Purchase / 12/10/2020	3/15/2021	$204,000	$0	$204,000	$0	$0	0%	$551
#OPEECHEE	Upfront Purchase / 12/13/2020	3/16/2021	$252,000	$0	$252,000	$0	$0	0%	$551
#59BOND	Upfront Purchase / 11/23/2020	3/16/2021	$68,221	$0	$68,221	$0	$0	0%	$615
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement / 02/05/2020		$30,500	$0	$30,500	$0	$0	0%	$0
#ROCKETBOX	Upfront Purchase / 12/30/2020	3/22/2021	$25,100	$0	$25,100	$0	$0	0%	$0
#94JORDAN	Upfront Purchase / 12/14/2020	3/22/2021	$73,200	$0	$73,200	$0	$0	0%	$306
#11BELAIR	Purchase Agreement / 08/10/2020	4/6/2021	$18,995	$0	$18,995	$0	$0	0%	$344
#16KOBE	Upfront Purchase / 10/06/2020	4/6/2021	$631,200	$0	$631,200	$0	$0	0%	$6,250
#MARADONA	Upfront Purchase / 12/27/2020	4/9/2021	$11,211	$0	$11,211	$0	$0	0%	$0
#48JACKIE	Purchase Agreement / 12/16/2020	4/15/2021	$340,000	$0	$340,000	$0	$0	0%	$0
#VANHALEN	Upfront Purchase / 12/14/2020	4/15/2021	$54,000	$0	$54,000	$0	$0	0%	$306
#XMEN1	Purchase Agreement / 11/12/2020	4/15/2021	$215,000	$0	$215,000	$0	$0	0%	$0
#TORNEK	Purchase Agreement / 07/02/2020	Q2 2021 or Q3 2021	$153,000	$0	$153,000	$0	$0	0%	$0
#85JORDAN2	Purchase Agreement / 12/30/2020	Q2 2021 or Q3 2021	$230,000	$0	$0	$0	$0	0%	$0
#00MOUTON	Purchase Agreement / 08/10/2020	Q2 2021 or Q3 2021	$23,449	$0	$23,449	$0	$0	0%	$174
#APPLE1	Upfront Purchase / 12/18/2020	Q2 2021 or Q3 2021	$736,863	$0	$736,863	$0	$0	0%	$6,045
#1776	Purchase Agreement / 11/12/2020	Q2 2021 or Q3 2021	$1,450,000	$0	$300,000	$0	$0	0%	$0
#HALONFR	Purchase Option Agreement / 06/25/2020	Q2 2021 or Q3 2021	$23,000	$0	$0	$0	$0	0%	$0
#09RBLEROY	Purchase Agreement / 08/10/2020	Q2 2021 or Q3 2021	$96,285	$0	$96,285	$0	$0	0%	$344
#00NEWMAN	Purchase Agreement / 08/20/2020	Q2 2021 or Q3 2021	$12,800	$0	$12,800	$0	$0	0%	$627

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#13MUSIGNY	Purchase Agreement / 09/22/2020	Q2 2021 or Q3 2021	$222,720	$0	$222,720	$0	$0	0%	$174
#NEWTON	Purchase Option Agreement / 05/11/2020	Q2 2021 or Q3 2021	$255,000	$0	$255,000	$0	$0	0%	$0
#14CARR	Upfront Purchase / 12/17/2020	Q2 2021 or Q3 2021	$16,600	$0	$16,600	$0	$0	0%	$0
#CONGRESS	Purchase Agreement / 12/17/2020	Q2 2021 or Q3 2021	$98,200	$0	$45,000	$0	$0	0%	$0
#BROSGRIMM	Upfront Purchase / 12/16/2020	Q2 2021 or Q3 2021	$112,500	$0	$112,500	$0	$0	0%	$233
#66ORR	Upfront Purchase / 12/14/2020	Q2 2021 or Q3 2021	$85,200	$0	$85,200	$0	$0	0%	$306
Total for 2020	New Agreements: 151	Closings: 98	$14,490,079	$0	$13,390,129	$0	$50,000		$52,283

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the end of the Current Period. Orange shading represents sale of Series’ Underlying Asset as of the end of the Current Period. Totals include Purchase Price related to Underlying Assets subsequently sold as of the end of the Current Period.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the Current period.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Current Period i.e. if an Underlying Asset was purchased in a previous period, but had a Closing in the Current period, it would not contribute to the totals for the Current Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

Prior Period

During the Prior Period we have entered into agreements, had Closings, and incurred Acquisition Expenses as listed in the table below.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#52MANTLE	Purchase Option Agreement / 04/26/2019	10/25/2019	$125,000	$0	$125,000	$0	$0	0%	$150
#71MAYS	Purchase Option Agreement / 04/26/2019	10/31/2019	$52,500	$0	$47,250	$0	$5,250	10%	$0
#RLEXPEPSI	Purchase Agreement / 09/12/2019	11/6/2019	$16,800	$0	$16,800	$0	$0	0%	$0
#10COBB	Purchase Option Agreement / 04/26/2019	11/14/2019	$35,000	$0	$35,000	$0	$0	0%	$55
#POTTER	Purchase Agreement / 07/05/2019	11/21/2019	$65,000	$0	$65,000	$0	$0	0%	$5,155
#TWOCITIES	Purchase Option Agreement / 07/30/2019	11/21/2019	$12,000	$0	$12,000	$0	$0	0%	$305
#FROST	Purchase Option Agreement / 07/30/2019	11/21/2019	$10,000	$0	$10,000	$0	$0	0%	$305
#BIRKINBLEU	Upfront Purchase / 08/07/2019	11/27/2019	$55,500	$0	$55,500	$0	$0	0%	$0
#SMURF	Upfront Purchase / 10/18/2019	11/27/2019	$29,500	$0	$29,500	$0	$0	0%	$0
#70RLEX	Purchase Agreement / 09/12/2019	12/6/2019	$17,900	$0	$17,900	$0	$0	0%	$150
#EINSTEIN	Purchase Option Agreement / 07/30/2019	12/13/2019	$11,000	$0	$11,000	$0	$0	0%	$250
#HONUS	Purchase Option Agreement / 11/11/2019	12/26/2019	$500,028	$0	$225,000	$0	$275,028	53%	$0
#75ALI	Purchase Agreement / 10/16/2019	12/29/2019	$44,000	$0	$44,000	$0	$0	0%	$0
#71ALI	Purchase Option Agreement / 04/26/2019	12/30/2019	$27,500	$0	$27,500	$0	$0	0%	$0
#APROAK	Upfront Purchase / 10/18/2019	1/2/2020	$72,500	$0	$72,500	$0	$0	0%	$0
#88JORDAN	Purchase Agreement / 10/16/2019	1/27/2020	$20,000	$0	$20,000	$0	$0	0%	$0
#BIRKINBOR	Purchase Option Agreement / 11/20/2019	2/20/2020	$50,000	$0	$12,500	$0	$0	0%	$0
#33RUTH	Upfront Purchase / 11/26/2019	2/26/2020	$74,000	$0	$74,000	$0	$0	0%	$0
#SPIDER1	Purchase Option Agreement / 11/27/2019	3/4/2020	$20,000	$0	$5,000	$0	$0	0%	$0
#BATMAN3	Purchase Option Agreement / 11/27/2019	3/4/2020	$75,000	$0	$18,750	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#ROOSEVELT	Purchase Option Agreement / 07/30/2019	3/10/2020	$17,000	$0	$17,000	$0	$0	0%	$397
#ULYSSES	Purchase Option Agreement / 07/30/2019	3/10/2020	$22,000	$0	$22,000	$0	$0	0%	$0
#56MANTLE	Upfront Purchase / 11/26/2019	3/11/2020	$9,000	$0	$9,000	$0	$0	0%	$0
#AGHOWL	Purchase Option Agreement / 07/30/2019	3/11/2020	$15,500	$0	$15,500	$0	$0	0%	$0
#98JORDAN	Purchase Option Agreement / 04/26/2019	3/22/2020	$120,000	$0	$120,000	$0	$0	0%	$0
#18ZION	Upfront Purchase / 10/16/2019	4/2/2020	$13,500	$0	$13,500	$0	$0	0%	$0
#SNOOPY	Upfront Purchase / 11/05/2019	4/7/2020	$24,000	$0	$24,000	$0	$0	0%	$0
#APOLLO11	Upfront Purchase / 10/16/2019	4/19/2020	$30,000	$0	$30,000	$0	$0	0%	$0
#24RUTHBAT	Purchase Agreement / 11/21/2019	5/3/2020	$250,000	$0	$50,000	$0	$0	0%	$0
#YOKO	Purchase Option Agreement / 07/30/2019	5/11/2020	$12,500	$0	$12,500	$0	$0	0%	$250
#HIMALAYA	Purchase Option Agreement / 11/20/2019	5/27/2020	$130,000	$0	$32,500	$0	$0	0%	$0
#APEOD	Upfront Purchase / 10/18/2019	Q2 2021 or Q3 2021	$28,000	$0	$28,000	$0	$0	0%	$0
#15PTKWT	Purchase Option Agreement / 10/18/2019	Q2 2021 or Q3 2021	$105,000	$0	$0	$0	$0	0%	$0
Total for 2019	New Agreements: 33	Closings: 14	$2,089,728	$0	$1,298,200	$0	$280,278		$7,017

Note: Gray shading represents Series for which no Closing of an Offering has occurred as of the end of the Prior Period. Orange shading represents sale of Series’ Underlying Asset as of the end of the Prior Period.

Note: New Agreements and Closings represent only those agreements signed and those Offerings closed in the Prior Period.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the Prior Period i.e. if an Underlying Asset was purchased in a previous period, but had a Closing in the Prior Period, it would not contribute to the totals for the Prior Period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

Subsequent Investments and Purchase Options Agreements for Underlying Assets

Subsequent to the Current Period we have entered into  agreements, had Closings, and incurred Acquisition Expenses as listed in the table below.

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#03TACHE	Purchase Agreement / 08/18/2020	1/13/2021	$70,192	$0	$0	$0	$0	0%	$0
#AVENGE57	Purchase Agreement / 07/28/2020	1/13/2021	$17,000	$0	$0	$0	$0	0%	$0
#99TMB2	Upfront Purchase / 10/27/2020	1/13/2021	$50,300	$0	$0	$0	$0	0%	$0
#AVENGERS1	Purchase Agreement / 06/18/2020	1/13/2021	$250,000	$0	$0	$0	$0	0%	$0
#13GIANNIS	Upfront Purchase / 10/21/2020	1/13/2021	$19,600	$0	$0	$0	$0	0%	$0
#04MESSI	Upfront Purchase / 11/02/2020	1/13/2021	$39,600	$0	$0	$0	$0	0%	$0
#PUNCHOUT	Purchase Agreement / 11/10/2020	1/13/2021	$80,000	$0	$0	$0	$0	0%	$0
#BULLSRING	Upfront Purchase / 10/27/2020	1/13/2021	$249,600	$0	$0	$0	$0	0%	$0
#70AARON	Upfront Purchase / 10/14/2020	1/13/2021	$16,122	$0	$0	$0	$0	0%	$0
#96CHARZRD	Upfront Purchase / 11/25/2020	1/13/2021	$57,877	$0	$0	$0	$0	0%	$0
#ICECLIMB	Upfront Purchase / 11/04/2020	1/13/2021	$70,000	$0	$0	$0	$0	0%	$0
#01TIGER	Upfront Purchase / 11/23/2020	1/13/2021	$15,600	$0	$0	$0	$0	0%	$0
#JUNGLEBOX	Upfront Purchase / 11/30/2020	1/19/2021	$30,100	$0	$0	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#51HOWE	Upfront Purchase / 11/02/2020	1/19/2021	$39,600	$0	$0	$0	$0	0%	$0
#09COBB	Upfront Purchase / 10/22/2020	1/19/2021	$27,600	$0	$0	$0	$0	0%	$0
#96JORDAN2	Upfront Purchase / 12/07/2020	1/19/2021	$47,880	$0	$0	$0	$0	0%	$321
#THOR	Purchase Agreement / 09/16/2020	1/25/2021	$195,000	$0	$0	$0	$0	0%	$0
#FOSSILBOX	Upfront Purchase / 11/19/2020	1/25/2021	$18,000	$0	$0	$0	$0	0%	$321
#59FLASH	Upfront Purchase / 12/17/2020	1/25/2021	$58,000	$0	$0	$0	$0	0%	$321
#POKEBLUE	Purchase Agreement / 11/10/2020	1/27/2021	$20,000	$0	$0	$0	$0	0%	$0
#DOMINOS	Upfront Purchase / 12/16/2020	1/27/2021	$8,468	$0	$0	$0	$0	0%	$321
#PICNIC	Purchase Agreement / 07/30/2020	1/27/2021	$48,000	$0	$0	$0	$0	0%	$0
#98GTA	Upfront Purchase / 11/19/2020	1/27/2021	$13,200	$0	$0	$0	$0	0%	$321
#58PELE	Upfront Purchase / 11/02/2020	1/28/2021	$288,000	$0	$0	$0	$0	0%	$0
#09CURRY	Upfront Purchase / 12/14/2020	2/2/2021	$22,800	$0	$0	$0	$0	0%	$321
#84JORDAN	Upfront Purchase / 12/04/2020	2/2/2021	$312,500	$0	$0	$0	$0	0%	$321
#09BEAUX	Purchase Agreement / 08/10/2020	2/2/2021	$29,475	$0	$0	$0	$0	0%	$0
#KEROUAC	Purchase Agreement / 08/12/2020	2/7/2021	$85,000	$0	$0	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#96JORDAN	Upfront Purchase / 12/04/2020	2/7/2021	$42,000	$0	$0	$0	$0	0%	$0
#FEDERAL	Purchase Agreement / 10/14/2020	2/7/2021	$120,000	$0	$0	$0	$0	0%	$0
#62BOND	Upfront Purchase / 11/23/2020	2/7/2021	$76,455	$0	$0	$0	$0	0%	$0
#71TOPPS	Upfront Purchase / 12/11/2020	2/17/2021	$60,000	$0	$0	$0	$0	0%	$0
#DEATON	Purchase Agreement / 11/18/2020	2/17/2021	$250,000	$0	$0	$0	$0	0%	$2,330
#98ZELDA	Purchase Agreement / 12/22/2020	2/17/2021	$20,000	$0	$0	$0	$0	0%	$0
#03JORDAN2	Upfront Purchase / 12/14/2020	2/22/2021	$36,000	$0	$0	$0	$0	0%	$321
#WOLVERINE	Upfront Purchase / 12/17/2020	2/22/2021	$42,000	$0	$0	$0	$0	0%	$321
#91JORDAN	Upfront Purchase / 12/14/2020	2/24/2021	$67,200	$0	$0	$0	$0	0%	$321
#79GRETZKY	Upfront Purchase / 12/12/2020	2/25/2021	$720,000	$0	$0	$0	$0	0%	$0
#17DUJAC	Purchase Agreement / 08/19/2020	3/8/2021	$23,232	$0	$0	$0	$0	0%	$0
#FAUBOURG2	Purchase Agreement / 09/03/2020	3/8/2021	$150,000	$0	$0	$0	$0	0%	$0
#MOSASAUR	Upfront Purchase / 12/03/2020	3/15/2021	$17,813	$0	$0	$0	$0	0%	$0
#92JORDAN	Upfront Purchase / 12/04/2020	3/15/2021	$36,000	$0	$0	$0	$0	0%	$0
#14KOBE	Upfront Purchase / 12/10/2020	3/15/2021	$69,300	$0	$0	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#03LEBRON3	Upfront Purchase / 12/10/2020	3/15/2021	$204,000	$0	$0	$0	$0	0%	$0
#95TOPSUN	Upfront Purchase / 01/08/2021	3/15/2021	$50,000	$0	$50,000	$0	$0	0%	$132
#OPEECHEE	Upfront Purchase / 12/13/2020	3/16/2021	$252,000	$0	$0	$0	$0	0%	$0
#59BOND	Upfront Purchase / 11/23/2020	3/16/2021	$68,221	$0	$0	$0	$0	0%	$0
#09TROUT2	Upfront Purchase / 01/14/2021	3/16/2021	$50,000	$0	$50,000	$0	$0	0%	$147
#ROCKETBOX	Upfront Purchase / 12/30/2020	3/22/2021	$25,100	$0	$0	$0	$0	0%	$396
#94JORDAN	Upfront Purchase / 12/14/2020	3/22/2021	$73,200	$0	$0	$0	$0	0%	$321
#85MJPROMO	Upfront Purchase / 01/14/2021	4/6/2021	$22,500	$0	$22,500	$0	$0	0%	$232
#17MAHOMES	Purchase Agreement / 01/06/2021	4/6/2021	$215,000	$0	$215,000	$0	$0	0%	$132
#76PAYTON	Upfront Purchase / 01/18/2021	4/6/2021	$53,500	$0	$53,500	$0	$0	0%	$136
#11BELAIR	Purchase Agreement / 08/10/2020	4/6/2021	$18,995	$0	$0	$0	$0	0%	$0
#16KOBE	Upfront Purchase / 10/06/2020	4/6/2021	$631,200	$0	$0	$0	$0	0%	$321
#FANFOUR5	Upfront Purchase / 01/14/2021	4/6/2021	$72,000	$0	$72,000	$0	$0	0%	$0
#86DK3	Upfront Purchase / 01/14/2021	4/6/2021	$38,400	$0	$38,400	$0	$0	0%	$322
#18LUKA	Upfront Purchase / 01/20/2021	4/6/2021	$22,322	$0	$22,322	$0	$0	0%	$212

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#MARADONA	Upfront Purchase / 12/27/2020	4/9/2021	$11,211	$0	$0	$0	$0	0%	$392
#68RYAN	Upfront Purchase / 01/30/2021	4/9/2021	$60,000	$0	$60,000	$0	$0	0%	$295
#99CHARZRD	Upfront Purchase / 01/14/2021	4/9/2021	$300,000	$0	$300,000	$0	$0	0%	$322
#96KOBE	Upfront Purchase / 01/30/2021	4/9/2021	$67,200	$0	$67,200	$0	$0	0%	$412
#POKEYELOW	Purchase Agreement / 01/18/2021	4/13/2021	$46,500	$0	$46,500	$0	$0	0%	$132
#POKELUGIA	Upfront Purchase / 01/26/2021	4/13/2021	$95,000	$0	$95,000	$0	$0	0%	$132
#48JACKIE	Purchase Agreement / 12/16/2020	4/15/2021	$340,000	$0	$0	$0	$0	0%	$321
#VANHALEN	Upfront Purchase / 12/14/2020	4/15/2021	$54,000	$0	$0	$0	$0	0%	$321
#XMEN1	Purchase Agreement / 11/12/2020	4/15/2021	$215,000	$0	$0	$0	$0	0%	$321
#05MJLJ	Purchase Agreement / 01/12/2021	Q2 2021 or Q3 2021	$72,000	$0	$72,000	$0	$0	0%	$132
#81MONTANA	Upfront Purchase / 01/24/2021	Q2 2021 or Q3 2021	$63,000	$0	$63,000	$0	$0	0%	$222
#GYMBOX	Upfront Purchase / 01/28/2021	Q2 2021 or Q3 2021	$15,000	$0	$15,000	$0	$0	0%	$157
#87JORDAN	Upfront Purchase / 02/11/2021	Q2 2021 or Q3 2021	$45,100	$0	$45,100	$0	$0	0%	$146
#09CURRY2	Upfront Purchase / 01/30/2021	Q2 2021 or Q3 2021	$451,200	$0	$451,200	$0	$0	0%	$1,949
#60ALI	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$210,000	$0	$210,000	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#POKEMON2	Upfront Purchase / 01/27/2021	Q2 2021 or Q3 2021	$375,000	$0	$375,000	$0	$0	0%	$0
#GWLOTTO	Upfront Purchase / 02/19/2021	Q2 2021 or Q3 2021	$25,713	$0	$25,713	$0	$0	0%	$0
#NICKLAUS1	Upfront Purchase / 01/28/2021	Q2 2021 or Q3 2021	$34,499	$0	$34,499	$0	$0	0%	$0
#85LEMIEUX	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$78,000	$0	$78,000	$0	$0	0%	$217
#SMB3	Purchase Agreement / 03/02/2021	Q2 2021 or Q3 2021	$21,500	$0	$21,500	$0	$0	0%	$0
#RIVIERA	Upfront Purchase / 02/10/2021	Q2 2021 or Q3 2021	$22,680	$0	$22,680	$0	$0	0%	$132
#NEOBOX	Upfront Purchase / 01/27/2021	Q2 2021 or Q3 2021	$40,133	$0	$40,133	$0	$0	0%	$250
#HUCKFINN	Purchase Agreement / 02/04/2021	Q2 2021 or Q3 2021	$18,000	$0	$18,000	$0	$0	0%	$0
#56AARON	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$40,800	$0	$40,800	$0	$0	0%	$0
#POKEMON3	Purchase Agreement / 02/21/2021	Q2 2021 or Q3 2021	$552,000	$0	$0	$498,000	$0	9%	$0
#1776	Purchase Agreement / 11/12/2020	Q2 2021 or Q3 2021	$1,450,000	$0	$1,150,000	$0	$0	0%	$0
#WZRDOFOZ	Purchase Agreement / 01/11/2021	Q2 2021 or Q3 2021	$80,000	$0	$80,000	$0	$0	0%	$0
#NEWTON	Purchase Option Agreement / 05/11/2020	Q2 2021 or Q3 2021	$255,000	$0	$0	$0	$0	0%	$321
#14CARR	Upfront Purchase / 12/17/2020	Q2 2021 or Q3 2021	$16,600	$0	$0	$0	$0	0%	$321
#CONGRESS	Purchase Agreement / 12/17/2020	Q2 2021 or Q3 2021	$98,200	$0	$53,200	$0	$0	0%	$321

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#60MANTLE	Purchase Agreement / 01/28/2021	Q2 2021 or Q3 2021	$800,000	$0	$25,000	$0	$0	50%	$0
#DIMAGGIO3	Purchase Agreement / 01/28/2021	Q2 2021 or Q3 2021	$415,000	$0	$25,000	$0	$0	50%	$0
#58PELE3	Upfront Purchase / 01/30/2021	Q2 2021 or Q3 2021	$180,000	$0	$180,000	$0	$0	0%	$778
#HGWELLS	Purchase Agreement / 02/09/2021	Q2 2021 or Q3 2021	$40,000	$0	$40,000	$0	$0	0%	$0
#MARX	Purchase Agreement / 02/09/2021	Q2 2021 or Q3 2021	$105,000	$0	$105,000	$0	$0	0%	$0
#WALDEN	Purchase Agreement / 02/10/2021	Q2 2021 or Q3 2021	$17,000	$0	$17,000	$0	$0	0%	$0
#03LEBRON4	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$252,000	$0	$252,000	$0	$0	0%	$218
#98JORDAN2	Upfront Purchase / 02/12/2021	Q2 2021 or Q3 2021	$288,000	$0	$288,000	$0	$0	0%	$0
#07DURANT	Upfront Purchase / 02/12/2021	Q2 2021 or Q3 2021	$115,200	$0	$115,200	$0	$0	0%	$0
#08LEBRON	Purchase Agreement / 02/19/2021	Q2 2021 or Q3 2021	$150,000	$0	$125,000	$0	$0	14%	$0
#65NAMATH	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$198,000	$0	$198,000	$0	$0	0%	$0
#80ALI	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$60,000	$0	$60,000	$0	$0	0%	$0
#85ERVING	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$37,200	$0	$37,200	$0	$0	0%	$0
#67CAREW	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$186,000	$0	$186,000	$0	$0	0%	$0
#LJKOBE	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$156,000	$0	$156,000	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#61MANTLE	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$372,000	$0	$372,000	$0	$0	0%	$0
#47JACKIE	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$360,000	$0	$360,000	$0	$0	0%	$0
#AC23	Purchase Agreement / 02/26/2021	Q2 2021 or Q3 2021	$24,000	$0	$24,000	$0	$0	0%	$0
#BATMAN2	Purchase Agreement / 02/26/2021	Q2 2021 or Q3 2021	$76,000	$0	$76,000	$0	$0	0%	$0
#FLASH123	Purchase Agreement / 02/26/2021	Q2 2021 or Q3 2021	$25,000	$0	$25,000	$0	$0	0%	$0
#POKERED	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$34,500	$0	$34,500	$0	$0	0%	$0
#01HALO	Purchase Agreement / 03/04/2021	Q2 2021 or Q3 2021	$13,750	$0	$13,750	$0	$0	0%	$0
#SLASH	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$50,000	$0	$0	$0	$0	20%	$0
#SANTANA	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$57,500	$0	$42,500	$0	$0	20%	$0
#AJONES	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$75,000	$0	$0	$0	$0	20%	$0
#IOMMI	Purchase Agreement / 03/03/2021	Q2 2021 or Q3 2021	$50,000	$0	$0	$0	$0	20%	$0
#MEGALODON	Purchase Agreement / 02/16/2021	Q2 2021 or Q3 2021	$450,000	$0	$450,000	$0	$0	0%	$0
#66ORR	Upfront Purchase / 12/14/2020	Q2 2021 or Q3 2021	$85,200	$0	$0	$0	$0	0%	$321
#TOPPSTRIO	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$75,000	$0	$75,000	$0	$0	0%	$217
#POKEDEMO	Upfront Purchase / 01/14/2021	Q2 2021 or Q3 2021	$26,400	$0	$26,400	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#HENDERSON	Upfront Purchase / 02/15/2021	Q2 2021 or Q3 2021	$180,100	$0	$180,100	$0	$0	0%	$325
#80TOPPS	Upfront Purchase / 02/04/2021	Q2 2021 or Q3 2021	$69,000	$0	$69,000	$0	$0	0%	$217
#03LEBRON5	Purchase Agreement / 02/19/2021	Q2 2021 or Q3 2021	$95,000	$0	$95,000	$0	$0	0%	$0
#49ROYCAMP	Upfront Purchase / 02/27/2021	Q2 2021 or Q3 2021	$63,000	$0	$63,000	$0	$0	0%	$0
#GRIFFEYJR	Purchase Agreement / 02/15/2021	Q2 2021 or Q3 2021	$30,000	$0	$26,500	$0	$0	10%	$0
#GIANNIS2	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$360,000	$0	$360,000	$0	$0	0%	$0
#81BIRD	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$39,600	$0	$39,600	$0	$0	0%	$0
#99MJRETRO	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$43,200	$0	$43,200	$0	$0	0%	$0
#59BROWN	Upfront Purchase / 03/10/2021	Q2 2021 or Q3 2021	$205,200	$0	$205,200	$0	$0	0%	$0
#93JETER	Upfront Purchase / 03/12/2021	Q2 2021 or Q3 2021	$31,100	$0	$31,100	$0	$0	0%	$3
#CLEMENTE3	Upfront Purchase / 03/18/2021	Q2 2021 or Q3 2021	$950,000	$0	$237,500	$0	$0	0%	$0
#54AARON	Upfront Purchase / 04/03/2021	Q2 2021 or Q3 2021	$206,400	$0	$206,400	$0	$0	0%	$0
#00BRADY2	Upfront Purchase / 04/05/2021	Q2 2021 or Q3 2021	$312,000	$0	$312,000	$0	$0	0%	$0
#96KOBE2	Upfront Purchase / 04/06/2021	Q2 2021 or Q3 2021	$240,000	$0	$240,000	$0	$0	0%	$0
#57ROBINSN	Upfront Purchase / 03/18/2021	Q2 2021 or Q3 2021	$48,000	$0	$48,000	$0	$0	0%	$0

Series - Series Name	Agreement Type - Date of Agreement	Closing Date (1)	Purchase Price (2)	Financed via - Officer Loan / 3rd Party Loan	Financed via – the Manager	Financed via - Offering Proceeds	Interests Issued to Asset Seller	Percent Owned by Asset Seller	Acquisition Expenses
#NIKEPROTO	Upfront Purchase / 03/16/2021	Q2 2021 or Q3 2021	$200,000	$0	$200,000	$0	$0	0%	$0
#87ZELDA	Purchase Agreement / 03/30/2021	Q2 2021 or Q3 2021	$100,000	$0	$100,000	$0	$0	0%	$0
#EXCITBIKE	Purchase Agreement / 03/30/2021	Q2 2021 or Q3 2021	$150,000	$0	$150,000	$0	$0	0%	$0
#EINSTEIN2	Purchase Agreement / 03/17/2021	Q2 2021 or Q3 2021	$70,000	$0	$70,000	$0	$0	0%	$0
#METEORITE	Purchase Agreement / 04/06/2021	Q2 2021 or Q3 2021	$272,500	$0	$185,000	$0	$0	25%	$0
TOTAL:	New Agreements: 79	Closings: 67	$11,590,697	$0	$10,058,397	$498,000	$0		$16,779

Note: Gray shading represents Series for which no Closing of an Offering has occurred. Orange shading represents sale of Series’ Underlying Asset.

Note: New Agreements and Closings represent only those agreements signed and those Offerings close in the particular period.

Note: Purchase Price, Downpayment Amount, Financings and Acquisition Expenses represent only the incremental amounts for the particular period i.e. if an Underlying Asset was purchased in a previous period, but had a Closing in the particular period, it would not contribute to the totals for the particular period.

(1)If exact Offering dates (specified as Month Day, Year) are not shown, then expected Offering dates are presented.

(2)Values are based on current negotiations of the terms of the respective purchase option agreements or purchase agreements and may be subject to change.

Operating Results for the Current Period and the Prior Period

Changes in operating results are impacted significantly by any increase in the number of Underlying Assets that the Company, through the Asset Manager, operates and manages. During the Current Period the Company engaged in acquiring Underlying Assets, entering into Purchase and Purchase Option Agreements, launching Offerings, Closing Offerings, qualifying but not yet launching Offerings and selling Underlying Assets. Additional information can be found below in the Asset Acquisitions, Purchase Options and Asset Sales subsection and the Trend Information subsection or above in the Master Series Table.

Revenues

Revenues are generated at the Company or the Series level. No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Operating Expenses

The Operating Expenses (as described in Note B(5)) incurred prior to the Closing of an Offering related to any of the Underlying Assets are being paid by the Manager and recognized by the Company as capital contributions and will not be reimbursed by the Series. Each Series of the Company will be responsible for its own Operating Expenses beginning on the Closing date of the Offering for such Series Interests.  However, the Manager has agreed to pay and not be reimbursed for certain but not all expenses such as post-closing Operating Expenses incurred and recorded by Series’ of the Company through the Current Period and Prior Period. These are accounted for as capital contributions by each respective Series.

Consolidated Operating Expenses (as described in Note B(5)) for the Company and all of the Series are summarized by category for the Current Period and the Prior Period are as follows:

Total Operating Expense
	12/31/2020	12/31/2019	Difference	% Change
Storage	$18,426	$1,881	$16,545	880%	The increase is due to an increase in the number of assets
Transportation	402	580	(178)	(31%)	The decrease is due to less transportation versus Prior Period
Insurance	53,368	2,607	50,762	1947%	The increase is due to an increase in the number of assets
Professional Fees	56,223	1,518	54,705	3605%	The increase is due to an increase in the number of assets
Marketing Expense	18,895	1,420	17,475	1231%	The increase is due to an increase in the number of assets
Total Operating Expense	$ 147,314	$ 8,005	$ 139,308	7632%

The following table represents Operating Expenses by Series for the Current and Prior Period:

Operating Expenses
Applicable Series	2020	2019
#52MANTLE	$2,742	$607
#71MAYS	1,857	301
#RLEXPEPSI	1,408	225
#10COBB	1,632	233
#POTTER	1,481	196
#TWOCITIES	1,255	142
#FROST	1,246	140
#BIRKINBLU	1,883	215
#SMURF	1,564	329
#70RLEX	1,421	105
#EINSTEIN	1,251	73
#HONUS	7,366	965
#75ALI	1,865	87
#71ALI	209	55
#APROAK	2,187	-
#88JORDAN	1,395	-
#BIRKINBOR	1,749	-
#33RUTH	2,052	-
#SPIDER1	1,098	-
#BATMAN3	1,385	-
#ULYSSES	1,041	-
#ROOSEVELT	1,026	-
#56MANTLE	1,094	-
#AGHOWL	1,018	-
#98JORDAN	374	-
#18ZION	1,021	-
#SNOOPY	1,085	-
#APOLLO11	1,086	-
#24RUTHBAT	4,447	-
#YOKO	797	-
#86JORDAN	205	-
#HULK1	1,044	-
#RUTHBALL1	1,022	-
#HIMALAYA	2,628	-
#38DIMAGGIO	908	-
#55CLEMENTE	1,082	-
#LOTR	779	-
#CATCHER	715	-
#BOND1	819	-
#SUPER21	670	-
#BATMAN1	894	-
#BIRKINTAN	802	-
#GMTBLACK1	914	-
#61JFK	619	-
#POKEMON1	1,428	-
#50JACKIE	366	-
#LINCOLN	717	-
#STARWARS1	580	-
#68MAYS	724	-
#56TEDWILL	1,021	-
#TMNT1	643	-
#CAPTAIN3	614	-
#51MANTLE	686	-
#CHURCHILL	506	-
#SHKSPR4	840	-
#03KOBE	701	-
#03LEBRON	606	-

Operating Expenses (continued)
Applicable Series	2020	2019
#03JORDAN	656	-
#39TEDWILL	585	-
#94JETER	653	-
#2020TOPPS	877	-
#FANFOUR1	716	-
#85MARIO	1,162	-
#TOS39	526	-
#DAREDEV1	374	-
#05LATOUR	551	-
#16SCREAG	643	-
#14DRC	696	-
#86RICE	467	-
#57MANTLE	375	-
#FAUBOURG	1,397	-
#SOBLACK	846	-
#GATSBY	694	-
#93DAYTONA	469	-
#09TROUT	1,297	-
#57STARR	319	-
#AF15	488	-
#03KOBE2	303	-
#JOBSMAC	390	-
#16PETRUS	337	-
#ALICE	211	-
#SPIDER10	215	-
#62MANTLE	940	-
#BATMAN6	237	-
#CLEMENTE2	460	-
#SUPER14	342	-
#79STELLA	427	-
#TKAM	217	-
#DIMAGGIO2	189	-
#13BEAUX	177	-
#88MARIO	195	-
#ANMLFARM	154	-
#NASA1	1,092	-
#00BRADY	182	-
#85NES	179	-
#JUSTICE1	338	-
#69KAREEM	133	-
#59JFK	109	-
#04LEBRON	212	-
#85JORDAN	648	-
#GOLDENEYE	120	-
#MOONSHOE	394	-
#03LEBRON2	239	-
#GRAPES	95	-
#34GEHRIG	125	-
#98KANGA	318	-
#06BRM	94	-
#DUNE	49	-
#86FLEER	239	-
#WILDGUN	102	-
#58PELE2	65	-
#18LAMAR	82	-
RSE Archive	51,349	4,333
Total Operating Expenses	$147,314	$8,005

The following table shows the assets being sold during the Current Period and the Prior Period:

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Initial Purchase Price	Carrying Value	Gain on Sale / (Loss)	Balance Sheet at time of Sale	Corporate Level Taxes on Gain on Sale	Total Initial Offering Price / Per Interests	Total Distribution to Investors / Per Interests
#71ALI	1971 “Fight of the Century” Contract	2/6/2020	$36,450	$27,500	$27,500	$8,950	$1,600	$3,005	$31,000 / $15.50	$38,595 / $19.29
#98JORDAN	1998 Michael Jordan Jersey	5/11/2020	$165,000	$120,000	$120,065	$44,935	$1,600	$9,408	$128,000 / $64.00	$157,328 / $78.65
#86JORDAN	1986 Fleer #57 Michael Jordan Card	6/1/2020	$80,000	$38,000	$38,052	$41,948	$500	$8,816	$40,000 / $40.00	$71,649 / $71.64
#50JACKIE	1950 Bowman #22 Jackie Robinson Card	10/7/2020	$13,000	$9,200	$9,200	$3,800	$100	$771	$10,000 / $1.00	$12,300 / $1.23
#88MARIO	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	12/29/2020	$60,000	$25,000	$25,000	$35,000	$400	$7,359	$30,000 / $15.00	$53,036 / $26.51
#18LAMAR	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	12/29/2020	$88,500	$54,000	$54,000	$34,500	$805	$7,278	$62,000 / $8.00	$82,027 / $10.58

The Series designated in the table below have sold their primary operating asset during the Current Period and Prior Period. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
	Current Period						Prior Period
Series	#71ALI	#98JORDAN	#86JORDAN	#50JACKIE	#88MARIO	#18LAMAR
Income before provision for income taxes	$8,741	$44,562	$41,743	$3,434	$34,806	$34,418	-
Reversal of valuation allowance, gross	(55)	-	-	-	-	-	-
Taxed at federal and statutory rates	35% (1)	21%	21%	21%	21%	21%	-
Provision for income taxes	$ 3,005	$ 9,408	$ 8,816	$ 771	$7,359	$7,278	$ -

(1)State tax rate is only included when an asset is sold in New York state.

Asset Acquisitions, Purchase Options and Asset Sales

Details of the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements during the Current Period, and the Prior Period, are listed in the Master Series Table and summarized in the table below. We typically acquire Underlying Assets through the following methods.

-Upfront purchase – acquire the Underlying Asset outright prior to launch of the Offering, financed through loans made by officers or affiliates of the Manager, third-party lenders or through non-interest-bearing payments from the Asset Manager.

-Purchase option agreement – enter into a purchase option which gives us the right, but not the obligation, to purchase a specific Underlying Asset, typically through the proceeds of the Offering for the Series related to the Underlying Asset.

-Purchase agreement – enter into a purchase agreement, which obligates us to acquire the Underlying Asset, but typically with a significant payment delay, with the goal of raising the capital through the Offering of the Series related to the Underlying Asset.

In addition to acquiring Underlying Assets, from time to time the Company receives take-over offers for certain Underlying Assets. Per the terms of the Company’s operating agreement, the Company, together with the Company’s Advisory Board evaluates the offers and determines if it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset that is on the books of the Company but not yet transferred to a particular Series, because no Offering has yet occurred. In these instances, the anticipated Offering related to such Underlying Assets will be cancelled.

Details on the Underlying Assets acquired or for which we entered into purchase option agreements or purchase agreements, or which have subsequently been sold, are listed in the Master Series Table and summarized in the table below.

	# of Assets Sold	Total Value of Assets Sold ($)	# of Assets Acquired	Total Value Assets Acquired ($)	# of Purchase Option Agreements	Total Value of Purchase Option Agreements ($)	# of Purchase Agreements	Total Value of Purchase Agreements ($)	Grand Total #	Grand Total Value ($)
2019	0	$0	9	$336,000	18	$1,340,028	6	$413,700	33	$2,089,728
2020	(6)	($273,700)	61	$5,729,833	13	$1,101,700	77	$7,658,547	145	$14,490,079
Cumulative Total:	(6)	($273,700)	70	$6,065,833	31	$2,441,728	83	$8,072,247	178	$16,579,807

Note: Table represents agreements signed within the respective periods and value of Underlying Assets represented by the agreements.

See “Note C – Related Party Transactions”, “Note D –Debt”, and “Note A - Asset Dispositions” of the Notes to Financial Statements for additional information on asset acquisitions.

Liquidity and Capital Resources

From inception, the Company and the Series have financed their business activities through capital contributions to the Company and individual Series from the Manager (or its affiliates). However, there is no obligation or assurance that the Manager will provide such required capital. Until such time as the Series’ have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings for individual Series may be used to create reserves for future Operating Expenses (as described in Note B(5)) for such individual Series at the sole discretion of the Manager. There can be no assurance that the Manager will continue to fund such expenses.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold during the Current Period and Prior Period for gains (see Asset Disposition section in Note (A)).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Accumulated Deficits. Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period.

Period	Income / (Loss)	Net Working Capital	Accumulated Deficit
2019	($8,041)	($553,897)	($8,041)
2020	($19,718)	($8,292,792)	($162,102)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

Cash and Cash Equivalent Balances

As of the end of the Current Period and Prior Period, the Company and the Series for which Closings had occurred, had cash or cash equivalents balances as follows:

Cash Balance
Applicable Series	12/31/2020	12/31/2019
#52MANTLE	$1,450	$1,450
#71MAYS	1,600	1,600
#RLEXPEPSI	300	300
#10COBB	1,545	1,545
#POTTER	1,095	1,095
#TWOCITIES	1,495	1,495
#FROST	1,695	1,695
#BIRKINBLU	1,250	1,250
#SMURF	1,250	1,100
#70RLEX	1,200	1,200
#EINSTEIN	1,750	1,750
#HONUS	5,300	5,300
#75ALI	1,003	1,050
#71ALI	6,555	1,600
#APROAK	1,250	-
#88JORDAN	1,003	-

Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
#BIRKINBOR	1,203	-
#33RUTH	1,003	-
#SPIDER1	1,003	-
#BATMAN3	1,003	-
#ULYSSES	1,950	-
#ROOSEVELT	400	-
#56MANTLE	1,050	-
#AGHOWL	1,703	-
#98JORDAN	9,408	-
#18ZION	650	-
#SNOOPY	800	-
#APOLLO11	1,050	-
#24RUTHBAT	1,003	-
#YOKO	1,750	-
#86JORDAN	8,851	-
#HULK1	300	-
#RUTHBALL1	700	-
#HIMALAYA	1,203	-
#38DIMAGGIO	600	-
#55CLEMENTE	600	-
#LOTR	563	-
#CATCHER	213	-
#BOND1	463	-
#SUPER21	300	-
#BATMAN1	534	-
#BIRKINTAN	700	-
#GMTBLACK1	634	-
#61JFK	334	-
#POKEMON1	534	-
#50JACKIE	833	-
#LINCOLN	634	-
#STARWARS1	269	-
#68MAYS	520	-
#56TEDWILL	520	-
#TMNT1	400	-
#CAPTAIN3	100	-
#51MANTLE	520	-
#CHURCHILL	220	-
#SHKSPR4	400	-
#03KOBE	460	-
#03LEBRON	520	-
#03JORDAN	520	-
#39TEDWILL	600	-
#94JETER	460	-
#2020TOPPS	150	-
#FANFOUR1	471	-
#85MARIO	460	-
#TOS39	460	-
#DAREDEV1	320	-
#05LATOUR	430	-
#16SCREAG	430	-
#14DRC	430	-
#86RICE	460	-
#57MANTLE	400	-
#FAUBOURG	560	-
#SOBLACK	520	-
#GATSBY	520	-
#93DAYTONA	600	-
#09TROUT	400	-
#57STARR	400	-

Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
#AF15	400	-
#03KOBE2	400	-
#JOBSMAC	400	-
#16PETRUS	430	-
#ALICE	520	-
#SPIDER10	400	-
#62MANTLE	460	-
#BATMAN6	320	-
#CLEMENTE2	400	-
#SUPER14	460	-
#79STELLA	600	-
#TKAM	534	-
#DIMAGGIO2	321	-
#13BEAUX	4,400	-
#88MARIO	60,400	-
#ANMLFARM	100	-
#NASA1	300	-
#00BRADY	339	-
#85NES	400	-
#JUSTICE1	400	-
#69KAREEM	339	-
#59JFK	400	-
#04LEBRON	400	-
#85JORDAN	600	-
#GOLDENEYE	326	-
#MOONSHOE	420	-
#03LEBRON2	320	-
#GRAPES	400	-
#34GEHRIG	339	-
#98KANGA	420	-
#06BRM	400	-
#DUNE	460	-
#86FLEER	805	-
#WILDGUN	400	-
#58PELE2	805	-
#18LAMAR	7,278	-
Total Series Cash Balance	$170,336	$22,430
RSE Archive	31,545	2,029
Total Cash Balance	$201,881	$24,459

Note: Only includes Series for which an Offering has closed. RSE Archive cash balance represents loans or capital contributions to be used for future payment of Operating Expenses (as described in Note B(5))

Financial Obligations of the Company

On April 30, 2019, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $1.5 million revolving line of credit (the, “LOC”) with Silicon Valley Bank. The LoC allowed RSE Markets to draw up to 80% of the value of an Underlying Asset for any asset held on the books of the Company for less than 180 days. Interest on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) or (ii) 6.0%. Interest expense was paid monthly by RSE Markets. The Company was also jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, RSE Markets and the Company cancelled the LoC and RSE Markets repaid all outstanding amounts totaling $220,000 in outstanding principal under the LoC as well as accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $2.25 million demand note (the “DN”) with Upper90 Fund, LP. The DN allowed RSE Markets to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest on any amounts outstanding under the DN accrued at a fixed per annum rate of 15%. The Company was also jointly and severably liable for any amounts outstanding under this DN.

On November 24, 2020 RSE Markets and the Company replaced the DN with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While amounts borrowed under the CF can be used to make purchases of Memorabilia Assets to become Underlying Assets, neither the Company nor any Series is a borrower under the CF, neither is responsible for repayment of any amounts outstanding, and both are no longer jointly and severably liable under the CF.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

See the subsection of “Liquidity and Capital Resources” of “Note A” to the Company’s financial statements for additional information.

Trend Information

 Completed, Launched and Qualified, but not Launched Offerings

The Company has completed, launched and qualified, but not launched the following number of Offerings.

	# of Offerings Launched	# of Offerings Closed	# Qualified but not launched
2019	15	14	18
2020	114	98	23

Note: data represents number Offerings for Series Interests of each state of Offering process in the given period.

Planned Offerings and Other Operations

The Company plans to launch the Offerings with their status listed as upcoming in the Master Series Table as well as additional Offerings in the remainder of this year. The proceeds from any Offerings closed in the remainder of this year will be used to acquire the Underlying Asset of each Series for which an Offering has closed. We believe that launching a larger number of Offerings this year and beyond will help us from a number of perspectives:

1)Continue to grow the user base on the Platform by attracting more Investors into our ecosystem.

2)Enable the Company to reduce Operating Expenses (as described in Note B(5)) for each Series, as we negotiate better contracts for storage, insurance and other Operating Expenses with a larger collection of Underlying Assets.

3)Attract a larger community of Asset Sellers with high quality Underlying Assets to the Platform who may view sale to us as a more efficient method of transacting than the traditional auction or dealership processes.

COVID-19

The continuing impact and effects of the global outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company currently does not expect the outbreak will have a material adverse effect on our business or financial results at this time.

PLAN OF DISTRIBUTION AND SUBSCRIPTION PROCEDURE

Plan of distribution

We are managed by the Manager, RSE Archive Manager, a single-member Delaware LLC owned by Rally Holdings, the Asset Manager. The Asset Manager also owns and operates a mobile app-based investment Platform, through which Investors may indirectly invest, through a Series of the Company’s Interests, in Underlying Asset opportunities that have been historically difficult to access for many market participants. Through the use of the Platform, Investors can browse and screen the potential investments and sign legal documents electronically. We intend to distribute the Interests exclusively through the Platform.  None of the Rally Entities are a member firm of the Financial Industry Regulatory Authority, Inc., or FINRA, and no person associated with us will be deemed to be a broker solely by reason of his or her participation in the sale of the Interests.

The sale of the Interests is being facilitated by the BOR, which is a registered broker-dealer under the Exchange Act and member of FINRA. The BOR is registered in each state where the offer and sales of the Interests will occur. Interests may not be offered or sold in states where the BOR is not registered as a broker-dealer.

With respect to the Interests:

-The Company is the entity which issues membership Interests in each Series of the Company;

-The Asset Manager owns and operates the Platform, through which membership Interests are offered under Tier 2 of Regulation A pursuant to this Offering Circular, and, in its capacity as Asset Manager, provides services with respect to the selection, acquisition, ongoing maintenance and upkeep of the Underlying Assets;

-The Manager operates each Series of Interests following the Closing of the Offering for that Series; and

-The BOR, which is a registered broker-dealer, acts as the broker of record and facilitates the sale of the Interests while providing certain other Investor verification and regulatory services. For the avoidance of doubt, the BOR is not an underwriter or placement agent in connection with the Offering. The BOR does not purchase or solicit purchases of, or make any recommendations regarding, the Interests to prospective Investors.

Neither the BOR, nor any other entity, receives a finder’s fee or any underwriting or placement agent discounts or commissions in relation to any Offering of Interests.

Each of the Offerings is being conducted under Regulation A under the Securities Act and therefore, only offered and sold to “qualified purchasers”.  For further details on the suitability requirements an Investor must meet in order to participate in these Offerings, see “Plan of Distribution and Subscription Procedure – Investor Suitability Standards”. As a Tier 2 Offering pursuant to Regulation A under the Securities Act, these Offerings will be exempt from state law Blue Sky registration requirements, subject to meeting certain state filing requirements and complying with certain antifraud provisions, to the extent that our Interests are offered and sold only to “qualified purchasers” or at a time when our Interests are listed on a national securities exchange.

The initial Offering price for each Series of Interests is equal to the aggregate of (i) the purchase price of the applicable Underlying Asset, (ii) the Brokerage Fee, (iii) Offering Expenses, (iv) the Acquisition Expenses, and (v) the Sourcing Fee (in each case as described below) divided by the number of membership Interests sold in each Offering. The initial Offering price for a particular Series is a fixed price and will not vary based on demand by Investors or potential Investors.

The Plan of Distribution table below represents Offerings with a Closing as of December 31, 2020 and represents actual amounts on its respective Closing date.

Series	Cash on Balance Sheet	Purchase Price	Brokerage Fee	Offering Expenses	Acquisition Expenses	Sourcing Fee	Total Offering Price	Purchase Price Per Interest	Number of Interests
#52MANTLE	$1,600	$125,000	$1,320	$990	$0	$3,090	$132,000	$132.00	1,000
#71MAYS (1)	$1,600	$52,500	$570	$500	$0	$1,830	$57,000	$28.50	2,000
#RLEXPEPSI	$300	$16,800	$178	$500	$0	$22	$17,800	$8.90	2,000
#10COBB	$1,545	$35,000	$390	$500	$55	$1,510	$39,000	$39.00	1,000
#POTTER	$1,095	$65,000	$720	$540	$5,100	($510)	$72,000	$24.00	3,000
#TWOCITIES	$1,495	$12,000	$145	$500	$305	$55	$14,500	$72.50	200
#FROST	$1,695	$10,000	$135	$500	$305	$865	$13,500	$67.50	200
#BIRKINBLEU	$1,250	$55,500	$580	$500	$0	$170	$58,000	$58.00	1,000
#SMURF	$1,250	$29,500	$345	$500	$0	$2,905	$34,500	$17.25	2,000
#70RLEX	$1,200	$17,900	$200	$500	$150	$50	$20,000	$20.00	1,000
#EINSTEIN	$1,750	$11,000	$145	$500	$250	$855	$14,500	$7.25	2,000
#HONUS (1)	$5,300	$500,028	$5,200	$3,900	$0	$5,572	$520,000	$52.00	10,000
#75ALI	$1,050	$44,000	$460	$500	$0	($10)	$46,000	$46.00	1,000
#APROAK	$1,150	$72,500	$750	$563	$0	($63)	$75,000	$75.00	1,000
#88JORDAN	$1,050	$20,000	$220	$500	$47	$230	$22,000	$11.00	2,000
#BIRKINBOR	$1,203	$50,000	$525	$500	$47	$225	$52,500	$26.25	2,000
#33RUTH	$1,003	$74,000	$770	$578	$47	$603	$77,000	$38.50	2,000
#SPIDER1	$1,003	$20,000	$220	$500	$47	$230	$22,000	$22.00	1,000
#BATMAN3	$1,003	$75,000	$780	$585	$47	$585	$78,000	$78.00	1,000
#ROOSEVELT	$400	$17,000	$195	$500	$397	$1,008	$19,500	$19.50	1,000
#ULYSSES	$1,950	$22,000	$255	$500	$100	$695	$25,500	$51.00	500
#56MANTLE	$1,050	$9,000	$100	$500	$0	($650)	$10,000	$1.00	10,000
#AGHOWL	$1,703	$15,500	$190	$500	$297	$810	$19,000	$38.00	500
#18ZION	$650	$13,500	$150	$500	$0	$200	$15,000	$30.00	500
#SNOOPY	$800	$24,000	$255	$500	$0	($55)	$25,500	$12.75	2,000
#APOLLO11	$1,050	$30,000	$320	$500	$0	$130	$32,000	$32.00	1,000
#24RUTHBAT	$1,003	$250,000	$2,550	$1,913	$0	($513)	$255,000	$85.00	3,000
#YOKO	$1,750	$12,500	$160	$500	$250	$840	$16,000	$80.00	200
#RUTHBALL1	$700	$27,000	$290	$500	$0	$510	$29,000	$14.50	2,000
#HULK1	$300	$87,000	$890	$668	$0	$143	$89,000	$44.50	2,000
#HIMALAYA	$1,203	$130,000	$1,400	$1,050	$0	$6,300	$140,000	$70.00	2,000
#55CLEMENTE	$600	$36,000	$380	$500	$0	$520	$38,000	$38.00	1,000
#38DIMAGGIO	$600	$20,000	$220	$500	$0	$680	$22,000	$22.00	1,000
#BOND1	$463	$37,000	$390	$500	$137	$510	$39,000	$39.00	1,000
#LOTR	$563	$27,500	$290	$500	$137	$10	$29,000	$29.00	1,000
#CATCHER	$213	$11,500	$125	$500	$137	$25	$12,500	$25.00	500
#SUPER21	$300	$7,000	$85	$500	$0	$615	$8,500	$1.00	8,500
#BATMAN1	$534	$68,500	$710	$533	$66	$658	$71,000	$71.00	1,000

#GMTBLACK1	$634	$25,000	$280	$500	$66	$1,520	$28,000	$28.00	1,000
#BIRKINTAN	$700	$25,000	$280	$500	$0	$1,520	$28,000	$28.00	1,000
#61JFK	$334	$16,250	$230	$500	$166	$5,520	$23,000	$11.50	2,000
#POKEMON1	$502	$118,000	$1,250	$938	$66	$4,213	$125,000	$25.00	5,000
#LINCOLN	$634	$64,000	$800	$600	$66	$13,900	$80,000	$20.00	4,000
#STARWARS1	$269	$10,000	$120	$500	$131	$980	$12,000	$1.00	12,000
#56TEDWILL	$520	$80,000	$900	$675	$80	$7,825	$90,000	$45.00	2,000
#68MAYS	$520	$32,000	$390	$500	$80	$5,510	$39,000	$19.50	2,000
#TMNT1	$400	$59,000	$650	$500	$730	$3,720	$65,000	$65.00	1,000
#CAPTAIN3	$100	$35,500	$370	$500	$66	$464	$37,000	$37.00	1,000
#51MANTLE	$520	$29,500	$340	$500	$80	$3,060	$34,000	$17.00	2,000
#CHURCHILL	$220	$6,500	$75	$500	$180	$25	$7,500	$1.00	7,500
#SHKSPR4	$400	$105,000	$1,150	$863	$205	$7,282	$115,000	$115.00	1,000
#03KOBE	$460	$44,000	$500	$500	$140	$4,400	$50,000	$8.00	6,250
#03LEBRON	$520	$25,000	$340	$500	$80	$7,560	$34,000	$17.00	2,000
#03JORDAN	$520	$33,000	$410	$500	$80	$6,490	$41,000	$20.50	2,000
#39TEDWILL	$600	$27,750	$280	$500	$0	($1,130)	$28,000	$5.00	5,600
#94JETER	$460	$39,000	$450	$500	$140	$4,450	$45,000	$45.00	1,000
#2020TOPPS (1)	$150	$98,000	$1,000	$750	$0	$100	$100,000	$10.00	10,000
#FANFOUR1	$471	$100,000	$1,050	$788	$129	$2,563	$105,000	$52.50	2,000
#86RICE	$460	$20,000	$230	$500	$140	$1,670	$23,000	$1.00	23,000
#DAREDEV1	$320	$9,500	$115	$500	$80	$985	$11,500	$1.00	11,500
#85MARIO	$460	$140,000	$1,500	$1,125	$140	$6,775	$150,000	$50.00	3,000
#TOS39	$460	$120,000	$1,350	$1,013	$140	$12,038	$135,000	$45.00	3,000
#05LATOUR	$600	$7,442	$98	$500	$0	$1,161	$9,800	$9.80	1,000
#16SCREAG	$600	$31,944	$390	$500	$0	$5,566	$39,000	$39.00	1,000
#14DRC	$600	$45,980	$540	$500	$0	$6,380	$54,000	$54.00	1,000
#57MANTLE	$400	$8,000	$80	$500	$202	($1,182)	$8,000	$1.00	8,000
#FAUBOURG	$560	$115,000	$1,500	$1,125	$140	$31,675	$150,000	$75.00	2,000
#SOBLACK	$520	$50,000	$560	$500	$333	$4,087	$56,000	$56.00	1,000
#GATSBY	$520	$185,000	$2,000	$1,500	$180	$10,800	$200,000	$50.00	4,000
#93DAYTONA	$600	$37,000	$420	$500	$0	$3,480	$42,000	$21.00	2,000
#09TROUT	$400	$225,000	$2,250	$1,688	$202	($4,540)	$225,000	$20.00	11,250
#57STARR	$400	$8,000	$80	$500	$202	($1,182)	$8,000	$1.00	8,000
#AF15	$400	$189,000	$2,000	$1,500	$202	$6,898	$200,000	$25.00	8,000
#03KOBE2	$400	$21,000	$230	$500	$229	$641	$23,000	$4.00	5,750
#JOBSMAC	$400	$35,000	$500	$500	$432	$13,168	$50,000	$10.00	5,000
#16PETRUS	$430	$38,236	$450	$500	$170	$5,214	$45,000	$5.00	9,000
#ALICE	$520	$9,200	$120	$500	$180	$1,480	$12,000	$1.00	12,000
#SPIDER10	$400	$18,000	$210	$500	$202	$1,688	$21,000	$5.00	4,200

#62MANTLE	$460	$132,000	$1,500	$1,125	$140	$14,775	$150,000	$25.00	6,000
#BATMAN6	$320	$23,500	$270	$500	$80	$2,330	$27,000	$13.50	2,000
#CLEMENTE2	$400	$60,000	$700	$525	$202	$8,173	$70,000	$35.00	2,000
#79STELLA	$600	$61,500	$690	$518	$0	$5,693	$69,000	$5.00	13,800
#TKAM	$534	$28,500	$320	$500	$166	$1,980	$32,000	$16.00	2,000
#SUPER14	$460	$120,000	$1,300	$975	$140	$7,125	$130,000	$25.00	5,200
#DIMAGGIO2	$321	$17,625	$210	$500	$308	$2,036	$21,000	$10.50	2,000
#13BEAUX	$400	$21,877	$255	$500	$344	$2,124	$25,500	$5.00	5,100
#ANMLFARM	$100	$8,700	$100	$500	$166	$434	$10,000	$10.00	1,000
#NASA1	$300	$250,000	$3,000	$2,250	$4,687	$39,763	$300,000	$30.00	10,000
#00BRADY	$339	$35,123	$450	$500	$289	$8,298	$45,000	$12.00	3,750
#85NES	$400	$26,000	$320	$500	$459	$4,321	$32,000	$4.00	8,000
#04LEBRON	$400	$44,000	$500	$500	$229	$4,371	$50,000	$10.00	5,000
#85JORDAN	$600	$240,000	$2,500	$1,875	$0	$5,025	$250,000	$25.00	10,000
#69KAREEM	$339	$23,200	$275	$500	$289	$2,896	$27,500	$11.00	2,500
#59JFK	$400	$23,000	$260	$500	$302	$1,538	$26,000	$13.00	2,000
#JUSTICE1	$400	$190,000	$2,150	$1,613	$202	$20,635	$215,000	$43.00	5,000
#GRAPES	$400	$31,000	$390	$500	$302	$6,408	$39,000	$19.50	2,000
#GOLDENEYE	$326	$22,800	$250	$500	$316	$808	$25,000	$5.00	5,000
#03LEBRON2	$320	$90,100	$1,000	$750	$307	$7,523	$100,000	$20.00	5,000
#34GEHRIG	$339	$29,676	$350	$500	$289	$3,845	$35,000	$7.00	5,000
#98KANGA	$420	$150,000	$1,700	$1,275	$180	$16,425	$170,000	$8.00	21,250
#06BRM	$400	$15,720	$185	$500	$344	$1,351	$18,500	$10.00	1,850
#MOONSHOE	$420	$150,000	$1,800	$1,350	$180	$26,250	$180,000	$10.00	18,000
#DUNE	$460	$10,500	$133	$500	$240	$1,418	$13,250	$13.25	1,000
#86FLEER	$805	$146,400	$1,650	$1,238	$242	$14,666	$165,000	$10.00	16,500
#WILDGUN	$400	$24,000	$280	$500	$229	$2,591	$28,000	$7.00	4,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold and represents details through December 31, 2020.

(1)The Asset Seller was issued Interests in the Series as part of total purchase consideration.

The Plan of Distribution table below represents Offerings with no Closing as of December 31, 2020 and represents budgeted amounts for each Series.

Series	Cash on Balance Sheet	Purchase Price	Brokerage Fee	Offering Expenses	Acquisition Expenses	Sourcing Fee	Total Offering Price	Purchase Price Per Interest	Number of Interests
#03TACHE	$300	$70,192	$780	$585	$300	$5,843	$78,000	$5.00	15,600
#AVENGE57	$300	$17,000	$200	$500	$300	$1,700	$20,000	$1.00	20,000
#99TMB2	$300	$50,300	$600	$500	$300	$8,000	$60,000	$6.00	10,000
#AVENGERS1	$300	$250,000	$2,700	$2,025	$300	$14,675	$270,000	$54.00	5,000
#13GIANNIS	$300	$19,600	$250	$500	$328	$4,023	$25,000	$5.00	5,000

#04MESSI	$300	$39,600	$450	$500	$705	$3,445	$45,000	$5.00	9,000
#PUNCHOUT	$300	$80,000	$900	$675	$300	$7,825	$90,000	$9.00	10,000
#BULLSRING	$300	$249,600	$3,000	$2,250	$800	$44,050	$300,000	$10.00	30,000
#70AARON	$300	$16,122	$180	$500	$300	$598	$18,000	$3.00	6,000
#96CHARZRD	$300	$57,877	$650	$500	$369	$5,304	$65,000	$10.00	6,500
#ICECLIMB	$300	$70,000	$800	$600	$300	$8,000	$80,000	$8.00	10,000
#01TIGER	$300	$15,600	$185	$500	$300	$1,615	$18,500	$10.00	1,850
#JUNGLEBOX	$300	$30,100	$345	$500	$300	$2,955	$34,500	$5.00	6,900
#51HOWE	$300	$39,600	$450	$500	$705	$3,445	$45,000	$9.00	5,000
#09COBB	$300	$27,600	$320	$500	$300	$2,980	$32,000	$4.00	8,000
#96JORDAN2	$300	$47,880	$540	$500	$300	$4,480	$54,000	$5.00	10,800
#THOR	$300	$195,000	$2,150	$1,613	$300	$15,638	$215,000	$20.00	10,750
#FOSSILBOX	$300	$18,000	$210	$500	$300	$1,690	$21,000	$5.00	4,200
#59FLASH	$300	$58,000	$650	$500	$300	$5,250	$65,000	$6.50	10,000
#POKEBLUE	$300	$20,000	$240	$500	$300	$2,660	$24,000	$10.00	2,400
#DOMINOS	$300	$8,468	$110	$500	$332	$1,290	$11,000	$5.50	2,000
#PICNIC	$300	$48,000	$540	$500	$300	$4,360	$54,000	$27.00	2,000
#98GTA	$300	$13,200	$158	$500	$300	$1,293	$15,750	$5.00	3,150
#58PELE	$300	$288,000	$3,150	$2,363	$705	$20,483	$315,000	$10.00	31,500
#09CURRY	$300	$22,800	$250	$500	$324	$826	$25,000	$10.00	2,500
#84JORDAN	$300	$312,500	$3,750	$2,813	$5,686	$49,952	$375,000	$25.00	15,000
#09BEAUX	$300	$29,475	$340	$500	$300	$3,085	$34,000	$5.00	6,800
#KEROUAC	$300	$85,000	$980	$735	$400	$10,585	$98,000	$20.00	4,900
#96JORDAN	$300	$42,000	$480	$500	$300	$4,420	$48,000	$4.00	12,000
#FEDERAL	$300	$120,000	$1,500	$1,125	$400	$26,675	$150,000	$15.00	10,000
#62BOND	$300	$76,455	$930	$698	$662	$13,955	$93,000	$6.00	15,500
#71TOPPS	$300	$60,000	$680	$510	$307	$6,203	$68,000	$4.00	17,000
#DEATON	$300	$250,000	$2,850	$2,138	$300	$29,413	$285,000	$25.00	11,400
#98ZELDA	$300	$20,000	$235	$500	$300	$2,165	$23,500	$4.70	5,000
#03JORDAN2	$300	$36,000	$420	$500	$395	$4,385	$42,000	$4.20	10,000
#WOLVERINE	$300	$42,000	$475	$500	$300	$3,925	$47,500	$9.50	5,000
#91JORDAN	$300	$67,200	$700	$525	$564	$711	$70,000	$7.00	10,000
#79GRETZKY	$300	$720,000	$8,000	$6,000	$1,484	$64,216	$800,000	$40.00	20,000
#17DUJAC	$300	$23,232	$260	$500	$300	$1,408	$26,000	$8.00	3,250
#FAUBOURG2	$300	$150,000	$1,650	$1,238	$300	$11,513	$165,000	$15.00	11,000
#MOSASAUR	$300	$17,813	$300	$500	$300	$10,788	$30,000	$5.00	6,000
#92JORDAN	$300	$36,000	$420	$500	$300	$4,480	$42,000	$6.00	7,000
#14KOBE	$300	$69,300	$780	$585	$785	$6,250	$78,000	$8.00	9,750
#03LEBRON3	$300	$204,000	$2,300	$1,725	$564	$21,111	$230,000	$23.00	10,000
#95TOPSUN	$300	$50,000	$600	$500	$300	$8,300	$60,000	$6.00	10,000
#OPEECHEE	$300	$252,000	$3,000	$2,250	$649	$41,801	$300,000	$30.00	10,000

#59BOND	$300	$68,221	$820	$615	$661	$11,383	$82,000	$8.00	10,250
#09TROUT2	$300	$50,000	$560	$500	$300	$4,340	$56,000	$5.00	11,200
#ROCKETBOX	$300	$25,100	$285	$500	$300	$2,015	$28,500	$6.00	4,750
#94JORDAN	$300	$73,200	$850	$638	$597	$9,416	$85,000	$8.50	10,000
#85MJPROMO	$300	$22,500	$280	$500	$300	$4,120	$28,000	$8.00	3,500
#17MAHOMES	$300	$215,000	$3,000	$2,250	$300	$79,150	$300,000	$12.00	25,000
#76PAYTON	$300	$53,500	$650	$500	$300	$9,750	$65,000	$6.50	10,000
#11BELAIR	$300	$18,995	$220	$500	$300	$1,685	$22,000	$11.00	2,000
#16KOBE	$300	$631,200	$8,000	$6,000	$300	$154,200	$800,000	$8.00	100,000
#FANFOUR5	$300	$72,000	$800	$600	$332	$5,968	$80,000	$8.00	10,000
#86DK3	$300	$38,400	$435	$500	$300	$3,565	$43,500	$10.00	4,350
#18LUKA	$300	$22,322	$265	$500	$300	$2,813	$26,500	$5.00	5,300
#MARADONA	$300	$11,211	$140	$500	$300	$1,549	$14,000	$7.00	2,000
#68RYAN	$300	$60,000	$700	$525	$373	$8,102	$70,000	$7.00	10,000
#99CHARZRD	$300	$300,000	$3,500	$2,625	$750	$42,825	$350,000	$10.00	35,000
#96KOBE	$300	$67,200	$770	$578	$490	$7,662	$77,000	$11.00	7,000
#POKEYELOW	$300	$46,500	$550	$500	$300	$6,850	$55,000	$5.00	11,000
#POKELUGIA	$300	$95,000	$1,100	$825	$300	$12,475	$110,000	$11.00	10,000
#48JACKIE	$300	$340,000	$3,750	$2,813	$300	$27,838	$375,000	$20.00	18,750
#VANHALEN	$300	$54,000	$620	$500	$493	$6,087	$62,000	$12.40	5,000
#XMEN1	$300	$215,000	$2,400	$1,800	$300	$20,200	$240,000	$20.00	12,000
#TORNEK	$300	$153,000	$1,650	$1,238	$300	$8,513	$165,000	$5.00	33,000
#05MJLJ	$300	$72,000	$820	$615	$300	$7,965	$82,000	$4.00	20,500
#85JORDAN2	$300	$230,000	$2,800	$2,100	$300	$44,500	$280,000	$14.00	20,000
#81MONTANA	$300	$63,000	$700	$525	$300	$5,175	$70,000	$7.00	10,000
#GYMBOX	$300	$15,000	$180	$500	$357	$1,663	$18,000	$6.00	3,000
#87JORDAN	$300	$45,100	$500	$500	$346	$3,254	$50,000	$5.00	10,000
#00MOUTON	$300	$23,449	$270	$500	$300	$2,181	$27,000	$13.50	2,000
#09CURRY2	$300	$451,200	$5,250	$3,938	$2,149	$62,163	$525,000	$25.00	21,000
#60ALI	$300	$210,000	$2,350	$1,763	$573	$20,014	$235,000	$10.00	23,500
#APPLE1	$300	$736,863	$8,250	$6,188	$6,245	$67,155	$825,000	$25.00	33,000
#POKEMON2	$300	$375,000	$4,150	$3,113	$300	$32,138	$415,000	$10.00	41,500
#GWLOTTO	$300	$25,713	$350	$500	$696	$7,442	$35,000	$14.00	2,500
#NICKLAUS1	$300	$34,499	$400	$500	$300	$4,001	$40,000	$10.00	4,000
#85LEMIEUX	$300	$78,000	$875	$656	$343	$7,326	$87,500	$5.00	17,500
#SMB3	$300	$21,500	$250	$500	$300	$2,150	$25,000	$5.00	5,000
#RIVIERA	$300	$22,680	$300	$500	$332	$5,888	$30,000	$5.00	6,000
#NEOBOX	$300	$40,133	$450	$500	$300	$3,317	$45,000	$4.50	10,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold or cancelled and represents details through December 31, 2020. Brokerage Fee and Offering Expenses (Custody Fee) assume that 100% of Interests in each Offering are sold.

(1)The Asset Seller was issued Interests in the Series as part of total purchase consideration.

There will be different Closing dates for each Offering. The Closing of an Offering will occur on the earliest to occur of (i) the date subscriptions for the Total Maximum Interests for a Series have been accepted or (ii) a date determined by the Manager in its sole discretion, provided that subscriptions for the Total Minimum Interests of such Series have been accepted.  If Closing has not occurred, an Offering shall be terminated upon (i) the date which is one year from the date this Offering Circular is qualified by the Commission which period may be extended with respect to a particular Series by an additional six months by the Manager in its sole discretion, or (ii) any date on which the Manager elects to terminate the Offering in its sole discretion.

In the case of each Series designated with a purchase option agreement in the Master Series Table, the Company has independent purchase option agreements to acquire the individual Underlying Assets, which it plans to exercise upon the Closing of the individual Offering. These individual purchase option agreements may be further extended past their initial expiration dates and in the case a Series Offering does not close on or before its individual expiration date, or if we are unable to negotiate an extension of the purchase option, the individual Offering will be terminated.

This Offering Circular does not constitute an offer or sale of any Series of Interests outside of the U.S.

Those persons who want to invest in the Interests must sign a Subscription Agreement, which will contain representations, warranties, covenants, and conditions customary for private placement investments in limited liability companies, see “How to Subscribe” below for further details.  A copy of the form of Subscription Agreement is attached as Exhibit 4.1.

Each Series of Interests will be issued in book-entry form without certificates and, as of this time, will be transferred into a custodial account, created by the Custodian for each Investor, upon the Closing of the applicable Offerings. All previously issued shares held on the books of the Issuer are transferred into the Custodian brokerage accounts upon consent by the individual Investors.

The Asset Manager, the Manager or its affiliates, and not the Company, will pay all of the expenses incurred in these Offerings that are not covered by the Brokerage Fee, the Sourcing Fee, Offering Expenses or Acquisition Expenses, including fees to Legal Counsel, but excluding fees for counsel or other advisors to the Investors and fees associated with the filing of periodic reports with the Commission and future blue-sky filings with state securities departments, as applicable.  Any Investor desiring to engage separate legal counsel or other professional advisors in connection with this Offering will be responsible for the fees and costs of such separate representation.

Investor Suitability Standards

The Interests are being offered and sold only to “qualified purchasers” (as defined in Regulation A under the Securities Act) include: (i) “accredited investors” under Rule 501(a) of Regulation D and (ii) all other Investors so long as their investment in any of the Interests of the Company (in connection with this Series or any other Series offered under Regulation A) does not represent more than 10% of the greater of their annual income or net worth (for natural persons), or 10% of the greater of annual revenue or net assets at fiscal year-end (for non-natural persons). We reserve the right to reject any Investor’s subscription in whole or in part for any reason, including if we determine in our sole and absolute discretion that such Investor is not a “qualified purchaser” for purposes of Regulation A.

For an individual potential Investor to be an “accredited investor” for purposes of satisfying one of the tests in the “qualified purchaser” definition, the Investor must be a natural person who has:

1.an individual net worth, or joint net worth with the person’s spouse, that exceeds $1,000,000 at the time of the purchase, excluding the value of the primary residence of such person and the mortgage on that primary residence (to the extent not underwater), but including the amount of debt that exceeds the value of that residence and including any increase in debt on that residence within the prior 60 days, other than as a result of the acquisition of that primary residence; or

2.earned income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year.

If the Investor is not a natural person, different standards apply. See Rule 501 of Regulation D for more details. On August 26, 2020, the Commission adopted amendments to expand the definition of “accredited investor” which will become effective 60 days after publication in the Federal Register. When effective, these amendments will, among other changes, expand the types of entities that qualify as accredited investors, enable investors that hold FINRA Series 7, 65 or 82 licenses to qualify as accredited investors and expand the concept of “spouse” to include spousal equivalents for purposes of the financial tests referenced above. For purposes of determining whether a potential Investor is a “qualified purchaser”, annual income and net worth should be calculated as provided in the “accredited Investor” definition under Rule 501 of Regulation D. In particular, net worth in all cases should be calculated excluding the value of an Investor’s home, home furnishings and automobiles.

The Interests will not be offered or sold to prospective Investors subject to the Employee Retirement Income Security Act of 1974 and regulations thereunder, as amended (“ERISA”).

If you live outside the United States, it is your responsibility to fully observe the laws of any relevant territory or jurisdiction outside the United States in connection with any purchase, including obtaining required governmental or other consent and observing any other required legal or other formalities.

Our Manager and the BOR, in its capacity as broker of record for these Offerings, will be permitted to make a determination that the subscribers of Interests in each Offering are “qualified purchasers” in reliance on the information and representations provided by the subscriber regarding the subscriber’s financial situation. Before making any representation that your investment does not exceed applicable federal thresholds, we encourage you to review Rule 251(d)(2)(i)(C) of Regulation A.  For general information on investing, we encourage you to refer to http://www.investor.gov.

An investment in our Interests may involve significant risks.  Only Investors who can bear the economic risk of the investment for an indefinite period of time and the loss of their entire investment should invest in the Interests.  See “Risk Factors.”

Minimum Investment

The minimum subscription by an Investor in an Offering is one (1) Interest.  The Manager and/or its affiliates must purchase a minimum of 1% of Interests of each Series at the Closing of its each Offering. The Manager may purchase greater than 1% of Interests of any Series at the applicable Closing, in its sole discretion.

Lock-up Period

The Rally Entities shall be subject to a 90-day lock-up period starting the day of Closing, for any Interests which it purchases in an Offering.

Broker

Pursuant to a broker-dealer agreement, dated August 12, 2019, between the Company and the BOR (as amended, the “Brokerage Agreement”) will serve as broker of record for the Company’s Regulation A Offerings.

The BOR will perform the following technology and compliance services in connection with the sale of the Interests as a broker-of-record:

1.Accept Investor data from the Company;

2.Review and process Investor information, including Know Your Customer (KYC) data, perform Anti-Money Laundering (AML), using the BOR and third-party vendors resources, and other compliance background checks, and provide a recommendation to the Company whether or not to accept Investor as a customer of the Company based solely on AML and KYC process;

3.Coordinate and help establish escrow services for Investor documentation, if necessary, through a third-party qualified escrow agent:

4.Review each Investor’s subscription agreement to confirm accuracy of information and such Investors participation in the Series, and based upon such review provide a determination to the Company whether or not to accept the use of the subscription agreement for the Investor’s participation;

5.Contact and/or notify the Company of any Investor that the BOR advises the Company to decline;

6.Contact and/or notify the Company, if needed, to gather additional information or clarification;

7.Serve as a registered agent for each Series on which it acts as broker-of-record where required for state Blue Sky law requirements;

8.Coordinate and transmit book-entry data to the Company’s Custodian to assist in maintaining the Company’s ownership registry for each Series;

9.Keep Investor details and data confidential and not disclose to any third-party except as required by regulators or in performance of its obligations under the Brokerage Agreement (e.g. as needed for AML and background checks); and

10.Comply with any required FINRA filings including filings required under Rule 5110 for the Offering.

The BOR is a broker-dealer registered with the Commission and a member of the FINRA and the SIPC and is registered in each state where the Offerings and sale of the Interest will occur but will not act as a finder, placement agent or underwriter in connection with these Offerings. The BOR will receive a Brokerage Fee but will not purchase or solicit the purchase of any Interests and, therefore, will not be eligible to receive any finder’s fees or any underwriting or placement agent discounts or commissions in connection with any Offering of Interests.  In addition, we have agreed pay the BOR for certain other expenses.

The Brokerage Agreement will remain in effect for a period ending on the earlier of: (i) the final Closing of the Offering for a Series of Interests for which the BOR acts as broker-of-record, or (ii) twelve (12) months from the effective date of the Brokerage Agreement. A copy of the Brokerage Agreement is attached hereto as Exhibit 6.2.

Custodian

The Custodian will hold the brokerage accounts into which Interests in the Company’s Offerings are transferred upon the Closing of each of the Company’s Offerings, pursuant to a custody agreement dated January 7, 2020 (as amended, the “Custody Agreement”).  The Custodian is a broker-dealer registered with the Commission and a member of the FINRA and the SIPC and is registered in every state in which Interests in Series of the Company will be sold.  The Custodian will receive a Custody Fee but will not purchase any Interests and, therefore, will not be eligible to receive any discounts, commissions or any underwriting or finder’s fees in connection with any Offering.

Escrow Agent

The Escrow Agent who will be appointed pursuant to an escrow agreement among the BOR, the Escrow Agent, and the Company, on behalf of the Series (the “Escrow Agreement”). Each Series will generally be responsible for fees due to the Escrow Agent, which are categorized as part of the Offering Expenses described in the “Fees and Expenses” section below; however, the Manager has agreed to pay and not be reimbursed for fees due to the Escrow Agent incurred in the case of the Offerings for the Series in the Master Series Table. The Company and the BOR must jointly and severally indemnify the Escrow Agent and each of its officers, directors, employees and agents against any losses that are incurred in connection with providing the services under the Escrow Agreement other than losses that arise out of the Escrow Agent’s gross negligence or willful misconduct. A copy of the Escrow Agreement is attached hereto as Exhibit 8.1.

Fees and Expenses

Offering Expenses

Each Series of Interests will generally be responsible for their respective Offering Expenses. Offering Expenses consist of legal, accounting, escrow, filing, banking, compliance costs and Custody Fees, as applicable, related to a specific Offering (and excludes ongoing costs described in Operating Expenses). The Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for the Series detailed in the Master Series Table except in the case of Custody Fees, which are funded through the proceeds of the respective Offerings at Closing.

As compensation for providing certain custodian services to the Company, the Custodian will receive the Custody Fee.  Each Series of Interests will be responsible for paying its own Custody Fee to the Custodian in connection with the sale of Interests in such Series, except if otherwise stated for a particular Series. The Custody Fee will be payable from the proceeds of such Offering. For all previously closed Offerings, the Manager will retroactively pay the Custodian the Custody Fee upon transfer of Interests related to such Offerings into the brokerage accounts created for each Interest Holder by the Custodian.

Acquisition Expenses

Each Series of Interests will be responsible for any and all fees, costs and expenses incurred in connection with the evaluation, discovery, investigation, development and acquisition of the Underlying Asset related to such Series incurred prior to the Closing, including brokerage and sales fees and commissions (but excluding the Brokerage Fee), appraisal fees, research fees, transfer taxes, third party industry and due diligence experts, bank fees and interest (if the Underlying Asset was acquired using debt prior to completion of an Offering), auction house fees, travel and lodging for inspection purposes, transportation costs to transfer the Underlying Asset from the Asset Seller’s possession to the storage facility or to locations for creation of photography and videography materials (including any insurance required in connection with such transportation), initial refurbishment or maintenance, and photography and videography expenses in order to prepare the profile for the Underlying Asset on the Platform. The Acquisition Expenses will be payable from the proceeds of each Offering.

Brokerage Fee

As compensation for providing certain broker-dealer services to the Company, the BOR will receive the Brokerage Fee. Each Series of Interests will be responsible for paying its own Brokerage Fee to the BOR in connection with the sale of Interests in such Series, except if otherwise stated for a particular Series. The Brokerage Fee will be payable from the proceeds of such Offering. In addition to the Brokerage Fee, the Company has agreed to pay the BOR a one-time advance set up fee of $10,000.   The Company will also fund $8,000 in FINRA 5110 filing fees which represents the 5110 fee for the maximum of $50,000,000 of issuance in the upcoming twelve-month period. The set-up fee is to facilitate the Offerings but is not related to a specific Series of Interests. Any unused portion of these fees will be reimbursed to the Company.

Sourcing Fee

The Manager will be paid the Sourcing Fee, which in respect of each Offering, shall not exceed the amounts described in the Master Series Table and in respect of any other Offering, such amount as determined by the Manager at the time of such Offering.

Additional Information Regarding this Offering Circular

We have not authorized anyone to provide you with information other than as set forth in this Offering Circular.  Except as otherwise indicated, all information contained in this Offering Circular is given as of the date of this Offering Circular.  Neither the delivery of this Offering Circular nor any sale made hereunder shall under any circumstances create any implication that there has been no change in our affairs since the date hereof.

From time to time, we may provide an “Offering Circular Supplement” that may add, update or change information contained in this Offering Circular. Any statement that we make in this Offering Circular will be modified or superseded by any inconsistent statement made by us in a subsequent Offering Circular Supplement. The Offering Statement we filed with the Commission includes exhibits that provide more detailed descriptions of the matters discussed in this Offering Circular.  You should read this Offering Circular and the related exhibits filed with the Commission and any Offering Circular Supplement, together with additional information contained in our annual reports, semiannual reports and other reports and information statements that we will file periodically with the Commission.

The Offering Statement and all amendments, supplements and reports that we have filed or will file in the future can be read on the Commission website at www.sec.gov or in the legal section for the applicable Underlying Asset on the Platform.  The contents of the Platform (other than the Offering Statement, this Offering Circular and the Appendices and Exhibits thereto) are not incorporated by reference in or otherwise a part of this Offering Circular.

How to Subscribe

Potential Investors who are “qualified purchasers” may subscribe to purchase Interests in the Series which have not had a Closing, as detailed in the Master Series Table (gray highlighting in the Master Series Table indicates Series for which an Offering has not yet closed).

The subscription process for each Offering is a separate process. Any potential Investor wishing to acquire any Series Interests must:

1.Carefully read this Offering Circular, and any current supplement, as well as any documents described in the Offering Circular and attached hereto or which you have requested. Consult with your tax, legal and financial advisors to determine whether an investment in any of the Series Interests is suitable for you.

2.Review the Subscription Agreement (including the “Investor Qualification and Attestation” attached thereto), which was pre-populated following your completion of certain questions on the Platform application and if the responses remain accurate and correct, sign the completed Subscription Agreement using electronic signature.  Except as otherwise required by law, subscriptions may not be withdrawn or cancelled by subscribers.

3.Once the completed Subscription Agreement is signed for a particular Offering, an integrated online payment provider will transfer funds in an amount equal to the purchase price for the relevant Series of Interests you have applied to subscribe for (as set out on the front page of your Subscription Agreement) into a non-interest-bearing escrow account with the Escrow Agent. The Escrow Agent will hold such subscription monies in escrow until such time as your Subscription Agreement is either accepted or rejected by the Manager and, if accepted, such further time until you are issued with Series Interests for which you subscribed.

4.The Manager and the BOR will review the subscription documentation completed and signed by you. You may be asked to provide additional information. The Manager or the BOR will contact you directly if required.  We reserve the right to reject any subscriptions, in whole or in part, for any or no reason, and to withdraw any Offering at any time prior to Closing.

5.Once the review is complete, the Manager will inform you whether or not your application to subscribe for the Series Interests is approved or denied and if approved, the number of Series Interests you are entitled to subscribe for. If your subscription is rejected in whole or in part, then your subscription payments (being the entire amount if your application is rejected in whole or the payments associated with those subscriptions rejected in part) will be refunded promptly, without interest or deduction. The Manager accepts subscriptions on a first-come, first served basis subject to the right to reject or reduce subscriptions.

6.If all or a part of your subscription in a particular Series is approved, then the number of Series Interests you are entitled to subscribe for will be issued to you upon the Closing. Simultaneously with the issuance of the Series Interests, the subscription monies held by the Escrow Agent in escrow on your behalf will be transferred to the account of the applicable Series as consideration for such Series Interests.

By executing the Subscription Agreement, you agree to be bound by the terms of the Subscription Agreement and Operating Agreement. The Company, the Manager and the BOR will rely on the information you provide in the Subscription Agreement, including the “Investor Qualification and Attestation” attached thereto and the supplemental information you provide in order for the Manager and the BOR to verify your status as a “qualified purchaser”. If any information about your “qualified purchaser” status changes prior to you being issued Series Interests, please notify the Manager immediately using the contact details set out in the Subscription Agreement.

For further information on the subscription process, please contact the Manager using the contact details set out in the “Where to Find Additional Information” section.

The subscription funds advanced by prospective Investors as part of the subscription process will be held in a non-interest-bearing account with the Escrow Agent and will not be commingled with the Series of Interests’ operating account, until if and when there is a Closing for a particular Offering with respect to that Investor. When the Escrow Agent has received instructions from the Manager or the BOR that an Offering will close, and the Investor’s subscription is to be accepted (either in whole or part), then the Escrow Agent shall disburse such Investor’s subscription proceeds in its possession to the account of the applicable Series.  If an Offering is terminated without a Closing, or if a prospective Investor’s subscription is not accepted or is cut back due to oversubscription or otherwise, such amounts placed into escrow by prospective Investors will be returned promptly to them without interest or deductions.  Any costs and expenses associated with a terminated Offering will be borne by the Manager.

DESCRIPTION OF THE BUSINESS

Overview

The Memorabilia Assets market, a global, multi-billion-dollar industry, is characterized by: (i) a very small number of collectors who have the financial means to acquire, enjoy and derive financial gains from the highest quality and value Memorabilia Assets, and (ii) a very large number of Asset Class enthusiasts who have equivalent knowledge and passion for the assets, but no current mechanism to benefit financially from or enjoy certain benefits of ownership of the Asset Class in the highest value segment. This dichotomy and the disproportionate access to the upper-end of the market have resulted in the creation of significant latent demand from the enthusiast community to participate more meaningfully in an Asset Class that, to date, they have passively watched deliver returns to a select group of individual collectors.

The Company’s mission is to leverage technology and design, modern business models influenced by the sharing economy, and advancements in the financial regulatory environment to democratize the Asset Class. The Company aims to provide enthusiasts with access to the market by enabling them to create a diversified portfolio of equity Interests in the highest quality Memorabilia Assets through a seamless investment experience on the Platform. As well, Investors will have the opportunity to participate in a unique collective ownership experience, including museum/retail locations and social events, as part of the Membership Experience Programs (as described in “Description of the Business – Business of the Company”). The objective is to use revenue generated from these Membership Experience Programs to fund the highest caliber of care for the Underlying Assets in the collection, which we expect ultimately to be offset by meaningful economies of scale in the form of lower costs for collection level insurance, maintenance contracts and storage facilities, and to generate Free Cash Flow distributions to equity Investors in the Underlying Assets.  The Manager may maintain Free Cash Flow funds in a deposit account or an investment account for the benefit of the Series.

Collectors and dealers interested in selling their Memorabilia Assets will benefit from greater liquidity, significantly lower transaction costs and overhead, and a higher degree of transparency as compared to traditional methods of transacting the Memorabilia Assets. Auction and consignment models may include upwards of ~20% of asset value in transaction costs, as well as meaningful overhead in terms of asset preparation, shipping and marketing costs, and time value. The Company thus aims to align the interests of buyers and sellers, while opening up the market to a significantly larger number of participants than was previously possible, thereby driving market appropriate valuations and greater liquidity.

Business of the Company

The Interests represent an investment in a particular Series and thus indirectly the Underlying Asset and do not represent an investment in the Company or the Manager generally.  We do not anticipate that any Series will own any assets other than the Underlying Asset associated with such Series.  However, we expect that the operations of the Company, including the issuance of additional Series of Interests and their acquisition of additional assets, will benefit Investors by enabling each Series to benefit from economies of scale and by allowing Investors to enjoy the Company’s Underlying Asset collection at the Membership Experience Programs (as defined below).

We anticipate that the Company’s core competency will be the identification, acquisition, marketing and management of Memorabilia Assets for the benefit of the Investors. In addition, through the use the Platform, the Company aspires to offer innovative digital products that support a seamless, transparent and unassuming investment process as well as unique and enjoyable experiences that enhance the utility value of investing in passion assets. The Company, with the support of the Manager and its affiliates and through the use of the Platform, aims to provide:

(i)Investors with access to the highest quality Memorabilia Assets for investment, portfolio diversification and secondary market liquidity for their Interests, through the Platform (see “Description of the Business – Liquidity Platform” for additional information)  on the Platform, or otherwise, although there can be no guarantee that a secondary market will ever develop, through the Platform, or otherwise, or that appropriate registrations to permit such secondary trading will ever be obtained.

(ii)Asset Sellers with greater market transparency and insights, lower transaction costs, increased liquidity, a seamless and convenient sale process, portfolio diversification and the ability to build equity positions in assets via the Interests issued to Asset Sellers in Offerings for Series Interests conducted through the Platform, as part of total purchase consideration to the Asset Sellers.

(iii) All Platform users with a premium, highly curated, engaging Memorabilia Asset media experience, including “fantasy collecting” features. The investable assets on the Platform will be supplemented with “private” assets, which will be used to generate conversation, support the “fantasy collecting” component of the Platform and enable users to share personal sentiment on all types of assets.

(iv)All Platform users and others with opportunities to engage with the Underlying Assets in the Company’s collection through a diverse set of potential tangible interactions with assets on the Platform and unique collective ownership experiences (together, the “Membership Experience Programs”) such as:

•Visit & interact at Rally Rd.™ Museums (i.e., Open HQ, warehouse visits, pop-up shops with partner businesses, or “tents” at major auctions/events where users can view the Underlying Assets in person and interact with each other in a social environment);

•Asset sponsorship models (e.g. corporate sponsors or individuals pay for assets to appear in movies, commercials or at events); and

•Other asset-related products (e.g., merchandise, social networking, communities).

A core principle of Memorabilia Asset collecting is the enjoyment of the assets. As such, the ultimate goal of the Membership Experience Programs will be to operate the asset profitably (i.e., generate revenues in excess of Operating Expenses at the Membership Experience Programs within mandated usage guidelines) while maintaining exemplary maintenance standards to support the potential generation of financial returns for Investors in each Series. The Membership Experience Programs, with appropriate controls and incentives, and active monitoring by the Manager and the Asset Manager, should enable a highly differentiated and enjoyable shared collecting experience while providing for premium care for assets in the Company’s collection. To the extent the Manager and the Asset Manager considers it beneficial to Investors, we plan to include all the Underlying Assets, in the sole discretion of the Manager, in the Membership Experience Programs.

Our objective is to become the leading marketplace for investing in collector quality Memorabilia Assets and, through the Platform, to provide Investors with financial returns commensurate with returns in the Asset Class, to enable deeper and more meaningful participation by Memorabilia Asset enthusiasts in the hobby, to provide experiential and social benefits comparable to those of a world-class Memorabilia Asset collector, and to manage the collection in a manner that provides exemplary care to the assets and offers potential returns for Investors.

Competition

Although the Company’s business model is unique in the Asset Class, there is potentially significant competition for the Underlying Assets, which the Company securitizes through its Offerings, from many different market participants. While the majority of transactions continue to be peer-to-peer with very limited public information, other market players such as dealers and auction houses continue to play an increasing role.

Most of our current and potential competitors in the Asset Class, such as dealers and auction houses, have significantly greater financial, marketing and other resources than we do and may be able to devote greater resources sourcing the Memorabilia Assets that the Company competes for. In addition, almost all of these competitors, in particular the auction houses, have longer operating histories and greater name recognition than we do and are focused on a more established business model.

There are also start-up models around shared ownership of Memorabilia Assets, developing in the industry, which will result in additional competition for Memorabilia Assets, but so far none of these models focus on the regulated securities market.

With the continued increase in popularity in the Asset Class, we expect competition for Memorabilia Assets to intensify in future. Increased competition may lead to increased prices, which will reduce the potential value appreciation that Investors may be able to achieve by owning Interests in the Company’s Offerings and will decreased the number of high-quality assets the Company can securitize through the Platform.

In addition, there are companies that are developing crowd funding models for other alternative asset classes such as racehorses, wine or art, who may decide to enter the Asset Class as well.

Customers

We target the broader U.S. Asset Class enthusiast and the 83.1 million U.S. millennial market (based on 2015 figures by the U.S. Census Bureau) as our key customer bases. The customers of the Company are the Investors in each Series that has closed an Offering. As of the date of this filing, the Company has closed the Offerings highlighted in white in the Master Series Table.

Manager

The Operating Agreement designates the Manager as the managing member of the Company.  The Manager will generally not be entitled to vote on matters submitted to the Interest Holders.  The Manager will not have any distribution, redemption, conversion or liquidation rights by virtue of its status as the Manager.

The Operating Agreement further provides that the Manager, in exercising its rights in its capacity as the managing member, will be entitled to consider only such interests and factors as it desires, including its own interests, and will have no duty or obligation (fiduciary or otherwise) to give any consideration to any interest of or factors affecting the Company, any Series of Interests or any of the Interest Holders and will not be subject to any different standards imposed by the Operating Agreement, the LLC Act or under any other law, rule or regulation or in equity.  In addition, the Operating Agreement provides that the Manager will not have any duty (including any fiduciary duty) to the Company, any Series or any of the Interest Holders.

In the event the Manager resigns as managing member of the Company, the holders of a majority of all Interests of the Company may elect a successor managing member.  Holders of Interests in each Series of the Company have the right to remove the Manager as Manager of the Company, by a vote of two-thirds of the holders of all Interests in each Series of the Company (excluding the Manager), in the event the Manager is found by a non-appealable judgment of a court of competent jurisdiction to have committed fraud in connection with a Series of Interests or the Company. If so convicted, the Manager shall call a meeting of all of the holders of every Series of Interests within 30 calendar days of such non-appealable judgment at which the holders may vote to remove the Manager as Manager of the Company and each Series.  If the Manager fails to call such a meeting, any Interest Holder will have the authority to call such a meeting.  In the event of its removal, the Manager shall be entitled to receive all amounts that have accrued and are due and payable to it. If the holders vote to terminate and dissolve the Company (and therefore the Series), the liquidation provisions of the Operating Agreement shall apply (as described in “Description of the Interests Offered – Liquidation Rights”). In the event the Manager is removed as Manager of the Company, it shall also immediately cease to be Manager of any Series.

See “Management” for additional information regarding the Manager.

Advisory Board

The Manager has assembled an Advisory Board to assist the Manager in identifying and acquiring the Underlying Assets, to assist the Asset Manager in managing the Underlying Assets and to advise the Manager and certain other matters associated with the business of the Company and the various Series of Interests.

The members of the Advisory Board are not managers or officers of the Company or any Series and do not have any fiduciary or other duties to the Interest Holders of any Series.

Operating Expenses

Operating Expenses are allocated to each Series based on the Companies allocation policy (see “Allocation of Expenses” below). Each Series is only responsible for the Operating Expenses associated with such Series, as determined by the Manager in accordance with the allocation policy, and not the Operating Expenses related to any other Series. Upon the Closing of an Offering for a Series, the Series will be responsible for the following costs and expenses attributable to the activities of the Company related to the Series:

(i)any and all ongoing fees, costs and expenses incurred in connection with the management of the Underlying Asset related to a Series, including import taxes, income taxes, annual registration fees, transportation (other than transportation costs described in Acquisition Expenses), storage (including its allocable portion of property rental fees should the Manager decide to rent a property to store a number of Underlying Assets), security, valuation, custodianship, marketing, maintenance, refurbishment, presentation, perfection of title and utilization of an Underlying Asset;

(ii)fees, costs and expenses incurred in connection with preparing any reports and accounts of a Series of Interests, including any blue-sky filings required in certain states and any annual audit of the accounts of such Series of Interests (if applicable);

(iii)fees, costs and expenses of a third-party registrar and transfer agent appointed in connection with a Series of Interests;

(iv)fees, costs and expenses incurred in connection with making any tax filings on behalf of the Series of Interests;

(v)any indemnification payments;

(vi)any and all insurance premiums or expenses incurred in connection with the Underlying Asset, including insurance required for utilization at and transportation of the Underlying Asset to events under Membership Experience Programs (excluding any insurance taken out by a corporate sponsor or individual paying to showcase an asset at an event but including, if obtained, directors and officers insurance of the directors and officers of the Manager or the Asset Manager); and

(vii)any similar expenses that may be determined to be Operating Expenses, as determined by the Manager in its reasonable discretion.

The Manager and the Asset Manager have agreed to pay and not be reimbursed for Operating Expenses incurred prior to the Closing of any of the Series detailed in the Master Series Table. The Manager and the Asset Manager each will bear their own expenses of an ordinary nature, including all costs and expenses on account of rent (other than for storage of the Underlying Asset), supplies, secretarial expenses, stationery, charges for furniture, fixtures and equipment, payroll taxes, remuneration and expenses paid to employees and utilities expenditures (excluding utilities expenditures in connection with the storage of the Underlying Assets).

If the Operating Expenses for a particular Series exceed the amount of revenues generated from the Underlying Asset of such Series and cannot be covered by any Operating Expense reserves on the balance sheet of the Series, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series, on which the Manager or the Asset Manager may impose a reasonable rate of interest, and be entitled to Operating Expenses Reimbursement Obligations, and/or (c) cause additional Interests to be issued in the Series in order to cover such additional amounts.

Indemnification of the Manager and its affiliates

The Operating Agreement provides that the Indemnified Parties won’t be liable to the Company, any Series or any Interest Holders for any act or omission taken by the Indemnified Parties in connection with the business of the Company or any Series that has not been determined in a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Each Series will indemnify the Indemnified Parties out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Indemnified Parties with respect to the Company or the applicable

Series and with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Description of the Asset Management Agreement

Each Series has entered or intends to enter into a separate Asset Management Agreement with the Asset Manager. The Series referenced in the Master Series Table, will each appoint the Asset Manager to manage the respective Underlying Assets pursuant to the Asset Management Agreement. The services provided by the Asset Manager will include:

-Together with members of the Advisory Board, creating the asset maintenance policies for the collection of assets;

-Investigating, selecting, and, on behalf of the applicable Series, engaging and conducting business with such persons as the Asset Manager deems necessary to ensure the proper performance of its obligations under the Asset Management Agreement, including but not limited to consultants, insurers, insurance agents, maintenance providers, storage providers and transportation providers and any and all persons acting in any other capacity deemed by the Asset Manager necessary or desirable for the performance of any of the services under the Asset Management Agreement; and

-Developing standards for the transportation and care of the Underlying Assets.

The Asset Management Agreement entered with each Series will terminate on the earlier of: (i) one year after the date on which the relevant Underlying Asset related to a Series has been liquidated and the obligations connected to the Underlying Asset (including, contingent obligations) have been terminated, (ii) the removal of the Manager as managing member of the Company (and thus all Series of Interests), (iii) upon notice by one party to the other party of a party’s material breach of the Asset Management Agreement, or (iv) such other date as agreed between the parties to the Asset Management Agreement.

Each Series will indemnify the Asset Manager out of its assets against all liabilities and losses (including amounts paid in respect of judgments, fines, penalties or settlement of litigation, including legal fees and expenses) to which they become subject by virtue of serving as Asset Manager under the Asset Management Agreement with respect to any act or omission that has not been determined by a final, non-appealable decision of a court, arbitrator or other tribunal of competent jurisdiction to constitute fraud, willful misconduct or gross negligence.

Management Fee

As consideration for managing each Underlying Asset, the Asset Manager will be paid a semi-annual Management Fee pursuant to the Asset Management Agreement (see “Description of the Asset Management Agreement” above for additional information), equal to up to 50% of any available Free Cash Flow generated by a Series for such six-month period.  The Management Fee will only become payable if there are sufficient proceeds to distribute Free Cash Flow to the Interest Holders.

Asset Selection

The Company targets a broad spectrum of assets globally in order to cater to a wide variety of tastes and investment strategies across the Asset Class. We intend to acquire assets from across all sub-categories of the Asset Class, but with particular focus on items with broad appeal and significance. For example, in sports memorabilia, this would include objects related to high profile players or memorable teams. We will pursue acquisitions opportunistically on a global basis whenever we can leverage our industry specific knowledge or relationships to bring compelling investment opportunities to Investors. It is our objective to acquire only the highest caliber assets, although we may opportunistically choose to acquire assets of lesser qualities from time to time if we consider these to be prudent investments for the Investors on the Platform, and to appropriately maintain, monitor and manage the collection to support its continued value appreciation and to enable respectful enjoyment by the Investors. We maintain an ongoing list of investment opportunities across the various asset categories we track, including:

(i) Tier 1: comprehensive lists of items in each major sub-category of the Asset Class that fit within the broad asset categories described above. Tier 1 assets provide a breadth of content for the Platform and are viewed as assets for general consideration.

(ii) Tier 2: narrow lists of marquee assets that define each investment category as a whole within the collector and investor community. In addition to being prudent investments, Tier 2 assets will also play a key role in promoting the Platform because of their high consumer recognition factor.

(iii) Tier 3: target acquisition lists of assets that the Manager and Advisory Board believe would offer the greatest return on investment potential to Investors across various makes, models and vintages.

(iv) Tier 4: current acquisition lists of assets where the Manager and the Company are proactively searching for particular examples to present as opportunities for investment on the Platform.  Tier 4 lists include what we believe to be the most desirable and actionable assets in the Asset Class at any time.

We anticipate that our Advisory Board will assist in the identification of Underlying Assets and in finding and identifying storage, maintenance specialists and other related service providers. This will give the Company access to the highest quality assets and balanced information and decision making from information collected across a diverse set of constituents in the Asset Class, as well as a network of partners to ensure the highest standards of care for the Underlying Assets.

Our asset selection criteria were established by the Manager in consultation with the Asset Manager and  members of the Company’s Advisory Board and are continually influenced by Investor demand and current industry trends. The criteria are subject to change from time to time in the sole discretion of the Manager. Although we cannot guarantee positive investment returns on the Underlying Assets we acquire, we endeavor to select assets that are projected to generate positive return on investment, primarily based upon the asset’s value appreciation potential as well as the potential for the Company to effectively monetize the asset through its Membership Experience Programs. The Manager, with guidance from the Asset Manager and members of the Company’s Advisory Board, will endeavor to only select assets with known ownership history, certificates of authenticity, and highest possible quality grades, to the extent that such metrics exist in a particular sub-sector (e.g. trading cards) and other related records.  The Manager, with guidance from the Asset Manager and members of the Company’s Advisory Board, also considers the condition of the assets, historical significance, ownership history and provenance, the historical valuation of the specific asset or comparable assets and our ability to relocate the asset to offer tangible experiences to Investors and members of the Platform.  From time to time the Manager, in consultation with our expert network, the Asset Manager and members of the Company’s Advisory Board, will decide to refurbish assets either prior to designating a Series of Interests associated with such Underlying Asset on the Platform or as part of an Underlying Asset’s ongoing maintenance schedule. Any refurbishment will only be performed if it is deemed to be accretive to the value of the Underlying Asset. The Manager, with guidance from the Asset Manager and members of the Company’s Advisory Board, will review asset selection criteria at least annually. The Manager, in consultation with the Asset Manager, will seek approval from the Advisory Board for any major deviations from these criteria.

Through the Company’s network, the Asset Manager and Advisory Board, we believe that we will be able to identify and acquire Underlying Assets of the highest quality and known provenance, as well as examples of potential “future classics,” and obtain proprietary access to limited production runs, with the intent of driving returns for Investors in the Series of Interests that owns the applicable asset. Concurrently, through the Platform, we aim to bring together a significantly larger number of potential buyers with Asset Sellers than traditional auction houses or dealers are able to achieve. Through this process, we believe we can source and syndicate Underlying Assets more efficiently than the traditional methods in the Asset Class and with significantly lower transaction and holding costs.

Asset Acquisition

The Company plans to acquire Underlying Assets through various methods:

1)Upfront purchase – the Company acquires an Underlying Asset from an Asset Seller prior to the launch of Offering related to the Series

2)Purchase agreement – the Company enters into an agreement with an Asset Seller to acquire an Underlying Asset, which may expire prior to the Closing of the Offering for the related Series, in which case the Company is obligated to acquire the Underlying Asset prior to the Closing

3)Purchase option agreement – the Company enters into a purchase option agreement with an Asset Seller, which gives the Company the right, but not the obligation, to acquire the Underlying Asset

In the case where an Underlying Asset is acquired prior to the launch or Closing, as the case may be, of the Offering process for the related Series, the proceeds from the associated Offering, net of any Brokerage Fee, Offering Expenses or other Acquisition Expenses or Sourcing Fee, will be used to reimburse the Company for the acquisition of the Underlying Asset or repay any loans made to the Company, plus applicable interest, to acquire such Underlying Asset.

In the case where, rather than pre-purchasing an Underlying Asset before the Closing of an Offering, the Company may also negotiate with Asset Sellers for the exclusive right to market, an Underlying Asset on the Platform to Investors for a period of time. The Company plans to achieve this by pre-negotiating a purchase price (or desired amount of liquidity) and entering into an asset purchase agreement or a purchase option agreement with an Asset Seller for an Underlying Asset, which would close simultaneously upon the Closing of the Offering of Interests in the Series associated with that Underlying Asset. Then, upon Closing a successful Offering, the Asset Seller would be compensated with a combination of cash proceeds from the Offering and, if elected, equity ownership in the Series associated with the Underlying Asset (as negotiated in the agreement for such Underlying Asset) and title to the Underlying Asset would be held by, or for the benefit of, the applicable Series.

In some cases, an Asset Seller may be issued membership Interests in a Series as part of total purchase consideration to the Asset Seller. For example, the Asset Seller was issued 53% of Interests in the Series #HONUS as the Closing of the Offering. See the “Description of Series T206 Honus Wagner Card” section for further details.

Additional details on the acquisition method for each Underlying Asset can be found in the Master Series Table and in the “Use of Proceeds” section for each respective Series.

Asset Liquidity

The Company intends to hold and manage all of the assets marketed on the Platform indefinitely. Liquidity for Investors is obtained by transferring their Interests in a Series, through the Platform (see “Description of the Business – Liquidity Platform” below for additional information), or otherwise, although there can be no guarantee that a secondary market for any Series of Interests will develop or that appropriate registrations to permit secondary trading, as the case may be, will ever be obtained. However, should an offer to liquidate an Underlying Asset materialize and be in the best interest of the Investors, as determined by the Manager, the Manager with guidance from the Advisory Board will consider the merits of such offers on a case-by-case basis and potentially sell the Underlying Asset. Furthermore, should an Underlying Asset become obsolete (e.g., due to lack of Investor demand for its Interests) or suffer from a catastrophic event, the Manager may choose to sell the asset.  As a result of a sale under any circumstances, the Manager would distribute the proceeds of such sale (together with any insurance proceeds in the case of a catastrophic event covered under the asset’s insurance contract) to the Interest Holders of the applicable Series (after payment of any accrued liabilities or debt, including but not limited to balances outstanding under any Operating Expenses Reimbursement Obligation, on the Underlying Asset or of the Series at that time). In some cases, the Company’s ability to liquidate an Underlying Asset may be subject to certain restrictions or limitations on sale as set forth in the applicable purchase agreement or purchase option agreement.

Liquidity Platform

Overview

The Manager has entered into an arrangement with the Custodian that, subject to restrictions under state and federal securities laws and the transfer restrictions listed in the Operating Agreement (see “Description Of Interests Offered – Transfer Restrictions” section for additional details), facilitates the transfer of Interests issued by the Company.  The facilitation of the transfer of Interests is accomplished periodically (as described below under “Frequency of Facilitation”) through an auction process for isolated non-issuer transactions (the “Trading Window”) and execution of the transfer is effected exclusively through the Custodian. The Asset Manager operates the Platform, through which Investors submit their indications of interests to transfer or purchase Interests, to be executed by the Custodian. The following process is subject to change.

1)Frequency of facilitation: The Rally Entities shall be subject to a 90-day lock-up period starting the day of Closing for any Interests which it purchases in an Offering. Trading Windows may from time to time be opened for one or more Series of Interests, at any time. Any Investor, who is not then subject to a lock-up, shall be free to sell their Interests. The time period between each successive Trading Window (and the length of each Trading Window) for a particular Series of Interests will vary based on a variety of factors, as well as the sole discretion of the Asset Manager, in its capacity as operator of the Platform. The factors which the Asset Manager may take into account in determining whether or not to open a Trading Window, include but are not limited to, the size of the particular Series of Interests, the level of activity during the most recent Trading Window for that particular Series of Interests,  and the number of discrete holders of the particular Series of Interests.  The Master Series Table reflects the date of the most recent Trading Window (as of the date of filing of this Offering Circular) for each Series of Interests for which a Trading Window has occurred.

2)Indication of interest submission and aggregation: During the hours of the Trading Window for a particular Series of Interest, indications of interest to transfer or purchase Interests may be submitted by Investors who have opened a brokerage account with the Custodian. Throughout the Trading Window, all indications of interest are aggregated through the Platform with respect to the Interests in a particular Series and, at the end of the Trading Window, the market-clearing price at which the maximum number of Interests of a given Series are transacted during that particular Trading Window as determined (e.g., the price at which the maximum number of indications of interest to transfer and purchase overlap), to the extent such transfer is permitted by applicable law and the transfer restrictions detailed in the Operating Agreement.

3)Indication of interest execution: After the end of the Trading Window, each Investor that has a qualifying match is notified through the Platform and is required to affirmatively confirm their desire to transact in their discretion at the market-clearing price. Upon confirmation by the Investor, the Custodian clears and closes any transactions during a fixed period of time after the end of the Trading Window. Once executed, the appropriate information is submitted back to the Platform by the Custodian and reflected in each Investor’s account on the Platform.

User Interface and Role of the Platform

For the purposes of the Trading Window described above (see “—Overview”), the Platform serves as the user interface through which Investors submit indications of interest to transfer or purchase Interests in Series of the Company.

For the avoidance of doubt, all activity related to execution of transfers or purchases of Interests on the Platform (see “Description of the Business – Liquidity Platform” above for additional information) are originated by the Investor and neither the Company, the Manager nor the Asset Manager are acting as a broker or dealer, and none of them make any recommendation as to the purchase or sale of any Interests. In addition, the registered broker-dealer does not make any recommendation as to the purchase or sale of any Interests. Neither the Company nor the Managing Member ever have custody of the Investor’s membership Interests, cash or other property, and all transfers of cash or securities will be performed by the registered broker-dealer or another appropriately licensed third party, at the direction of the Investor, upon Closing of a Trading Window.

The Platform merely acts as a user interface to deliver and display information to Investors and the registered broker-dealers. Neither the Company, the Manager nor the Asset Manager will receive any compensation for its role in the trading procedure unless and until the Manager or one of its affiliates registers as a broker-dealer.  As described above under the “Potential Conflicts of Interest – Conflicting interests of the Manager, the Asset Manager and the Investors” section, the Manager or one of its affiliates in the future may register as a broker-dealer under state and federal securities laws, at which time it may charge fees in respect of trading of Interests on the Rally Rd™ Platform.

Facilities

The Manager intends to operate the Company and manage the collection in a manner that will focus on the ongoing security of all Underlying Assets. The Manager will store the Underlying Assets, along with other assets, in a professional facility and in accordance with standards commonly expected when managing Memorabilia Assets of equivalent value and always as recommended by the Advisory Board.

The Company has leased space in an art storage facility in Delaware for the purposes of storing the Underlying Assets in a highly controlled environment other than when some or all of the Underlying Assets are used in Membership Experience Programs or are otherwise being utilized for marketing or similar purposes. The facility the Company has leased space in, fulfills the following criteria:

-secure brick building in an office park with proximity to a police station;

-security cameras record and monitor remotely all areas of the building;

-temperature controlled to appropriate temperature for storage;

-special locked and gated area where all valuable items are stored, with limited access for select personnel;

-additionally, vaults exist inside the locked and gated area where ultra-high-end items are stored; and

-all items are kept out of sunlight and, in the case of vault items, out of all light.

From time to time various Underlying Assets may be held in third-party facilities, such as the Underlying Asset of the Series #HONUS, which will be showcased in the DePace Sports Museum at its principal location in New Jersey. In such cases, the Asset Manager endeavors to ensure that the Underlying Assets are stored with the appropriate care and insurance as would be the case if they were held in the facility in which the Company leases space, unless otherwise specified in the description for an Underlying Asset. See the “Description of Series T206 Honus Wagner Card” section for further details.

Each of the Underlying Assets in the collection will be inspected on a regular basis according to the inspection schedule defined for each Underlying Asset by the Asset Manager in conjunction with members of the Advisory Board.

The Manager and the Asset Manager are located at 250 Lafayette Street, 2nd Floor, New York, NY 10012 and the Asset Manager presently has twenty full-time employees and five part-time contractors.  Neither the Manager nor the Company has any employees.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company by individuals or governmental authorities and could expose the Company or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.  See “Risk Factors”.

Legal Proceedings

None of the Rally Entities nor any of their respective directors or executive officers of the Rally Entities is as of the date of this offering circular subject to any material legal proceedings.

Allocation of Expenses

To the extent relevant, Offering Expenses, Acquisition Expenses, Operating Expenses, revenue generated from Underlying Assets and any indemnification payments made by the Company will be allocated amongst the various Series in accordance with the Manager’s allocation policy, a copy of which is available to Investors upon written request to the Manager. The allocation policy requires the Manager to allocate items that are allocable to a specific Series to be borne by, or distributed to (as applicable), the applicable Series of Interests.  If, however, an item is not allocable to a specific Series but to the Company in general, it will be allocated pro rata based on the value of Underlying Assets or the number of Underlying Assets, as reasonably determined by the Manager or as otherwise set forth in the allocation policy. By way of example, as of the date hereof it is anticipated that revenues and expenses will be allocated as follows:

Revenue or Expense Item	Details	Allocation Policy (if revenue or expense is not clearly allocable to a specific Underlying Asset)
Revenue	Membership Experience Programs	Allocable pro rata to the value of each Underlying Asset
	Asset sponsorship models	Allocable pro rata to the value of each Underlying Asset
Offering Expenses	Filing expenses related to submission of regulatory paperwork for a Series	Allocable pro rata to the number of Underlying Assets
	Legal expenses related to the submission of regulatory paperwork for a Series	Allocable pro rata to the number of Underlying Assets
	Audit and accounting work related to the regulatory paperwork or a Series	Allocable pro rata to the number of Underlying Assets
	Escrow agent fees for the administration of escrow accounts related to the Offering	Allocable pro rata to the number of Underlying Assets
	Compliance work including diligence related to the preparation of a Series	Allocable pro rata to the number of Underlying Assets
	Bank transfer and other bank account related fees	Allocable to each Underlying Asset
	Transfer to and custody of Interests in Custodian brokerage accounts	0.75% (minimum of $500) of gross proceeds of Offering
Acquisition Expense	Transportation of Underlying Asset as at time of acquisition	Allocable pro rata to the number of Underlying Assets
	Insurance for transportation of Underlying Asset as at time of acquisition	Allocable pro rata to the value of each Underlying Asset
	Preparation of marketing materials	Allocable pro rata to the number of Underlying Assets
	Document fee	Allocable directly to the applicable Underlying Asset
	Authenticity and verification check	Allocable directly to the applicable Underlying Asset
	Identification Fee	Allocable directly to the applicable Underlying Asset
	Restoration and maintenance	Allocable directly to the applicable Underlying Asset

Interest / purchase option expense in the case (i) an Underlying Asset was pre-purchased by the Company through a loan or (ii) the Company obtained a purchase option to acquire an Underlying Asset, prior to the Closing of an Offering

Allocable directly to the applicable Underlying Asset

Operating Expenses	Storage	Allocable pro rata to the number of Underlying Assets
	Security (e.g., surveillance and patrols)	Allocable pro rata to the number of Underlying Assets
	Custodial fees	Allocable pro rata to the number of Underlying Assets
	Appraisal and valuation fees	Allocable pro rata to the number of Underlying Assets
	Marketing expenses in connection with Membership Experience Programs	Allocable pro rata to the value of each Underlying Asset
	Insurance	Allocable pro rata to the value of each Underlying Asset
	Maintenance	Allocable directly to the applicable Underlying Asset
	Transportation to Membership Experience Programs	Allocable pro rata to the number of Underlying Assets
	Ongoing reporting requirements (e.g. Reg A+ or Securities Act reporting)	Allocable pro rata to the number of Underlying Assets
	Audit, accounting bookkeeping and legal related to the reporting requirements of the Series	Allocable pro rata to the number of Underlying Assets
	Other Membership Experience Programs related expenses (e.g., venue hire, catering, facility management, film and photography crew)	Allocable pro rata to the value of each Underlying Asset
Indemnification Payments	Indemnification payments under the Operating Agreement	Allocable pro rata to the value of each Underlying Asset

Notwithstanding the foregoing, the Manager may revise and update the allocation policy from time to time in its reasonable discretion without further notice to the Investors.

MANAGEMENT

Manager

The Manager of the Company is RSE Archive Manager, LLC, a Delaware limited liability company formed on March 27, 2019.

The Company operates under the direction of the Manager, which is responsible for directing the operations of our business, directing our day-to-day affairs, and implementing our investment strategy.  The Asset Manager, the sole member of the Manager, has established a Board of Directors that will make decisions with respect to all asset acquisitions, dispositions and maintenance schedules, with guidance from the Advisory Board.  The Manager and the officers and directors of the Asset Manager are not required to devote all of their time to our business and are only required to devote such time to our affairs as their duties require.  The Manager is responsible for determining maintenance required in order to maintain or improve the asset’s quality, determining how to monetize the Underlying Assets at Membership Experience Programs in order to generate profits and evaluating potential sale offers, which may lead to the liquidation of a Series.

The Company will follow guidelines adopted by the Manager and implement policies set forth in the Operating Agreement unless otherwise modified by the Manager.  The Manager may establish further written policies and will monitor our administrative procedures, investment operations and performance to ensure that the policies are fulfilled.  The Manager may change our objectives at any time without approval of Interest Holders.  The Manager itself has no track record and is relying on the experience of the individual officers, directors and advisors of the Asset Manager. The Asset Manager is also the Asset Manager for RSE Collection, LLC, another series limited liability company with a similar business in the collectible automobile asset class, which commenced principal operations in 2017. While the Asset Manager thus has some similar management experience, its experience is limited, and it has no experience selecting or managing assets in the Asset Class.

The Manager performs its duties and responsibilities pursuant to our Operating Agreement.  The Manager maintains a contractual, as opposed to a fiduciary relationship, with us and our Interest Holders.  Furthermore, we have agreed to limit the liability of the Manager and to indemnify the Manager against certain liabilities.

Responsibilities of the Manager

The responsibilities of the Manager include:

Asset Sourcing and Disposition Services:

-Together with guidance from the Advisory Board, define and oversee the overall Underlying Asset sourcing and disposition strategy;

Services in Connection with an Offering:

-Create and manage all Series of Interests for Offerings related to Underlying Assets on the Platform;

-Develop Offering materials, including the determination of specific terms and structure and description of the Underlying Assets;

-Create and submit all necessary regulatory filings including, but not limited to, Commission filings and financial audits and related coordination with advisors;

-Prepare all marketing materials related to Offerings;

-Together with the broker of record, coordinate the receipt, collection, processing and acceptance of subscription agreements and other administrative support functions;

-Create and implement various technology services, transactional services, and electronic communications related to any Offerings;

-All other necessary Offering related services, which may be contracted out;

Asset Monetization Services:

-Together with advice from the Asset Manager, create and manage all Membership Experience Programs and determine participation in such programs by any Underlying Assets;

-Together with advice from the Asset Manager, Evaluate and enter into service provider contracts related to the operation of Membership Experience Programs;

-Allocate revenues and costs related to Membership Experience Programs to the appropriate Series in accordance with our allocation policy;

-Approve potential joint ventures, limited partnerships and other such relationships with third parties related to asset monetization and Membership Experience Programs;

Interest Holder Relationship Services:

-Provide any appropriate updates related to Underlying Assets or Offerings electronically or through the Platform;

-Manage communications with Interest Holders, including answering e-mails, preparing and sending written and electronic reports and other communications;

-Establish technology infrastructure to assist in providing Interest Holder support and services;

-Determine our distribution policy and determine amounts of and authorize Free Cash Flow distributions from time to time;

-Maintain Free Cash Flow funds in deposit accounts or investment accounts for the benefit of a Series;

Administrative Services:

-Manage and perform the various administrative functions necessary for our day-to-day operations;

-Provide financial and operational planning services and collection management functions including determination, administration and servicing of any Operating Expenses Reimbursement Obligation made to the Company or any Series by the Manager or the Asset Manager to cover any Operating Expense shortfalls;

-Administer the potential issuance of additional Interests to cover any potential Operating Expense shortfalls;

-Maintain accounting data and any other information concerning our activities as will be required to prepare and to file all periodic financial reports and required to be filed with the Commission and any other regulatory agency, including annual and semi-annual financial statements;

-Maintain all appropriate books and records for the Company and all the Series of Interests;

-Obtain and update market research and economic and statistical data in the Underlying Assets and the general Asset Class;

-Oversee tax and compliance services and risk management services and coordinate with appropriate third parties, including independent accountants and other consultants, on related tax matters;

-Supervise the performance of such ministerial and administrative functions as may be necessary in connection with our daily operations;

-Provide all necessary cash management services;

-Manage and coordinate with the transfer agent, custodian or broker-dealer, if any, the process of making distributions and payments to Interest Holders or the transfer or re-sale of securities as may be permitted by law;

-Evaluate and obtain adequate insurance coverage for the Underlying Assets based upon risk management determinations;

-Track the overall regulatory environment affecting the Company, as well as managing compliance with regulatory matters;

-Evaluate our corporate governance structure and appropriate policies and procedures related thereto; and

-Oversee all reporting, record keeping, internal controls and similar matters in a manner to allow us to comply with applicable law.

Responsibilities of the Asset Manager

The responsibilities of the Asset Manager include:

Asset Sourcing and Disposition Services:

- Manage the Company’s asset sourcing activities including, creating the asset acquisition policy, organizing and evaluating due diligence for specific asset acquisition opportunities, verifying authenticity and condition of specific assets, and structuring partnerships with collectors, brokers and dealers who may provide opportunities to source quality assets;

-Negotiate and structure the terms and conditions of acquisitions of or purchase option agreements or purchase agreements for Underlying Assets with Asset Sellers;

-Evaluate any potential asset takeover offers from third parties, which may result in asset dispositions, sales or other liquidity transactions;

-Structure and negotiate the terms and conditions of transactions pursuant to which Underlying Assets may be sold or otherwise disposed.

Asset Management and Maintenance Services with Respect to the Underlying Assets:

-Develop a maintenance schedule and standards of care in consultation with the Advisory Board and oversee compliance with such maintenance schedule and standards of care;

-Purchase and maintain insurance coverage for Underlying Assets;

-Engage third party independent contractors for the care, custody, maintenance and management of the Underlying Assets;

-Deliver invoices to the managing member of the Company for the payment of all fees and expenses incurred in connection with the maintenance and operation and ensure delivery of payments to third parties for any such services; and

-Generally, perform any other act necessary to carry out all asset management and maintenance obligations.

Executive Officers, Directors and Key Employees of the Manager

The following individuals constitute the Board of Directors, executive management and significant employees of the Asset Manager, the sole member of the Manager:

Name	Age	Position	Term of Office (Beginning)
Christopher J. Bruno	40	President	05/2016
George Leimer	55	Chief Executive Officer	08/2020
Robert A. Petrozzo	38	Chief Product Officer	06/2016
Maximilian F. Niederste-Ostholt	41	Chief Financial Officer	08/2016
Vincent DiDonato	43	Chief Technology Officer	10/2019
Greg Bettinelli	48	Director	07/2018
Joshua Silberstein	46	Director	10/2016
Arun Sundararajan	49	Director	10/2016

Background of Officers and Directors of the Manager

The following is a brief summary of the background of each director and executive officer of the Manager:

Christopher J. Bruno, Founder & President

Chris is a serial entrepreneur who has developed several online platform businesses. In 2013, Chris co-founded Network of One, a data-driven content investment platform focused on the YouTube market where he worked until 2016.  Prior to Network of One, Chris co-founded Healthguru, a leading health information video platform on the web (acquired by Propel Media, Inc., OTC BB: PROM) where he worked from 2005 to 2013.

Chris began his career working in venture capital at Village Ventures where he invested in early-stage companies across the online media, telecommunications, software, medical devices, consumer products and e-commerce industries. Chris worked at Village Ventures from 2002 to 2005.

From 2004 to 2005, Chris also worked as an analyst directly for the management team of Everyday Health (NYSE: EVDY) during its growth phase.

Chris graduated magna cum laude with Honors from Williams College with a degree in Economics and received his MBA, beta gamma sigma, from the NYU Stern School of Business with a specialization in Finance and Entrepreneurship.

George Leimer, Chief Executive Officer

                George is a seasoned business and technology executive with extensive experience working in a diverse collection of industries ranging from e-commerce, content-creation, consumer internet, and entertainment. He has hands-on knowledge gained from direct leadership in general management, product development, and product marketing roles and early-stage experience from company formation through fund-raising, launch/operation and acquisition.

                Most recently George was the Senior Vice President of data platforms at Disney where he led the transformation of The Walt Disney Company’s consumer identity platform from an on-premises monolithic architecture to a highly available and scalable cloud-based solution. He led both technology and product groups at ESPN as a Vice President from 2013-2018 building products and running development groups.

From 2007 until 2009 George was a senior manager of online store merchandising at Apple. He had an entrepreneurial hiatus from Apple from 2009 until 2012 in which cofounded BigDeal.com, a hybrid gaming/ecommerce business. He returned to Apple in 2012 where he was the director of online store merchandising until he departed for ESPN in 2013.

George held various senior operations and technology roles at eBay and subsidiary Half.com from 1999 until 2007. In his tenure at eBay, George launched various services and led a portfolio of businesses generating $2B in annual Gross Merchandise Sales.

George Graduated from Widener University in 1987 with a bachelor's in Management and an MIS Concentration.

Robert A. Petrozzo, Chief Product Officer

Rob is a designer and creative thinker who has led the development of multiple award-winning technology platforms in both the software and hardware arenas.  For the past decade, he has specialized in the product design space having created authoring components, architected the front-end of distribution platforms, and designed interactive content platforms for both consumers & enterprises. Immediately prior to joining the Asset Manager, he led the UX & UI effort at computer vision & robotics startup KeyMe, building interactive products from the ground up and deploying both mobile & kiosk-based software nationwide.  Rob worked at KeyMe from 2014 to 2016.

His previous roles include internal software design for Ares Management (2013 to 2014), and Creative Director at ScrollMotion (2010 to 2013), where he led a team of content creators and product developers to release a fully integrated authoring tool and over 300 custom enterprise apps for Fortune 50 and 100 clientele across 12 countries including Hearst, Roche, J&J, Genentech, and the NFL.

Rob received his degree in User-Centered Design with a peripheral curriculum in User Psychology from the University of Philadelphia.

Maximilian F. Niederste-Ostholt, Chief Financial Officer

Max has spent 9 years in the finance industry, working in the investment banking divisions of Lehman Brothers from 2007 to 2008 and Barclays from 2008 to 2016.  At both firms he was a member of the healthcare investment banking group, most recently as Director focused on M&A and financing transactions in the Healthcare IT and Health Insurance spaces.  Max has supported the execution of over $100 billion of financing and M&A transactions across various sectors of the healthcare space including buy-side and sell-side M&A assignments and financings across high grade and high yield debt, equities and convertible financings.  Work performed on these transactions included amongst other aspects, valuation, contract negotiations, capital raising support and general transaction execution activities.

Prior to his career in investment banking, Max worked in management consulting at A.T. Kearney from 2002 to 2005 focused on engagements in the automotive, IT and healthcare spaces. During this time, he worked on asset sourcing, logistics and process optimization projects.

Max graduated from Williams College with a Bachelor of Arts in Computer Science and Economics and received Master of Business Administration, beta gamma sigma, from NYU’s Stern School of Business.

Vincent A. DiDonato, Chief Technology Officer

Vincent brings more than 20 years of technology & web application development experience with a focus on SaaS-based B2C and B2B platforms. Most recently, Vincent was VP of Engineering at Splash, where he helped build and lead a global engineering team.

Prior to Splash, Vincent spent over five years working as SiteCompli's VP of Technology & Engineering where he oversaw the direction and execution of SiteCompli's technology strategy as well as managed onshore and offshore software engineering operations.

Vincent's previous roles include director and engineering capacities with American Express and NYC & Company, where he led, architected and implemented multi-million-dollar product and platform launches.

Greg Bettinelli, Director

Greg has over 20 years of experience in the Internet and e-commerce industries.

 In 2013 he joined the venture capital firm Upfront Ventures as a Partner and is focused on investments in businesses at the intersection of retail and technology. One of Greg's most notable investments, Ring, was acquired by Amazon for $1 billion in 2018.

 Prior to joining Upfront Ventures, from 2009 to 2013, Greg was the Chief Marketing Officer for HauteLook, a leading online flash-sale retailer which was acquired by Nordstrom, Inc. in March 2011 for $270 million.

 Before joining HauteLook, from 2008 to 2009, Greg served as Executive Vice President of Business Development and Strategy at Live Nation, where he was responsible for the strategic direction and key business partnerships for Live Nations' ticketing and digital businesses. Prior to Live Nation, from 2003 to 2008, Greg held a number of leadership positions at eBay, including Sr. Director of Business Development for StubHub and Director of Event Tickets and Media. While at eBay, Greg played a lead role in eBay's acquisition of StubHub in 2007 for $307 million.

 Earlier in his career, Greg held a number of roles in marketing, finance, and business development at companies in the financial services and healthcare industries.

 Greg holds a BA in Political Science from the University of San Diego and an MBA from Pepperdine University's Graziadio School of Business and Management.

Joshua Silberstein, Director

Joshua is a seasoned operator and entrepreneur with in excess of 15 years of experience successfully building companies – as a founder, investor, board member, and CEO.

Joshua co-founded Healthguru in 2006 and led the company from idea to exit in 2013.  When Healthguru was acquired by Propel Media, Inc. (OTC BB: PROM), a publicly traded video syndication company, in 2013, Healthguru was a leading provider of health video on the web (as at 2013 it had 917 million streams and a 49.1% market share in health videos).

After the acquisition, Joshua joined Propel Media as President and completed a transformative transaction that quadrupled annual revenue and dramatically improved profitability.  When the deal – a reverse merger – was completed, it resulted in an entity with over $90 million in revenue and approximately $30 million in EBITDA.

In the past several years, Joshua has taken an active role with more than a dozen companies (with approximately $3 million to $47 million in revenue) – both in operating roles (Interim President, Chief Strategy Officer) and in an advisory capacity (to support a capital raise or lead an M&A transaction).

Earlier in his career, Joshua was a venture capitalist at BEV Capital, where he was part of teams that invested nearly $50 million in early-stage consumer businesses (including Alloy.com and Classmates Online) and held a number of other senior operating roles in finance, marketing, and business development.

Joshua has a BS in Economics from the Wharton School (summa cum laude) and an MBA from Columbia University (beta gamma sigma).

Arun Sundararajan, Director

Arun is Professor and the Robert L. and Dale Atkins Rosen Faculty Fellow at New York University’s (NYU) Stern School of Business, and an affiliated faculty member at many of NYU’s interdisciplinary research centers, including the Center for Data Science and the Center for Urban Science and Progress. He joined the NYU Stern faculty in 1998.

Arun’s research studies how digital technologies transform business, government and civil society.  His current research topics include digital strategy and governance, crowd-based capitalism, the sharing economy, the economics of automation, and the future of work.  He has published over 50 scientific papers in peer-reviewed academic journals and conferences, and over 30 op-eds in outlets that include The New York Times, The Financial Times, The Guardian, Wired, Le Monde, Bloomberg View, Fortune, Entrepreneur, The Economic Times, LiveMint, Harvard Business Review, Knowledge@Wharton and Quartz.  He has given more than 250 invited talks at industry, government and academic forums internationally.  His new book, “The Sharing Economy,” was published by the MIT Press in June 2016.

Arun is a member of the World Economic Forum’s Global Futures Council on Technology, Values and Policy.  He interfaces with tech companies at various stages on issues of strategy and regulation, and with non-tech companies trying to understand how to forecast and address changes induced by digital technologies. He has provided expert input about the digital economy as part of Congressional testimony, and to various city, state and federal government agencies.

Arun holds a Ph.D. in Business Administration and an M.S. in Management Science from the University of Rochester, and a B. Tech. in Electrical Engineering from the Indian Institute of Technology, Madras.

Advisory Board

Responsibilities of the Advisory Board

The Advisory Board will support the Company, the Asset Manager and the Manager and consists of members of our expert network and additional advisors to the Manager.  It is anticipated that the Advisory Board will review the Company’s relationship with, and the performance of, the Manager, and generally approve the terms of any material or related-party transactions.  In addition, it is anticipated that the Advisory Board will assist with, and make recommendations with respect to, the following:

(i)Approving, permitting deviations from, making changes to, and annually reviewing the asset acquisition policy;

(ii)Evaluating all asset acquisitions;

(iii)Evaluating any third party offers for asset acquisitions and approving asset dispositions that are in the best interest of the Company and the Interest Holders;

(iv)Providing guidance with respect to the appropriate levels of annual collection level insurance costs and maintenance costs specific to each individual asset;

(v)Reviewing material conflicts of interest that arise, or are reasonably likely to arise with the managing member, on the one hand, and the Company, a Series or the economic members, on the other hand, or the Company or a Series, on the one hand, and another Series, on the other hand;

(vi)Approving any material transaction between the Company or a Series, on the one hand, and the Manager or any of its affiliates, another Series or an Interest Holder, on the other hand, other than for the purchase of Interests;

(vii)Reviewing the total fees, expenses, assets, revenues, and availability of funds for distributions to Interest Holders at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the assets, and that funds available for distributions to Interest Holders are in accordance with our policies; and

(viii)Approving any service providers appointed by the Manager or the Asset Manager in respect of the Underlying Assets.

The resolution of any conflict of interest approved by the Advisory Board shall be conclusively deemed fair and reasonable to the Company and the Members and not a breach of any duty at law, in equity or otherwise.  The members of the Advisory Board are not managers or officers of the Company, the Manager or the Asset Manager, or any Series and do not have fiduciary or other duties to the Interest Holders of any Series.

Compensation of the Advisory Board

The Asset Manager will compensate the Advisory Board or their nominees (as so directed by an Advisory Board member) for their service.  As such, it is anticipated that their costs will not be borne by any given Series of Interests, although members of the Advisory Board may be reimbursed by a Series for out-of-pocket expenses incurred by such Advisory Board member in connection with a Series of Interests (e.g. travel related to evaluation of an asset).

Members of the Advisory Board

We plan to continue to build the Advisory Board over time and are in advanced discussions with various experts in the Asset Class.  We have already established an informal network of expert advisors who support the Company in asset acquisitions, valuations and negotiations.  To date three individuals have formally joined the Manager’s Advisory Board:

Dan Gallagher

Dan has extensive public and private sector experience in regulatory matters, financial markets, and corporate legal affairs and governance.

Dan initially began his career in private practice, advising clients on broker-dealer regulatory issues and representing clients in SEC and SRO enforcement proceedings. Dan then served on the SEC staff in several capacities, including as counsel to both Commissioner Paul Atkins and Chairman Christopher Cox, and from 2008 to 2010 as deputy director and co-acting director of the Division of Trading and Markets. While serving as deputy director and co-acting director, he was on the front lines of the agency’s response to the financial crisis, including representing the SEC in the Lehman Brothers liquidation.

Dan served as an SEC commissioner from 2011 to 2015. While serving as commissioner, he advocated for a comprehensive review of equity market structure, championed corporate governance reform and pushed to improve the SEC’s fixed income market expertise.

Dan is currently partner and deputy chair of the securities department at the international law firm WilmerHale and is a member of the advisory boards of both the Institute for Law and Economics at the University of Pennsylvania and the Center for Corporate Governance, Raj & Kamla Gupta Governance Institute, LeBow College of Business, Drexel University.

Dan earned his JD, magna cum laude, from the Catholic University of America, where he was a member of the law review and graduated from Georgetown University with a BA in English.

Roger Wiegley

Roger has over 30 years of legal and risk management experience.  He is a practicing attorney through his company Roger Wiegley Law Offices, which he started in 2013.  He is also a senior adviser to KPMG (insurance and reinsurance) as well as a consultant to several AXA companies in Europe and the United States, and he is the founder and a director of Global Risk Consulting, Ltd., a UK consulting company.

Roger spent the first 18 years of his career practicing law at Sullivan & Cromwell; Sidley & Austin; and Pillsbury Winthrop Shaw Pittman, focused on clients in the financial sector.  From 1998 to 2001 he was the chief counsel for the commercial bank branches of Credit Suisse First Boston in the Americas and served as Head of Regional Oversight for CSFB in the Asia-Pacific Region.  He held various other general counsel and legal positions at various companies including Winterthur Swiss Insurance Company and Westmoreland Coal Company from 2001 to 2007.  From 2008 to 2013, Roger was the Global General Counsel of AXA Liabilities Managers.

Ken Goldin

Ken is the founder and president at Goldin Auctions. He has sold over $700 million in the field of sports cards and memorabilia combined. Ken has been a leader in the field of sports collectibles for over 30 years.

Ken founded Goldin Auctions in 2012 and it quickly became an industry leader in sports memorabilia and trading cards. Ken is a regular guest on CNBC, Bloomberg and Fox Business and is a key contributor to these channels related to appraisals and valuations on memorabilia.

Prior to Goldin Auctions, he co-founded the Score Board Inc. in 1986. The company grew into an industry leader in trading cards and memorabilia selling over $100 million per year. The company was a pioneer in bringing sports memorabilia to the public, signing marketing and licensing agreements with many key figures in sports over the past 50 years.

Ken is also known for his many charitable endeavors and is one of the founders and a director of the Museum of Sports in Philadelphia, a non- profit educational museum that is being built in the stadium district.

COMPENSATION

Compensation of Executive Officers

We do not currently have any employees, nor do we currently intend to hire any employees who will be compensated directly by the Company.  Each of the executive officers of the Asset Manager manage our day-to-day affairs, oversee the review, selection and recommendation of investment opportunities, service acquired investments and monitor the performance of these investments to ensure that they are consistent with our investment objectives.  Each of these individuals receives compensation for his or her services, including services performed for us on behalf of the Manager.  Although we will indirectly bear some of the costs of the compensation paid to these individuals, through fees we pay to the Asset Manager, we do not intend to pay any compensation directly to these individuals.

Compensation of the Manager

The Manager may receive Sourcing Fees and reimbursement for costs incurred relating to the Offering described herein and other Offerings (e.g., Offering Expenses and Acquisition Expenses).  Neither the Manager nor the Asset Manager nor its affiliates will receive any selling commissions or dealer manager fees in connection with the offer and sale of the Interests.

As of December 31, 2020, the annual compensation of the Manager was as follows:

Year	Name	Capacities in which compensation was received (e.g., Chief Executive Officer, director, etc.)	Cash compensation ($)	Other compensation ($)	Total compensation ($)
2019	RSE Archive Manager, LLC	Manager	$18,014	$0	$18,014
2020	RSE Archive Manager, LLC	Manager	$439,189	$0	$439,189

The Manager will receive Sourcing Fees for each subsequent Offering for Series of Interests in the Company that closes as detailed in the “Use of Proceeds” section of the respective Offerings. Additional details on Sourcing Fees received by the Manager can be found in the Master Series Table.

In addition, should a Series’ revenue exceed its ongoing Operating Expenses and various other potential financial obligations of the Series, the Asset Manager may receive a Management Fee as described in “Description of the Business –Management Fee.”  To date, no Management Fees have been paid by any Series.

A more complete description of Management of the Company is included in “Description of the Business” and “Management”.

PRINCIPAL INTEREST HOLDERS

The Company is managed by the Manager. At the Closing of each Offering, the Manager or an affiliate will own at least 1% of the Interests acquired on the same terms as the other Investors. The address of the Manager is 250 Lafayette Street, 2nd Floor, New York, NY 10012.

As of December 31, 2020, the securities of the Company are beneficially owned as follows:

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#52MANTLE	10/25/2019	1,000	20 / 2%	$132,000
#71MAYS	10/31/2019	2,000	110 / 6%	$57,000
#RLEXPEPSI	11/6/2019	2,000	40 / 2%	$17,800
#10COBB	11/14/2019	1,000	26 / 3%	$39,000
#POTTER	11/21/2019	3,000	64 / 2%	$72,000
#TWOCITIES	11/21/2019	200	8 / 4%	$14,500
#FROST	11/21/2019	200	8 / 4%	$13,500
#BIRKINBLEU	11/27/2019	1,000	170 / 17%	$58,000
#SMURF	11/27/2019	2,000	560 / 28%	$34,500
#70RLEX	12/6/2019	1,000	30 / 3%	$20,000
#EINSTEIN	12/13/2019	2,000	100 / 5%	$14,500
#HONUS	12/26/2019	10,000	228 / 2%	$520,000
#75ALI	12/29/2019	1,000	358 / 36%	$46,000
#APROAK	1/2/2020	1,000	339 / 34%	$75,000
#88JORDAN	1/27/2020	2,000	40 / 2%	$22,000
#BIRKINBOR	2/20/2020	2,000	200 / 10%	$52,500
#33RUTH	2/26/2020	2,000	40 / 2%	$77,000
#SPIDER1	3/4/2020	1,000	20 / 2%	$22,000
#BATMAN3	3/4/2020	1,000	21 / 2%	$78,000
#ROOSEVELT	3/10/2020	1,000	20 / 2%	$19,500
#ULYSSES	3/10/2020	500	11 / 2%	$25,500
#56MANTLE	3/11/2020	10,000	225 / 2%	$10,000
#AGHOWL	3/11/2020	500	10 / 2%	$19,000
#18ZION	4/2/2020	500	10 / 2%	$15,000
#SNOOPY	4/7/2020	2,000	40 / 2%	$25,500
#APOLLO11	4/19/2020	1,000	20 / 2%	$32,000
#24RUTHBAT	5/3/2020	3,000	196 / 7%	$255,000
#YOKO	5/11/2020	200	4 / 2%	$16,000
#RUTHBALL1	5/24/2020	2,000	65 / 3%	$29,000
#HULK1	5/24/2020	2,000	40 / 2%	$89,000
#HIMALAYA	5/27/2020	2,000	40 / 2%	$140,000
#55CLEMENTE	6/4/2020	1,000	20 / 2%	$38,000
#38DIMAGGIO	6/4/2020	1,000	20 / 2%	$22,000
#BOND1	6/12/2020	1,000	20 / 2%	$39,000
#LOTR	6/12/2020	1,000	20 / 2%	$29,000
#CATCHER	6/12/2020	500	10 / 2%	$12,500
#SUPER21	6/17/2020	8,500	175 / 2%	$8,500
#BATMAN1	6/18/2020	1,000	20 / 2%	$71,000
#GMTBLACK1	6/25/2020	1,000	20 / 2%	$28,000
#BIRKINTAN	6/25/2020	1,000	20 / 2%	$28,000
#61JFK	7/7/2020	2,000	40 / 2%	$23,000
#POKEMON1	7/8/2020	5,000	100 / 2%	$125,000
#LINCOLN	7/9/2020	4,000	80 / 2%	$80,000
#STARWARS1	7/14/2020	12,000	240 / 2%	$12,000
#56TEDWILL	7/26/2020	2,000	40 / 2%	$90,000
#68MAYS	7/26/2020	2,000	45 / 2%	$39,000
#TMNT1	7/30/2020	1,000	47 / 5%	$65,000
#CAPTAIN3	7/30/2020	1,000	60 / 6%	$37,000
#51MANTLE	7/30/2020	2,000	40 / 2%	$34,000
#CHURCHILL	8/6/2020	7,500	150 / 2%	$7,500
#SHKSPR4	8/6/2020	1,000	20 / 2%	$115,000
#03KOBE	8/16/2020	6,250	125 / 2%	$50,000
#03LEBRON	8/16/2020	2,000	40 / 2%	$34,000

Series	Closing Date	Total Interests Offered	Interest Owned by Manager (1) (2)	Total Offering Value
#03JORDAN	8/16/2020	2,000	40 / 2%	$41,000
#39TEDWILL	8/24/2020	5,600	132 / 2%	$28,000
#94JETER	8/24/2020	1,000	20 / 2%	$45,000
#2020TOPPS	8/25/2020	10,000	200 / 2%	$100,000
#FANFOUR1	9/2/2020	2,000	60 / 3%	$105,000
#86RICE	9/15/2020	23,000	460 / 2%	$23,000
#DAREDEV1	9/15/2020	11,500	230 / 2%	$11,500
#85MARIO	9/15/2020	3,000	64 / 2%	$150,000
#TOS39	9/15/2020	3,000	221 / 7%	$135,000
#05LATOUR	9/15/2020	1,000	20 / 2%	$9,800
#16SCREAG	9/15/2020	1,000	20 / 2%	$39,000
#14DRC	9/15/2020	1,000	20 / 2%	$54,000
#57MANTLE	9/21/2020	8,000	160 / 2%	$8,000
#FAUBOURG	9/21/2020	2,000	40 / 2%	$150,000
#SOBLACK	10/1/2020	1,000	115 / 12%	$56,000
#GATSBY	10/1/2020	4,000	80 / 2%	$200,000
#93DAYTONA	10/1/2020	2,000	40 / 2%	$42,000
#09TROUT	10/8/2020	11,250	225 / 2%	$225,000
#57STARR	10/8/2020	8,000	160 / 2%	$8,000
#AF15	10/19/2020	8,000	160 / 2%	$200,000
#03KOBE2	10/22/2020	5,750	115 / 2%	$23,000
#JOBSMAC	10/22/2020	5,000	100 / 2%	$50,000
#16PETRUS	11/3/2020	9,000	301 / 3%	$45,000
#ALICE	11/3/2020	12,000	240 / 2%	$12,000
#SPIDER10	11/3/2020	4,200	84 / 2%	$21,000
#62MANTLE	11/4/2020	6,000	120 / 2%	$150,000
#BATMAN6	11/4/2020	2,000	40 / 2%	$27,000
#CLEMENTE2	11/9/2020	2,000	40 / 2%	$70,000
#79STELLA	11/16/2020	13,800	276 / 2%	$69,000
#TKAM	11/16/2020	2,000	40 / 2%	$32,000
#SUPER14	11/16/2020	5,200	104 / 2%	$130,000
#DIMAGGIO2	11/18/2020	2,000	40 / 2%	$21,000
#13BEAUX	11/23/2020	5,100	102 / 2%	$25,500
#ANMLFARM	11/23/2020	1,000	20 / 2%	$10,000
#NASA1	11/25/2020	10,000	200 / 2%	$300,000
#00BRADY	11/30/2020	3,750	75 / 2%	$45,000
#85NES	11/30/2020	8,000	160 / 2%	$32,000
#04LEBRON	12/7/2020	5,000	100 / 2%	$50,000
#85JORDAN	12/7/2020	10,000	232 / 2%	$250,000
#69KAREEM	12/7/2020	2,500	50 / 2%	$27,500
#59JFK	12/7/2020	2,000	40 / 2%	$26,000
#JUSTICE1	12/7/2020	5,000	100 / 2%	$215,000
#GRAPES	12/14/2020	2,000	40 / 2%	$39,000
#GOLDENEYE	12/14/2020	5,000	100 / 2%	$25,000
#03LEBRON2	12/14/2020	5,000	100 / 2%	$100,000
#34GEHRIG	12/14/2020	5,000	100 / 2%	$35,000
#98KANGA	12/14/2020	21,250	425 / 2%	$170,000
#06BRM	12/14/2020	1,850	37 / 2%	$18,500
#MOONSHOE	12/14/2020	18,000	360 / 2%	$180,000
#DUNE	12/22/2020	1,000	20 / 2%	$13,250
#86FLEER	12/22/2020	16,500	330 / 2%	$165,000
#58PELE2	12/22/2020	5,300	106 / 2%	$26,500
#WILDGUN	12/22/2020	4,000	80 / 2%	$28,000

Note: Table does not include any Offerings or anticipated Offerings for which the Underlying Asset has been sold.

(1)The Asset Manager is the beneficial owner of these Interests.

(2)Upon the designation of the Series, The Asset Manager, Inc. became the initial member holding 100% of the Interest in the Series.  Upon the Closing of the Offering, The Asset Manager, Inc. must own at least 1%.

(3)Interests in Series issued to Asset Seller at Closing of Offering as part of total purchase consideration.

DESCRIPTION OF INTERESTS OFFERED

The following is a summary of the principal terms of, and is qualified by reference to the Operating Agreement, attached hereto as Exhibit 2.2, and the Subscription Agreement, the form of which is attached hereto as Exhibit 4.1, relating to the purchase of the applicable Series of Interests.  This summary is qualified in its entirety by reference to the detailed provisions of those agreements, which should be reviewed in their entirety by each prospective Investor.  In the event that the provisions of this summary differ from the provisions of the Operating Agreement or the Subscription Agreement (as applicable), the provisions of the Operating Agreement or the Subscription Agreement (as applicable) shall apply.  Capitalized terms used in this summary that are not defined herein shall have the meanings ascribed thereto in the Operating Agreement.

Description of the Interests

The Company is a series limited liability company formed pursuant to Section 18-215 of the LLC Act.  The purchase of Membership Interests in a Series of the Company is an investment only in that particular Series and not an investment in the Company as a whole.  In accordance with the LLC Act, each Series of Interests is, and any other Series of Interests if issued in the future will be, a separate series of limited liability company Interests of the Company and not in a separate legal entity.  The Company has not issued, and does not intend to issue, any class of any Series of Interests entitled to any preemptive, preferential or other rights that are not otherwise available to the Interest Holders purchasing Interests in connection with any Offering.

Title to the Underlying Assets will be held by, or for the benefit of, the applicable Series of Interests.  We intend that each Series of Interests will own its own Underlying Asset.  We do not anticipate that any of the Series will acquire any Underlying Assets other than the respective Underlying Assets.  A new Series of Interests will be issued for future Underlying Assets.  An Investor who invests in an Offering will not have any indirect interest in any other Underlying Assets unless the Investor also participates in a separate Offering associated with that other Underlying Asset.

Section 18-215(b) of the LLC Act provides that, if certain conditions are met (including that certain provisions are in the formation and governing documents of the series limited liability company, and upon the Closing of an Offering for a Series of Interests, the records maintained for any such Series account for the assets associated with such Series separately from the assets of the limited liability company, or any other Series), then the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable only against the assets of such Series and not against the assets of the limited liability company generally or any other Series.  Accordingly, the Company expects the Manager to maintain separate, distinct records for each Series and its associated assets and liabilities.  As such, the assets of a Series include only the Underlying Asset associated with that Series and other related assets (e.g., cash reserves).  At the time of this filing, the Series highlighted in gray in the Master Series Table have not commenced operations, are not capitalized and have no assets or liabilities and no Series will commence operations, be capitalized or have assets and liabilities until such time as a Closing related to such Series has occurred. As noted in the “Risk Factors” section, the limitations on inter-series liability provided by Section 18-215(b) have never been tested in federal bankruptcy courts and it is possible that a bankruptcy court could determine that the assets of one Series of Interests should be applied to meet the liabilities of the other Series of Interests or the liabilities of the Company generally where the assets of such other Series of Interests or of the Company generally are insufficient to meet the Company’s liabilities.

Section 18-215(c) of the LLC Act provides that a Series of Interests established in accordance with Section 18-215(b) may carry on any lawful business, purpose or activity, other than the business of banking, and has the power and capacity to, in its own name, contract, hold title to assets (including real, personal and intangible property), grant liens and security interests, and sue and be sued.  The Company intends for each Series of Interests to conduct its business and enter into contracts in its own name to the extent such activities are undertaken with respect to a particular Series and title to the relevant Underlying Asset will be held by, or for the benefit of, the relevant Series.

All of the Series of Interests offered by this Offering Circular will be duly authorized and validly issued.  Upon payment in full of the consideration payable with respect to the Series of Interests, as determined by the Manager, the Interest Holders of such Series of Interests will not be liable to the Company to make any additional capital contributions with respect to such Series of Interests (except for the return of distributions under certain circumstances as required by Sections 18-215, 18-607 and 18-804 of the LLC Act).  Holders of Series of Interests have no conversion, exchange, sinking fund, redemption or appraisal rights, no pre-emptive rights to subscribe for any Interests and no preferential rights to distributions.

In general, the Interest Holders of a particular Series of Interests (which may include the Manager, its affiliates or the Asset Sellers) will participate exclusively in at least 50% of the available Free Cash Flow derived from the Underlying Asset of such Series less expenses (as described in “Distribution rights” below).  The Manager, an affiliate of the Company, will own a minimum of 1% of the Interests in each Series acquired for the same price as all other Investors. The Manager has the authority under the Operating Agreement to cause the Company to issue Interests to Investors as well as to other Persons for such cost (or no cost) and on such terms as the Manager may determine, subject to the terms of the Series Designation applicable to such Series of Interests.

The Series described in the Master Series Table will use the proceeds of the respective Offerings to repay any loans taken out or non-interest-bearing payments made by the Manager to acquire their respective Underlying Asset and pay the Asset Sellers pursuant to the respective asset purchase agreements, as well as pay certain fees and expenses related to the acquisition and each Offering (please see the “Use of Proceeds” sections for each Offering for further details). An Investor in an Offering will acquire an ownership Interest in the Series of Interests related to that Offering and not, for the avoidance of doubt, in (i) the Company, (ii) any other Series of Interests, (iii) the Manager, (iv) the Asset Manager, (v) the Platform or (vi) the Underlying Asset associated with the Series or any Underlying Asset owned by any other Series of Interests.

Although our Interests will not immediately be listed on a stock exchange and a liquid market in the Interests cannot be guaranteed, either through the Platform (see “Description of the Business – Liquidity Platform” for additional information) or otherwise, we plan to create, with the support of registered broker-dealers, mechanisms to provide Investors with the ability to resell Interests, or partner with an existing platform to allow for the resale of the Interests, although the creation of such a market, either through the Platform or otherwise, or the timing of such creation cannot be guaranteed (please review additional risks related to liquidity in the “Risk Factors” section and “Description of the Business – Liquidity Platform” section for additional information).

Further issuance of Interests

Only the Series Interests, which are not annotated as closed, in the Master Series Table are being offered and sold pursuant to this Offering Circular.  The Operating Agreement provides that the Company may issue Interests of each Series of Interests to no more than 2,000 “qualified purchasers” (no more than 500 of which may be non-“accredited investors”). The Manager, in its sole discretion, has the option to issue additional Interests (in addition to those issued in connection with any Offering) on the same terms as the applicable Series of Interests is being offered hereunder as may be required from time to time in order to pay any Operating Expenses related to the applicable Underlying Asset.

Distribution rights

The Manager has sole discretion in determining what distributions of Free Cash Flow, if any, are made to Interest Holders except as otherwise limited by law or the Operating Agreement. The Company expects the Manager to distribute any Free Cash Flow on a semi-annual basis as set forth below.  However, the Manager may change the timing of distributions or determine that no distributions shall be made in its sole discretion.

Any Free Cash Flow generated by a Series of Interests from the utilization of the associated Underlying Asset shall be applied, with respect to such Series, in the following order of priority:

(i)repay any amounts outstanding under Operating Expenses Reimbursement Obligation plus accrued interest, and

(ii)thereafter, to create such reserves as the Manager deems necessary, in its sole discretion, to meet future Operating Expenses, and

(iii)thereafter, at least 50% (net of corporate income taxes applicable to such Series of Interests) by way of distribution to the Interest Holders of the Series of Interests, which may include the Asset Sellers of the Underlying Asset or the Manager or any of its affiliates, and

(iv)up to 50% to the Asset Manager in payment of the Management Fee (treated as an expense on the statement of operations of the Series of Interests for accounting purposes).

No Series will distribute an Underlying Asset in kind to its Interest Holders.

The LLC Act (Section 18-607) provides that a member who receives a distribution with respect to a Series and knew at the time of the distribution that the distribution was in violation of the LLC Act shall be liable to the Series for the amount of the distribution for three years.  Under the LLC Act, a series limited liability company may not make a distribution with respect to a Series to a member if, after the distribution, all liabilities of such Series, other than liabilities to members on account of their limited liability company interests with respect to such Series and liabilities for which the recourse of creditors is limited to specific property of such Series, would exceed the fair value of the assets of such Series.  For the purpose of determining the fair value of the assets of the Series, the LLC Act provides that the fair value of property of the Series subject to liability for which recourse of creditors is limited shall be included in the assets of such Series only to the extent that the fair value of that property exceeds the nonrecourse liability. Under the LLC Act, an assignee who becomes a substituted member of a company is liable for the obligations of his assignor to make contributions to the company, except the assignee is not obligated for liabilities unknown to it at the time the assignee became a member and that could not be ascertained from the Operating Agreement.

Redemption provisions

The Interests are not redeemable.

Registration rights

There are no registration rights in respect of the Interests.

Voting rights

The Manager is not required to hold an annual meeting of Interest Holders. The Operating Agreement provides that meetings of Interest Holders may be called by the Manager and a designee of the Manager shall act as chairman at such meetings.  The Investor does not have any voting rights as an Interest Holder in the Company or a Series except with respect to:

(i)the removal of the Manager;

(ii)the dissolution of the Company upon the for-cause removal of the Manager, and

(iii)an amendment to the Operating Agreement that would:

a.enlarge the obligations of, or adversely effect, an Interest Holder in any material respect;

b.reduce the voting percentage required for any action to be taken by the holders of Interests in the Company under the Operating Agreement;

c.change the situations in which the Company and any Series can be dissolved or terminated;

d.change the term of the Company (other than the circumstances provided in the Operating Agreement); or

e.give any person the right to dissolve the Company.

When entitled to vote on a matter, each Interest Holder will be entitled to one vote per Interest held by it on all matters submitted to a vote of the Interest Holders of an applicable Series or of the Interest Holders of all Series of the Company, as applicable.  The removal of the Manager as Manager of the Company and all Series of Interests must be approved by two-thirds of the votes that may be cast by all Interest Holders in any Series of the Company. All other matters to be voted on by the Interest Holders must be approved by a majority of the votes cast by all Interest Holders in any Series of the Company present in person or represented by proxy.

The consent of the holders of a majority of the Interests of a Series is required for any amendment to the Operating Agreement that would adversely change the rights of such Series of Interests, result in mergers, consolidations or conversions of such Series of Interests and for any other matter as the Manager, in its sole discretion, determines will require the approval of the holders of the Interests voting as a separate class.

The Manager or its affiliates (if they hold Series of Interests) may not vote as an Interest Holder in respect of any matter put to the Interest Holders.  However, the submission of any action of the Company or a Series for a vote of the Interest Holders shall first be approved by the Manager and no amendment to the Operating Agreement may be made without the prior approval of the Manager that would decrease the rights of the Manager or increase the obligations of the Manager thereunder.

The Manager has broad authority to take action with respect to the Company and any Series.  See “Management” for more information.  Except as set forth above, the Manager may amend the Operating Agreement without the approval of the Interest Holders to, among other things, reflect the following:

•the merger of the Company, or the conveyance of all of the assets to, a newly-formed entity if the sole purpose of that merger or conveyance is to effect a mere change in the legal form into another limited liability entity;

•a change that the Manager determines to be necessary or appropriate to implement any state or federal statute, rule, guidance or opinion;

•a change that the Manager determines to be necessary, desirable or appropriate to facilitate the trading of Interests;

•a change that the Manager determines to be necessary or appropriate for the Company to qualify as a limited liability company under the laws of any state or to ensure that each Series will continue to qualify as a corporation for U.S. federal income tax purposes;

•an amendment that the Manager determines, based upon the advice of counsel, to be necessary or appropriate to prevent the Company, the Manager, or the officers, agents or trustees from in any manner being subjected to the provisions of the Investment Company Act, the Investment Advisers Act or “plan asset” regulations adopted under ERISA, whether or not substantially similar to plan asset regulations currently applied or proposed;

•any amendment that the Manager determines to be necessary or appropriate for the authorization, establishment, creation or issuance of any additional Series;

•an amendment effected, necessitated or contemplated by a merger agreement that has been approved under the terms of the Operating Agreement;

•any amendment that the Manager determines to be necessary or appropriate for the formation by the Company of, or its investment in, any corporation, partnership or other entity, as otherwise permitted by the Operating Agreement;

•a change in the fiscal year or taxable year and related changes; and

•any other amendments which the Manager deems necessary or appropriate to enable the Manager to exercise its authority under the Agreement.

In each case, the Manager may make such amendments to the Operating Agreement provided the Manager determines that those amendments:

•do not adversely affect the Interest Holders (including any particular Series of Interests as compared to other Series of Interests) in any material respect;

•are necessary or appropriate to satisfy any requirements, conditions or guidelines contained in any opinion, directive, order, ruling or regulation of any federal or state agency or judicial authority or contained in any federal or state statute;

•are necessary or appropriate to facilitate the trading of Interests, either through the Platform (see “Description of the Business – Liquidity Platform” for additional information) or otherwise, or to comply with any rule, regulation, guideline or requirement of any securities exchange on which the Interests may be listed for trading, compliance with any of which the Manager deems to be in the best interests of the Company and the Interest Holders;

•are necessary or appropriate for any action taken by the Manager relating to splits or combinations of Interests under the provisions of the Operating Agreement; or

•are required to effect the intent expressed in this prospectus or the intent of the provisions of the Operating Agreement or are otherwise contemplated by the Operating Agreement.

Furthermore, the Manager retains sole discretion to create and set the terms of any new Series and will have the sole power to acquire, manage and dispose of Underlying Asset of each Series.

Liquidation rights

The Operating Agreement provides that the Company shall remain in existence until the earlier of the following: (i) the election of the Manager to dissolve it; (ii) the sale, exchange or other disposition of substantially all of the assets of the Company; (iii) the entry of a decree of judicial dissolution of the Company; (iv) at any time that the Company no longer has any members, unless the business is continued in accordance with the LLC Act; and (v) a vote by a majority of all Interest Holders of the Company following the for-cause removal of the Manager.  Under no circumstances may the Company be wound up in accordance with Section 18-801(a)(3) of the LLC Act (i.e., the vote of members who hold more than two-thirds of the Interests in the profits of the Company).

A Series shall remain in existence until the earlier of the following: (i) the dissolution of the Company, (ii) the election of the Manager to dissolve such Series; (iii) the sale, exchange or other disposition of substantially all of the assets of the Series; or (iv) at any time that the Series no longer has any members, unless the business is continued in accordance with the LLC Act.  Under no circumstances may a Series of Interests be wound up in accordance with Section 18-801(a)(3) of the LLC Act (i.e., the vote of members holding more than two-thirds of the Interests in the profits of the Series of Interests).

Upon the occurrence of any such event, the Manager (or a liquidator selected by the Manager) is charged with winding up the affairs of the Series of Interests or the Company as a whole, as applicable, and liquidating its assets. Upon the liquidation of a Series of Interests or the Company as a whole, as applicable, the Underlying Assets will be liquidated and any after-tax proceeds distributed: (i) first, to any third party creditors, (ii) second, to any creditors that are the Manager or its affiliates (e.g., payment of any outstanding Operating Expenses Reimbursement Obligation), and thereafter, (iii) to the Interest Holders of the relevant Series of Interests, allocated pro rata based on the number of Interests held by each Interest Holder (which may include the Manager, any of its affiliates and the Asset Seller and which distribution within a Series will be made consistent with any preferences which exist within such Series).

Transfer restrictions

The Interests are subject to restrictions on transferability. An Interest Holder may not transfer, assign or pledge its Interests without the consent of the Manager.  The Manager may withhold consent in its sole discretion, including when the Manager determines that such transfer, assignment or pledge would result in (a) there being more than 2,000 beneficial owners of the Series or more than 500 beneficial owners of the Series that are not “accredited investors”, (b) the assets of the Series being deemed “plan assets” for purposes of ERISA, (c) such Interest Holder holding in excess of 19.9% of the Series, (d) result in a change of US federal income tax treatment of the Company and the Series, or (e) the Company, the Series or the Manager being subject to additional regulatory requirements. The transferring Interest Holder is responsible for all costs and expenses arising in connection with any proposed transfer (regardless of whether such sale is completed) including any legal fees incurred by the Company or any broker or dealer, any costs or expenses in connection with any opinion of counsel and any transfer taxes and filing fees.  The Manager or its affiliates will acquire Interests in each Series of Interests for their own accounts and may, from time to time and only in accordance with applicable securities laws (which may include filing an amendment to this Offering Circular), transfer these Interests, either directly or through brokers, via the Platform or otherwise. The restrictions on transferability listed above will also apply to any resale of Interests via the Platform through one or more third-party broker-dealers (see “Description of the Business – Liquidity Platform” for additional information).

Additionally, unless and until the Interests of the Company are listed or quoted for trading, there are restrictions on the holder’s ability to the pledge or transfer the Interests.  There can be no assurance that we will, or will be able to, register the Interests for resale and there can be no guarantee that a liquid market for the Interest will develop as part of the Platform (see “Description of the Business – Liquidity Platform” for additional information).

Therefore, Investors may be required to hold their Interests indefinitely. Please refer to Exhibit 2.2 (the Operating Agreement) and Exhibit 4.1 (the form of Subscription Agreement) for additional information regarding these restrictions.  To the extent certificated, the Interests issued in each Offering, to the extent certificated, will bear a legend setting forth these restrictions on transfer and any legends required by state securities laws.

Agreement to be bound by the Operating Agreement; power of attorney

By purchasing Interests, the Investor will be admitted as a member of the Company and will be bound by the provisions of, and deemed to be a party to, the Operating Agreement.  Pursuant to the Operating Agreement, each Investor grants to the Manager a power of attorney to, among other things, execute and file documents required for the Company’s qualification, continuance or dissolution. The power of attorney also grants the Manager the authority to make certain amendments to, and to execute and deliver such other documents as may be necessary or appropriate to carry out the provisions or purposes of, the Operating Agreement.

Duties of officers

The Operating Agreement provides that, except as may otherwise be provided by the Operating Agreement, the property, affairs and business of each Series of Interests will be managed under the direction of the Manager.  The Manager has the power to appoint the officers and such officers have the authority and exercise the powers and perform the duties specified in the Operating Agreement or as may be specified by the Manager. The Manager intends to appoint Rally Holdings as the Asset Manager of each Series of Interests to manage the Underlying Assets.

The Company may decide to enter into separate indemnification agreements with the directors and officers of the Company, the Manager or the Asset Manager (including if the Asset Manager is not Rally Holdings).  If entered into, each indemnification agreement is likely to provide, among other things, for indemnification to the fullest extent permitted by law and the Operating Agreement against any and all expenses, judgments, fines, penalties and amounts paid in settlement of any claim.  The indemnification agreements may also provide for the advancement or payment of all expenses to the indemnitee and for reimbursement to the Company if it is found that such indemnitee is not entitled to such indemnification under applicable law and the Operating Agreement.

Exclusive jurisdiction; waiver of jury trial

Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where Federal law requires that certain claims be brought in Federal courts, as in the case of claims brought under the Securities Exchange Act of 1934, as amended.   Section 27 of the Exchange Act creates exclusive federal jurisdiction over all suits brought to enforce any duty or liability created by the Exchange Act or the rules and regulations thereunder. As a result, the exclusive forum provisions in the Operating Agreement will not apply to suits brought to enforce any duty or liability created by the Exchange Act or any other claim for which the federal courts have exclusive jurisdiction.  Furthermore, Section 22 of the Securities Act creates concurrent jurisdiction for federal and state courts over all suits brought to enforce any duty or liability created by the Securities Act or the rules and regulations thereunder. As a result, the exclusive forum provisions in the Operating Agreement will not apply to suits brought to enforce any duty or liability created by the Securities Act or any other claim for which the federal and state courts have concurrent jurisdiction, and Investors will not be deemed to have waived our compliance with the federal securities laws and the rules and regulations thereunder.

Each Investor will covenant and agree not to bring any claim in any venue other than the Court of Chancery of the State of Delaware, or if required by Federal law, a Federal court of the United States. If an Interest Holder were to bring a claim against the Company or the Manager pursuant to the Operating Agreement and such claim was governed by state law, it would have to do so in the Delaware Court of Chancery.

Our Operating Agreement, to the fullest extent permitted by applicable law and subject to limited exceptions, provides for Investors to consent to exclusive jurisdiction to Delaware Court of Chancery and for a waiver of the right to a trial by jury, if such waiver is allowed by the court where the claim is brought.

If we opposed a jury trial demand based on the waiver, the court would determine whether the waiver was enforceable under the facts and circumstances of that case in accordance with applicable case law.  See “Risk

Factors—Risks Related of Ownership of Our Interests--Any dispute in relation to the Operating Agreement is subject to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, except where Federal law requires that certain claims be brought in Federal courts.  Our Operating Agreement, to the fullest extent permitted by applicable law, provides for Investors to waive their right to a jury trial”.  Nevertheless, if this jury trial waiver provision is not permitted by applicable law, an action could proceed under the terms of the Operating Agreement with a jury trial. No condition, stipulation or provision of the Operating Agreement or our Interests serves as a waiver by any Investor or beneficial owner of our Interests or by us of compliance with the U.S. federal securities laws and the rules and regulations promulgated thereunder. Additionally, the Company does not believe that claims under the federal securities laws shall be subject to the jury trial waiver provision, and the Company believes that the provision does not impact the rights of any Investor or beneficial owner of our Interests to bring claims under the federal securities laws or the rules and regulations thereunder.

These provisions may have the effect of limiting the ability of Investors to bring a legal claim against us due to geographic limitations and may limit an Investor’s ability to bring a claim in a judicial forum that it finds favorable for disputes with us. Furthermore, waiver of a trial by jury may disadvantage you to the extent a judge might be less likely than a jury to resolve an action in your favor. Further, if a court were to find this exclusive forum provision inapplicable to, or unenforceable in respect of, an action or proceeding against us, then we may incur additional costs associated with resolving these matters in other jurisdictions, which could adversely affect our business and financial condition.

Listing

The Interests are not listed or quoted for trading on any national securities exchange or national quotation system. There is no current intention to have the Interests listed or quoted for trading on any national securities exchange or national quotation system.

MATERIAL UNITED STATES TAX CONSIDERATIONS

The following is a summary of the material United States federal income tax consequences of the ownership and disposition of the Interests to United States holders but does not purport to be a complete analysis of all the potential tax considerations relating thereto. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as of the date hereof. These authorities may be changed, possibly retroactively, so as to result in United States federal income tax consequences different from those set forth below. We have not sought any ruling from the Internal Revenue Service (the “IRS”), with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS will agree with such statements and conclusions.

This summary also does not address the tax considerations arising under the laws of any United States state or local or any non-United States jurisdiction or under United States federal gift and estate tax laws. In addition, this discussion does not address tax considerations applicable to an Investor’s particular circumstances or to Investors that may be subject to special tax rules, including, without limitation:

(i)banks, insurance companies or other financial institutions;

(ii)persons subject to the alternative minimum tax;

(iii)tax-exempt organizations;

(iv)dealers in securities or currencies;

(v)traders in securities that elect to use a mark-to-market method of accounting for their securities holdings;

(vi)persons that own, or are deemed to own, more than five percent of our Interests (except to the extent specifically set forth below);

(vii)certain former citizens or long-term residents of the United States;

(viii)persons who hold our Interests as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction;

(ix)persons who do not hold our Interests as a capital asset within the meaning of Section 1221 of the Code (generally, for investment purposes); or

(x)persons deemed to sell our Interests under the constructive sale provisions of the Code.

In addition, if a partnership, including any entity or arrangement, domestic or foreign, classified as a partnership for United States federal income tax purposes, holds Interests, the tax treatment of a partner generally will depend on the status of the partner and upon the activities of the partnership. Accordingly, partnerships that hold Interests, and partners in such partnerships, should consult their tax advisors.

On December 22, 2017, the United States enacted H.R. 1, informally titled the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act includes significant changes to the Code affecting the Company and its Interest Holders.  Most of the changes applicable to individuals are temporary and, without further legislation, will not apply after 2025. The interpretation of the Tax Act by the IRS and the courts remains uncertain in many respects; prospective Investors should consult their tax advisors specifically regarding the potential impact of the Tax Act on their investment.

You are urged to consult your tax advisor with respect to the application of the United States federal income tax laws to your particular situation, as well as any tax consequences of the purchase, ownership and disposition of our Interests arising under the United States federal estate or gift tax rules or under the laws of any United States state or local or any foreign taxing jurisdiction or under any applicable tax treaty.

A “U.S. Holder” includes a beneficial owner of the Interests that is, for U.S. federal income tax purposes, an individual citizen or resident of the United States.

Taxation of each Series of Interests as a “C” Corporation

The Company, although formed as a Delaware series limited liability company eligible for tax treatment as a “partnership,” has affirmatively elected for each Series of Interests, including the Series listed in the Master Series Table to be taxed as a “C” corporation under Subchapter C of the Code for all federal and state tax purposes. Thus, each Series of Interests will be taxed at regular corporate rates on its income before making any distributions to Interest Holders as described below.

Taxation of Distributions to Investors

Distributions to U.S. Holders out of the Company’s current or accumulated earnings and profits will be taxable as dividends. A U.S. Holder who receives a distribution constituting “qualified dividend income” may be eligible for reduced federal income tax rates. U.S. Holders are urged to consult their tax advisors regarding the characterization of corporate distributions as “qualified dividend income”. Distributions in excess of the Company’s current and accumulated earnings and profits will not be taxable to a U.S. Holder to the extent that the distributions do not exceed the adjusted tax basis of the U.S. Holder’s Interests. Rather, such distributions will reduce the adjusted basis of such U.S. Holder’s Interests. Distributions in excess of current and accumulated earnings and profits that exceed the U.S. Holder’s adjusted basis in its Interests will be taxable as capital gain in the amount of such excess if the Interests are held as a capital asset. In addition, Section 1411 of the Code imposes a 3.8% tax on certain investment income (the “3.8% NIIT”). In general, in the case of an individual, this tax is equal to 3.8% of the lesser of (i) the taxpayer’s “net investment income” or (ii) the excess of the taxpayer’s adjusted gross income over the applicable threshold amount ($250,000 for taxpayers filing a joint return, $125,000 for married individuals filing separate returns and $200,000 for other taxpayers). In the case of an estate or trust, the 3.8% tax will be imposed on the lesser of (x) the undistributed net investment income of the estate or trust for the taxable year, or (y) the excess of the adjusted gross income of the estate or trust for such taxable year over a beginning dollar amount of the highest tax bracket for such year (for 2020, that amount is $12,950).

Taxation of Dispositions of Interests

Upon any taxable sale or other disposition of our Interests, a U.S. Holder will recognize gain or loss for federal income tax purposes on the disposition in an amount equal to the difference between the amount of cash and the fair market value of any property received on such disposition; and the U.S. Holder’s adjusted tax basis in the Interests. A U.S. Holder’s adjusted tax basis in the Interests generally equals his or her initial amount paid for the Interests and decreased by the amount of any distributions to the Investor in excess of the Company’s current or accumulated earnings and profits. In computing gain or loss, the proceeds that U.S. Holders receive will include the amount of any cash and the fair market value of any other property received for their Interests, and the amount of any actual or deemed relief from indebtedness encumbering their Interests. The gain or loss will be long-term capital gain or loss if the Interests are held for more than one year before disposition. Long-term capital gains of individuals, estates and trusts currently are taxed at a maximum rate of 20% (plus any applicable state income taxes) plus the 3.8% NIIT. The deductibility of capital losses may be subject to limitation and depends on the circumstances of a particular U.S. Holder; the effect of such limitation may be to defer or to eliminate any tax benefit that might otherwise be available from a loss on a disposition of the Interests. Capital losses are first deducted against capital gains, and, in the case of non-corporate taxpayers, any remaining such losses are deductible against salaries or other income from services or income from portfolio investments only to the extent of $3,000 per year.

Backup Withholding and Information Reporting

Generally, the Company must report annually to the IRS the amount of dividends paid to you, your name and address, and the amount of tax withheld, if any. A similar report will be sent to you.

Payments of dividends or of proceeds on the disposition of the Interests made to you may be subject to additional information reporting and backup withholding at a current rate of 28% unless you establish an exemption. Notwithstanding the foregoing, backup withholding and information reporting may apply if either we or our paying agent has actual knowledge, or reason to know, that you are a United States person.

Backup withholding is not an additional tax; rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may generally be obtained from the IRS, provided that the required information is furnished to the IRS in a timely manner.

The preceding discussion of United States federal tax considerations is for general information only. It is not tax advice. Each prospective Investor should consult its own tax advisor regarding the particular United States federal, state and local and foreign tax consequences, if applicable, of purchasing, holding and disposing of our Interests, including the consequences of any proposed change in applicable laws.

WHERE TO FIND ADDITIONAL INFORMATION

This Offering Circular does not purport to restate all of the relevant provisions of the documents referred to or pertinent to the matters discussed herein, all of which must be read for a complete description of the terms relating to an investment in us. All potential Investors in the Interests are entitled to review copies of any other agreements relating to any Series of Interests described in this Offering Circular and Offering Circular Supplements, if any.  In the Subscription Agreement, you will represent that you are completely satisfied with the results of your pre-investment due diligence activities.

The Manager will answer inquiries from potential Investors in Offerings concerning any of the Series of Interests, the Company, the Manager and other matters relating to the offer and sale of the Series Interests under this Offering Circular.  The Company will afford the potential Investors in the Interests the opportunity to obtain any additional information to the extent the Company possesses such information or can acquire such information without unreasonable effort or expense that is necessary to verify the information in this Offering Circular.

Any statement contained herein or in any document incorporated by reference herein shall be deemed to be modified or superseded for purposes of the Offering Circular to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or replaces such statement.  Any such statement so modified or superseded shall not be deemed to constitute a part of the Offering Circular, except as so modified or superseded.

Requests and inquiries regarding the Offering Circular should be directed to:

RSE Archive, LLC
250 Lafayette Street, 2nd Floor

New York, NY 10012

E-Mail: hello@rallyrd.com
Tel: 347-952-8058
Attention: Rally Rd.

We will provide requested information to the extent that we possess such information or can acquire it without unreasonable effort or expense.

FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED DECEMBER 31, 2020 AND PERIOD JANUARY 3, 2019 (INCEPTION) TO DECEMBER 31, 2019

CONTENTS

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RSE ARCHIVE, LLC AND VARIOUS SERIES:

Year Ended December 31, 2020 and Period January 3, 2019 (Inception) to December 31, 2019 Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting FirmF-1

Consolidated Balance SheetsF-2

Consolidated Statements of OperationsF-21

Consolidated Statements of Members’ Equity F-40

Consolidated Statements of Cash Flows F-56

Notes to Consolidated Financial Statements F-75

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of

RSE Archive, LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RSE Archive, LLC (the "Company") on a consolidated basis and for each listed Series as of December 31, 2020 and 2019, and the related consolidated statements of operations, members' equity, and cash flows for the Company on a consolidated basis and for each listed Series for the year ended December 31, 2020 and for the period from January 3, 2019 (inception) to December 31, 2019, and the related notes (collectively referred to as the "financial statements").  In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Company and each listed Series as of December 31, 2020 and 2019, and the consolidated results of operations and cash flows for the Company and each listed Series for the year ended December 31, 2020 and for the period from January 3, 2019 (inception) to December 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company and each listed Series will continue as a going concern.  As discussed in Note A to the financial statements, the Company's and each listed Series' lack of liquidity raises substantial doubt about their ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note A.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on the Company's and each listed Series' financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company and each listed Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

We have served as the Company's auditor since 2020.

/s/ EisnerAmper LLP

EISNERAMPER LLP

New York, New York

April 30, 2021

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095	$1,495	$1,695
Pre-paid Insurance	958	402	129	268	1,077	199	166
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	2,408	2,002	429	1,813	2,172	1,694	1,861

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100	12,100	10,100
TOTAL ASSETS	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	-	-	-	-	-	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	-	-	-	-	-	-	-
Members' Equity
Membership Contributions	126,600	54,100	17,100	36,600	70,740	13,800	12,000
Capital Contribution for Operating Expense	4,156	2,561	1,761	2,133	2,755	1,596	1,553
Capital Contribution for loss at Offering close	-	-	-	-	510	-	-
Distribution to RSE Archive	-	-	-	(55)	(55)	(205)	(205)
Retained Earnings / (Accumulated Deficit)	(3,348)	(2,158)	(1,632)	(1,864)	(1,677)	(1,397)	(1,387)
Members' Equity	127,408	54,502	17,229	36,813	72,272	13,794	11,961
TOTAL LIABILITIES AND MEMBERS' EQUITY	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Assets
Current Assets
Cash and Cash Equivalents	$1,250	$1,250	$1,200	$1,750	$5,300	$1,003	$6,555
Pre-paid Insurance	422	226	137	182	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,672	1,476	1,337	1,932	5,300	1,003	6,555

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	55,500	29,500	17,928	11,100	500,028	44,065	-
TOTAL ASSETS	$57,172	$30,976	$19,265	$13,032	$505,328	$45,068	$6,555

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$3,550
Insurance Payable	-	-	-	-	4,800	626	-
Income Taxes Payable	-	-	-	-	-	-	3,005
Due to the Manager or its Affiliates	-	-	28	-	-	65	-
Total Liabilities	-	-	28	-	4,800	691	6,555
Members' Equity
Membership Contributions	56,750	30,750	19,250	13,000	505,328	45,040	-
Capital Contribution for Operating Expense	2,520	2,119	1,663	1,506	3,531	1,278	3,550
Capital Contribution for loss at Offering close	-	-	-	-	-	10	-
Distribution to RSE Archive	-	-	(150)	(150)	-	-	-
Retained Earnings / (Accumulated Deficit)	(2,098)	(1,893)	(1,526)	(1,323)	(8,331)	(1,952)	(3,550)
Members' Equity	57,172	30,976	19,237	13,032	500,528	44,377	-
TOTAL LIABILITIES AND MEMBERS' EQUITY	$57,172	$30,976	$19,265	$13,032	$505,328	$45,068	$6,555

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Assets
Current Assets
Cash and Cash Equivalents	$1,250	$1,003	$1,203	$1,003	$1,003	$1,003	$1,950
Pre-paid Insurance	556	-	-	-	-	-	365
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,806	1,003	1,203	1,003	1,003	1,003	2,315

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	72,500	20,000	50,000	74,000	20,000	75,000	22,100
TOTAL ASSETS	$74,306	$21,003	$51,203	$75,003	$21,003	$76,003	$24,415

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	285	713	1,039	105	393	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	-	285	713	1,039	105	393	-
Members' Equity
Membership Contributions	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Capital Contribution for Operating Expense	2,743	1,111	1,036	1,014	993	992	1,406
Capital Contribution for loss at Offering close	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Retained Earnings / (Accumulated Deficit)	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Members' Equity	74,306	20,718	50,490	73,964	20,898	75,609	24,415
TOTAL LIABILITIES AND MEMBERS' EQUITY	$74,306	$21,003	$51,203	$75,003	$21,003	$76,003	$24,415

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Assets
Current Assets
Cash and Cash Equivalents	$400	$1,050	$1,703	$9,408	$650	$800	$1,050
Pre-paid Insurance	282	-	257	-	104	184	230
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	682	1,050	1,960	9,408	754	984	1,280

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	17,200	9,000	15,600	-	13,545	24,000	30,000
TOTAL ASSETS	$17,882	$10,050	$17,560	$9,408	$14,299	$24,984	$31,280

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	-	126	-	-	-	-	-
Income Taxes Payable	-	-	-	9,408	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	45	-	-
Total Liabilities	-	126	-	9,408	45	-	-
Members' Equity
Membership Contributions	17,797	9,400	17,500	-	14,150	24,745	31,050
Capital Contribution for Operating Expense	1,308	968	1,275	136	1,125	1,269	1,316
Capital Contribution for loss at Offering close	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Retained Earnings / (Accumulated Deficit)	(1,026)	(1,094)	(1,018)	(136)	(1,021)	(1,085)	(1,086)
Members' Equity	17,882	9,924	17,560	-	14,254	24,984	31,280
TOTAL LIABILITIES AND MEMBERS' EQUITY	$17,882	$10,050	$17,560	$9,408	$14,299	$24,984	$31,280

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Assets
Current Assets
Cash and Cash Equivalents	$1,003	$1,750	$8,851	$300	$700	$1,203	$600
Pre-paid Insurance	-	207	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	1,003	1,957	8,851	300	700	1,203	600

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	250,006	12,600	-	87,006	27,006	130,000	20,006
TOTAL ASSETS	$251,009	$14,557	$8,851	$87,306	$27,706	$131,203	$20,606

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	3,648	-	144	316	294	1,854	218
Income Taxes Payable	-	-	8,816	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	6	6	-	6
Total Liabilities	3,654	-	8,960	322	300	1,854	224
Members' Equity
Membership Contributions	250,538	14,500	-	87,300	27,700	131,250	20,600
Capital Contribution for Operating Expense	799	1,004	-	728	728	774	690
Capital Contribution for loss at Offering close	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Retained Earnings / (Accumulated Deficit)	(4,447)	(797)	(109)	(1,044)	(1,022)	(2,628)	(908)
Members' Equity	247,354	14,557	(109)	86,984	27,406	129,349	20,382
TOTAL LIABILITIES AND MEMBERS' EQUITY	$251,009	$14,557	$8,851	$87,306	$27,706	$131,203	$20,606

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Assets
Current Assets
Cash and Cash Equivalents	$600	$563	$213	$463	$300	$534	$700
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	600	563	213	463	300	534	700

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	36,006	27,600	11,600	37,100	7,023	68,577	25,244
TOTAL ASSETS	$36,606	$28,163	$11,813	$37,563	$7,323	$69,111	$25,944

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	392	110	47	151	21	249	178
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	-	23	77	244
Total Liabilities	398	110	47	151	44	325	422
Members' Equity
Membership Contributions	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expense	690	669	669	669	649	646	623
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Retained Earnings / (Accumulated Deficit)	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Members' Equity	36,208	28,053	11,767	37,413	7,279	68,786	25,522
TOTAL LIABILITIES AND MEMBERS' EQUITY	$36,606	$28,163	$11,813	$37,563	$7,323	$69,111	$25,944

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Assets
Current Assets
Cash and Cash Equivalents	$634	$334	$534	$833	$634	$269	$520
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	634	334	534	833	634	269	520

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	25,030	16,350	118,000	-	64,925	10,000	32,083
TOTAL ASSETS	$25,665	$16,684	$118,534	$833	$65,559	$10,269	$32,603

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	294	36	850	-	142	20	198
Income Taxes Payable	-	-	-	771	-	-	-
Due to the Manager or its Affiliates	30	-	-	-	925	-	83
Total Liabilities	324	36	850	771	1,067	20	281
Members' Equity
Membership Contributions	25,700	16,750	118,600	-	64,700	10,400	32,600
Capital Contribution for Operating Expense	620	583	578	-	575	560	526
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Retained Earnings / (Accumulated Deficit)	(914)	(619)	(1,428)	128	(717)	(580)	(724)
Members' Equity	25,340	16,648	117,684	61	64,492	10,249	32,322
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,665	$16,684	$118,534	$833	$65,559	$10,269	$32,603

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Assets
Current Assets
Cash and Cash Equivalents	$520	$400	$100	$520	$220	$400	$460
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	520	400	100	520	220	400	460

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	80,000	59,000	35,523	29,500	6,600	105,100	44,000
TOTAL ASSETS	$80,520	$59,400	$35,623	$30,020	$6,820	$105,500	$44,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	495	135	106	183	20	354	249
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	23	-	-	-	-
Total Liabilities	495	135	129	183	20	354	249
Members' Equity
Membership Contributions	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Capital Contribution for Operating Expense	526	509	509	503	486	486	452
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Retained Earnings / (Accumulated Deficit)	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Members' Equity	80,025	59,265	35,494	29,838	6,800	105,146	44,211
TOTAL LIABILITIES AND MEMBERS' EQUITY	$80,520	$59,400	$35,623	$30,020	$6,820	$105,500	$44,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Assets
Current Assets
Cash and Cash Equivalents	$520	$520	$600	$460	$150	$471	$460
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	520	520	600	460	150	471	460

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	25,000	33,000	27,750	39,000	98,000	100,063	140,000
TOTAL ASSETS	$25,520	$33,520	$28,350	$39,460	$98,150	$100,534	$140,460

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	155	204	146	221	454	317	808
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	155	204	146	221	454	317	808
Members' Equity
Membership Contributions	25,600	33,600	27,220	39,600	98,150	100,600	140,600
Capital Contribution for Operating Expense	452	452	439	432	423	399	354
Capital Contribution for loss at Offering close	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Retained Earnings / (Accumulated Deficit)	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Members' Equity	25,365	33,316	28,204	39,239	97,696	100,217	139,653
TOTAL LIABILITIES AND MEMBERS' EQUITY	$25,520	$33,520	$28,350	$39,460	$98,150	$100,534	$140,460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Assets
Current Assets
Cash and Cash Equivalents	$460	$320	$430	$430	$430	$460	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	460	320	430	430	430	460	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	120,000	9,500	7,442	31,944	45,980	20,000	8,000
TOTAL ASSETS	$120,460	$9,820	$7,872	$32,374	$46,410	$20,460	$8,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	171	19	28	120	173	113	42
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	171	19	28	120	173	113	42
Members' Equity
Membership Contributions	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Capital Contribution for Operating Expense	355	355	353	353	353	353	333
Capital Contribution for loss at Offering close	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Retained Earnings / (Accumulated Deficit)	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Members' Equity	120,289	9,801	7,844	32,254	46,237	20,347	8,358
TOTAL LIABILITIES AND MEMBERS' EQUITY	$120,460	$9,820	$7,872	$32,374	$46,410	$20,460	$8,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Assets
Current Assets
Cash and Cash Equivalents	$560	$520	$520	$600	$400	$400	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	560	520	520	600	400	400	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	115,000	50,253	185,100	37,000	225,000	8,000	189,000
TOTAL ASSETS	$115,560	$50,774	$185,620	$37,600	$225,400	$8,400	$189,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	952	434	392	169	1,020	42	245
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	952	434	392	169	1,020	42	245
Members' Equity
Membership Contributions	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Capital Contribution for Operating Expense	445	412	302	300	277	277	244
Capital Contribution for loss at Offering close	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Retained Earnings / (Accumulated Deficit)	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Members' Equity	114,608	50,340	185,228	37,431	224,380	8,358	189,155
TOTAL LIABILITIES AND MEMBERS' EQUITY	$115,560	$50,774	$185,620	$37,600	$225,400	$8,400	$189,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Assets
Current Assets
Cash and Cash Equivalents	$400	$400	$430	$520	$400	$460	$320
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	400	430	520	400	460	320

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	21,000	35,000	38,236	9,300	18,000	132,000	23,500
TOTAL ASSETS	$21,400	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	73	156	144	16	21	748	47
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	73	156	144	16	21	748	47
Members' Equity
Membership Contributions	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expense	230	234	193	195	194	192	191
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Retained Earnings / (Accumulated Deficit)	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Members' Equity	21,327	35,244	38,522	9,804	18,379	131,712	23,774
TOTAL LIABILITIES AND MEMBERS' EQUITY	$21,400	$35,400	$38,666	$9,820	$18,400	$132,460	$23,820

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Assets
Current Assets
Cash and Cash Equivalents	$400	$460	$600	$534	$321	$4,400	$60,400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	460	600	534	321	4,400	60,400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	60,000	120,000	61,528	28,600	17,704	21,877	-
TOTAL ASSETS	$60,400	$120,460	$62,128	$29,134	$18,025	$26,277	$60,400

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	285	191	277	67	45	50	-
Income Taxes Payable	-	-	-	-	-	-	7,359
Due to the Manager or its Affiliates	-	-	28	-	-	4,000	53,036
Total Liabilities	285	191	304	67	45	4,050	60,395
Members' Equity
Membership Contributions	60,602	120,600	62,100	29,200	18,254	22,621	-
Capital Contribution for Operating Expense	175	151	150	151	143	127	68
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Retained Earnings / (Accumulated Deficit)	(460)	(342)	(427)	(217)	(189)	(177)	165
Members' Equity	60,115	120,269	61,823	29,068	17,980	22,227	5
TOTAL LIABILITIES AND MEMBERS' EQUITY	$60,400	$120,460	$62,128	$29,134	$18,025	$26,277	$60,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Assets
Current Assets
Cash and Cash Equivalents	$100	$300	$339	$400	$400	$339	$400
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	100	300	339	400	400	339	400

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	8,800	254,457	35,184	26,000	190,000	23,261	23,100
TOTAL ASSETS	$8,900	$254,757	$35,523	$26,400	$190,400	$23,600	$23,500

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	26	971	79	76	257	52	28
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	26	971	79	76	257	52	28
Members' Equity
Membership Contributions	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Capital Contribution for Operating Expense	127	122	103	104	81	81	81
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Retained Earnings / (Accumulated Deficit)	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Members' Equity	8,874	253,786	35,444	26,324	190,143	23,548	23,472
TOTAL LIABILITIES AND MEMBERS' EQUITY	$8,900	$254,757	$35,523	$26,400	$190,400	$23,600	$23,500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Assets
Current Assets
Cash and Cash Equivalents	$400	$600	$326	$420	$320	$400	$339
Pre-paid Insurance	-	-	-	-	-	-	-
Pre-paid Storage	-	-	-	-	-	-	-
Total Current Assets	400	600	326	420	320	400	339

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-
Collectible Memorabilia - Owned	44,000	240,000	22,874	150,000	90,227	31,100	29,737
TOTAL ASSETS	$44,400	$240,600	$23,200	$150,420	$90,548	$31,500	$30,076

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-
Insurance Payable	132	567	62	336	180	37	67
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Total Liabilities	132	567	62	336	180	37	67
Members' Equity
Membership Contributions	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Capital Contribution for Operating Expense	81	81	58	58	58	58	58
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Retained Earnings / (Accumulated Deficit)	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Members' Equity	44,268	240,033	23,138	150,084	90,367	31,463	30,009
TOTAL LIABILITIES AND MEMBERS' EQUITY	$44,400	$240,600	$23,200	$150,420	$90,548	$31,500	$30,076

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$420	$400	$460	$805	$400	$805	$7,278	$201,881
Pre-paid Insurance	-	-	-	-	-	-	-	6,566
Pre-paid Storage	-	-	-	-	-	-	-	-
Total Current Assets	420	400	460	805	400	805	7,278	208,447

Collectible Memorabilia - Deposit	-	-	-	-	-	-	-	300,000
Collectible Memorabilia - Owned	150,000	15,720	10,600	146,400	24,000	22,800	-	14,480,631
TOTAL ASSETS	$150,420	$16,120	$11,060	$147,205	$24,400	$23,605	$7,278	$14,989,078

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$-	$-	$-	$5,819
Insurance Payable	260	36	17	207	70	32	-	41,535
Income Taxes Payable	-	-	-	-	-	-	7,278	36,637
Due to the Manager or its Affiliates	-	-	-	-	-	-	-	8,417,248
Total Liabilities	260	36	17	207	70	32	7,278	8,501,239
Members' Equity
Membership Contributions	150,600	16,464	11,200	147,447	24,629	23,847	-	6,503,133
Capital Contribution for Operating Expense	58	58	32	32	32	32	72	136,974
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	9,834
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Retained Earnings / (Accumulated Deficit)	(318)	(94)	(49)	(239)	(102)	(65)	170	(162,102)
Members' Equity	150,160	16,084	11,044	146,998	24,330	23,573	-	6,487,838
TOTAL LIABILITIES AND MEMBERS' EQUITY	$150,420	$16,120	$11,060	$147,205	$24,400	$23,605	$7,278	$14,989,078

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Assets
Current Assets
Cash and Cash Equivalents	$1,450	$1,600	$300	$1,545	$1,095
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	-	2	-	-	1
Total Current Assets	1,450	1,602	300	1,545	1,096
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	125,000	52,500	16,800	35,000	70,100
TOTAL ASSETS	$126,450	$54,102	$17,100	$36,545	$71,196

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$13	$13	$-
Due to the Manager for Insurance	237	100	32	66	66
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	237	100	45	79	66

Membership Contributions	126,600	54,100	17,100	36,600	70,740
Capital Contribution	220	203	180	154	131
Capital Contribution for loss at Offering close	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Accumulated Deficit	(607)	(301)	(225)	(233)	(196)
Members' Equity	126,213	54,002	17,055	36,466	71,130
TOTAL LIABILITIES AND MEMBERS' EQUITY	$126,450	$54,102	$17,100	$36,545	$71,196

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Assets
Current Assets
Cash and Cash Equivalents	$1,495	$1,695	$1,250	$1,100	$1,200
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	1	1	-	-
Total Current Assets	1,496	1,696	1,251	1,100	1,200
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	-
Collectible Memorabilia - Owned	12,100	10,100	55,500	29,500	17,900
TOTAL ASSETS	$13,596	$11,796	$56,751	$30,600	$19,100

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$13	$-
Due to the Manager for Insurance	12	10	104	56	34
Due to the Manager or its Affiliates	-	-	-	-	-
Total Liabilities	12	10	104	69	34

Membership Contributions	13,800	12,000	56,750	30,750	19,250
Capital Contribution	131	131	112	110	71
Capital Contribution for loss at Offering close	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Accumulated Deficit	(142)	(140)	(215)	(329)	(105)
Members' Equity	13,584	11,786	56,647	30,531	19,066
TOTAL LIABILITIES AND MEMBERS' EQUITY	$13,596	$11,796	$56,751	$30,600	$19,100

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Balance Sheets as of December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Assets
Current Assets
Cash and Cash Equivalents	$1,750	$5,300	$1,050	$1,600	$24,459
Pre-paid Insurance	-	-	-	-	-
Pre-paid Storage	1	-	2	1	1,881
Total Current Assets	1,751	5,300	1,052	1,601	26,340
Other Assets
Collectible Memorabilia - Deposit	-	-	-	-	282,250
Collectible Memorabilia - Owned	11,100	500,028	44,000	27,500	1,301,928
TOTAL ASSETS	$12,851	$505,328	$45,052	$29,101	$1,610,518

LIABILITIES AND MEMBERS' EQUITY / (DEFICIT)
Liabilities
Current Liabilities
Accounts Payable	$-	$-	$-	$-	$130
Due to the Manager for Insurance	11	949	83	52	2,607
Due to the Manager or its Affiliates	-	-	-	-	577,500
Total Liabilities	11	949	83	52	580,237

Membership Contributions	13,000	505,328	45,040	29,100	1,030,158
Capital Contribution	63	16	5	4	7,644
Capital Contribution for loss at Offering close	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Accumulated Deficit	(73)	(965)	(86)	(55)	(8,041)
Members' Equity	12,840	504,379	44,969	29,049	1,030,281
TOTAL LIABILITIES AND MEMBERS' EQUITY	$12,851	$505,328	$45,052	$29,101	1,610,518

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Operating Expenses
Storage	$-	$10	$-	$-	$1	$3	$3
Transportation	-	-	-	-	-	-	-
Insurance	1,542	647	208	432	280	52	43
Professional Fees	1,200	1,200	1,200	1,200	1,200	1,200	1,200
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	2,742	1,857	1,408	1,632	1,481	1,255	1,246
Operating Loss	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(2,742)	$(1,857)	$(1,408)	$(1,632)	$(1,481)	$(1,255)	$(1,246)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.74)	$(0.93)	$(0.70)	$(1.63)	$(0.49)	$(6.27)	$(6.23)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000	200	200

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Operating Expenses
Storage	$5	$-	$-	$3	$-	$10	$1
Transportation	-	-	-	-	-	65	-
Insurance	678	364	221	47	6,166	543	41
Professional Fees	1,200	1,200	1,200	1,200	1,200	1,200	121
Marketing Expense	-	-	-	-	-	47	47
Total Operating Expenses	1,883	1,564	1,421	1,251	7,366	1,865	209
Operating Loss	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	(209)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	8,950
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	8,741
Provision for Income Taxes	-	-	-	-	-	-	3,005
Net Income / (Loss)	$(1,883)	$(1,564)	$(1,421)	$(1,251)	$(7,366)	$(1,865)	$5,735

Basic and Diluted Income / (Loss) per Membership Interest	$(1.88)	$(0.78)	$(1.42)	$(0.63)	$(0.74)	$(1.86)	$2.87
Weighted Average Membership Interests	1,000	2,000	1,000	2,000	10,000	1,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Operating Expenses
Storage	$-	$1	$1	$-	$3	$1	$3
Transportation	-	-	-	-	-	-	-
Insurance	993	285	713	1,039	105	393	67
Professional Fees	1,194	1,110	1,034	1,014	990	990	971
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	2,187	1,395	1,749	2,052	1,098	1,385	1,041
Operating Loss	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(2,187)	$(1,395)	$(1,749)	$(2,052)	$(1,098)	$(1,385)	$(1,041)

Basic and Diluted Income / (Loss) per Membership Interest	$(2.19)	$(0.70)	$(0.87)	$(1.03)	$(1.10)	$(1.38)	$(2.08)
Weighted Average Membership Interests	1,000	2,000	2,000	2,000	1,000	1,000	500

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Operating Expenses
Storage	$3	$-	$3	$-	$7	$-	$4
Transportation	-	-	-	-	-	-	-
Insurance	52	126	47	209	118	205	243
Professional Fees	971	968	968	165	897	880	840
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,026	1,094	1,018	373	1,021	1,085	1,086
Operating Loss	(1,026)	(1,094)	(1,018)	(373)	(1,021)	(1,085)	(1,086)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	44,935	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,026)	(1,094)	(1,018)	44,562	(1,021)	(1,085)	(1,086)
Provision for Income Taxes	-	-	-	9,408	-	-	-
Net Income / (Loss)	$(1,026)	$(1,094)	$(1,018)	$35,154	$(1,021)	$(1,085)	$(1,086)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.03)	$(0.11)	$(2.04)	$17.58	$(2.04)	$(0.54)	$(1.09)
Weighted Average Membership Interests	1,000	10,000	500	2,000	500	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Operating Expenses
Storage	$5	$2	$-	$2	$2	$58	$-
Transportation	-	-	-	-	-	-	-
Insurance	3,648	27	144	316	294	1,854	218
Professional Fees	794	768	61	726	726	716	690
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	4,447	797	205	1,044	1,022	2,628	908
Operating Loss	(4,447)	(797)	(205)	(1,044)	(1,022)	(2,628)	(908)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	41,948	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(4,447)	(797)	41,743	(1,044)	(1,022)	(2,628)	(908)
Provision for Income Taxes	-	-	8,816	-	-	-	-
Net Income / (Loss)	$(4,447)	$(797)	$32,927	$(1,044)	$(1,022)	$(2,628)	$(908)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.48)	$(3.98)	$32.93	$(0.52)	$(0.51)	$(1.31)	$(0.91)
Weighted Average Membership Interests	3,000	200	1,000	2,000	2,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Operating Expenses
Storage	$-	$2	$2	$2	$2	$2	$3
Transportation	-	-	-	-	-	-	-
Insurance	392	110	47	151	21	249	178
Professional Fees	690	667	667	667	647	643	620
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,082	779	715	819	670	894	802
Operating Loss	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,082)	$(779)	$(715)	$(819)	$(670)	$(894)	$(802)

Basic and Diluted Income / (Loss) per Membership Interest	$(1.08)	$(0.78)	$(1.43)	$(0.82)	$(0.08)	$(0.89)	$(0.80)
Weighted Average Membership Interests	1,000	1,000	500	1,000	8,500	1,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Operating Expenses
Storage	$-	$2	$-	$-	$1	$2	$6
Transportation	-	-	-	-	-	-	-
Insurance	294	36	850	68	142	20	198
Professional Fees	620	581	578	297	574	558	519
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	914	619	1,428	366	717	580	724
Operating Loss	(914)	(619)	(1,428)	(366)	(717)	(580)	(724)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	3,800	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(914)	(619)	(1,428)	3,434	(717)	(580)	(724)
Provision for Income Taxes	-	-	-	771	-	-	-
Net Income / (Loss)	$(914)	$(619)	$(1,428)	$2,663	$(717)	$(580)	$(724)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.91)	$(0.31)	$(0.29)	$0.27	$(0.18)	$(0.05)	$(0.36)
Weighted Average Membership Interests	1,000	2,000	5,000	10,000	4,000	12,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Operating Expenses
Storage	$6	$2	$2	$-	$2	$2	$-
Transportation	-	-	-	-	-	-	-
Insurance	495	135	106	183	20	354	249
Professional Fees	519	506	506	503	484	484	452
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,021	643	614	686	506	840	701
Operating Loss	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,021)	$(643)	$(614)	$(686)	$(506)	$(840)	$(701)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.51)	$(0.64)	$(0.61)	$(0.34)	$(0.07)	$(0.84)	$(0.11)
Weighted Average Membership Interests	2,000	1,000	1,000	2,000	7,500	1,000	6,250

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Operating Expenses
Storage	$-	$-	$13	$6	$1	$2	$1
Transportation	-	-	-	-	-	-	-
Insurance	155	204	146	221	454	317	808
Professional Fees	452	452	426	426	423	397	353
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	606	656	585	653	877	716	1,162
Operating Loss	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(606)	$(656)	$(585)	$(653)	$(877)	$(716)	$(1,162)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.30)	$(0.33)	$(0.10)	$(0.65)	$(0.09)	$(0.36)	$(0.39)
Weighted Average Membership Interests	2,000	2,000	5,600	1,000	10,000	2,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Operating Expenses
Storage	$2	$2	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	171	19	28	120	173	113	42
Professional Fees	353	353	353	353	353	353	333
Marketing Expense	-	-	170	170	170	-	-
Total Operating Expenses	526	374	551	643	696	467	375
Operating Loss	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(526)	$(374)	$(551)	$(643)	$(696)	$(467)	$(375)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.18)	$(0.03)	$(0.55)	$(0.64)	$(0.70)	$(0.02)	$(0.05)
Weighted Average Membership Interests	3,000	11,500	1,000	1,000	1,000	23,000	8,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Operating Expenses
Storage	$112	$112	$2	$-	$-	$-	$4
Transportation	-	-	-	-	-	-	-
Insurance	952	434	392	169	1,020	42	245
Professional Fees	333	300	300	300	277	277	240
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	1,397	846	694	469	1,297	319	488
Operating Loss	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(1,397)	$(846)	$(694)	$(469)	$(1,297)	$(319)	$(488)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.70)	$(0.85)	$(0.17)	$(0.23)	$(0.12)	$(0.04)	$(0.06)
Weighted Average Membership Interests	2,000	1,000	4,000	2,000	11,250	8,000	8,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Operating Expenses
Storage	$-	$4	$-	$1	$1	$2	$1
Transportation	-	-	-	-	-	-	-
Insurance	73	156	144	16	21	748	47
Professional Fees	230	230	193	193	193	190	190
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	303	390	337	211	215	940	237
Operating Loss	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(303)	$(390)	$(337)	$(211)	$(215)	$(940)	$(237)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.05)	$(0.08)	$(0.04)	$(0.02)	$(0.05)	$(0.16)	$(0.12)
Weighted Average Membership Interests	5,750	5,000	9,000	12,000	4,200	6,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Operating Expenses
Storage	$2	$1	$-	$1	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	285	191	277	67	45	50	68
Professional Fees	173	150	150	150	143	127	127
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	460	342	427	217	189	177	194
Operating Loss	(460)	(342)	(427)	(217)	(189)	(177)	(194)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	35,000
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(460)	(342)	(427)	(217)	(189)	(177)	34,806
Provision for Income Taxes	-	-	-	-	-	-	7,359
Net Income / (Loss)	$(460)	$(342)	$(427)	$(217)	$(189)	$(177)	$27,446

Basic and Diluted Income / (Loss) per Membership Interest	$(0.23)	$(0.07)	$(0.03)	$(0.11)	$(0.09)	$(0.03)	$13.72
Weighted Average Membership Interests	2,000	5,200	13,800	2,000	2,000	5,100	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Operating Expenses
Storage	$1	$2	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	26	971	79	76	257	52	28
Professional Fees	127	120	103	103	81	81	81
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	154	1,092	182	179	338	133	109
Operating Loss	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(154)	$(1,092)	$(182)	$(179)	$(338)	$(133)	$(109)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.15)	$(0.11)	$(0.05)	$(0.02)	$(0.07)	$(0.05)	$(0.05)
Weighted Average Membership Interests	1,000	10,000	3,750	8,000	5,000	2,500	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Operating Expenses
Storage	$-	$-	$-	$-	$-	$-	$-
Transportation	-	-	-	-	-	-	-
Insurance	132	567	62	336	180	37	67
Professional Fees	81	81	58	58	58	58	58
Marketing Expense	-	-	-	-	-	-	-
Total Operating Expenses	212	648	120	394	239	95	125
Operating Loss	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	-
(Loss) on Impairment	-	-	-	-	-	-	-
Income / (Loss) Before Income Taxes	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Provision for Income Taxes	-	-	-	-	-	-	-
Net Income / (Loss)	$(212)	$(648)	$(120)	$(394)	$(239)	$(95)	$(125)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.04)	$(0.06)	$(0.02)	$(0.02)	$(0.05)	$(0.05)	$(0.02)
Weighted Average Membership Interests	5,000	10,000	5,000	18,000	5,000	2,000	5,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Operations

Year Ended December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Operating Expenses
Storage	$-	$-	$-	$-	$-	$-	$-	$18,426
Transportation	-	-	-	-	-	-	-	402
Insurance	260	36	17	207	70	32	72	53,368
Professional Fees	58	58	32	32	32	32	10	56,223
Marketing Expense	-	-	-	-	-	-	-	18,895
Total Operating Expenses	318	94	49	239	102	65	82	147,314
Operating Loss	(318)	(94)	(49)	(239)	(102)	(65)	(82)	(147,314)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-	-	-	500
Other Income / (Loss)
Gain / (Loss) on Sale	-	-	-	-	-	-	34,500	169,133
(Loss) on Impairment	-	-	-	-	-	-	-	(4,400)
Income / (Loss) Before Income Taxes	(318)	(94)	(49)	(239)	(102)	(65)	34,418	16,919
Provision for Income Taxes	-	-	-	-	-	-	7,278	36,637
Net Income / (Loss)	$(318)	$(94)	$(49)	$(239)	$(102)	$(65)	$27,140	$(19,718)

Basic and Diluted Income / (Loss) per Membership Interest	$(0.01)	$(0.05)	$(0.05)	$(0.01)	$(0.03)	$(0.01)	$3.50
Weighted Average Membership Interests	21,250	1,850	1,000	16,500	4,000	5,300	7,750

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Operating Expenses
Storage	$-	$1	$-	$-	$-
Transportation	-	-	13	13	-
Insurance	237	100	32	66	66
Professional Fees	220	200	180	154	130
Marketing Expense	150	-	-	-	-
Total Operating Expenses	607	301	225	233	196
Operating Loss	(607)	(301)	(225)	(233)	(196)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(607)	(301)	(225)	(233)	(196)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)

Basic and Diluted (Loss) per Membership Interest	$(0.61)	$(0.15)	$(0.11)	$(0.23)	$(0.07)
Weighted Average Membership Interests	1,000	2,000	2,000	1,000	3,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Operating Expenses
Storage	$-	$-	$1	$-	$-
Transportation	-	-	-	163	-
Insurance	12	10	104	56	34
Professional Fees	130	130	110	110	71
Marketing Expense	-	-	-	-	-
Total Operating Expenses	142	140	215	329	105
Operating Loss	(142)	(140)	(215)	(329)	(105)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	-
Income / (Loss) Before Income Taxes	(142)	(140)	(215)	(329)	(105)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)

Basic and Diluted (Loss) per Membership Interest	$(0.71)	$(0.70)	$(0.21)	$(0.16)	$(0.10)
Weighted Average Membership Interests	200	200	1,000	2,000	1,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statement of Operations
January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Operating Expenses
Storage	$1	$-	$-	$-	$1,881
Transportation	-	-	-	-	580
Insurance	11	949	83	52	2,607
Professional Fees	61	16	3	3	1,517
Marketing Expense	-	-	-	-	1,420
Total Operating Expenses	73	965	86	55	8,005
Operating Loss	(73)	(965)	(86)	(55)	(8,005)
Other Expenses
Interest Expense and Financing Fees	-	-	-	-	36
Income / (Loss) Before Income Taxes	(73)	(965)	(86)	(55)	(8,041)
Provision for Income Taxes	-	-	-	-	-
Income / (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)

Basic and Diluted (Loss) per Membership Interest	$(0.04)	$(0.10)	$(0.04)	$(0.03)
Weighted Average Membership Interests	2,000	10,000	2,000	2,000

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$126,600	$54,100	$17,100	$36,600	$70,740	$13,800	$12,000
Capital Contribution for Operating Expenses	219	203	180	153	131	131	131
Capital Contribution for loss at Offering close	-	-	-	-	510	-	-
Distribution to RSE Archive	-	-	-	(55)	(55)	(205)	(205)
Net Income / (Loss)	(607)	(301)	(225)	(233)	(196)	(142)	(140)
Balance December 31, 2019	$126,213	$54,002	$17,055	$36,466	$71,130	$13,583	$11,785
Distribution	-	-	-	-	-	-	-
Membership Contributions	-	-	-	-	-	-	-
Capital Contribution for Operating Expenses	3,937	2,358	1,581	1,979	2,624	1,466	1,422
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	(2,742)	(1,857)	(1,408)	(1,632)	(1,481)	(1,255)	(1,246)
Balance December 31, 2020	$127,408	$54,502	$17,229	$36,813	$72,272	$13,794	$11,961

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$56,750	$30,750	$19,250	$13,000	$505,328	$45,040	$29,100
Capital Contribution for Operating Expenses	111	110	71	62	16	5	4
Capital Contribution for loss at Offering close	-	-	-	-	-	10	-
Distribution to RSE Archive	-	-	(150)	(150)	-	-	-
Net Income / (Loss)	(215)	(329)	(105)	(73)	(965)	(87)	(55)
Balance December 31, 2019	$56,647	$30,531	$19,066	$12,839	$504,379	$44,968	$29,049
Distribution	-	-	-	-	-	-	(38,595)
Membership Contributions	-	-	-	-	-	-	-
Capital Contribution for Operating Expenses	2,408	2,009	1,592	1,444	3,515	1,273	3,811
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	(1,883)	(1,564)	(1,421)	(1,251)	(7,366)	(1,865)	5,735
Balance December 31, 2020	$57,172	$30,976	$19,237	$13,032	$500,528	$44,377	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Capital Contribution for Operating Expenses	2,743	1,111	1,036	1,014	993	992	1,406
Capital Contribution for loss at Offering close	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Net Income / (Loss)	(2,187)	(1,395)	(1,749)	(2,052)	(1,098)	(1,385)	(1,041)
Balance December 31, 2020	$74,306	$20,718	$50,490	$73,964	$20,898	$75,609	$24,415

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(157,328)	-	-	-
Membership Contributions	17,797	9,400	17,500	121,600	14,150	24,745	31,050
Capital Contribution for Operating Expenses	1,308	968	1,275	574	1,125	1,269	1,316
Capital Contribution for loss at Offering close	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Net Income / (Loss)	(1,026)	(1,094)	(1,018)	35,154	(1,021)	(1,085)	(1,086)
Balance December 31, 2020	$17,882	$9,924	$17,560	$-	$14,254	$24,984	$31,280

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	(71,649)	-	-	-	-
Membership Contributions	250,538	14,500	38,500	87,300	27,700	131,250	20,600
Capital Contribution for Operating Expenses	799	1,004	113	728	728	774	690
Capital Contribution for loss at Offering close	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Net Income / (Loss)	(4,447)	(797)	32,927	(1,044)	(1,022)	(2,628)	(908)
Balance December 31, 2020	$247,354	$14,557	$(109)	$86,984	$27,406	$129,349	$20,382

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Capital Contribution for Operating Expenses	690	669	669	669	649	646	623
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Net Income / (Loss)	(1,082)	(779)	(715)	(819)	(670)	(894)	(802)
Balance December 31, 2020	$36,208	$28,053	$11,767	$37,413	$7,279	$68,786	$25,522

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	(12,300)	-	-	-
Membership Contributions	25,700	16,750	118,600	9,398	64,700	10,400	32,600
Capital Contribution for Operating Expenses	620	583	578	366	575	560	526
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Net Income / (Loss)	(914)	(619)	(1,428)	2,663	(717)	(580)	(724)
Balance December 31, 2020	$25,340	$16,648	$117,684	$61	$64,492	$10,249	$32,322

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Capital Contribution for Operating Expenses	526	509	509	503	486	486	452
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Net Income / (Loss)	(1,021)	(643)	(614)	(686)	(506)	(840)	(701)
Balance December 31, 2020	$80,025	$59,265	$35,494	$29,838	$6,800	$105,146	$44,211

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	25,600	33,600	27,220	39,600	98,150	100,600	140,600
Capital Contribution for Operating Expenses	452	452	439	432	423	399	354
Capital Contribution for loss at Offering close	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Net Income / (Loss)	(606)	(656)	(585)	(653)	(877)	(716)	(1,162)
Balance December 31, 2020	$25,365	$33,316	$28,204	$39,239	$97,696	$100,217	$139,653

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Capital Contribution for Operating Expenses	355	355	353	353	353	353	333
Capital Contribution for loss at Offering close	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Net Income / (Loss)	(526)	(374)	(551)	(643)	(696)	(467)	(375)
Balance December 31, 2020	$120,289	$9,801	$7,844	$32,254	$46,237	$20,347	$8,358

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Capital Contribution for Operating Expenses	445	412	302	300	277	277	244
Capital Contribution for loss at Offering close	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Net Income / (Loss)	(1,397)	(846)	(694)	(469)	(1,297)	(319)	(488)
Balance December 31, 2020	$114,608	$50,340	$185,228	$37,431	$224,380	$8,358	$189,155

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Capital Contribution for Operating Expenses	230	234	193	195	194	192	191
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Net Income / (Loss)	(303)	(390)	(337)	(211)	(215)	(940)	(237)
Balance December 31, 2020	$21,327	$35,244	$38,522	$9,804	$18,379	$131,712	$23,774

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	(53,036)
Membership Contributions	60,602	120,600	62,100	29,200	18,254	22,621	25,629
Capital Contribution for Operating Expenses	175	151	150	151	143	127	195
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Net Income / (Loss)	(460)	(342)	(427)	(217)	(189)	(177)	27,446
Balance December 31, 2020	$60,115	$120,269	$61,823	$29,068	$17,980	$22,227	$5

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Capital Contribution for Operating Expenses	127	122	103	104	81	81	81
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Net Income / (Loss)	(154)	(1,092)	(182)	(179)	(338)	(133)	(109)
Balance December 31, 2020	$8,874	$253,786	$35,444	$26,324	$190,143	$23,548	$23,472

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-
Distribution	-	-	-	-	-	-	-
Membership Contributions	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Capital Contribution for Operating Expenses	81	81	58	58	58	58	58
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Net Income / (Loss)	(212)	(648)	(120)	(394)	(239)	(95)	(125)
Balance December 31, 2020	$44,268	$240,033	$23,138	$150,084	$90,367	$31,463	$30,009

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Members’ Equity / (Deficit)
Year Ended December 31, 2020 and January 3, 2019 (inception) through December 31, 2019

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Members' Equity / (Deficit)
Balance January 3, 2019
Membership Contributions	$-	$-	$-	$-	$-	$-	$-	$1,030,158
Capital Contribution for Operating Expenses	-	-	-	-	-	-	-	7,644
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	520
Distribution to RSE Archive	-	-	-	-	-	-	-	-
Net Income / (Loss)	-	-	-	-	-	-	-	(8,042)
Balance December 31, 2019	$-	$-	$-	$-	$-	$-	$-	$1,030,281
Distribution	-	-	-	-	-	-	(82,027)	(414,935)
Membership Contributions	150,600	16,464	11,200	147,447	24,629	23,847	55,047	5,752,248
Capital Contribution for Operating Expenses	58	58	32	32	32	32	82	130,648
Capital Contribution for loss at Offering close	-	-	-	-	-	-	-	9,314
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Net Income / (Loss)	(318)	(94)	(49)	(239)	(102)	(65)	27,140	(19,718)
Balance December 31, 2020	$150,160	$16,084	$11,044	$146,998	$24,330	$23,573	$-	$6,487,838

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER	Series #TWOCITIES	Series #FROST
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,742)	$(1,857)	$(1,408)	$(1,632)	$(1,481)	$(1,255)	$(1,246)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	3,937	2,358	1,581	1,979	2,624	1,466	1,422
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(958)	(402)	(129)	(268)	(1,077)	(199)	(166)
Prepaid Storage	-	2	-	-	1	1	1
Insurance Payable	(237)	(100)	(32)	(66)	(66)	(12)	(10)
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	-	-	-	-	-	-	-
Accounts Payable	-	-	(13)	(13)	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	-	-	-	-	-	-	-
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	-	-	-	-	-	-	-

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	-	-	-	-	-	-	-

Net change in cash	-	-	-	-	-	-	-
Cash beginning of year	1,450	1,600	300	1,545	1,095	1,495	1,695
Cash end of year	$1,450	$1,600	$300	$1,545	$1,095	$1,495	$1,695

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #BIRKINBLU	Series #SMURF	Series #70RLEX	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,883)	$(1,564)	$(1,421)	$(1,251)	$(7,366)	$(1,865)	$5,735
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,408	2,009	1,592	1,444	3,515	1,273	261
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(8,950)
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(422)	(226)	(137)	(182)	-	-	-
Prepaid Storage	1	-	-	1	-	2	1
Insurance Payable	(104)	(56)	(34)	(11)	3,851	543	(52)
Income Taxes Payable	-	-	-	-	-	-	3,005
Due to the Manager or its Affiliates			28	-	-	65
Accounts Payable	-	(13)	-	-	-	-	3,550
Net cash (used in) / provided by operating activities	-	150	28	-	-	18	3,550

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	-	-	(28)	-	-	(65)	-
Proceeds from Sale of Asset	-	-	-	-	-	-	36,450
Cash provided by / (used in) investing activities	-	-	(28)	-	-	(65)	36,450

Cash flow from financing activities:
Proceeds from sale of membership interests	-	-	-	-	-	-	-
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	3,550
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	-	-	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(38,595)
Cash provided by / (used in) financing activities	-	-	-	-	-	-	(35,045)

Net change in cash	-	150	-	-	-	(47)	4,955
Cash beginning of year	1,250	1,100	1,200	1,750	5,300	1,050	1,600
Cash end of year	$1,250	$1,250	$1,200	$1,750	$5,300	$1,003	$6,555

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #APROAK	Series #88JORDAN	Series #BIRKINBOR	Series #33RUTH	Series #SPIDER1	Series #BATMAN3	Series #ULYSSES
Cash Flows from Operating Activities:
Net (Loss) / Income	$(2,187)	$(1,395)	$(1,749)	$(2,052)	$(1,098)	$(1,385)	$(1,041)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	2,743	1,111	1,036	1,014	993	992	1,406
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(556)	-	-	-	-	-	(365)
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	-	285	713	1,039	105	393	-
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(72,500)	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)	(22,100)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(72,500)	(20,000)	(50,000)	(74,000)	(20,000)	(75,000)	(22,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	73,688	21,050	51,250	75,050	21,050	76,050	24,050
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	63	-	-	-	-	-	-
Distribution to RSE Archive	-	(47)	(47)	(47)	(47)	(47)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	73,750	21,003	51,203	75,003	21,003	76,003	24,050

Net change in cash	1,250	1,003	1,203	1,003	1,003	1,003	1,950
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$1,250	$1,003	$1,203	$1,003	$1,003	$1,003	$1,950

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #ROOSEVELT	Series #56MANTLE	Series #AGHOWL	Series #98JORDAN	Series #18ZION	Series #SNOOPY	Series #APOLLO11
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,026)	$(1,094)	$(1,018)	$35,154	$(1,021)	$(1,085)	$(1,086)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	1,308	968	1,275	574	1,125	1,269	1,316
(Gain) / Loss on sale of Asset	-	-	-	(44,935)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	(282)	-	(257)	-	(104)	(184)	(230)
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	-	126	-	-	-	-	-
Income Taxes Payable	-	-	-	9,408	-	-	-
Due to the Manager or its Affiliates					45	-
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	201	45	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(17,200)	(9,000)	(15,600)	(120,065)	(13,545)	(24,000)	(30,000)
Proceeds from Sale of Asset	-	-	-	165,000	-	-	-
Cash provided by / (used in) investing activities	(17,200)	(9,000)	(15,600)	44,935	(13,545)	(24,000)	(30,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	17,797	9,400	17,500	121,600	14,150	24,745	31,050
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	650	-	-	-	55	-
Distribution to RSE Archive	(197)	-	(197)	-	-	-	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	(157,328)	-	-	-
Cash provided by / (used in) financing activities	17,600	10,050	17,303	(35,728)	14,150	24,800	31,050

Net change in cash	400	1,050	1,703	9,408	650	800	1,050
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$1,050	$1,703	$9,408	$650	$800	$1,050

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #24RUTHBAT	Series #YOKO	Series #86JORDAN	Series #HULK1	Series #RUTHBALL1	Series #HIMALAYA	Series #38DIMAGGIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(4,447)	$(797)	$32,927	$(1,044)	$(1,022)	$(2,628)	$(908)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	799	1,004	113	728	728	774	690
(Gain) / Loss on sale of Asset	-	-	(41,948)	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	(207)	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	3,648	-	144	316	294	1,854	218
Income Taxes Payable	-	-	8,816	-	-	-	-
Due to the Manager or its Affiliates	6	-	-	6	6		6
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	6	-	52	6	6	-	6

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(250,006)	(12,600)	(38,052)	(87,006)	(27,006)	(130,000)	(20,006)
Proceeds from Sale of Asset	-	-	80,000	-	-	-	-
Cash provided by / (used in) investing activities	(250,006)	(12,600)	41,948	(87,006)	(27,006)	(130,000)	(20,006)

Cash flow from financing activities:
Proceeds from sale of membership interests	250,538	14,500	38,500	87,300	27,700	131,250	20,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	513	-	-	-	-	-	-
Distribution to RSE Archive	(47)	(150)	-	-	-	(47)	-
Distribution of Gain on sale of assets to Shareholders	-	-	(71,649)	-	-	-	-
Cash provided by / (used in) financing activities	251,003	14,350	(33,149)	87,300	27,700	131,203	20,600

Net change in cash	1,003	1,750	8,851	300	700	1,203	600
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$1,003	$1,750	$8,851	$300	$700	$1,203	$ 600

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #55CLEMENTE	Series #LOTR	Series #CATCHER	Series #BOND1	Series #SUPER21	Series #BATMAN1	Series #BIRKINTAN
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,082)	$(779)	$(715)	$(819)	$(670)	$(894)	$(802)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	690	669	669	669	649	646	623
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	392	110	47	151	21	249	178
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates	6				23	77	244
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	6	-	-	-	23	77	244

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)	(68,577)	(25,244)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(36,006)	(27,600)	(11,600)	(37,100)	(7,023)	(68,577)	(25,244)

Cash flow from financing activities:
Proceeds from sale of membership interests	36,600	28,200	11,850	37,600	7,300	69,100	25,700
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	-	(37)	(37)	(37)	-	(66)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	36,600	28,163	11,813	37,563	7,300	69,111	25,700

Net change in cash	600	563	213	463	300	534	700
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$600	$563	$213	$463	$300	$534	$700

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #GMTBLACK1	Series #61JFK	Series #POKEMON1	Series #50JACKIE	Series #LINCOLN	Series #STARWARS1	Series #68MAYS
Cash Flows from Operating Activities:
Net (Loss) / Income	$(914)	$(619)	$(1,428)	$2,663	$(717)	$(580)	$(724)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	620	583	578	366	575	560	526
(Gain) / Loss on sale of Asset	-	-	-	(3,800)	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	294	36	850	-	142	20	198
Income Taxes Payable	-	-	-	771	-	-	-
Due to the Manager or its Affiliates	30				925		83
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	30	-	-	-	925	-	83

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(25,030)	(16,350)	(118,000)	(9,200)	(64,925)	(10,000)	(32,083)
Proceeds from Sale of Asset	-	-	-	13,000	-	-	-
Cash provided by / (used in) investing activities	(25,030)	(16,350)	(118,000)	3,800	(64,925)	(10,000)	(32,083)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,700	16,750	118,600	9,398	64,700	10,400	32,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(66)	(66)	(66)	(66)	(131)	(80)
Distribution of Gain on sale of assets to Shareholders	-	-	-	(12,300)	-	-	-
Cash provided by / (used in) financing activities	25,634	16,684	118,534	(2,967)	64,634	10,269	32,520

Net change in cash	634	334	534	833	634	269	520
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$634	$334	$534	$833	$634	$269	$520

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #56TEDWILL	Series #TMNT1	Series #CAPTAIN3	Series #51MANTLE	Series #CHURCHILL	Series #SHKSPR4	Series #03KOBE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,021)	$(643)	$(614)	$(686)	$(506)	$(840)	$(701)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	526	509	509	503	486	486	452
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	495	135	106	183	20	354	249
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates			23	-
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	23	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(80,000)	(59,000)	(35,523)	(29,500)	(6,600)	(105,100)	(44,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(80,000)	(59,000)	(35,523)	(29,500)	(6,600)	(105,100)	(44,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	80,600	60,130	35,666	30,100	6,900	105,705	44,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(80)	(730)	(66)	(80)	(80)	(205)	(140)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	80,520	59,400	35,600	30,020	6,820	105,500	44,460

Net change in cash	520	400	100	520	220	400	460
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$520	$400	$100	$520	$220	$400	$460

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #03LEBRON	Series #03JORDAN	Series #39TEDWILL	Series #94JETER	Series #2020TOPPS	Series #FANFOUR1	Series #85MARIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(606)	$(656)	$(585)	$(653)	$(877)	$(716)	$(1,162)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	452	452	439	432	423	399	354
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	155	204	146	221	454	317	808
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(25,000)	(33,000)	(27,750)	(39,000)	(48,000)	(100,063)	(140,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(25,000)	(33,000)	(27,750)	(39,000)	(48,000)	(100,063)	(140,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	25,600	33,600	27,220	39,600	48,150	100,600	140,600
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	1,130	-	-	-	-
Distribution to RSE Archive	(80)	(80)	-	(140)	-	(66)	(140)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	25,520	33,520	28,350	39,460	48,150	100,534	140,460

Net change in cash	520	520	600	460	150	471	460
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$520	$520	$600	$460	$150	$471	$460
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	$50,000	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #TOS39	Series #DAREDEV1	Series #05LATOUR	Series #16SCREAG	Series #14DRC	Series #86RICE	Series #57MANTLE
Cash Flows from Operating Activities:
Net (Loss) / Income	$(526)	$(374)	$(551)	$(643)	$(696)	$(467)	$(375)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	355	355	353	353	353	353	333
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	171	19	28	120	173	113	42
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	(170)	(170)	(170)	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(120,000)	(9,500)	(7,442)	(31,944)	(45,980)	(20,000)	(8,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(120,000)	(9,500)	(7,442)	(31,944)	(45,980)	(20,000)	(8,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	120,600	9,900	8,042	32,544	46,580	20,600	7,420
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	1,182
Distribution to RSE Archive	(140)	(80)	-	-	-	(140)	(202)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	120,460	9,820	8,042	32,544	46,580	20,460	8,400

Net change in cash	460	320	430	430	430	460	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$460	$320	$430	$430	$430	$460	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #FAUBOURG	Series #SOBLACK	Series #GATSBY	Series #93DAYTONA	Series #09TROUT	Series #57STARR	Series #AF15
Cash Flows from Operating Activities:
Net (Loss) / Income	$(1,397)	$(846)	$(694)	$(469)	$(1,297)	$(319)	$(488)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	445	412	302	300	277	277	244
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	952	434	392	169	1,020	42	245
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(115,000)	(50,253)	(185,100)	(37,000)	(225,000)	(8,000)	(189,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(115,000)	(50,253)	(185,100)	(37,000)	(225,000)	(8,000)	(189,000)

Cash flow from financing activities:
Proceeds from sale of membership interests	115,700	50,853	185,700	37,600	221,063	7,420	189,602
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	4,540	1,182	-
Distribution to RSE Archive	(140)	(80)	(80)	-	(202)	(202)	(202)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	115,560	50,774	185,620	37,600	225,400	8,400	189,400

Net change in cash	560	520	520	600	400	400	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$560	$520	$520	$600	$400	$400	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #03KOBE2	Series #JOBSMAC	Series #16PETRUS	Series #ALICE	Series #SPIDER10	Series #62MANTLE	Series #BATMAN6
Cash Flows from Operating Activities:
Net (Loss) / Income	$(303)	$(390)	$(337)	$(211)	$(215)	$(940)	$(237)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	230	234	193	195	194	192	191
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	73	156	144	16	21	748	47
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(21,000)	(35,000)	(38,236)	(9,300)	(18,000)	(132,000)	(23,500)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(21,000)	(35,000)	(38,236)	(9,300)	(18,000)	(132,000)	(23,500)

Cash flow from financing activities:
Proceeds from sale of membership interests	21,629	35,832	38,836	9,900	18,602	132,600	23,900
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	(432)	(170)	(80)	(202)	(140)	(80)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	21,400	35,400	38,666	9,820	18,400	132,460	23,820

Net change in cash	400	400	430	520	400	460	320
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$400	$430	$520	$400	$460	$320

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #CLEMENTE2	Series #SUPER14	Series #79STELLA	Series #TKAM	Series #DIMAGGIO2	Series #13BEAUX	Series #88MARIO
Cash Flows from Operating Activities:
Net (Loss) / Income	$(460)	$(342)	$(427)	$(217)	$(189)	$(177)	$27,446
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	175	151	150	151	143	127	195
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(35,000)
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	285	191	277	67	45	50	-
Income Taxes Payable	-	-	-	-	-	-	7,359
Due to the Manager or its Affiliates			28		-	4,000
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	28	-	-	4,000	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(60,000)	(120,000)	(61,528)	(28,600)	(17,704)	(21,877)	(25,000)
Proceeds from Sale of Asset	-	-	-	-	-	-	60,000
Cash provided by / (used in) investing activities	(60,000)	(120,000)	(61,528)	(28,600)	(17,704)	(21,877)	35,000

Cash flow from financing activities:
Proceeds from sale of membership interests	60,602	120,600	62,100	29,200	18,254	22,621	25,629
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	53,036
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(202)	(140)	-	(66)	(229)	(344)	(229)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(53,036)
Cash provided by / (used in) financing activities	60,400	120,460	62,100	29,134	18,025	22,277	25,400

Net change in cash	400	460	600	534	321	4,400	60,400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$460	$600	$534	$321	$4,400	$60,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #ANMLFARM	Series #NASA1	Series #00BRADY	Series #85NES	Series #JUSTICE1	Series #69KAREEM	Series #59JFK
Cash Flows from Operating Activities:
Net (Loss) / Income	$(154)	$(1,092)	$(182)	$(179)	$(338)	$(133)	$(109)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	127	122	103	104	81	81	81
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	26	971	79	76	257	52	28
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(8,800)	(254,457)	(35,184)	(26,000)	(190,000)	(23,261)	(23,100)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(8,800)	(254,457)	(35,184)	(26,000)	(190,000)	(23,261)	(23,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	8,966	254,987	35,752	26,859	190,602	23,829	23,702
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(66)	(229)	(229)	(459)	(202)	(229)	(202)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	8,900	254,757	35,523	26,400	190,400	23,600	23,500

Net change in cash	100	300	339	400	400	339	400
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$100	$300	$339	$400	$400	$339	$400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #04LEBRON	Series #85JORDAN	Series #GOLDENEYE	Series #MOONSHOE	Series #03LEBRON2	Series #GRAPES	Series #34GEHRIG
Cash Flows from Operating Activities:
Net (Loss) / Income	$(212)	$(648)	$(120)	$(394)	$(239)	$(95)	$(125)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	81	81	58	58	58	58	58
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	-
Impairment loss on memorabilia	-	-	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-	-	-
Prepaid Storage	-	-	-	-	-	-	-
Insurance Payable	132	567	62	336	180	37	67
Income Taxes Payable	-	-	-	-	-	-	-
Due to the Manager or its Affiliates
Accounts Payable	-	-	-	-	-	-	-
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-
Investment in memorabilia	(44,000)	(240,000)	(22,874)	(150,000)	(90,227)	(31,100)	(29,737)
Proceeds from Sale of Asset	-	-	-	-	-	-	-
Cash provided by / (used in) investing activities	(44,000)	(240,000)	(22,874)	(150,000)	(90,227)	(31,100)	(29,737)

Cash flow from financing activities:
Proceeds from sale of membership interests	44,629	240,600	23,442	150,600	90,728	31,702	30,305
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-
Capital contribution from the Manager	-	-	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-
Distribution to RSE Archive	(229)	-	(242)	(180)	(180)	(202)	(229)
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	-
Cash provided by / (used in) financing activities	44,400	240,600	23,200	150,420	90,548	31,500	30,076

Net change in cash	400	600	326	420	320	400	339
Cash beginning of year	-	-	-	-	-	-	-
Cash end of year	$400	$600	$326	$420	$320	$400	$339

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

Year Ended December 31, 2020

	Series #98KANGA	Series #06BRM	Series #DUNE	Series #86FLEER	Series #WILDGUN	Series #58PELE2	Series #18LAMAR	Consolidated
Cash Flows from Operating Activities:
Net (Loss) / Income	$(318)	$(94)	$(49)	$(239)	$(102)	$(65)	$27,140	$(19,718)
Adjustments to reconcile net cash (used in)/provided by operating activities
Expenses Paid by Manager and Contributed to the Company / Series	58	58	32	32	32	32	82	122,698
(Gain) / Loss on sale of Asset	-	-	-	-	-	-	(34,500)	(169,133)
Impairment loss on memorabilia	-	-	-	-	-	-	-	4,400
Prepaid Insurance	-	-	-	-	-	-	-	(6,566)
Prepaid Storage	-	-	-	-	-	-	-	1,881
Insurance Payable	260	36	17	207	70	32	-	38,928
Income Taxes Payable	-	-	-	-	-	-	7,278	36,637
Due to the Manager or its Affiliates								5,600
Accounts Payable	-	-	-	-	-	-	-	5,689
Net cash (used in) / provided by operating activities	-	-	-	-	-	-	-	20,416

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-	-	-	(17,750)
Investment in memorabilia	(150,000)	(15,720)	(10,600)	(146,400)	(24,000)	(22,800)	(54,000)	(13,456,919)
Proceeds from Sale of Asset	-	-	-	-	-	-	88,500	442,950
Cash provided by / (used in) investing activities	(150,000)	(15,720)	(10,600)	(146,400)	(24,000)	(22,800)	34,500	(13,031,719)

Cash flow from financing activities:
Proceeds from sale of membership interests	150,600	16,464	11,200	147,447	24,629	23,847	55,047	5,752,248
Proceeds on borrowing from the Manager or its Affiliates, net of repayment	-	-	-	-	-	-	-	7,838,548
Capital contribution from the Manager	-	-	-	-	-	-	-	3,550
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-	-	-	9,314
Distribution to RSE Archive	(180)	(344)	(140)	(242)	(229)	(242)	(242)	-
Distribution of Gain on sale of assets to Shareholders	-	-	-	-	-	-	(82,027)	(414,935)
Cash provided by / (used in) financing activities	150,420	16,120	11,060	147,205	24,400	23,605	(27,222)	13,188,725

Net change in cash	420	400	460	805	400	805	7,278	177,422
Cash beginning of year	-	-	-	-	-	-	-	24,459
Cash end of year	$420	$400	$460	$805	$400	$805	$7,278	$201,881
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	-	-	-	-	-	-	$50,000
Forgiveness of amounts due to manager and Contributed to the Company/Series								$4,400

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #52MANTLE	Series #71MAYS	Series #RLEXPEPSI	Series #10COBB	Series #POTTER
Cash Flows from Operating Activities:
Net (Loss)	$(607)	$(301)	$(225)	$(233)	$(196)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	220	203	180	154	131
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	-	(2)	-	-	(1)
Due to the Manager for Insurance	237	100	32	66	66
Accounts Payable	-	-	13	13	-
Net cash used in operating activities	(150)	-	-	-	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)
Net cash used in investing activities	(125,000)	(47,250)	(16,800)	(35,000)	(70,100)

Cash flow from financing activities:
Proceeds from sale of membership interests	126,600	48,850	17,100	36,600	70,740
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	510
Distribution to RSE Archive	-	-	-	(55)	(55)
Net cash used in financing activities	126,600	48,850	17,100	36,545	71,195

Net change in cash	1,450	1,600	300	1,545	1,095
Cash beginning of period	-	-	-	-	-
Cash end of period	1,450	1,600	300	1,545	1,095
Supplemental Cash Flow Information:
Membership Interests issued to Asset Seller as consideration	-	$5,250	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #TWOCITIES	Series #FROST	Series #BIRKINBLU	Series #SMURF	Series #70RLEX
Cash Flows from Operating Activities:
Net (Loss)	$(142)	$(140)	$(215)	$(329)	$(105)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	131	131	112	110	71
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	(1)	(1)	-	-
Due to the Manager for Insurance	12	10	104	56	34
Accounts Payable	-	-	-	13	-
Net cash used in operating activities	-	-	-	(150)	-

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	-
Investment in memorabilia	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)
Net cash used in investing activities	(12,100)	(10,100)	(55,500)	(29,500)	(17,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,800	12,000	56,750	30,750	19,250
Due to the manager and other affiliates	-	-	-	-	-
Contribution related to Offering Closings and Asset Sales	-	-	-	-	-
Distribution to RSE Archive	(205)	(205)	-	-	(150)
Net cash used in financing activities	13,595	11,795	56,750	30,750	19,100

Net change in cash	1,495	1,695	1,250	1,100	1,200
Cash beginning of period	-	-	-	-	-
Cash end of period	1,495	1,695	1,250	1,100	1,200
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	-	-	-	-

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Consolidated Statements of Cash Flows

January 3, 2019 (inception) through December 31, 2019

	Series #EINSTEIN	Series #HONUS	Series #75ALI	Series #71ALI	Consolidated
Cash Flows from Operating Activities:
Net (Loss)	$(73)	$(965)	$(86)	$(55)	$(8,041)
Adjustments to Net cash used in operating activities
Expenses Paid by Manager and Contributed to the Company / Series	63	16	5	4	7,644
(Gain) / Loss on sale of Asset	-	-	-	-	-
Prepaid Insurance	-	-	-	-	-
Prepaid Storage	(1)	-	(2)	(1)	(1,881)
Due to the Manager for Insurance	11	949	83	52	2,607
Accounts Payable	-	-	-	-	130
Net cash used in operating activities	-	-	-	-	459

Cash flow from investing activities:
Deposits on memorabilia	-	-	-	-	(282,250)
Investment in memorabilia	(11,100)	(225,000)	(44,000)	(27,500)	(1,021,650)
Net cash used in investing activities	(11,100)	(225,000)	(44,000)	(27,500)	(1,303,900)

Cash flow from financing activities:
Proceeds from sale of membership interests	13,000	230,300	45,040	29,100	749,880
Due to the manager and other affiliates	-	-	-	-	577,500
Contribution related to Offering Closings and Asset Sales	-	-	10	-	520
Distribution to RSE Archive	(150)	-	-	-	-
Net cash used in financing activities	12,850	230,300	45,050	29,100	1,327,900

Net change in cash	1,750	5,300	1,050	1,600	24,459
Cash beginning of period	-	-	-	-	-
Cash end of period	1,750	5,300	1,050	1,600	24,459
Supplemental Cash Flow Information:
Membership Interest issued to Asset Seller as consideration	-	$275,028	-	-	$280,278

See accompanying notes, which are an integral part of these financial statements.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

RSE Archive, LLC (the “Company,” “RSE Archive,” “we,” “us,” or “our”) is a Delaware series limited liability company formed on January 3, 2019.  The Company’s core business is the identification and acquisition of collectible memorabilia (“Memorabilia Assets” or the “Asset Class”) and the management and marketing of a collection of Memorabilia Assets, as selected and acquired by the Company for the benefit of investors. RSE Archive Manager, LLC, a single member Delaware limited liability company formed on March 27, 2019 and owned by RSE Markets, Inc., is the manager of the Company (the “Manager”). RSE Markets, Inc. is a Delaware corporation formed on April 28, 2016 and serves as the asset manager for the collection of Memorabilia Assets owned by the Company and each series (the “Asset Manager”). The Company issues membership interests (the “Interests”) in a number of separate individual series (each, a “Series”) of the Company (each, an “Offering”). There will be a separate closing with respect to each Offering (each, a “Closing”). Each Series will own a unique Memorabilia Asset (an “Underlying Asset”) and the assets and liabilities of each Series will be separate in accordance with Delaware law. A purchaser of Interests (an “Investor”) in any Series acquires a proportional share of assets, liabilities, profits, and losses as they pertain to a particular Series, and the sole assets and liabilities of any given Series at the time of an Offering related to that particular Series is a single Underlying Asset (plus any cash reserves for future Operating Expenses (as described in Note B(5))) as well as certain liabilities related to expenses pre-paid by the Asset Manager. Any individuals, dealers or auction company which owns an Underlying Asset prior to a purchase of an Underlying Asset by the Company in advance of a potential Offering or the Closing of an Offering from which proceeds are used to acquire the Underlying Asset are referred to as “Asset Sellers.” “Current Period” refers to the time period between January 1, 2020 and December 31, 2020. “Prior Period” refers to the time period between January 3, 2019 (inception) and December 31, 2019. The Manager has assembled a network of advisors with experience in the Asset Class (an “Advisory Board”) to assist the Manager in identifying, acquiring and managing Underlying Assets, as well as other aspects of the Platform.

The Asset Manager is a technology and marketing company that operates the Rally Rd. platform (the “Platform") and manages the Company, through the Manager, and the assets owned by the Company in its roles as the Asset Manager of each Series. The Asset Manager is the owner of the Manager.

All voting rights, except as specified in the Operating Agreement or required by law, remain with the Manager (e.g., determining the type and quantity of general maintenance and other expenses required for the appropriate upkeep of each Underlying Asset, determining how to best commercialize the applicable Underlying Assets, evaluating potential sale offers and the liquidation of a Series). The Manager manages the ongoing operations of each Series in accordance with the operating agreement of the Company.

OPERATING AGREEMENT

General:

In accordance with the operating agreement each Investor in a Series grants a power of attorney to the Manager. The Manager has the right to appoint officers of the Company and each Series.

Operating Expenses:

After the Closing of an Offering, each Series is responsible for its own Operating Expenses (as described in Note B(5)). Prior to the Closing, Operating Expenses are borne by the Manager or the Asset Manager and not reimbursed by the economic members of a particular Series. Should post-Closing Operating Expenses exceed revenues or cash reserves, the Manager or the Asset Manager may (a) pay such Operating Expenses and not seek reimbursement, (b) loan the amount of the Operating Expenses to the Series and be entitled to reimbursement of such amount from future revenues generated by the Series (the “Operating Expenses Reimbursement Obligation(s)”), on which the Manager or the Asset Manager may impose a rate of interest, and/or (c) cause additional Interests to be issued in order to cover such additional amounts, which Interests may be issued to existing or new Investors, and may include the Manager or its affiliates or the Asset Manager.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

Fees:

Sourcing Fee: The Manager expects to receive a fee, as determined by the Manager, at the Closing of each successful Offering for its services of sourcing the Underlying Assets (the “Sourcing Fee”), which may be waived by the Manager in its sole discretion.

Brokerage Fee:  For all Series qualified up to the date of this filing the broker of record (the “BOR”) received a fee (the “Brokerage Fee”) of 1.0% of the cash from Offering for facilitating the sale of securities.

Custody Fee: In respect to current Offerings, the custodian of Interests (the “Custodian”), holding custody of the securities upon issuance, will receive a fee of 0.75% on Interests sold in an Offering (the “Custody Fee”).

Free Cash Flow Distributions:

At the discretion of the Manager, a Series may make distributions of Free Cash Flow (as described in Note F) to both the holders of economic Interests in the form of a dividend and the Manager in the form of a Management Fee (as described in Note F).

In the case that Free Cash Flow (as described in Note F)is available and such distributions are made, at the sole discretion of the Manager, the Investors will receive no less than 50% of Free Cash Flow and the Manager will receive up to 50% of Free Cash Flow in the form of a Management Fee (as described in Note F) for management of the applicable Underlying Asset. The Management Fee is accounted for as an expense to the relevant Series rather than a distribution from Free Cash Flow.

Other:

The Manager is responsible for covering its own expenses.

LIQUIDITY AND CAPITAL RESOURCES

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Neither the Company nor any of the Series has generated revenues or profits in the Current Period or Prior Period, except for certain Underlying Assets that were sold during the Current Period and Prior Period for gains (see Asset Disposition section in Note (A)).

On a total consolidated basis, the Company generated the following: Income / (Loss), Net Working Capital, and Accumulated Deficits. Additionally, each listed Series for which an Underlying Asset was owned as of the end of the Current Period and the end of the Prior Period has incurred net losses since their respective dates of acquisition and have an accumulated deficit at the end of the Current Period and at the end of the Prior Period.

Period	Income / (Loss)	Net Working Capital	Accumulated Deficit
2019	($8,041)	($553,897)	($8,041)
2020	($19,718)	($8,292,792)	($162,102)

All of the liabilities on the balance sheet as of the end of the Current Period are obligations to third-parties or the Manager. All of these liabilities, other than ones for which the Manager does not seek reimbursement, will be covered through the proceeds of future Offerings for the various Series of Interests. If the Company does not continue to obtain financing from the Manager, it will be unable to repay these obligations as they come due, including the obligations of each listed Series.  These factors raise substantial doubt about the Company’s and each listed Series’ ability to continue as a going concern for the twelve months following the date of this filing.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time. Each Series will continue to incur Operating Expenses (as described in Note B(5)) including, but not limited to storage, insurance, transportation and maintenance expenses, on an ongoing basis.

At the end of the Current Period and end of the Prior Period, the Company and the Series for which Closings had occurred, had the following cash balances:

Cash Balance
Applicable Series	12/31/2020	12/31/2019
#52MANTLE	$1,450	$1,450
#71MAYS	1,600	1,600
#RLEXPEPSI	300	300
#10COBB	1,545	1,545
#POTTER	1,095	1,095
#TWOCITIES	1,495	1,495
#FROST	1,695	1,695
#BIRKINBLU	1,250	1,250
#SMURF	1,250	1,100
#70RLEX	1,200	1,200
#EINSTEIN	1,750	1,750
#HONUS	5,300	5,300
#75ALI	1,003	1,050
#71ALI	6,555	1,600
#APROAK	1,250	-
#88JORDAN	1,003	-
#BIRKINBOR	1,203	-
#33RUTH	1,003	-
#SPIDER1	1,003	-
#BATMAN3	1,003	-
#ULYSSES	1,950	-
#ROOSEVELT	400	-
#56MANTLE	1,050	-
#AGHOWL	1,703	-
#98JORDAN	9,408	-
#18ZION	650	-
#SNOOPY	800	-
#APOLLO11	1,050	-
#24RUTHBAT	1,003	-
#YOKO	1,750	-
#86JORDAN	8,851	-
#HULK1	300	-
#RUTHBALL1	700	-
#HIMALAYA	1,203	-
#38DIMAGGIO	600	-
#55CLEMENTE	600	-
#LOTR	563	-
#CATCHER	213	-
#BOND1	463	-
#SUPER21	300	-
#BATMAN1	534	-
#BIRKINTAN	700	-
#GMTBLACK1	634	-
#61JFK	334	-
#POKEMON1	534	-
#50JACKIE	833	-
#LINCOLN	634	-
#STARWARS1	269	-
#68MAYS	520	-
#56TEDWILL	520	-
#TMNT1	400	-
#CAPTAIN3	100	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)
Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
#51MANTLE	520	-
#CHURCHILL	220	-
#SHKSPR4	400	-
#03KOBE	460	-
#03LEBRON	520	-
#03JORDAN	520	-
#39TEDWILL	600	-
#94JETER	460	-
#2020TOPPS	150	-
#FANFOUR1	471	-
#85MARIO	460	-
#TOS39	460	-
#DAREDEV1	320	-
#05LATOUR	430	-
#16SCREAG	430	-
#14DRC	430	-
#86RICE	460	-
#57MANTLE	400	-
#FAUBOURG	560	-
#SOBLACK	520	-
#GATSBY	520	-
#93DAYTONA	600	-
#09TROUT	400	-
#57STARR	400	-
#AF15	400	-
#03KOBE2	400	-
#JOBSMAC	400	-
#16PETRUS	430	-
#ALICE	520	-
#SPIDER10	400	-
#62MANTLE	460	-
#BATMAN6	320	-
#CLEMENTE2	400	-
#SUPER14	460	-
#79STELLA	600	-
#TKAM	534	-
#DIMAGGIO2	321	-
#13BEAUX	4,400	-
#88MARIO	60,400	-
#ANMLFARM	100	-
#NASA1	300	-
#00BRADY	339	-
#85NES	400	-
#JUSTICE1	400	-
#69KAREEM	339	-
#59JFK	400	-
#04LEBRON	400	-
#85JORDAN	600	-
#GOLDENEYE	326	-
#MOONSHOE	420	-
#03LEBRON2	320	-
#GRAPES	400	-
#34GEHRIG	339	-
#98KANGA	420	-
#06BRM	400	-
#DUNE	460	-
#86FLEER	805	-
#WILDGUN	400	-
#58PELE2	805	-
#18LAMAR	7,278	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)
Cash Balance (continued)
Applicable Series	12/31/2020	12/31/2019
Total Series Cash Balance	$170,336	$22,430
RSE Archive	31,545	2,029
Total Cash Balance	$201,881	$24,459

The cash on the books of the Company is reserved for funding future pre-Closing Operating Expenses (as described in Note B(5)) or Acquisition Expenses (as described in Note B(6)) as the case may be. The cash on the books of each Series is reserved for funding of post-Closing Operating Expenses. During the Current Period, the Manager has paid for certain but not all Operating Expenses related to Series that have closed Offerings and has elected not to be reimbursed. These payments made by the Manager are accounted for as capital contributions and are further described in Note B(5).

From inception, the Company and the Series have financed their business activities through capital contributions from the Manager or its affiliates to the individual Series. Until such time as the Series have the capacity to generate cash flows from operations, the Manager may cover any deficits through additional capital contributions or the issuance of additional Interests in any individual Series. In addition, parts of the proceeds of future Offerings may be used to create reserves for future Operating Expenses (as described in Note B(5)) for individual Series, as has been the case for the majority of the Series for which Closings have occurred, listed in the table above, at the sole discretion of the Manager. If the Manager does not continue to fund future Operating Expenses of the Company and the Series, the Company’s ability to continue future operations may be limited. There is no assurance that financing from the Manager will remain available or that the Manager will provide the Company or any Series with sufficient capital to meet its objectives.

INITIAL OFFERINGS

All Series, for which a closing had occurred as of the date of the financial statements, had commenced operations, were capitalized and had assets. Additionally, various Series have liabilities. The table outlined in Note B(7) outlines all Offerings for which a Closing has occurred during the Current Period and Prior Period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE A - DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS (CONTINUED)

ASSET DISPOSITIONS

During the Current Period and Prior Period, the Company received purchase offers for the Underlying Assets listed in the table below. Per the terms of the Company’s Operating Agreement, the Company, together with the Company’s Advisory Board has evaluated the offers and has determined that it is in the interest of the Investors to sell the Underlying Asset. In certain instances, the Company may decide to sell an Underlying Asset, that is on the books of the Company, but no Offering has occurred. Therefore, the Underlying Asset has not but not yet been transferred to the applicable Series. In these instances, the anticipated Offering for the Series related to such Underlying Asset is cancelled and no securities are sold.

Series	Underlying Asset	Date of Sale Agreement	Proceeds from Sale	Initial Purchase Price	Gain on Sale	Balance Sheet at time of Sale	Corporate Level Taxes on Gain on Sale	Sales Tax Remittance to the State of New York	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interests
#71ALI	1971 “Fight of the Century” Contract	02/07/2020	$36,450	$27,500	$8,950	$1,600 Cash	$3,005 (Net of $55 Net Loss Carryforward)	$3,550	$31,000 / $15.50	$38,595/ $19.29
#98JORDAN	1998 Michael Jordan Jersey	05/11/2020	$165,000	$120,000	$44,935 (Net of $65 in Capitalized Acquisition Expenses)	$1,600 Cash	$9,408		$128,000 / $64.00	$157,328 / $78.65
#86JORDAN	1986 Fleer #57 Michael Jordan Card	06/01/2020	$80,000	$38,000	$41,948 (Net of $52 of Capitalized Acquisition Expenses)	$500 Cash $144 Insurance Payable	$8,816		$40,000 / $40.00	$71,649 / $71.64
#50JACKIE	1950 Bowman #22 Jackie Robinson Card	10/07/2020	$13,000	$9,200	$3,800	$133 Cash	$771		$10,000 / $1.00	$12,300 / $1.23
#88MARIO	1988 NES Super Mario Bros. 2 Wata 9.8 A+ Video Game	12/29/2020	$60,000	$25,000	$35,000	$400 Cash	$7,359		$30,000 / $15.00	$53,036 / $26.51
#18LAMAR	2018 National Treasures Red Lamar Jackson Rookie Card graded BGS NM-MT+ 8.5	12/29/2020	$88,500	$54,000	$34,500	$805 Cash	$7,278		$62,000 / $8.00	$82,027 / $10.58

Upon disposition, the Series will be dissolved upon payment of their current corporate tax liabilities and any sales tax remittance.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

All Offerings that had closed as of the date of the financial statements were issued under Tier 2 of Regulation A+ and qualified under the Company’s Offering Circular (as amended). Separate financial statements are presented for each such Series.

2.Use of Estimates:

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near-term due to one or more future confirming events.  Accordingly, the actual results could differ significantly from our estimates.

3.Cash and Cash Equivalents:

The Company considers all short-term investments with an original maturity of three months or less when purchased, or otherwise acquired, to be cash equivalents.

4.Offering Expenses:

Offering expenses (the “Offering Expenses”) related to the Offering for a specific Series consist of underwriting, legal, accounting, escrow, compliance, filing and other expenses incurred through the balance sheet date that are directly related to a proposed Offering and will generally be charged to members' equity upon the completion of the proposed Offering. Expenses that are incurred prior to the Closing of an Offering for such Series, that are funded by the Manager and will generally be reimbursed through the proceeds of the Offering related to the Series. However, the Manager has agreed to pay and not be reimbursed for Offering Expenses incurred with respect to the Offerings for all Series that have had a Closing as of the date of the financial statements and potentially other future Offerings.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

5.Operating Expenses:

Operating Expenses (as described below) related to a particular Underlying Asset include storage, insurance, transportation (other than the initial transportation from the Underlying Asset’s location to the Manager’s storage facility prior to the Offering, which is treated as an Acquisition Expense (as described in Note B(6)), maintenance, professional fees such as annual audit and legal expenses and other Underlying Asset specific expenses as detailed in the Manager’s allocation policy, together the Operating Expenses.  We distinguish between pre-Closing and post-Closing Operating Expenses. Operating Expenses are expensed as incurred.

Except as disclosed with respect to any future Offering, expenses of this nature that are incurred prior to the Closing of an Offering of Series of Interests, are funded by the Manager and are not reimbursed by the Company, the Series or economic members. Expenses in this case are treated as capital contributions from the Manager to the Company and are summarized in the table below:

Period	Pre-Closing Operating Expense Capital Contributions	Post-Closing Operating Expense Capital Contributions
2019	$6,117	$1,527
2020	$53,717	$76,931

During the Current Period and Prior Period, the Company incurred pre-Closing Operating Expenses and the following Series had closed Offerings and incurred post-Closing Operating Expenses per the table as follows:

Operating Expenses
Applicable Series	2020	2019
#52MANTLE	$2,742	$607
#71MAYS	1,857	301
#RLEXPEPSI	1,408	225
#10COBB	1,632	233
#POTTER	1,481	196
#TWOCITIES	1,255	142
#FROST	1,246	140
#BIRKINBLU	1,883	215
#SMURF	1,564	329
#70RLEX	1,421	105
#EINSTEIN	1,251	73
#HONUS	7,366	965
#75ALI	1,865	87
#71ALI	209	55
#APROAK	2,187	-
#88JORDAN	1,395	-
#BIRKINBOR	1,749	-
#33RUTH	2,052	-
#SPIDER1	1,098	-
#BATMAN3	1,385	-
#ULYSSES	1,041	-
#ROOSEVELT	1,026	-
#56MANTLE	1,094	-
#AGHOWL	1,018	-
#98JORDAN	374	-
#18ZION	1,021	-
#SNOOPY	1,085	-
#APOLLO11	1,086	-
#24RUTHBAT	4,447	-
#YOKO	797	-
#86JORDAN	205	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Operating Expenses (continued)
Applicable Series	2020	2019
#HULK1	1,044	-
#RUTHBALL1	1,022	-
#HIMALAYA	2,628	-
#38DIMAGGIO	908	-
#55CLEMENTE	1,082	-
#LOTR	779	-
#CATCHER	715	-
#BOND1	819	-
#SUPER21	670	-
#BATMAN1	894	-
#BIRKINTAN	802	-
#GMTBLACK1	914	-
#61JFK	619	-
#POKEMON1	1,428	-
#50JACKIE	366	-
#LINCOLN	717	-
#STARWARS1	580	-
#68MAYS	724	-
#56TEDWILL	1,021	-
#TMNT1	643	-
#CAPTAIN3	614	-
#51MANTLE	686	-
#CHURCHILL	506	-
#SHKSPR4	840	-
#03KOBE	701	-
#03LEBRON	606	-
#03JORDAN	656	-
#39TEDWILL	585	-
#94JETER	653	-
#2020TOPPS	877	-
#FANFOUR1	716	-
#85MARIO	1,162	-
#TOS39	526	-
#DAREDEV1	374	-
#05LATOUR	551	-
#16SCREAG	643	-
#14DRC	696	-
#86RICE	467	-
#57MANTLE	375	-
#FAUBOURG	1,397	-
#SOBLACK	846	-
#GATSBY	694	-
#93DAYTONA	469	-
#09TROUT	1,297	-
#57STARR	319	-
#AF15	488	-
#03KOBE2	303	-
#JOBSMAC	390	-
#16PETRUS	337	-
#ALICE	211	-
#SPIDER10	215	-
#62MANTLE	940	-
#BATMAN6	237	-
#CLEMENTE2	460	-
#SUPER14	342	-
#79STELLA	427	-
#TKAM	217	-
#DIMAGGIO2	189	-
#13BEAUX	177	-
#88MARIO	195	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Operating Expenses (continued)
Applicable Series	2020	2019
#ANMLFARM	154	-
#NASA1	1,092	-
#00BRADY	182	-
#85NES	179	-
#JUSTICE1	338	-
#69KAREEM	133	-
#59JFK	109	-
#04LEBRON	212	-
#85JORDAN	648	-
#GOLDENEYE	120	-
#MOONSHOE	394	-
#03LEBRON2	239	-
#GRAPES	95	-
#34GEHRIG	125	-
#98KANGA	318	-
#06BRM	94	-
#DUNE	49	-
#86FLEER	239	-
#WILDGUN	102	-
#58PELE2	65	-
#18LAMAR	82	-
RSE Archive	51,349	4,333
Total Operating Expenses	$147,314	$8,005

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

6.Capital Assets:

Underlying Assets are recorded at cost. The cost of the Underlying Assets includes the purchase price, including any deposits for the Underlying Asset funded by the Manager and “Acquisition Expenses”, which include transportation of the Underlying Asset to the Manager’s storage facility, pre-purchase inspection, pre-Offering refurbishment, and other costs detailed in the Manager’s allocation policy.

The Company treats Underlying Assets as collectible and therefore the Company will not depreciate or amortize the Underlying Assets going forward. The Underlying Assets are considered long-lived assets and will be subject to an annual test for impairment. These long-lived assets are reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. The following Series recorded an impairment charge in the Current and Prior Periods:

	Series	Impairment loss on memorabilia
2019	-	-
2020	#AMZFNT15	$4,400

The Underlying Assets are initially purchased by the Company, either prior to launching an Offering or through the exercising of a purchase option simultaneous with the Closing of an Offering for a particular Series. At Closing of an Offering for a Series of Interests the Underlying Assets, including capitalized Acquisition Expenses, are then transferred to the Series. Underlying Assets are transferred at cost and the Company receives cash from the Series from the proceeds of the Offering. The Company uses the proceeds of the transfer to pay off any debt or amounts owed under purchase options and Acquisition Expenses. Acquisition Expenses related to a particular Series, that are incurred prior to the Closing of an Offering, are initially funded by the Manager but will be reimbursed with the proceeds from an Offering related to such Series, to the extent described in the applicable Offering document. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses are capitalized into the cost of the Underlying Asset as per the table below. Should a proposed Offering prove to be unsuccessful, the Company will not reimburse the Manager and these expenses will be accounted for as capital contributions, and the Acquisition Expenses will be expensed. The Series uses the remaining cash to repay any accrued interest on loans or marketing expenses related to the preparation of the marketing materials for a particular Offering, by distributing the applicable amount to the Company, accounted for as “Distribution to RSE Archive” on the balance sheet. Furthermore, the Series distributes the appropriate amounts for Brokerage Fee, the Custody Fee and, if applicable, the Sourcing Fee using cash from the Offering.

The Company, through non-interest-bearing payments from the Manager or loans from officers of the Manager and third-parties have acquired numerous Underlying Assets since inception on January 3, 2019. The following table presents all costs capitalized on the acquisition of Underlying Assets during the Current Period and Prior Period. Please note the following table excludes purchase price and capitalized acquisitions costs related to Underlying Assets sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
		Capitalized Costs
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#52MANTLE	(1)	$125,000	$-	$125,000
#71MAYS	(1)	52,500	-	52,500
#RLEXPEPSI	(1)	16,800	-	16,800
#10COBB	(1)	35,000	-	35,000
#POTTER	(1)	65,000	5,100	70,100
#TWOCITIES	(1)	12,000	100	12,100
#FROST	(1)	10,000	100	10,100
#BIRKINBLU	(1)	55,500	-	55,500
#SMURF	(1)	29,500	-	29,500
#70RLEX	(1)	17,900	28	17,928
#EINSTEIN	(1)	11,000	100	11,100
#HONUS	(1)	500,028	-	500,028
#75ALI	(1)	44,000	65	44,065
#APROAK	(1)	72,500	-	72,500
#88JORDAN	(1)	20,000	-	20,000
#BIRKINBOR	(1)	50,000	-	50,000
#33RUTH	(1)	74,000	-	74,000
#SPIDER1	(1)	20,000	-	20,000
#BATMAN3	(1)	75,000	-	75,000
#ULYSSES	(1)	22,000	100	22,100
#ROOSEVELT	(1)	17,000	200	17,200
#56MANTLE	(1)	9,000	-	9,000
#AGHOWL	(1)	15,500	100	15,600
#18ZION	(1)	13,500	45	13,545
#SNOOPY	(1)	24,000	-	24,000
#APOLLO11	(1)	30,000	-	30,000
#24RUTHBAT	(1)	250,000	6	250,006
#YOKO	(1)	12,500	100	12,600
#HULK1	(1)	87,000	6	87,006
#RUTHBALL1	(1)	27,000	6	27,006
#HIMALAYA	(1)	130,000	-	130,000
#38DIMAGGIO	(1)	20,000	6	20,006
#55CLEMENTE	(1)	36,000	6	36,006
#LOTR	(1)	27,500	100	27,600
#CATCHER	(1)	11,500	100	11,600
#BOND1	(1)	37,000	100	37,100
#SUPER21	(1)	7,000	23	7,023
#BATMAN1	(1)	68,500	77	68,577
#BIRKINTAN	(1)	25,000	244	25,244
#GMTBLACK1	(1)	25,000	30	25,030
#61JFK	(1)	16,250	100	16,350
#POKEMON1	(1)	118,000	-	118,000
#LINCOLN	(1)	64,000	925	64,925
#STARWARS1	(1)	10,000	-	10,000
#68MAYS	(1)	32,000	83	32,083
#56TEDWILL	(1)	80,000	-	80,000
#TMNT1	(1)	59,000	-	59,000
#CAPTAIN3	(1)	35,500	23	35,523
#51MANTLE	(1)	29,500	-	29,500
#CHURCHILL	(1)	6,500	100	6,600
#SHKSPR4	(1)	105,000	100	105,100
#03KOBE	(1)	44,000	-	44,000
#03LEBRON	(1)	25,000	-	25,000
#03JORDAN	(1)	33,000	-	33,000
#39TEDWILL	(1)	27,750	-	27,750
#94JETER	(1)	39,000	-	39,000

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#2020TOPPS	(1)	98,000	-	98,000
#FANFOUR1	(1)	100,000	63	100,063
#85MARIO	(1)	140,000	-	140,000
#TOS39	(1)	120,000	-	120,000
#DAREDEV1	(1)	9,500	-	9,500
#05LATOUR	(1)	7,442	-	7,442
#16SCREAG	(1)	31,944	-	31,944
#14DRC	(1)	45,980	-	45,980
#86RICE	(1)	20,000	-	20,000
#57MANTLE	(1)	8,000	-	8,000
#FAUBOURG	(1)	115,000	-	115,000
#SOBLACK	(1)	50,000	253	50,253
#GATSBY	(1)	185,000	100	185,100
#93DAYTONA	(1)	37,000	-	37,000
#09TROUT	(1)	225,000	-	225,000
#57STARR	(1)	8,000	-	8,000
#AF15	(1)	189,000	-	189,000
#03KOBE2	(1)	21,000	-	21,000
#JOBSMAC	(1)	35,000	-	35,000
#16PETRUS	(1)	38,236	-	38,236
#ALICE	(1)	9,200	100	9,300
#SPIDER10	(1)	18,000	-	18,000
#62MANTLE	(1)	132,000	-	132,000
#BATMAN6	(1)	23,500	-	23,500
#CLEMENTE2	(1)	60,000	-	60,000
#SUPER14	(1)	120,000	-	120,000
#79STELLA	(1)	61,500	28	61,528
#TKAM	(1)	28,500	100	28,600
#DIMAGGIO2	(1)	17,625	79	17,704
#13BEAUX	(1)	21,877	-	21,877
#ANMLFARM	(1)	8,700	100	8,800
#NASA1	(1)	250,000	4,457	254,457
#00BRADY	(1)	35,123	61	35,184
#85NES	(1)	26,000	-	26,000
#JUSTICE1	(1)	190,000	-	190,000
#69KAREEM	(1)	23,200	61	23,261
#59JFK	(1)	23,000	100	23,100
#04LEBRON	(1)	44,000	-	44,000
#85JORDAN	(1)	240,000	-	240,000
#GOLDENEYE	(1)	22,800	74	22,874
#MOONSHOE	(1)	150,000	-	150,000
#03LEBRON2	(1)	90,100	127	90,227
#GRAPES	(1)	31,000	100	31,100
#34GEHRIG	(1)	29,676	61	29,737
#98KANGA	(1)	150,000	-	150,000
#06BRM	(1)	15,720	-	15,720
#DUNE	(1)	10,500	100	10,600
#86FLEER	(1)	146,400	-	146,400
#WILDGUN	(1)	24,000	-	24,000
#58PELE2	(1)	22,800	-	22,800
#AVENGE57	(2)	17,000	-	17,000
#99TMB2	(2)	50,300	80	50,380
#AVENGERS1	(2)	250,000	-	250,000
#03TACHE	(2)	70,192	-	70,192
#13GIANNIS	(2)	19,600	127	19,727
#04MESSI	(2)	39,600	-	39,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#PUNCHOUT	(2)	80,000	27	80,027
#BULLSRING	(2)	249,600	-	249,600
#70AARON	(2)	16,122	80	16,202
#96CHARZRD	(2)	57,877	169	58,046
#ICECLIMB	(2)	70,000	-	70,000
#01TIGER	(2)	15,600	82	15,682
#JUNGLEBOX	(2)	30,100	30	30,130
#51HOWE	(2)	39,600	-	39,600
#96JORDAN2	(2)	47,880	768	48,648
#09COBB	(2)	27,600	81	27,681
#59FLASH	(2)	58,000	33	58,033
#THOR	(2)	195,000	-	195,000
#FOSSILBOX	(2)	18,000	45	18,045
#PICNIC	(2)	48,000	-	48,000
#98GTA	(2)	13,200	45	13,245
#POKEBLUE	(2)	20,000	27	20,027
#DOMINOS	(2)	8,468	132	8,600
#58PELE	(2)	288,000	-	288,000
#09CURRY	(2)	22,800	306	23,106
#09BEAUX	(2)	29,475	-	29,475
#84JORDAN	(2)	312,500	5,486	317,986
#KEROUAC	(2)	85,000	100	85,100
#96JORDAN	(2)	42,000	-	42,000
#FEDERAL	(2)	120,000	100	120,100
#62BOND	(2)	76,455	462	76,917
#71TOPPS	(2)	60,000	551	60,551
#DEATON	(2)	250,000	-	250,000
#98ZELDA	(2)	20,000	-	20,000
#WOLVERINE	(2)	42,000	33	42,033
#03JORDAN2	(2)	36,000	306	36,306
#91JORDAN	(2)	67,200	306	67,506
#VANHALEN	(2)	54,000	306	54,306
#48JACKIE	(2)	340,000	-	340,000
#79GRETZKY	(2)	720,000	551	720,551
#14KOBE	(2)	69,300	585	69,885
#FAUBOURG2	(2)	150,000	-	150,000
#17DUJAC	(2)	23,232	-	23,232
#03LEBRON3	(2)	204,000	551	204,551
#APEOD	(2)	28,000	-	28,000
#AMZFNT15	(2)	26,100	6	26,106
#NEWTON	(2)	255,000	-	255,000
#14CARR	(2)	16,600	15	16,615
#XMEN1	(2)	215,000	-	215,000
#TORNEK	(2)	153,000	-	153,000
#37HEISMAN	(2)	410,000	-	410,000
#11BELAIR	(2)	18,995	-	18,995
#00MOUTON	(2)	23,449	-	23,449
#09RBLEROY	(2)	96,285	-	96,285
#00NEWMAN	(2)	12,800	398	13,198
#13MUSIGNY	(2)	222,720	-	222,720
#16KOBE	(2)	631,200	6,250	637,450
#1776	(2)	300,000	-	300,000
#59BOND	(2)	68,221	463	68,684
#MOSASAUR	(2)	17,813	-	17,813
#92JORDAN	(2)	36,000	-	36,000
#66ORR	(2)	85,200	306	85,506

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Capitalized Costs (continued)
Applicable Series		Purchase Price / Down payment	Acquisition Costs	Total
#94JORDAN	(2)	73,200	306	73,506
#CONGRESS	(2)	45,000	-	45,000
#APPLE1	(2)	736,863	6,045	742,908
#BROSGRIMM	(2)	112,500	233	112,733
#OPEECHEE	(2)	252,000	551	252,551
#MARADONA	(2)	11,211	71.26	11,282
#ROCKETBOX	(2)	25,100	75	25,175
Total		$14,740,507	$40,124	$14,780,631

Underlying Assets owned at Dec 31, 2020 and previous period was as follow:
Underlying assets at December 31, 2019		$1,578,478	$5,700	$1,584,178
Underlying assets at December 31, 2020		$13,162,029	$34,424	$13,196,453
Grant Total		$14,740,507	$40,124	$14,780,631

(1)Offering for Series Interests closed at the end of the Current Period and Underlying Asset owned by applicable Series.

(2)At the end of  the Current Period owned by the Company and not by any Series. To be owned by the applicable Series as of the Closing of the applicable Offering.

7.Members’ Equity:

Members’ equity for the Company and any Series consists of Membership Contributions, Capital Contributions, Distributions and Retained Earnings/(Accumulated Deficit).

Membership Contributions are made to a Series from a successful Closing of an Offering and are calculated by taking the amount of membership Interests sold in an Offering, net of Brokerage Fee, Custody Fee and Sourcing Fee as shown in the table below. In the case of a particular Offering, the Brokerage Fee, the Custody Fee and Sourcing Fee (which may be waived by the Manager) related to the Offering are paid from the proceeds of the successfully closed Offering. These expenses will not be incurred by the Company, the applicable Series or the Manager, if an Offering does not close as of the end of the Current Period.

Capital Contributions are made by the Manager to cover Operating Expenses for which the Manager has elected not to be reimbursed. In addition, in the case of a Closing for which a deficiency of offering proceeds over the required cash outlays exists, the Manager will make an additional capital contribution to the Series to cover any such deficiencies, which is represented as a “Capital Contribution for loss at Offering close”.

Membership Contributions for each Offering that closed are as follow and excluding Series for which assets were sold:

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Membership Contribution and Uses at Closing as of the end of the Current Period
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distribution	Total
#52MANTLE	10/25/2019	$132,000	$1,320	$3,090	$990	$-	$126,600
#71MAYS	10/31/2019	57,000	570	1,830	500	-	54,100
#RLEXPEPSI	11/6/2019	17,800	178	22	500	-	17,100
#10COBB	11/14/2019	39,000	390	1,510	500	-	36,600
#POTTER	11/21/2019	72,000	720	-	540	-	70,740
#TWOCITIES	11/21/2019	14,500	145	55	500	-	13,800
#FROST	11/21/2019	13,500	135	865	500	-	12,000
#BIRKINBLU	11/27/2019	58,000	580	170	500	-	56,750
#SMURF	11/27/2019	34,500	345	2,905	500	-	30,750
#70RLEX	12/9/2019	20,000	200	50	500	-	19,250
#EINSTEIN	12/12/2019	14,500	145	855	500	-	13,000
#HONUS	12/26/2019	520,000	5,200	5,572	3,900	-	505,328
#75ALI	12/30/2019	46,000	460	-	500	-	45,040
#71ALI	12/30/2019	31,000	310	1,090	500	29,100	-
#APROAK	1/3/2020	75,000	750	-	563	-	73,688
#88JORDAN	1/29/2020	22,000	220	230	500	-	21,050
#BIRKINBOR	2/20/2020	52,500	525	225	500	-	51,250
#33RUTH	2/26/2020	77,000	770	603	578	-	75,050
#SPIDER1	3/4/2020	22,000	220	230	500	-	21,050
#BATMAN3	3/4/2020	78,000	780	585	585	-	76,050
#ULYSSES	3/10/2020	25,500	255	695	500	-	24,050
#ROOSEVELT	3/10/2020	19,500	195	1,008	500	-	17,797
#56MANTLE	3/11/2020	10,000	100	-	500	-	9,400
#AGHOWL	3/11/2020	19,000	190	810	500	-	17,500
#98JORDAN	3/22/2020	128,000	1,280	4,160	960	121,600	-
#18ZION	4/2/2020	15,000	150	200	500	-	14,150
#SNOOPY	4/7/2020	25,500	255	-	500	-	24,745
#APOLLO11	4/19/2020	32,000	320	130	500	-	31,050
#24RUTHBAT	5/3/2020	255,000	2,550	-	1,913	-	250,538
#YOKO	5/11/2020	16,000	160	840	500	-	14,500
#86JORDAN	5/13/2020	40,000	400	600	500	38,500	-
#HULK1	5/24/2020	89,000	890	143	668	-	87,300
#RUTHBALL1	5/24/2020	29,000	290	510	500	-	27,700
#HIMALAYA	5/27/2020	140,000	1,400	6,300	1,050	-	131,250
#38DIMAGGIO	6/4/2020	22,000	220	680	500	-	20,600
#55CLEMENTE	6/4/2020	38,000	380	520	500	-	36,600
#LOTR	6/11/2020	29,000	290	10	500	-	28,200
#CATCHER	6/11/2020	12,500	125	25	500	-	11,850
#BOND1	6/11/2020	39,000	390	510	500	-	37,600
#SUPER21	6/17/2020	8,500	85	615	500	-	7,300
#BATMAN1	6/18/2020	71,000	710	658	533	-	69,100

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Membership Contribution and Uses at Closing as of the end of the Current Period (continued)
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distribution	Total
#BIRKINTAN	6/25/2020	28,000	280	1,520	500	-	25,700
#GMTBLACK1	6/25/2020	28,000	280	1,520	500	-	25,700
#61JFK	7/7/2020	23,000	230	5,520	500	-	16,750
#POKEMON1	7/8/2020	125,000	1,250	4,213	938	-	118,600
#50JACKIE	7/8/2020	10,000	100	2	500	9,398	-
#LINCOLN	7/9/2020	80,000	800	13,900	600	-	64,700
#STARWARS1	7/14/2020	12,000	120	980	500	-	10,400
#68MAYS	7/26/2020	39,000	390	5,510	500	-	32,600
#56TEDWILL	7/26/2020	90,000	900	7,825	675	-	80,600
#TMNT1	7/30/2020	65,000	650	3,720	500	-	60,130
#CAPTAIN3	7/30/2020	37,000	370	464	500	-	35,666
#51MANTLE	7/31/2020	34,000	340	3,060	500	-	30,100
#CHURCHILL	8/6/2020	7,500	75	25	500	-	6,900
#SHKSPR4	8/6/2020	115,000	1,150	7,282	863	-	105,705
#03KOBE	8/16/2020	50,000	500	4,400	500	-	44,600
#03LEBRON	8/16/2020	34,000	340	7,560	500	-	25,600
#03JORDAN	8/16/2020	41,000	410	6,490	500	-	33,600
#39TEDWILL	8/24/2020	28,000	280	-	500	-	27,220
#94JETER	8/24/2020	45,000	450	4,450	500	-	39,600
#2020TOPPS	8/25/2020	100,000	1,000	100	750	-	98,150
#FANFOUR1	9/2/2020	105,000	1,050	2,563	788	-	100,600
#85MARIO	9/15/2020	150,000	1,500	6,775	1,125	-	140,600
#TOS39	9/15/2020	135,000	1,350	12,038	1,013	-	120,600
#DAREDEV1	9/15/2020	11,500	115	985	500	-	9,900
#05LATOUR	9/15/2020	9,800	98	1,161	500	-	8,042
#16SCREAG	9/15/2020	39,000	390	5,566	500	-	32,544
#14DRC	9/15/2020	54,000	540	6,380	500	-	46,580
#86RICE	9/15/2020	23,000	230	1,670	500	-	20,600
#57MANTLE	9/21/2020	8,000	80	-	500	-	7,420
#FAUBOURG	9/21/2020	150,000	1,500	31,675	1,125	-	115,700
#SOBLACK	10/1/2020	56,000	560	4,087	500	-	50,853
#GATSBY	10/1/2020	200,000	2,000	10,800	1,500	-	185,700
#93DAYTONA	10/1/2020	42,000	420	3,480	500	-	37,600
#09TROUT	10/8/2020	225,000	2,250	-	1,688	-	221,063
#57STARR	10/8/2020	8,000	80	-	500	-	7,420
#AF15	10/19/2020	200,000	2,000	6,898	1,500	-	189,602
#03KOBE2	10/22/2020	23,000	230	641	500	-	21,629
#JOBSMAC	10/22/2020	50,000	500	13,168	500	-	35,832
#16PETRUS	11/3/2020	45,000	450	5,214	500	-	38,836
#ALICE	11/3/2020	12,000	120	1,480	500	-	9,900
#SPIDER10	11/3/2020	21,000	210	1,688	500	-	18,602
#62MANTLE	11/4/2020	150,000	1,500	14,775	1,125	-	132,600

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Membership Contribution and Uses at Closing as of the Current Period (continued)
Applicable Series	Closing Date	Membership Interests	Brokerage Fee	Sourcing Fee	Custody Fee	Distribution	Total
#BATMAN6	11/4/2020	27,000	270	2,330	500	-	23,900
#CLEMENTE2	11/9/2020	70,000	700	8,173	525	-	60,602
#SUPER14	11/16/2020	130,000	1,300	7,125	975	-	120,600
#79STELLA	11/16/2020	69,000	690	5,693	518	-	62,100
#TKAM	11/16/2020	32,000	320	1,980	500	-	29,200
#DIMAGGIO2	11/18/2020	21,000	210	2,036	500	-	18,254
#13BEAUX	11/23/2020	25,500	255	2,124	500	-	22,621
#88MARIO	11/23/2020	30,000	300	3,571	500	25,629	-
#ANMLFARM	11/23/2020	10,000	100	434	500	-	8,966
#NASA1	11/25/2020	300,000	3,000	39,763	2,250	-	254,987
#00BRADY	11/30/2020	45,000	450	8,298	500	-	35,752
#85NES	11/30/2020	32,000	320	4,321	500	-	26,859
#JUSTICE1	12/7/2020	215,000	2,150	20,635	1,613	-	190,602
#69KAREEM	12/7/2020	27,500	275	2,896	500	-	23,829
#59JFK	12/7/2020	26,000	260	1,538	500	-	23,702
#04LEBRON	12/7/2020	50,000	500	4,371	500	-	44,629
#85JORDAN	12/7/2020	250,000	2,500	5,025	1,875	-	240,600
#GOLDENEYE	12/14/2020	25,000	250	808	500	-	23,442
#MOONSHOE	12/14/2020	180,000	1,800	26,250	1,350	-	150,600
#03LEBRON2	12/14/2020	100,000	1,000	7,523	750	-	90,728
#GRAPES	12/14/2020	39,000	390	6,408	500	-	31,702
#34GEHRIG	12/14/2020	35,000	350	3,845	500	-	30,305
#98KANGA	12/14/2020	170,000	1,700	16,425	1,275	-	150,600
#06BRM	12/14/2020	18,500	185	1,351	500	-	16,464
#DUNE	12/22/2020	13,250	133	1,418	500	-	11,200
#86FLEER	12/22/2020	165,000	1,650	14,666	1,238	-	147,447
#WILDGUN	12/22/2020	28,000	280	2,591	500	-	24,629
#58PELE2	12/22/2020	26,500	265	1,888	500	-	23,847
#18LAMAR	12/29/2020	62,000	620	5,833	500	55,047	-
Total		$7,390,850	$73,909	$457,203	$77,333	$279,274	$6,503,133

Note: represents Membership Contributions net of Brokerage Fee, Sourcing Fee and Custody Fee at closing of offering for respective Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

8.Income taxes:

Each existing Series has elected and qualified, and the Company intends that each future Series will elect and qualify, to be taxed as a corporation under the Internal Revenue Code of 1986.  Each separate Series intends to be accounted for as described in ASC Topic 740, "Income Taxes," which requires an asset and liability approach to financial accounting and reporting for income taxes.  Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The Company recognizes the tax benefit from an uncertain tax position only if it is more likely than not the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such positions are then measured based on the largest benefit that has a greater than 50% likelihood of being realized upon settlement. There were no uncertain tax positions as of the end of the Current Period.

The Company and the Manager of the Company intend to be taxed as a “partnership” or a “disregarded entity” for federal income tax purposes and will not make any election or take any action that could cause it to be separately treated as an association taxable as a corporation under Subchapter C of the Code.

9.Earnings (loss) / income per membership Interest:

Upon completion of an Offering, each Series intends to comply with the accounting and disclosure requirements of ASC Topic 260, "Earnings per Share." For each Series, earnings (loss) / income per membership interest (“EPMI”) will be computed by dividing net (loss) / income for a particular Series by the weighted average number of outstanding membership Interests in that particular Series during the period.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS

Series Members

The managing member of the Company is the Manager. The Company will admit additional members to each of its Series through the Offerings of membership Interests in each Series. By purchasing an Interest in a Series of Interests, the Investor is admitted as a member of the Series and will be bound by the Company's Operating Agreement. Under the Operating Agreement, each Investor grants a power of attorney to the Manager. The Operating Agreement provides the Manager with the ability to appoint officers and Advisory Board members.

Officer and Affiliate Loans

From time to time, individual officers and affiliates of the Manager may make loans to the Company to facilitate the purchase of Underlying Assets prior to the Closing of a Series’ Offering.  It is anticipated that each of the loans and related interest will be paid by the Company through proceeds of the Offering associated with a Series. Once the Series repays the Company and other parties, such as the Manager, the BOR and the Custodian and their respective affiliates, from the proceeds of a closed Offering, the Underlying Asset would then be transferred to the related Series and it is anticipated that no Series will bear the economic effects of any loan made to purchase another Underlying Asset.

From time to time the Asset Manager, affiliates of the Manager or third-parties may make non-interest-bearing payments or loans to the Company to acquire an Underlying Asset prior to the Closing of an Offering for the respective Series. In such cases, the respective Series would repay any such non-interest-bearing payments or loans plus accrued interest, as the case may be, used to acquire its respective Underlying Asset with proceeds generated from the Closing of the Offering for Interests of such Series. No Series will have any obligation to repay a loan incurred by the Company to purchase an Underlying Asset for another Series.

As of the end of the Current Period and Prior Period, amounts outstanding due to Manager and affiliates are shown as below:

Period	Due to the Manager and its Affiliates
2019	$577,500
2020	$8,417,248

During the Current Period and Prior Period, the Company entered into agreements with an Advisory Board member, which are outlined in the table below.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE C - RELATED PARTY TRANSACTIONS
Series	Agreement Type	Date of Agreement	Purchase Price	Percent Owned by Asset Seller on Close	Asset Seller
#52MANTLE	Purchase Option Agreement	4/26/2019	$125,000.00	0%	Goldin Auctions
#71MAYS	Purchase Option Agreement	4/26/2019	$52,500.00	10%	Goldin Auctions
#10COBB	Purchase Option Agreement	4/26/2019	$35,000.00	0%	Goldin Auctions
#71ALI	Purchase Option Agreement	4/26/2019	$27,500.00	0%	Goldin Auctions
#98JORDAN	Purchase Option Agreement	4/26/2019	$120,000.00	0%	Goldin Auctions
#75ALI	Purchase Agreement	10/16/2019	$44,000.00	0%	Goldin Auctions
#88JORDAN	Purchase Agreement	10/16/2019	$20,000.00	0%	Goldin Auctions
#18ZION	Upfront Purchase	10/16/2019	$13,500.00	0%	Goldin Auctions
#APOLLO11	Upfront Purchase	10/16/2019	$30,000.00	0%	Goldin Auctions
#HONUS	Purchase Option Agreement	11/11/2019	$500,028.00	53%	Goldin Auctions
#24RUTHBAT	Purchase Agreement	11/21/2019	$250,000.00	0%	Goldin Auctions
#33RUTH	Upfront Purchase	11/26/2019	$74,000.00	0%	Goldin Auctions
#56MANTLE	Upfront Purchase	11/26/2019	$9,000.00	0%	Goldin Auctions
#RUTHBALL1	Purchase Agreement	2/5/2020	$27,000.00	0%	Goldin Auctions
#HULK1	Purchase Agreement	2/5/2020	$87,000.00	0%	Goldin Auctions
#55CLEMENTE	Purchase Agreement	2/5/2020	$36,000.00	0%	Goldin Auctions
#38DIMAGGIO	Purchase Agreement	2/5/2020	$20,000.00	0%	Goldin Auctions
#BATMAN1	Purchase Agreement	2/5/2020	$68,500.00	0%	Goldin Auctions
1962 Amazing Fantasy #15 CGC VG+ 4.5	Purchase Agreement	2/5/2020	$30,500.00	0%	Goldin Auctions
#86JORDAN	Upfront Purchase	2/18/2020	$38,000.00	0%	Goldin Auctions
#POKEMON1	Upfront Purchase	3/2/2020	$118,000.00	0%	Goldin Auctions
#50JACKIE	Upfront Purchase	3/3/2020	$9,200.00	0%	Goldin Auctions
#56TEDWILL	Purchase Agreement	4/15/2020	$80,000.00	0%	Goldin Auctions
#68MAYS	Purchase Agreement	4/15/2020	$32,000.00	0%	Goldin Auctions
#51MANTLE	Purchase Agreement	4/15/2020	$29,500.00	0%	Goldin Auctions
#03LEBRON	Purchase Agreement	4/15/2020	$25,000.00	0%	Goldin Auctions
#03JORDAN	Purchase Agreement	4/15/2020	$33,000.00	0%	Goldin Auctions
#03KOBE	Purchase Agreement	6/25/2020	$44,000.00	0%	Goldin Auctions
#94JETER	Purchase Agreement	6/25/2020	$39,000.00	0%	Goldin Auctions
#86RICE	Purchase Agreement	6/25/2020	$20,000.00	0%	Goldin Auctions
#62MANTLE	Purchase Agreement	6/25/2020	$132,000.00	0%	Goldin Auctions
#39TEDWILL	Purchase Agreement	7/7/2020	$27,750.00	0%	Goldin Auctions
#57MANTLE	Purchase Agreement	7/7/2020	$8,000.00	0%	Goldin Auctions
#57STARR	Purchase Agreement	7/7/2020	$8,000.00	0%	Goldin Auctions
1937 Heisman Memorial Trophy Awarded to Yale University Halfback Clint Frank	Purchase Agreement	7/10/2020	$410,000.00	0%	Goldin Auctions
#CLEMENTE2	Purchase Agreement	7/23/2020	$60,000.00	0%	Goldin Auctions
#09TROUT	Purchase Agreement	7/30/2020	$225,000.00	0%	Goldin Auctions
#03KOBE2	Purchase Agreement	9/3/2020	$21,000.00	0%	Goldin Auctions
#04LEBRON	Purchase Agreement	9/18/2020	$44,000.00	0%	Goldin Auctions
#85JORDAN	Purchase Agreement	9/29/2020	$240,000.00	0%	Goldin Auctions
#86FLEER	Upfront Purchase	11/2/2020	$146,400.00	0%	Goldin Auctions
#58PELE2	Upfront Purchase	11/2/2020	$22,800.00	0%	Goldin Auctions
#18LAMAR	Upfront Purchase	11/2/2020	$54,000.00	0%	Goldin Auctions
#04MESSI	Upfront Purchase	11/2/2020	$39,600.00	0%	Goldin Auctions
#51HOWE	Upfront Purchase	11/2/2020	$39,600.00	0%	Goldin Auctions
#58PELE	Upfront Purchase	11/2/2020	$288,000.00	0%	Goldin Auctions
#09CURRY	Upfront Purchase	12/14/2020	$22,800.00	0%	Goldin Auctions
#03JORDAN2	Upfront Purchase	12/14/2020	$36,000.00	0%	Goldin Auctions
#91JORDAN	Upfront Purchase	12/14/2020	$67,200.00	0%	Goldin Auctions
#94JORDAN	Upfront Purchase	12/14/2020	$73,200.00	0%	Goldin Auctions
#VANHALEN	Upfront Purchase	12/14/2020	$54,000.00	0%	Goldin Auctions
#66ORR	Upfront Purchase	12/14/2020	$85,200.00	0%	Goldin Auctions
#48JACKIE	Purchase Agreement	12/16/2020	$340,000.00	0%	Goldin Auctions

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE D –DEBT

On April 30, 2019, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $1.5 million revolving line of credit (the “LoC”) with Silicon Valley Bank. The LoC allowed RSE Markets to draw up to 80% of the value of an Underlying Assets for any asset held on the books of the Company for less than 180 days. Interest on any amounts outstanding under the LoC accrued at a floating per annum rate equal to the greater of (i) 0.50% above the Prime Rate (defined as the rate published in the money rates section of The Wall Street Journal) and (ii) 6.0%. Interest expense was paid monthly by RSE Markets. The Company was also jointly and severably liable for any amounts outstanding under this LoC. On December 20, 2019, RSE Markets and the Company cancelled the LoC and RSE Markets repaid all outstanding amounts totaling $220,000 in outstanding principal under the LoC as well as accrued interest of $1,100.

Simultaneous with the cancellation of the LoC, RSE Markets and the Company, including an affiliate of RSE Markets, entered into a $2.25 million demand note (the “DN”) with Upper90 Fund, LP. The DN allowed RSE Markets to draw up to 100% of the value of the Underlying Assets for any asset held on the books of the Company. Interest on any amounts outstanding under the DN accrued at a fixed per annum rate of 15%. The Company was also jointly and severably liable for any amounts outstanding under this DN.

On November 24, 2020, RSE Markets and the Company replaced the DN with a $10.0 million credit facility (the “CF”) with Upper90 Capital Management, LP. While amounts borrowed under the CF can be used to make purchases of Memorabilia Assets to become Underlying Assets, neither Company nor any Series is a borrower under the CF, neither is responsible for repayment of any amounts outstanding, and both are no longer jointly and severably liable under the CF.

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY

Overview of Revenues

No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

Overview of Costs and Expenses

The Company distinguishes costs and expenses between those related to the purchase of a particular Underlying Asset and Operating Expenses related to the management of such an Underlying Asset.

Fees and expenses related to the purchase of an Underlying Asset include Offering Expenses, Acquisition Expenses, Brokerage Fee, Custody Fee and Sourcing Fee.

Within Operating Expenses, the Company distinguishes between Operating Expenses incurred prior to the Closing of an Offering and those incurred after the Closing of an Offering. Although these pre- and post- Closing Operating Expenses are similar in nature and consist of expenses such as storage, insurance, transportation, marketing and maintenance and professional fees such as ongoing bookkeeping, legal and accounting expenses associated with a Series, pre-Closing Operating Expenses are borne by the Manager and are not expected to be reimbursed by the Company or the economic members. Post-Closing Operating Expenses are the responsibility of each Series of Interest and may be financed through (i) revenues generated by the Series or cash reserves at the Series or (ii) contributions made by the Manager, for which the Manager does not seek reimbursement or (iii) loans by the Manager, for which the Manager may charge a rate of interest or (iv) issuance of additional Interest in a Series (at the discretion of the Manager).

Allocation Methodology

Allocation of revenues and expenses and costs will be made amongst the various Series in accordance with the Manager's allocation policy. The Manager's allocation policy requires items that are related to a specific Series to be charged to that specific Series. Items not related to a specific Series will be allocated pro rata based upon the value of the Underlying Assets or the number of Underlying Assets, as stated in the Manager’s allocation policy and as determined by the Manager. The Manager may amend its allocation policy at its sole discretion from time to time.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE E - REVENUE, EXPENSE AND COST ALLOCATION METHODOLOGY (CONTINUED)

Allocation Methodology or Description by Category

•Revenue: No revenue models have been developed at the Company or Series level and we do not expect either the Company or any of its Series to generate any revenues for some time.

•Offering Expenses: Offering Expenses, other than those related to the overall business of the Manager (as described in Note B(4)) are funded by the Manager and generally reimbursed through the Series proceeds upon the Closing of an Offering. Offering Expenses are charged to a specific Series.

•Acquisition Expenses: Acquisition Expenses (as described in Note B(6)), are typically funded by the Manager, and reimbursed from the Series proceeds upon the Closing of an Offering. Unless, to the extent that certain Acquisition Expenses are anticipated prior to the Closing, but incurred after the Closing of an Offering, for example transportation fees, in which case, additional cash from the proceeds of the Offering will be retained on the Series balance sheet to cover such future anticipated Acquisition Expenses after the Closing of the Offering. Acquisition Expenses incurred are specific to and are capitalized into the cost of the Underlying Asset on the balance sheet of the Company and subsequently transferred to the Series upon Closing of the Offering for the Series Interests.

•Sourcing Fee / Losses: The Sourcing Fee is paid to the Manager from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series. Losses incurred related to closed Offerings, due to shortfalls between proceeds from closed Offerings and costs incurred in relation to these Offerings are charged to the specific Series but are reimbursed by the Manager and accounted for as capital contributions to the Series (as described in Note B(6)).

•Brokerage Fee: The Brokerage Fee is paid to the BOR from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Custody Fee: The Custody Fee is paid to the Custodian from the Series proceeds upon the Closing of an Offering (as described in Note B(7)) and is charged to the specific Series.

•Operating Expenses: Operating Expenses (as described in Note B(5)), including storage, insurance, maintenance costs and other Series related Operating Expenses, are expensed as incurred:

oPre-Closing Operating Expenses are borne by the Manager and accounted for as capital contributions from the Manager to the Company and are not reimbursed.

oPost-Closing Operating Expenses are the responsibility of each individual Series.

oIf not directly charged to the Company or a Series, Operating Expenses are allocated as follows:

▪Insurance: based on the premium rate allocated by value of the Underlying Assets

▪Storage: based on the number of Underlying Assets in the storage

▪Professional Fees: flat monthly expense per Series, for Series that have not had a closing allocated to the Company

▪Transportation: based on the number of Underlying Assets transported

▪Marketing: based on the number of Underlying Assets marketed

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE F - FREE CASH FLOW DISTRIBUTIONS AND MANAGEMENT FEES

Any available Free Cash Flow (as described below) of a Series of Interests shall be applied in the following order of priority, at the discretion of the Manager:

i)Repayment of any amounts outstanding under Operating Expenses Reimbursement Obligations.

ii)Thereafter, reserves may be created to meet future Operating Expenses for a particular Series.

iii)Thereafter, at least 50% of Free Cash Flow (as described below, net of corporate income taxes applicable to such Series of Interests) may be distributed as dividends to Investors of a particular Series.

iv)The Manager may receive up to 50% of Free Cash Flow in the form of a Management Fee (the “Management Fee”), which is accounted for as an expense to the statement of operations of a particular Series.

“Free Cash Flow” is defined as net income (as determined under GAAP) generated by any Series of Interests plus any change in net working capital and depreciation and amortization (and any other non-cash Operating Expenses) and less any capital expenditures related to the relevant Series.

As of the end of the Current Period and Prior Period, no distributions of Free Cash Flow or Management fees were paid by the Company or in respect of any Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX

Each individual Series has elected to be treated as a corporation for tax purposes. The Company and the Manager have elected to be treated as partnerships.

No provision for income taxes for the Current Period and Prior Period have been recorded for any individual Series as all individual Series incurred net losses, except as disclosed below for the Series that were sold.  Each individual Series records a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets primarily resulting from net operating losses will not be realized.  The Company’s net deferred tax assets are fully offset by a valuation allowance (other than for the Series designated in the table below), and therefore, no tax benefit applicable to the loss for each individual Series for the Current Period and the Prior Period have been recognized. Losses incurred after January 1, 2019 do not expire for federal income tax purposes.

The Series designated in the table below have sold their primary operating asset during the Current Period. There were no sales during the Prior Period. As a result, the Company has recorded a provision for income taxes using an effective tax rate as shown below:

Provision for income taxes
	Current Period						Prior Period
Series	#71ALI	#98JORDAN	#86JORDAN	#50JACKIE	#88MARIO	#18LAMAR
Income before provision for income taxes	$8,741	$44,562	$41,743	$3,434	$34,806	$34,418	-
Reversal of valuation allowance, gross	(55)	-	-	-	-	-	-
Taxed at federal and statutory rates	35% (1)	21%	21%	21%	21%	21%	-
Provision for income taxes	$ 3,005	$ 9,408	$ 8,816	$ 771	$7,359	$7,278	$ -

(1)State tax rate is only included when an asset is sold in New York state.

Reconciliation of the benefit for income taxes from continuing operations recorded in the consolidated statements of operations with the amounts computed at the statutory federal tax rates is shown below. The Company has elected to be treated as a partnership; thus, for the Current Period and Prior Period the only tax effected components of deferred tax assets and deferred tax liabilities related to closed Series.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Tax Benefit at Statutory Rate
		12/31/2020			12/31/2019
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#52MANTLE	$(576)	$576	$-	$(127)	$127	$-
#71MAYS	(390)	390	-	(63)	63	-
#RLEXPEPSI	(296)	296	-	(47)	47	-
#10COBB	(343)	343	-	(49)	49	-
#POTTER	(311)	311	-	(41)	41	-
#TWOCITIES	(264)	264	-	(30)	30	-
#FROST	(262)	262	-	(29)	29	-
#BIRKINBLU	(395)	395	-	(45)	45	-
#SMURF	(328)	328	-	(69)	69	-
#70RLEX	(298)	298	-	(22)	22	-
#EINSTEIN	(263)	263	-	(15)	15	-
#HONUS	(1,547)	1,547	-	(203)	203	-
#75ALI	(392)	392	-	(18)	18	-
#71ALI	-	-	-	(12)	12	-
#APROAK	(459)	459	-
#88JORDAN	(293)	293	-
#BIRKINBOR	(367)	367	-
#33RUTH	(431)	431	-
#SPIDER1	(231)	231	-
#BATMAN3	(291)	291	-
#ULYSSES	(219)	219	-
#ROOSEVELT	(215)	215	-
#56MANTLE	(230)	230	-
#AGHOWL	(214)	214	-
#18ZION	(214)	214	-
#SNOOPY	(228)	228	-
#APOLLO11	(228)	228	-
#24RUTHBAT	(934)	934	-
#YOKO	(167)	167	-
#HULK1	(219)	219	-
#RUTHBALL1	(215)	215	-
#HIMALAYA	(552)	552	-
#38DIMAGGIO	(191)	191	-
#55CLEMENTE	(227)	227	-
#LOTR	(164)	164	-
#CATCHER	(150)	150	-
#BOND1	(172)	172	-
#SUPER21	(141)	141	-
#BATMAN1	(188)	188	-	-	-	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Tax Benefit at Statutory Rate (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#BIRKINTAN	(168)	168	-
#GMTBLACK1	(192)	192	-
#61JFK	(130)	130	-
#POKEMON1	(300)	300	-
#LINCOLN	(151)	151	-
#STARWARS1	(122)	122	-
#68MAYS	(152)	152	-
#56TEDWILL	(214)	214	-
#TMNT1	(135)	135	-
#CAPTAIN3	(129)	129	-
#51MANTLE	(144)	144	-
#CHURCHILL	(106)	106	-
#SHKSPR4	(176)	176	-
#03KOBE	(147)	147	-
#03LEBRON	(127)	127	-
#03JORDAN	(138)	138	-
#39TEDWILL	(123)	123	-
#94JETER	(137)	137	-
#2020TOPPS	(184)	184	-
#FANFOUR1	(150)	150	-
#85MARIO	(244)	244	-
#TOS39	(111)	111	-
#DAREDEV1	(79)	79	-
#05LATOUR	(116)	116	-
#16SCREAG	(135)	135	-
#14DRC	(146)	146	-
#86RICE	(98)	98	-
#57MANTLE	(79)	79	-
#FAUBOURG	(293)	293	-
#SOBLACK	(178)	178	-
#GATSBY	(146)	146	-
#93DAYTONA	(98)	98	-
#09TROUT	(272)	272	-
#57STARR	(67)	67	-
#AF15	(103)	103	-
#03KOBE2	(64)	64	-
#JOBSMAC	(82)	82	-
#16PETRUS	(71)	71	-
#ALICE	(44)	44	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Tax Benefit at Statutory Rate (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes	Federal Tax Benefit at Statutory Rate	Change in Valuation Allowance	Benefit for Income Taxes
#SPIDER10	(45)	45	-
#62MANTLE	(197)	197	-
#BATMAN6	(50)	50	-	-	-	-
#CLEMENTE2	(97)	97	-
#SUPER14	(72)	72	-
#79STELLA	(90)	90	-
#TKAM	(46)	46	-
#DIMAGGIO2	(40)	40	-
#13BEAUX	(37)	37	-
#ANMLFARM	(32)	32	-
#NASA1	(229)	229	-
#00BRADY	(38)	38	-
#85NES	(38)	38	-
#JUSTICE1	(71)	71	-
#69KAREEM	(28)	28	-
#59JFK	(23)	23	-
#04LEBRON	(45)	45	-
#85JORDAN	(136)	136	-
#GOLDENEYE	(25)	25	-
#MOONSHOE	(83)	83	-
#03LEBRON2	(50)	50	-
#GRAPES	(20)	20	-
#34GEHRIG	(26)	26	-
#98KANGA	(67)	67	-
#06BRM	(20)	20	-
#DUNE	(10)	10	-
#86FLEER	(50)	50	-
#WILDGUN	(21)	21	-
#58PELE2	(14)	14	-
Total	$(19,852)	$19,852	$-	$(771)	$771	$-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)

Tax effected components of deferred tax assets and deferred tax liabilities at the end of the Current Period and Prior Period, consisting of net operating losses, were as follows:

Federal Loss Carry-forward
		12/31/2020			12/31/2019
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#52MANTLE	$(703)	$703	$-	$(127)	$127	$-
#71MAYS	(453)	453	-	(63)	63	-
#RLEXPEPSI	(343)	343	-	(47)	47	-
#10COBB	(392)	392	-	(49)	49	-
#POTTER	(352)	352	-	(41)	41	-
#TWOCITIES	(293)	293	-	(30)	30	-
#FROST	(291)	291	-	(29)	29	-
#BIRKINBLU	(441)	441	-	(45)	45	-
#SMURF	(398)	398	-	(69)	69	-
#70RLEX	(320)	320	-	(22)	22	-
#EINSTEIN	(278)	278	-	(15)	15	-
#HONUS	(1,750)	1,750	-	(203)	203	-
#75ALI	(410)	410	-	(18)	18	-
#71ALI	-	-	-	(12)	12	-
#APROAK	(459)	459	-
#88JORDAN	(293)	293	-
#BIRKINBOR	(367)	367	-
#33RUTH	(431)	431	-
#SPIDER1	(231)	231	-
#BATMAN3	(291)	291	-
#ULYSSES	(219)	219	-
#ROOSEVELT	(215)	215	-
#56MANTLE	(230)	230	-
#AGHOWL	(214)	214	-
#18ZION	(214)	214	-
#SNOOPY	(228)	228	-
#APOLLO11	(228)	228	-
#24RUTHBAT	(934)	934	-
#YOKO	(167)	167	-
#HULK1	(219)	219	-
#RUTHBALL1	(215)	215	-
#HIMALAYA	(552)	552	-
#38DIMAGGIO	(191)	191	-
#55CLEMENTE	(227)	227	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Loss Carry-forward (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#LOTR	(164)	164	-
#CATCHER	(150)	150	-
#BOND1	(172)	172	-
#SUPER21	(141)	141	-
#BATMAN1	(188)	188	-	-	-	-
#BIRKINTAN	(168)	168	-
#GMTBLACK1	(192)	192	-
#61JFK	(130)	130	-
#POKEMON1	(300)	300	-
#LINCOLN	(151)	151	-
#STARWARS1	(122)	122	-
#68MAYS	(152)	152	-
#56TEDWILL	(214)	214	-
#TMNT1	(135)	135	-
#CAPTAIN3	(129)	129	-
#51MANTLE	(144)	144	-
#CHURCHILL	(106)	106	-
#SHKSPR4	(176)	176	-
#03KOBE	(147)	147	-
#03LEBRON	(127)	127	-
#03JORDAN	(138)	138	-
#39TEDWILL	(123)	123	-
#94JETER	(137)	137	-
#2020TOPPS	(184)	184	-
#FANFOUR1	(150)	150	-
#85MARIO	(244)	244	-
#TOS39	(111)	111	-
#DAREDEV1	(79)	79	-
#05LATOUR	(116)	116	-
#16SCREAG	(135)	135	-
#14DRC	(146)	146	-
#86RICE	(98)	98	-
#57MANTLE	(79)	79	-
#FAUBOURG	(293)	293	-
#SOBLACK	(178)	178	-
#GATSBY	(146)	146	-
#93DAYTONA	(98)	98	-
#09TROUT	(272)	272	-

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE G - INCOME TAX (CONTINUED)
Federal Loss Carry-forward (continued)
		12/31/2020			12/31/2019
Applicable Series	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset	Federal Loss Carry-forward	Valuation Allowance	Net Deferred Tax Asset
#57STARR	(67)	67	-
#AF15	(103)	103	-
#03KOBE2	(64)	64	-
#JOBSMAC	(82)	82	-
#16PETRUS	(71)	71	-
#ALICE	(44)	44	-
#SPIDER10	(45)	45	-
#62MANTLE	(197)	197	-
#BATMAN6	(50)	50	-	-	-	-
#CLEMENTE2	(97)	97	-
#SUPER14	(72)	72	-
#79STELLA	(90)	90	-
#TKAM	(46)	46	-
#DIMAGGIO2	(40)	40	-
#13BEAUX	(37)	37	-
#ANMLFARM	(32)	32	-
#NASA1	(229)	229	-
#00BRADY	(38)	38	-
#85NES	(38)	38	-
#JUSTICE1	(71)	71	-
#69KAREEM	(28)	28	-
#59JFK	(23)	23	-
#04LEBRON	(45)	45	-
#85JORDAN	(136)	136	-
#GOLDENEYE	(25)	25	-
#MOONSHOE	(83)	83	-
#03LEBRON2	(50)	50	-
#GRAPES	(20)	20	-
#34GEHRIG	(26)	26	-
#98KANGA	(67)	67	-
#06BRM	(20)	20	-
#DUNE	(10)	10	-
#86FLEER	(50)	50	-
#WILDGUN	(21)	21	-
#58PELE2	(14)	14	-
Total	$(20,612)	$20,612	$-	$(771)	$771	$-

Based on consideration of the available evidence including historical losses a valuation allowance has been recognized to offset deferred tax assets, as management was unable to conclude that realization of deferred tax assets were more likely than not.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE H - CONTINGENCIES

COVID-19

The continuing impact and effects of the global outbreak of the coronavirus (COVID‐19) on the operation and financial performance of our business are unknown. However, the Company currently does not expect the outbreak will have a material adverse effect on our business or financial results at this time.

Government Regulation

Claims arising out of actual or alleged violations of law, including certain matters currently under investigation by the SEC, could be asserted against the Company by individuals or governmental authorities and could expose the Company or each Series to significant damages or other penalties, including revocation or suspension of the licenses necessary to conduct business and fines.

Restriction on Sale of Series #HONUS

The following restrictions apply to the #HONUS Series, imposed by the Asset Seller who was Issued 53% of the Series Interests upon Closing of the Offering.

•Without the Company’s prior written consent (which may be withheld in the Company’s sole discretion), the Asset Seller will not, directly or indirectly, offer, pledge, sell, transfer, hypothecate, mortgage, grant or encumber, sell or grant any option, purchase any option, enter into any arrangement or contract to do any of the foregoing, or otherwise transfer, dispose or encumber the Asset Seller’s Equity Interest.

•Without the Asset Seller’s prior written consent, the Company will not sell the Underlying Asset within 36-months of the Closing.

•The Company will not sell the Underlying Asset for a purchase price of less than $1,900,000.00 without the Asset Seller’s prior written consent.

•For a 10-year period following the Closing, the Company (or our designee(s)) will have the right, exercisable at any time upon written notice to the Asset Seller, to repurchase from the Asset Seller the Asset Seller Equity Interest for a purchase price valuing the Series at no less than $1,900,000.00.  In the event the Company exercises this right, the Asset Seller will execute and deliver or cause to be executed and delivered to us such agreements or instruments as we may reasonably request, in order to facilitate such repurchase.

•If the Underlying Asset is sold within 5 years of the Closing, the Company will use commercially reasonable efforts to include as a condition in the sale agreement relating to such sale that purchaser of the Underlying Asset must lend the Underlying Asset to the Asset Seller for 60 days per calendar year for a 24-month period post-sale.  The Company will have no further obligation to the Asset Seller once the Company sells the Underlying Asset.

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS

Subsequent Offerings

The table below shows all Offerings, which have closed after the date of the financial statements through April 30, 2021:

Series	Offering Size	Closing Date
#03TACHE	$78,000.00	1/13/2021
#AVENGE57	$20,000.00	1/13/2021
#99TMB2	$60,000.00	1/13/2021
#AVENGERS1	$270,000.00	1/13/2021
#13GIANNIS	$25,000.00	1/13/2021
#04MESSI	$45,000.00	1/13/2021
#PUNCHOUT	$90,000.00	1/13/2021
#BULLSRING	$300,000.00	1/13/2021
#70AARON	$18,000.00	1/13/2021
#96CHARZRD	$65,000.00	1/13/2021
#ICECLIMB	$80,000.00	1/13/2021
#01TIGER	$18,500.00	1/13/2021
#JUNGLEBOX	$34,500.00	1/19/2021
#51HOWE	$45,000.00	1/19/2021
#09COBB	$32,000.00	1/19/2021
#96JORDAN2	$54,000.00	1/19/2021
#THOR	$215,000.00	1/25/2021
#FOSSILBOX	$21,000.00	1/25/2021
#59FLASH	$65,000.00	1/25/2021
#POKEBLUE	$24,000.00	1/27/2021
#DOMINOS	$11,000.00	1/27/2021
#PICNIC	$54,000.00	1/27/2021
#98GTA	$15,750.00	1/27/2021
#58PELE	$315,000.00	1/28/2021
#09CURRY	$25,000.00	2/2/2021
#84JORDAN	$375,000.00	2/2/2021
#09BEAUX	$34,000.00	2/2/2021
#KEROUAC	$98,000.00	2/7/2021
#96JORDAN	$48,000.00	2/7/2021
#FEDERAL	$150,000.00	2/7/2021
#62BOND	$93,000.00	2/7/2021
#71TOPPS	$68,000.00	2/17/2021
#DEATON	$285,000.00	2/17/2021
#98ZELDA	$23,500.00	2/17/2021
#03JORDAN2	$42,000.00	2/22/2021
#WOLVERINE	$47,500.00	2/22/2021
#91JORDAN	$70,000.00	2/24/2021
#79GRETZKY	$800,000.00	2/25/2021
#17DUJAC	$26,000.00	3/8/2021
#FAUBOURG2	$165,000.00	3/8/2021
#MOSASAUR	$30,000.00	3/15/2021
#92JORDAN	$42,000.00	3/15/2021
#14KOBE	$78,000.00	3/15/2021
#03LEBRON3	$230,000.00	3/15/2021
#95TOPSUN	$60,000.00	3/15/2021
#OPEECHEE	$300,000.00	3/16/2021
#59BOND	$82,000.00	3/16/2021
#09TROUT2	$56,000.00	3/16/2021
#ROCKETBOX	$28,500.00	3/22/2021
#94JORDAN	$85,000.00	3/22/2021
#85MJPROMO	$28,000.00	4/6/2021
#17MAHOMES	$300,000.00	4/6/2021
#76PAYTON	$65,000.00	4/6/2021
#11BELAIR	$22,000.00	4/6/2021
#16KOBE	$800,000.00	4/6/2021
#FANFOUR5	$80,000.00	4/6/2021

RSE ARCHIVE, LLC

Notes to Consolidated Financial Statements

NOTE I - SUBSEQUENT EVENTS (CONTINUED)
Series	Offering Size	Closing Date
#86DK3	$43,500.00	4/6/2021
#18LUKA	$26,500.00	4/6/2021
#MARADONA	$14,000.00	4/9/2021
#68RYAN	$70,000.00	4/9/2021
#99CHARZRD	$350,000.00	4/9/2021
#96KOBE	$77,000.00	4/9/2021
#POKEYELOW	$55,000.00	4/13/2021
#POKELUGIA	$110,000.00	4/13/2021
#48JACKIE	$375,000.00	4/15/2021
#VANHALEN	$62,000.00	4/15/2021
#XMEN1	$240,000.00	4/15/2021

The Company expects to launch and close additional offerings throughout the remainder of the year and beyond.

Asset Dispositions Subsequent to the Current Period

Series	Underlying Asset	Date of Sale Agreement	Total Sale Price	Initial Purchase Price	Carrying Value	Gain on Sale / (Loss)	Balance Sheet at time of Sale	Corporate Level Taxes on Gain on Sale	Sales Tax Remittance to the State of New York	Total Initial Offering Price / Per Interest	Total Distribution to Investors / Per Interests
#58PELE2	1958 Editora Aquarela Pelé Card graded PSA NM 7	02/26/2021	$62,000	$22,800	$22,800	$39,200	$805 Cash	$8,175		$26,500 / $5.00	$54,590 / $10.30
#AMZFNT15 (1)	1962 Amazing Fantasy #15 CGC VG+ 4.5	03/10/2021	$26,100	$30,500	$26,100 (2)	($0)	N/A	N/A	N/A	N/A	N/A

(1)Underlying Asset was sold prior to any Offering.

(2)Impairment charge of $4,400 recorded at the end of the Current Period.

Sale of Manager Interests in Series Subsequent to the Current Period

On January 1, 2021, RSE Markets, Inc. entered into a Series Interest Purchase Agreement with a third-party to sell certain membership interests in RSE Archive, LLC Series held by RSE Markets, Inc.

EXHIBIT INDEX

Exhibit 2.1 – Certificate of Formation for RSE Archive, LLC (1)

Exhibit 2.2 – Operating Agreement for RSE Archive, LLC

Exhibit 2.3 – Certificate of Formation for RSE Archive Manager, LLC (1)

Exhibit 2.4 – Operating Agreement for RSE Archive Manager, LLC

Exhibit 3.1 – Form of Series Designation

Exhibit 4.1 – Form of Subscription Agreement

Exhibit 6.1 – Form of Asset Management Agreement

Exhibit 6.2 – Broker of Record Agreement (1)

Exhibit 6.3 – Purchase Option Agreement in respect of Series #10COBB Asset (1)

Exhibit 6.4 – Purchase Option Agreement in respect of Series #52MANTLE Asset (1)

Exhibit 6.5 – Purchase Option Agreement in respect of Series #71ALI Asset (1)

Exhibit 6.6 – Purchase Option Agreement in respect of Series #71MAYS Asset (1)

Exhibit 6.7 – Purchase Option Agreement in respect of Series #98JORDAN Asset (1)

Exhibit 6.8 – Purchase Option Agreement in respect of Series #AGHOWL Asset (1)

Exhibit 6.9 – Purchase Option Agreement in respect of Series #EINSTEIN Asset (1)

Exhibit 6.10 – Purchase Option Agreement in respect of Series #FROST Asset (1)

Exhibit 6.11 – Purchase Option Agreement in respect of Series #POTTER Asset (1)

Exhibit 6.12 – Purchase Option Agreement in respect of Series #ROOSEVELT Asset (1)

Exhibit 6.13 – Purchase Option Agreement in respect of Series #TWOCITIES Asset (1)

Exhibit 6.14 – Purchase Option Agreement in respect of Series #ULYSSES Asset (1)

Exhibit 6.15 – Purchase Option Agreement in respect of Series #YOKO Asset (1)

Exhibit 6.16 – Purchase Agreement in respect of Series #70RLEX Asset (3)

Exhibit 6.17 – Purchase Agreement in respect of Series #RLEXPEPSI Asset (3)

Exhibit 6.18 – Purchase Agreement in respect of Series #SMURF Asset (5)

Exhibit 6.19 – Purchase Agreement in respect of Series #APEOD Asset (5)

Exhibit 6.20 – Purchase Agreement in respect of Series #APROAK Asset (5)

Exhibit 6.21 – Purchase Option Agreement in respect of Series #15PTKWT Asset (5)

Exhibit 6.22 – Purchase Agreement in respect of Series #18ZION Asset (5)

Exhibit 6.23 – Purchase Agreement in respect of Series #75ALI Asset (5)

Exhibit 6.24 – Purchase Agreement in respect of Series #88JORDAN Asset (5)

Exhibit 6.25 – Purchase Agreement in respect of Series #APOLLO11 Asset (5)

Exhibit 6.26 – Purchase Agreement in respect of Series #BIRKINBLEU Asset (5)

Exhibit 6.27 – Purchase Agreement in respect of Series #SNOOPY Asset (6)

Exhibit 6.28 – Purchase Option Agreement in respect of Series #HONUS Asset (6)

Exhibit 6.29 – Purchase Agreement in respect of Series #24RUTHBAT Asset (7)

Exhibit 6.30 – Purchase Agreement in respect of Series #33RUTH Asset (7)

Exhibit 6.31 – Purchase Agreement in respect of Series #56MANTLE Asset (7)

Exhibit 6.32 – Purchase Option Agreement in respect of Series #BIRKINBOR Asset (7)

Exhibit 6.33 – Purchase Option Agreement in respect of Series #HIMALAYA Asset (7)

Exhibit 6.34 – Purchase Option Agreement in respect of Series #SPIDER1 Asset (7)

Exhibit 6.35 – Purchase Option Agreement in respect of Series #BATMAN3 Asset (7)

Exhibit 6.36 – Purchase Agreement in respect of Series #BOND1 Asset (8)

Exhibit 6.37 – Purchase Agreement in respect of Series #CATCHER Asset (8)

Exhibit 6.38 – Purchase Agreement in respect of Series #LOTR Asset (8)

Exhibit 6.40 – Purchase Agreement in respect of Series #AMZFNT1 Asset (8)

Exhibit 6.41 – Purchase Agreement in respect of Series #HULK1 Asset (8)

Exhibit 6.42 – Purchase Agreement in respect of Series #BATMAN1 Asset (8)

Exhibit 6.43 – Purchase Agreement in respect of Series #55CLEMENTE Asset (8)

Exhibit 6.44 – Purchase Agreement in respect of Series #38DIMAGGIO Asset (8)

Exhibit 6.45 – Purchase Agreement in respect of Series #RUTHBALL1 Asset (8)

Exhibit 6.46 – Purchase Agreement in respect of Series #86JORDAN Asset (9)

Exhibit 6.47 – Purchase Agreement in respect of Series #GMTBLACK1 Asset (9)

III-1

Exhibit 6.48 – Purchase Agreement in respect of Series #SHKSPR4 Asset (9)

Exhibit 6.49 – Purchase Agreement in respect of Series #50JACKIE Asset (9)

Exhibit 6.50 – Purchase Agreement in respect of Series #POKEMON1 Asset (9)

Exhibit 6.51 – Purchase Option Agreement in respect of Series #FANFOUR1 Asset (9)

Exhibit 6.52 – Purchase Agreement in respect of Series #CHURCHILL Asset (9)

Exhibit 6.53 – Purchase Agreement in respect of Series #ANMLFARM Asset (9)

Exhibit 6.54 – Purchase Option Agreement in respect of Series #CAPTAIN3 Asset (9)

Exhibit 6.55 – Purchase Option Agreement in respect of Series #SUPER21 Asset (9)

Exhibit 6.56 – Purchase Option Agreement in respect of Series #SOBLACK Asset (9)

Exhibit 6.57 – Purchase Option Agreement in respect of Series #FAUBOURG Asset (9)

Exhibit 6.58 – Purchase Option Agreement in respect of Series #BIRKINTAN Asset (9)

Exhibit 6.59 – (15)

Exhibit 6.60 - Purchase Agreement in respect of Series #56TEDWILL Asset (10)

Exhibit 6.61 - Purchase Agreement in respect of Series #03LEBRON Asset (10)

Exhibit 6.62 - Purchase Agreement in respect of Series #03JORDAN Asset (10)

Exhibit 6.63 - Purchase Agreement in respect of Series #68MAYS Asset (10)

Exhibit 6.64 - Purchase Agreement in respect of Series #51MANTLE Asset (10)

Exhibit 6.65 - Purchase Option Agreement in respect of Series #85MARIO Asset (10)

Exhibit 6.66 - Purchase Agreement in respect of Series #TKAM Asset (10)

Exhibit 6.67 - Purchase Option Agreement in respect of Series #TMNT1 Asset (10)

Exhibit 6.68 - Purchase Agreement in respect of Series #LINCOLN Asset (10)

Exhibit 6.69 - Purchase Agreement in respect of Series #61JFK Asset (10)

Exhibit 6.70 - Purchase Option Agreement in respect of Series #GATSBY Asset (10)

Exhibit 6.71 - Purchase Option Agreement in respect of Series #NEWTON Asset (10)

Exhibit 6.72 - Purchase Agreement in respect of Series #BATMAN6 Asset (10)

Exhibit 6.73 - Purchase Agreement in respect of Series #STARWARS1 Asset (10)

Exhibit 6.74 - Purchase Agreement in respect of Series #DAREDEV1 Asset (10)

Exhibit 6.75 - Purchase Option Agreement in respect of Series #ALICE Asset (11)

Exhibit 6.76 - Purchase Agreement in respect of Series #14DRC Asset (11)

Exhibit 6.77 - Purchase Agreement in respect of Series #05LATOUR Asset (11)

Exhibit 6.78 - Purchase Agreement in respect of Series #16PETRUS Asset (11)

Exhibit 6.79 - Purchase Agreement in respect of Series #16SCREAG Asset (11)

Exhibit 6.80 - Purchase Option Agreement in respect of Series #HALONFR Asset (11)

Exhibit 6.81 - Purchase Agreement in respect of Series #03KOBE Asset (11)

Exhibit 6.82 - Purchase Agreement in respect of Series #86RICE Asset (11)

Exhibit 6.83 - Purchase Agreement in respect of Series #AVENGERS1 Asset (11)

Exhibit 6.84 - Purchase Agreement in respect of Series #SUPER14 Asset (11)

Exhibit 6.85 - Purchase Agreement in respect of Series #94JETER Asset (11)

Exhibit 6.86 - Purchase Agreement in respect of Series #62MANTLE Asset (11)

Exhibit 6.87 - Purchase Agreement in respect of Series #DUNE Asset (11)

Exhibit 6.88 - Purchase Agreement in respect of Series #TOS39 Asset (11)

Exhibit 6.89 - Purchase Option Agreement in respect of Series #2020TOPPS Asset (11)

Exhibit 6.90 - Purchase Agreement in respect of Series #93DAYTONA Asset (11)

Exhibit 6.91 - Purchase Agreement in respect of Series #TORNEK Asset (11)

Exhibit 6.92 - Purchase Agreement in respect of Series #57STARR Asset (11)

Exhibit 6.93 - Purchase Agreement in respect of Series #57MANTLE Asset (11)

Exhibit 6.94 - Purchase Agreement in respect of Series #39TEDWILL Asset (11)

Exhibit 6.95 - Purchase Agreement in respect of Series #37HEISMAN Asset (12)

Exhibit 6.96 - Purchase Agreement in respect of Series #JUSTICE1 Asset (12)

Exhibit 6.97 - Purchase Agreement in respect of Series #AF15 Asset (12)

Exhibit 6.98 - Purchase Agreement in respect of Series #59JFK Asset (12)

Exhibit 6.99 - Purchase Agreement in respect of Series #CLEMENTE2 Asset (12)

Exhibit 6.100 - Purchase Agreement in respect of Series #SPIDER10 Asset (12)

Exhibit 6.101 - Purchase Agreement in respect of Series #GRAPES Asset (12)

Exhibit 6.102 - Purchase Agreement in respect of Series #09TROUT Asset (12)

Exhibit 6.103 - Purchase Agreement in respect of Series #JOBSMAC Asset (12)

III-2

Exhibit 6.104 - Purchase Agreement in respect of Series #AVENGE57 Asset (12)

Exhibit 6.105 - Purchase Agreement in respect of Series #PICNIC Asset (12)

Exhibit 6.106 - Purchase Agreement in respect of Series #79STELLA Asset (12)

Exhibit 6.107 - Purchase Agreement in respect of Series #KEROUAC Asset (13)

Exhibit 6.108 - Purchase Agreement in respect of Series #09BEAUX Asset (13)

Exhibit 6.109 - Purchase Agreement in respect of Series #13BEAUX Asset (13)

Exhibit 6.110 - Purchase Agreement in respect of Series #09RBLEROY Asset (13)

Exhibit 6.111 - Purchase Agreement in respect of Series #00MOUTON Asset (13)

Exhibit 6.112 - Purchase Agreement in respect of Series #11BELAIR Asset (13)

Exhibit 6.113 - Purchase Agreement in respect of Series #06BRM Asset (13)

Exhibit 6.114 - Purchase Agreement in respect of Series #17DUJAC Asset (13)

Exhibit 6.115 - Purchase Agreement in respect of Series #00NEWMAN Asset (13)

Exhibit 6.116 - Purchase Agreement in respect of Series #NASA1 Asset (13)

Exhibit 6.117 - Purchase Agreement in respect of Series #03KOBE2 Asset (13)

Exhibit 6.118 - Purchase Agreement in respect of Series #FAUBOURG2 Asset (13)

Exhibit 6.119 - Amended and Restated Upper90 Secured Demand Promissory Term Note (16)

Exhibit 6.120 - Purchase Agreement in respect of Series #03TACHE Asset (17)

Exhibit 6.121 - Purchase Agreement in respect of Series #04LEBRON Asset (17)

Exhibit 6.122 - Purchase Agreement in respect of Series #THOR Asset (17)

Exhibit 6.123 - Purchase Agreement in respect of Series #85NES Asset (17)

Exhibit 6.124 - Purchase Agreement in respect of Series #WILDGUN Asset (17)

Exhibit 6.125 - Purchase Agreement in respect of Series #88MARIO Asset (17)

Exhibit 6.126 - Purchase Agreement in respect of Series #GOLDENEYE Asset (17)

Exhibit 6.127 - Purchase Agreement in respect of Series #13MUSIGNY Asset (17)

Exhibit 6.128 - Purchase Agreement in respect of Series #DIMAGGIO2 Asset (17)

Exhibit 6.129 - Purchase Agreement in respect of Series #85JORDAN Asset (17)

Exhibit 6.130 - Purchase Agreement in respect of Series #00BRADY Asset (17)

Exhibit 6.131 - Purchase Agreement in respect of Series #34GEHRIG Asset (17)

Exhibit 6.132 - Purchase Agreement in respect of Series #69KAREEM Asset (17)

Exhibit 6.133 - Purchase Agreement in respect of Series #16KOBE Asset (17)

Exhibit 6.134 - Purchase Agreement in respect of Series #MOONSHOE Asset (18)

Exhibit 6.135 - Purchase Agreement in respect of Series #70AARON Asset (18)

Exhibit 6.136 - Purchase Agreement in respect of Series #13GIANNIS Asset (18)

Exhibit 6.137 - Purchase Agreement in respect of Series #03LEBRON2 Asset (18)

Exhibit 6.138 - Purchase Agreement in respect of Series #BULLSRING Asset (18)

Exhibit 6.139 - Purchase Agreement in respect of Series #09COBB Asset (18)

Exhibit 6.140 - Purchase Agreement in respect of Series #18LAMAR Asset (18)

Exhibit 6.141 - Purchase Agreement in respect of Series #51HOWE Asset (18)

Exhibit 6.142 - Purchase Agreement in respect of Series #86FLEER Asset (18)

Exhibit 6.143 - Purchase Agreement in respect of Series #58PELE Asset (18)

Exhibit 6.144 - Purchase Agreement in respect of Series #58PELE2 Asset (18)

Exhibit 6.145 - Purchase Agreement in respect of Series #04MESSI Asset (18)

Exhibit 6.146 - Purchase Agreement in respect of Series #99TMB2 Asset (18)

Exhibit 6.147 - Purchase Agreement in respect of Series #98KANGA Asset (18)

Exhibit 6.148 - Purchase Agreement in respect of Series #FEDERAL Asset  (18)

Exhibit 6.149 - Bill of Sale in respect of Series #59BOND (19)

Exhibit 6.150 - Bill of Sale in respect of Series #62BOND (19)

Exhibit 6.151 - Purchase Agreement in respect of Series #DEATON (19)

Exhibit 6.152 - Purchase Agreement in respect of Series #XMEN1 (19)

Exhibit 6.153 - Bill of Sale in respect of Series #ICECLIMB (19)

Exhibit 6.154 - Purchase Agreement in respect of Series #PUNCHOUT (19)

Exhibit 6.155 - Purchase Agreement in respect of Series #POKEBLUE (19)

Exhibit 6.156 - Bill of Sale in respect of Series #98GTA (19)

Exhibit 6.157 - Bill of Sale in respect of Series #FOSSILBOX (19)

Exhibit 6.158 - Bill of Sale in respect of Series #96CHARZRD (19)

Exhibit 6.159 - Bill of Sale in respect of Series #JUNGLEBOX (19)

III-3

Exhibit 6.160 - Bill of Sale in respect of Series #01TIGER (19)

Exhibit 6.161 - Upper90 Credit and Guaranty Agreement (19)

Exhibit 6.162 – Purchase Agreement in respect of Series #48JACKIE Asset (20)

Exhibit 6.163 – Bill of Sale in respect of Series #66ORR Asset (20)

Exhibit 6.164 – Bill of Sale in respect of Series #71TOPPS Asset (20)

Exhibit 6.165 – Bill of Sale in respect of Series #79GRETZKY Asset (20)

Exhibit 6.166 – Bill of Sale in respect of Series #84JORDAN Asset (20)

Exhibit 6.167 – Bill of Sale in respect of Series #91JORDAN Asset (20)

Exhibit 6.168 – Bill of Sale in respect of Series #92JORDAN Asset (20)

Exhibit 6.169 – Bill of Sale in respect of Series #94JORDAN Asset (20)

Exhibit 6.170 – Bill of Sale in respect of Series #96JORDAN Asset (20)

Exhibit 6.171 – Bill of Sale in respect of Series #96JORDAN2 Asset (20)

Exhibit 6.172 – Bill of Sale in respect of Series #03JORDAN2 Asset (20)

Exhibit 6.173 – Bill of Sale in respect of Series #03LEBRON3 Asset (20)

Exhibit 6.174 – Bill of Sale in respect of Series #09CURRY Asset (20)

Exhibit 6.175 – Bill of Sale in respect of Series #14KOBE Asset (20)

Exhibit 6.176 – Bill of Sale in respect of Series #14CARR Asset (20)

Exhibit 6.177 – Bill of Sale in respect of Series #OPEECHEE Asset (20)

Exhibit 6.178 – Bill of Sale in respect of Series #APPLE1 Asset (20)

Exhibit 6.179 – Bill of Sale in respect of Series #VANHALEN Asset (20)

Exhibit 6.180 – Bill of Sale in respect of Series #MOSASAUR Asset (20)

Exhibit 6.181 – Purchase Agreement in respect of Series #98ZELDA Asset (20)

Exhibit 6.182 – Bill of Sale in respect of Series #59FLASH Asset (20)

Exhibit 6.183 – Bill of Sale in respect of Series #WOLVERINE Asset (20)

Exhibit 6.184 – Bill of Sale in respect of Series #DOMINOS Asset (20)

Exhibit 6.185 – Bill of Sale in respect of Series #BROSGRIMM Asset (20)

Exhibit 6.186 – Purchase Agreement in respect of Series #CONGRESS Asset (20)

Exhibit 6.187 – Purchase Agreement in respect of Series #1776 Asset (20)

Exhibit 6.188 – Bill of Sale in respect of Series #MARADONA Asset (21)

Exhibit 6.189 – Purchase Agreement in respect of Series #85JORDAN2 Asset (21)

Exhibit 6.190 – Purchase Agreement in respect of Series #17MAHOMES Asset (21)

Exhibit 6.191 – Purchase Agreement in respect of Series #05MJLJ Asset (21)

Exhibit 6.192 – Bill of Sale in respect of Series #09TROUT2 Asset (21)

Exhibit 6.193 – Bill of Sale in respect of Series #85MJPROMO Asset (21)

Exhibit 6.194 – Bill of Sale in respect of Series #76PAYTON Asset (21)

Exhibit 6.195 – Bill of Sale in respect of Series #18LUKA Asset (21)

Exhibit 6.196 – Bill of Sale in respect of Series #81MONTANA Asset (21)

Exhibit 6.197 – Purchase Agreement in respect of Series #60MANTLE Asset (21)

Exhibit 6.198 – Purchase Agreement in respect of Series #DIMAGGIO3 Asset (21)

Exhibit 6.199 – Bill of Sale in respect of Series #NICKLAUS1 Asset (21)

Exhibit 6.200 – Bill of Sale in respect of Series #58PELE3 Asset (21)

Exhibit 6.201 – Bill of Sale in respect of Series #09CURRY2 Asset (21)

Exhibit 6.202 – Bill of Sale in respect of Series #96KOBE Asset (21)

Exhibit 6.203 – Bill of Sale in respect of Series #68RYAN Asset (21)

Exhibit 6.204 – Bill of Sale in respect of Series #ROCKETBOX Asset (21)

Exhibit 6.205 – Bill of Sale in respect of Series #95TOPSUN Asset (21)

Exhibit 6.206 – Bill of Sale in respect of Series #99CHARZRD Asset (21)

Exhibit 6.207 – Bill of Sale in respect of Series #POKEDEMO Asset (21)

Exhibit 6.208 – Bill of Sale in respect of Series #POKELUGIA Asset (21)

Exhibit 6.209 – Bill of Sale in respect of Series #POKEMON2 Asset (21)

Exhibit 6.210 – Bill of Sale in respect of Series #NEOBOX Asset (21)

Exhibit 6.211 – Bill of Sale in respect of Series #GYMBOX Asset (21)

Exhibit 6.212 – Purchase Agreement in respect of Series #POKEYELOW Asset (21)

Exhibit 6.213 – Bill of Sale in respect of Series #86DK3 Asset (21)

Exhibit 6.214 – Purchase Agreement in respect of Series #WZRDOFOZ Asset (21)

Exhibit 6.215 – Bill of Sale in respect of Series #FANFOUR5 Asset (21)

III-4

Exhibit 6.216 – Purchase Agreement in respect of Series #HUCKFINN Asset (22)

Exhibit 6.217 – Purchase Agreement in respect of Series #HGWELLS Asset (22)

Exhibit 6.218 – Purchase Agreement in respect of Series #MARX Asset (22)

Exhibit 6.219 – Purchase Agreement in respect of Series #WALDEN Asset (22)

Exhibit 6.220 – Bill of Sale in respect of Series #RIVIERA Asset (22)

Exhibit 6.221 – Bill of Sale in respect of Series #85LEMIEUX Asset (22)

Exhibit 6.222 – Bill of Sale in respect of Series #80TOPPS Asset (22)

Exhibit 6.223 – Bill of Sale in respect of Series #TOPPSTRIO Asset (22)

Exhibit 6.224 – Bill of Sale in respect of Series #03LEBRON4 Asset (22)

Exhibit 6.225 – Bill of Sale in respect of Series #87JORDAN Asset (22)

Exhibit 6.226 – Bill of Sale in respect of Series #98JORDAN2 Asset (22)

Exhibit 6.227 – Bill of Sale in respect of Series #07DURANT Asset (22)

Exhibit 6.228 – Purchase Agreement in respect of Series #GRIFFEYJR Asset (22)

Exhibit 6.229 – Bill of Sale in respect of Series #HENDERSON Asset (22)

Exhibit 6.230 – Purchase Agreement in respect of Series #08LEBRON Asset (22)

Exhibit 6.231 – Purchase Agreement in respect of Series #03LEBRON5 Asset (22)

Exhibit 6.232 – Bill of Sale in respect of Series #49ROYCAMP Asset (22)

Exhibit 6.233 – Bill of Sale in respect of Series #65NAMATH Asset (22)

Exhibit 6.234 – Bill of Sale in respect of Series #80ALI Asset (22)

Exhibit 6.235 – Bill of Sale in respect of Series #85ERVING Asset (22)

Exhibit 6.236 – Bill of Sale in respect of Series #56AARON Asset (22)

Exhibit 6.237 – Bill of Sale in respect of Series #67CAREW Asset (22)

Exhibit 6.238 – Bill of Sale in respect of Series #LJKOBE Asset (22)

Exhibit 6.239 – Bill of Sale in respect of Series #61MANTLE Asset (22)

Exhibit 6.240 – Bill of Sale in respect of Series #47JACKIE Asset (22)

Exhibit 6.241 – Bill of Sale in respect of Series #60ALI Asset (22)

Exhibit 6.242 – Purchase Agreement in respect of Series #AC23 Asset (22)

Exhibit 6.243 – Purchase Agreement in respect of Series #BATMAN2 Asset (22)

Exhibit 6.244 – Purchase Agreement in respect of Series #FLASH123 Asset (22)

Exhibit 6.245 – Purchase Agreement in respect of Series #POKEMON3 Asset (22)

Exhibit 6.246 – Purchase Agreement in respect of Series #POKEMONRED Asset (22)

Exhibit 6.247 – Purchase Agreement in respect of Series #SMB3 Asset (22)

Exhibit 6.248 – Purchase Agreement in respect of Series #01HALO Asset (22)

Exhibit 6.249 – Purchase Agreement in respect of Series #SLASH Asset (22)

Exhibit 6.250 – Purchase Agreement in respect of Series #SANTANA Asset (22)

Exhibit 6.251 – Purchase Agreement in respect of Series #AJONES Asset (22)

Exhibit 6.252 – Purchase Agreement in respect of Series #IOMMI Asset (22)

Exhibit 6.253 – Purchase Agreement in respect of Series #MEGALODON Asset (22)

Exhibit 6.254 – Bill of Sale in respect of Series #GWLOTTO Asset (22)

Exhibit 6.255 – Bill of Sale in respect of Series #GIANNIS2 Asset

Exhibit 6.256 – Bill of Sale in respect of Series #99MJRETRO Asset

Exhibit 6.257 – Bill of Sale in respect of Series #59BROWN Asset

Exhibit 6.258 – Bill of Sale in respect of Series #93JETER Asset

Exhibit 6.259 – Bill of Sale in respect of Series #CLEMENTE3 Asset

Exhibit 6.260 – Bill of Sale in respect of Series #54AARON Asset

Exhibit 6.261 – Bill of Sale in respect of Series #00BRADY2 Asset

Exhibit 6.262 – Bill of Sale in respect of Series #96KOBE2 Asset

Exhibit 6.263 – Bill of Sale in respect of Series #57ROBINSN Asset

Exhibit 6.264 – Bill of Sale in respect of Series #NIKEPROTO Asset

Exhibit 6.265 – Purchase Agreement in respect of Series #87ZELDA Asset

Exhibit 6.266 – Purchase Agreement in respect of Series #EXCITBIKE Asset

Exhibit 6.267 – Purchase Agreement in respect of Series #EINSTEIN2 Asset

Exhibit 6.268 – Purchase Agreement in respect of Series #METEORITE Asset

Exhibit 6.269 – Standard Form Bill of Sale

Exhibit 6.270 – Standard Form Purchase Agreement

Exhibit 8.1 – Subscription Escrow Agreement (1)

III-5

Exhibit 8.2 – Custodian Agreement with DriveWealth, LLC (5)

Exhibit 11.1 – Consent of EisnerAmper LLP

Exhibit 12.1 – Opinion of Duane Morris LLP

Exhibit 13.1 – Amended and Restated Testing the Water Materials (3)

(1)Previously filed as an Exhibit to the Company’s Form 1-A filed with the Commission on August 13, 2019

(2)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 19, 2019

(3)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 16, 2019

(4)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 4, 2019

(5)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on October 21, 2019

(6)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on November 15, 2019

(7)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on December 5, 2019

(8)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on February 7, 2020

(9)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on March 31, 2020

(10)Previously filed as an Exhibit to the Company's Form1-A/A filed with the Commission on May 26, 2020

(11)Previously filed as an exhibit to the Company’s Form1-A/A filed with the Commission on July 10, 2020

(12)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on August 7, 2020

(13)Previously filed as an Exhibit to the Company’s Form 1-A/A filed with the Commission on September 15, 2020

(14)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on September 28, 2020

(15)Exhibit 6.59 has been restated and replaced in its entirety with Exhibit 6.119

(16)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 8, 2020

(17)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on October 15, 2020

(18)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on November 10, 2020

(19)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on December 10, 2020

(20)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on December 31, 2020

(21)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on February 11, 2021

(22)Previously filed as an Exhibit to the Company’s Form1-A/A filed with the Commission on March 17, 2021

III-6

SIGNATURES

Pursuant to the requirements of Regulation A, the issuer has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RSE ARCHIVE MANAGER, LLC

By: Rally Holdings LLC, its managing member

By: /s/ George J. Leimer

Name: George J. Leimer

Title: Chief Executive Officer

This report has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ George J. Leimer Name: George J. Leimer	Chief Executive Officer of Rally Holdings LLC. (Principal Executive Officer)	May 5, 2021
/s/ Maximilian F. Niederste-Ostholt Name: Maximilian F. Niederste-Ostholt	Chief Financial Officer of Rally Holdings LLC (Principal Financial Officer)	May 5, 2021
RSE ARCHIVE MANAGER, LLC By: /s/ George J. Leimer Name: George J. Leimer Title: Chief Executive Officer	Managing Member	May 5, 2021